                                                                             UNITED STATES

                                                        SECURITIES AND EXCHANGE COMMISSION

                                                                    WASHINGTON, D.C. 20549

                                                                                 FORM N-PX

                                                      ANNUAL REPORT OF PROXY VOTING RECORD

                                                                                        OF

                                                REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                    811-2968

  NAME OF REGISTRANT:                                                    VANGUARD TRUSTEES' EQUITY FUND

  ADDRESS OF REGISTRANT:                                              PO BOX 2600, VALLEY FORGE, PA 19482

  NAME AND ADDRESS OF AGENT FOR SERVICE:              HEIDI STAM

                                                                                           PO BOX 876

                                                                                           VALLEY FORGE, PA 19482

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (610) 669-1000

  DATE OF FISCAL YEAR END:                                          OCTOBER 31

  DATE OF REPORTING PERIOD:                                        JULY 1, 2009 - JUNE 30, 2010

  FUND:   VANGUARD INTERNATIONAL VALUE FUND

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ABB LTD

  TICKER:                  N/A                 CUSIP:   H0010V101

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and                        ISSUER            YES             FOR                  FOR

consolidated financial statements, annual financial

statements and the Auditors' reports

PROPOSAL #2.1: Approve the annual report, the                     ISSUER            YES             FOR                  FOR

consolidated financial statements, and the annual

financial statements for 2009

PROPOSAL #2.2: Approve to accept the remuneration              ISSUER            YES             FOR                  FOR

report as per the specified pages of the annual report

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the persons entrusted with

Management for fiscal 2009

PROPOSAL #4.: Approve to release CHF 340,000,000 of          ISSUER            YES             FOR                  FOR

the legal reserves and allocate those released

reserves to other reserves and to carry forward the

available earnings in the amount of CHF 3,893,861,784

PROPOSAL #5.: Approve to reduce the share capital of         ISSUER            YES             FOR                  FOR

CHF 3,587,160,187.38 by CHF 34,919,500.00 to CHF

3,552,240,687.38 by way of cancellation of the

22,675,000 shares with a nominal value of CHF 1.54

each which were bought back by the Company under the

share buyback program announced in February 2008; to

confirm as a result of the report of the Auditors,

that the claims of the creditors are fully covered

notwithstanding the capital reduction; amend Article

4 Para.1 of the Articles of Incorporation according

to the specified wording as per the date of the entry

 of the capital reduction in the commercial register

PROPOSAL #6.: Approve to reduce the share capital of         ISSUER            YES             FOR                  FOR

CHF 3,552,240,687.38 by CHF 1,176,391,396.47 to CHF

2,375,849,290.91 by way of reducing the nominal value

 of the registered shares from CHF 1.54 by CHF 0.51

to CHF 1.03 and to use the nominal value reduction

amount for repayment to the shareholders; to confirm

as a result of the report of the auditors, that the

claims of the creditors are fully covered

notwithstanding the capital reduction; and amend

Article 4 Para.1 of the Articles of Incorporation

according to the specified wording as per the date of

 the entry of the capital reduction in the commercial

 register and amend Article 4bis Paras. 1 and 4, and

Article 4ter Para. 1 of the Articles of

Incorporation, correspondingly reflecting the reduced

 nominal value of the registered shares from CHF 1.54

 by CHF 0.51 to CHF 1.03, as per the date of the

entry of the capital reduction in the commercial

PROPOSAL #7.: Approve, to the extent that the general        ISSUER            YES             FOR                  FOR

 meeting approves the Board of Directors' proposal

set forth in Item 6, to amend Article 13 para.1 of

the Articles of Incorporation as specified

PROPOSAL #8.1: Approve, to replace the current                   ISSUER            YES             FOR                  FOR

Article 6 of the Articles of Incorporation concerning

 the form of the shares with the specified new

PROPOSAL #8.2: Approve, to delete Section 6 of the            ISSUER            YES             FOR                  FOR

Articles of Incorporation consisting of Article 32

In-Kind Contributions and Article 33 Acquisitions of

Property

PROPOSAL #9.1: Re-elect Roger Agnelli, Brazilian to          ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.2: Re-elect Louis R. Hughes, American to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.3: Re-elect Hans Ulrich Marki, Swiss to          ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.4: Re-elect Michel de Rosen, French to            ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.5: Re-elect Michael Treschow, Swedish to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.6: Re-elect Bernd W. Voss, German to the         ISSUER            YES             FOR                  FOR

Board of Directors for a further period of one year,

until the AGM 2011

PROPOSAL #9.7: Re-elect Jacob Wallenberg, Swedish to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.8: Re-elect Hubertus von Grunberg, German        ISSUER            YES             FOR                  FOR

 to the Board of Directors for a further period of

one year, until the AGM 2011

PROPOSAL #10.: Election of Ernst & Young AG as the            ISSUER            YES             FOR                  FOR

Auditors for fiscal 2010

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  ISSUER:                  ACTELION LTD., ALLSCHWIL

  TICKER:                  N/A                 CUSIP:   H0032X135

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the business report consisting          ISSUER            YES             FOR                  FOR

of the annual report as well as of the annual

Statutory accounts and the consolidated accounts as

of 31 DEC 2009

PROPOSAL #2: Approve the use of result of the annual         ISSUER            YES             FOR                  FOR

accounts as of 31 DEC 2009

PROPOSAL #3: Grant discharge to the Board of                       ISSUER            YES             FOR                  FOR

Directors and the Senior Management

PROPOSAL #4.1: Re-elect Werner Henrich as a Board              ISSUER            YES             FOR                  FOR

Member for a new term of office of three years

PROPOSAL #4.2: Re-elect Armin Kessler as a Board                ISSUER            YES             FOR                  FOR

Member for a new term of office of three years

PROPOSAL #4.3: Re-elect Jean Malo as a Board Member          ISSUER            YES             FOR                  FOR

for a new term of office of three years

PROPOSAL #5: Appointment of Ernst and Young AG, Basel        ISSUER            YES             FOR                  FOR

 as the Statutory Auditors for the business year 2010

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  ISSUER:                  ADIDAS AG

  TICKER:                  N/A                 CUSIP:   D0066B102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289[4] and 315[4] of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 284,555,044.87 as

follows: payment of a dividend of EUR 0.35 per no-par

 share EUR 211,329,379.77 shall be carried forward

Ex-dividend and payable date: 07 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors

PROPOSAL #6.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association Section 19[2], in respect of the notice

of shareholders meeting being published in the

electronic Federal Gazette at least 30 days prior to

the last date of registration for the meeting, the

publishing date of the notice of shareholders,

meeting and the last date of registration not being

included in the calculation of the 30 day period

Section 20[1], in respect of shareholders being

entitled to participate in and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting and

provide evidence of their shareholding Section 19[4],

 deletion Section 20[4], in respect of the Board of

Managing Directors being authorized to permit the

audiovisual transmission of the shareholders meeting

Section 21[4], in respect of the Board of Managing

Directors being authorized to permit shareholders to

absentee vote at the shareholders meeting

PROPOSAL #7.: Resolution on t he revocation of the            ISSUER            YES             FOR                  FOR

existing authorized capital, the creation of new

authorized capital, and the corresponding amendment

to the Articles of Association, the existing

authorized capital 2006 of up to EUR 20,000,000 shall

 be revoked, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

20,000,000 through the issue of new bearer no-par

shares against contributions in cash, within in a

period of five years [authorized capital 2010],

shareholders shall be granted subscription rights

except for residual amounts and for a capital

increase of up to 10% of the share capital if the

shares are issued at a price not materially below

PROPOSAL #8.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

contingent capital 1999/I and the corresponding

amendment to the Articles of Association

PROPOSAL #9.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

contingent capital 2003/II and the corresponding

amendment to the Articles of Association

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of association, the

authorization given by the shareholders meeting of 11

 MAY 2006, to issue bonds and to create a

corresponding contingent capital of up to EUR

20,000,000 shall be revoked, the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer and/or

registered bonds of up to EUR 1,500,000,000

conferring conversion and/or option rights for shares

 of the Company, on or before 05 MAY 2015,

Shareholders shall be granted subscription rights

except for residual amounts, for the granting of such

 rights to holders of conversion or option rights,

and for the issue of bonds conferring conversion

and/or option rights for shares of the company of up

to 10% of the share capital at a price not materially

 be low their theoretical market value, the Company's

 share capital shall be increased accordingly by up

to EUR 36,000,000 through the issue of up to

36,000,000 new bearer no-par shares, insofar as

PROPOSAL #11.: Renewal of the authorization to                   ISSUER            YES             FOR                  FOR

acquire own shares, the Company shall be authorized

to acquire own shares of up to 10% of its share

capital, at a price neither more than 10% above, nor

more than 20% below, the market price of the shares,

on or before 05 MAY 2015, the Board of Managing

Directors shall be authorized to offer the shares on

the stock exchange or to all shareholders, to dispose

 of the shares in a manner other than the stock

exchange or by way of a rights offering if the shares

 are sold at a price not materially below their

market price, to use the shares in connection with

mergers and acquisitions or for satisfying option and

 conversion rights, and to retire the shares

PROPOSAL #12.: Authorization to acquire own shares by        ISSUER            YES             FOR                  FOR

 using derivatives in connection with item 11, the

Company shall also be authorized to acquire own

shares by using derivatives at a price neither more

than 10% above, nor more than 20% below, the market

price of the shares, the authorization shall be

limited to up to 5% of the share capital

PROPOSAL #13.: Resolution on the conversion of the            ISSUER            YES             FOR                  FOR

bearer shares of the Company into registered shares

and the corresponding amendments to the Articles of

association and resolutions of shareholders meetings

PROPOSAL #14.: Appointment of auditors a] Audit of            ISSUER            YES             FOR                  FOR

the financial statements for the 2010 FY: KPMG AG,

Frankfurt b] Review of the interim financial

statements for the first half of the 2010 FY: KPMG

AG, Frankfurt

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  ISSUER:                  AEON CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J00288100

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

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  ISSUER:                  ALBERTA ENERGY LTD

  TICKER:                  N/A                 CUSIP:   292505104

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Peter A. Dea as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of Randall K. Eresman as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Claire S. Farley as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Fred j. Fowler as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Barry W. Harrison as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of  Suzanne P. Nimocks as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of David P. O'Brien as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of  Jane L. Peverett as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of Allan P. Sawin as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Bruce G. Waterman as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Clayton H. Woitas  as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

LLP as the Auditors at a remuneration

PROPOSAL #3: Amend and Reconfirm the Shareholder                ISSUER            YES             FOR                  FOR

rights plan

PROPOSAL #4: Approve to confirm the amendments to By-        ISSUER            YES             FOR                  FOR

law No.1

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  ISSUER:                  ALLIANZ SE, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D03080112

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved Annual              ISSUER             NO              N/A                  N/A

Financial Statements and the approved Consolidated

Financial Statements as at December 31, 2009, and of

the Management Reports for Allianz SE and for the

Group, the Explanatory Reports on the information

pursuant to Paragraph 289 (4), Paragraph 315 (4) and

Paragraph 289 (5) of the German Commercial Code

(Handelsgesetzbuch) as well as the Report of the

Supervisory Board for the fiscal year 2009

PROPOSAL #2.: Appropriation of net earnings                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approval of the actions of the members         ISSUER            YES             FOR                  FOR

of the Management Board

PROPOSAL #4.: Approval of the actions of the members         ISSUER            YES             FOR                  FOR

of the Supervisory Board

PROPOSAL #5.: By-election to the Supervisory Board             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Management Board members of Allianz SE

PROPOSAL #7.: Creation of an Authorized Capital                 ISSUER            YES             FOR                  FOR

2010/I, cancellation of the Authorized Capital 2006/I

 and corresponding amendment to the Statutes

PROPOSAL #8.: Creation of an Authorized Capital                 ISSUER            YES             FOR                  FOR

2010/II for the issuance of shares to employees,

cancellation  of the Authorized Capital 2006/II and

corresponding amendment to the Statutes

PROPOSAL #9.: Approval of a new authorization to                ISSUER            YES             FOR                  FOR

issue bonds carrying conversion and/or option rights

as well as convertible participation rights, creation

 of a Conditional Capital 2010, cancellation of the

current authorization to issue bonds carrying

conversion and/or option rights, cancellation of the

Conditional Capital 2006 and corresponding amendment

to the Statutes

PROPOSAL #10.: Authorization to acquire treasury                ISSUER            YES             FOR                  FOR

shares for trading purposes

PROPOSAL #11.: Authorization to acquire and utilize          ISSUER            YES             FOR                  FOR

treasury shares for other purposes

PROPOSAL #12.: Authorization to use derivatives in            ISSUER            YES             FOR                  FOR

connection with the acquisition of treasury shares

pursuant to Paragraph 71 (1) no. 8 of the German

Stock Corporation Act (Aktiengesetz)

PROPOSAL #13.: Approval of control and profit                     ISSUER            YES             FOR                  FOR

transfer agreement between Allianz SE and Allianz

Common Applications and Services GmbH

PROPOSAL #14.: Approval of control and profit                     ISSUER            YES             FOR                  FOR

transfer agreement between Allianz SE and AZ-Argos 45

 Vermoegensverwaltungsgesellschaft mbH

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  ISSUER:                  AMERICA MOVIL, S.A.B. DE C.V.

  TICKER:                  AMX                 CUSIP:   02364W105

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: APPROVAL OF A PROPOSAL TO CARRY OUT                ISSUER            YES         AGAINST           AGAINST

OPERATIONS REPRESENTING 20% (TWENTY PER CENT) OR MORE

 OF THE COMPANY'S CONSOLIDATED ASSETS AS SET FORTH IN

 THE COMPANY'S FOURTH QUARTER 2009 FINANCIAL AND

OPERATING REPORT, IN COMPLIANCE WITH PROVISION

SEVENTEENTH OF THE COMPANY'S BY-LAWS AND ARTICLE 47

OF THE MEXICAN SECURITIES MARKET LAW. ADOPTIONS OF

RESOLUTIONS THEREOF.

PROPOSAL #II: APPOINTMENT OF DELEGATES TO EXECUTE              ISSUER            YES         AGAINST           AGAINST

AND, IF APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED

 BY THE MEETING. ADOPTION OF RESOLUTIONS THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICA MOVIL, S.A.B. DE C.V.

  TICKER:                  AMX                 CUSIP:   02364W105

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPOINTMENT OR, AS THE CASE MAY BE,              ISSUER            YES         AGAINST           AGAINST

REELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS

OF THE COMPANY THAT THE HOLDERS OF THE SERIES L

SHARES ARE ENTITLED TO APPOINT. ADOPTION OF

RESOLUTIONS THEREON.

PROPOSAL #02: APPOINTMENT OF DELEGATES TO EXECUTE              ISSUER            YES             FOR               AGAINST

AND, IF APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED

 BY THE MEETING. ADOPTION OF RESOLUTIONS THEREON.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANHEUSER-BUSCH INBEV SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B6399C107

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Amend the Article 13, 3 of the                     ISSUER             NO              N/A                  N/A

Articles of Association in order to set the term of

the mandate of the Directors at 4 years, unless the

shareholders' meeting fixes a shorter term

PROPOSAL #A.2: Approve the insertion of a new Article        ISSUER             NO              N/A                  N/A

 36bis in the Articles of Association, as specified

PROPOSAL #A3.A: Special report by the Board of                   ISSUER             NO              N/A                  N/A

Directors on the issuance of subscription rights and

the exclusion of the preference right of the existing

 shareholders in favor of specific persons, drawn up

in accordance with Articles 583, 596 and 598 of the

Companies Code

PROPOSAL #A.3.B: Special report by the statutory                ISSUER             NO              N/A                  N/A

Auditor on the exclusion of the preference right of

the existing shareholders in favor of specific

persons, drawn up in accordance with Articles 596 and

 598 of the Companies Code

PROPOSAL #A.3.C: Approve to exclude the preference            ISSUER             NO              N/A                  N/A

right of the existing shareholders in relation to the

 issuance of subscription rights in favor of all

current Directors of the Company, as identified in

the report referred under resolution A.3.A

PROPOSAL #A.3.D: Approve the issuance of 215,000                ISSUER             NO              N/A                  N/A

subscription rights and determining their terms and

conditions (as such terms and conditions are appended

 to report referred under Resolution A.3.A ); the

main provisions of these terms and conditions can be

summarized as specified

PROPOSAL #A.3.E: Approve to increase the capital of          ISSUER             NO              N/A                  N/A

the Company, under the condition precedent and to the

 extent of the exercise of the subscription rights,

for a maximum amount equal to the number of

subscription rights multiplied by their exercise

price and allocation of the issuance premium to an

account not available for distribution

PROPOSAL #A.3.F: Grant powers to 2 Directors acting          ISSUER             NO              N/A                  N/A

jointly to have recorded by notarial deed the

exercise of the subscription rights, the

corresponding increase of the capital, the number of

new shares issued, the resulting modification to the

Articles of Association and the allocation of the

issuance premium to an account not available for

PROPOSAL #B.1: Management report by the Board of                ISSUER             NO              N/A                  N/A

Directors on the accounting YE on 31 DEC 2009

PROPOSAL #B.2: Report by the statutory Auditor on the        ISSUER             NO              N/A                  N/A

 accounting YE on 31 DEC 2009

PROPOSAL #B.3: Communication of the consolidated                ISSUER             NO              N/A                  N/A

annual accounts relating to the accounting YE on 31

DEC 2009, as well as the management report by the

Board of Directors and the report by the statutory

Auditor on the consolidated annual accounts

PROPOSAL #B.4: Approve the statutory annual accounts         ISSUER             NO              N/A                  N/A

relating to the accounting YE on 31 DEC 2009,

including the specified allocation of the result: EUR

 profit of the accounting year: EUR 6,378,211; profit

 carried forward from the preceding accounting year:

EUR 1,282,104; result to be allocated: 7,660,315;

deduction for the unavailable reserve: 37,085 gross

dividend for the shares: EUR 605,033; balance of

carried forward profit: 7,018,197

PROPOSAL #B.5: Grant discharge to the Directors for          ISSUER             NO              N/A                  N/A

the performance of their duties during the accounting

 YE on 31 DEC 2009

PROPOSAL #B.6: Grant discharge to the statutory                 ISSUER             NO              N/A                  N/A

Auditor for the performance of his duties during the

accounting YE on 31 DEC 2009

PROPOSAL #B.7.A: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

Director of Mr. Alexandre Van Damme, for a period of

4 years ending after the shareholders' meeting which

will be asked to approve the accounts for the year

PROPOSAL #B.7.B: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Gregoire de Spoelberch, for a

period of 4 years ending after the shareholders'

meeting which will be asked to approve the accounts

for the year 2013

PROPOSAL #B.7.C: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Carlos Alberto da Veiga Sicupira,

for a period of 4 years ending after the shareholders

 meeting which will be asked to approve the accounts

for the year 2013

PROPOSAL #B.7.D: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Jorge Paulo Lemann, for a period of

 4 years ending after the shareholders' meeting which

 will be asked to approve the accounts for the year

2013; the Company's Corporate Governance Charter

provides that the term of office of the Directors

shall end immediately after the annual shareholders'

meeting following their 70th birthday, except as

approved by the Board of Directors in special cases;

the Board considers that an exception to such age

limit is justified for Mr. Lemann considering the key

 strategic role that he has played and continues to

play as one of the controlling shareholders of the

Company since its combination with AmBev   Companhia

de Bebidas das Americas

PROPOSAL #B.7.E: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Roberto Moses Thompson Motta, for a

 period of 4 years ending after the shareholders'

meeting which will be asked to approve the accounts

for the year 2013

PROPOSAL #B.7.F: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Marcel Herrmann Telles, for a

period of 4 years ending after the shareholders

meeting which will be asked to approve the accounts

PROPOSAL #B.7.G: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Independent Director of Mr. Jean-Luc Dehaene, for a

 period of 1 year ending after the shareholders

meeting which will be asked to approve the accounts

for the year 2010; the renewal of the mandate for

only 1 year is in line with the Company's Corporate

Governance Charter which provides that the term of

office of the Directors shall end immediately after

the shareholders' meeting following their 70th

birthday; Mr. Dehaene complies with the functional,

family and financial criteria of independence as

provided for in Article 526ter of the Companies Code

and in the Company's Corporate Governance Charter,

except for the requirement not to have been a Non-

Executive Director of the Company for more than 3

successive terms (Article 526ter, paragraph 1, 2);

except when legally required to apply the definition

of Article 526ter, paragraph 1, 2, the Board proposes

 to consider that Mr. Dehaene continues to qualify as

 Independent Director; the Board is of the opinion

that the quality and independence of the contribution

 of Mr. Dehaene to the functioning of the Board has

not been influenced by the length of his tenure; Mr.

Dehaene has acquired a superior understanding of the

Company's business, its underlying strategy and

specific culture and in light of his particular

experience, reputation and background it is in the

Company's best interests to renew him as an

Independent Director for an additional term of 1

year; moreover, Mr. Dehaene expressly stated and the

Board is of the opinion that he does not have any

relationship with any company which could compromise

PROPOSAL #B.7.H: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

an Independent Director of Mr. Mark Winkelman, for a

period of 4 years ending after the shareholders

meeting which will be asked to approve the accounts

for the year 2013; Mr. Winkelman complies with the

functional, family and financial criteria of

independence as provided for in Article 526ter of the

 Companies Code and in the Company's Corporate

Governance Charter; moreover, Mr. Winkelman expressly

 stated and the Board is of the opinion that he does

not have any relationship with any company which

could compromise his independence

PROPOSAL #B.8: Approve the recommendation of the                ISSUER             NO              N/A                  N/A

Audit Committee, for a period of 3 years ending after

 the shareholders' meeting which will be asked to

approve the accounts for the year 2012, as statutory

auditor of Pricewaterhouse Coopers, PWC, Woluwe

Garden, Woluwedal 18, B-1932 Sint-Stevens-Woluwe,

represented by Mr. Yves Vandenplas, reviseur

d'entreprises, and setting, in agreement with this

Company, its yearly remuneration to 52,000 Euro

PROPOSAL #B.9.A: Approve the remuneration report for         ISSUER             NO              N/A                  N/A

the FY 2009 (as specified in the 2009 annual report)

including the amended executive remuneration policy,

applicable as from 2010; such policy provides for the

 possibility of granting the annual incentive in the

form of shares that are immediately vested, subject

to a 5-year lock-up period; in addition, the

executive remuneration policy provides that the

company may also grant matching shares (in the form

of restricted stock units) and stock options, the

value of which can exceed 25% of the annual

remuneration and which vest after a period of five

years but without being subject to a specific

performance test. Special forfeiture rules apply to

matching shares and stock options in case of

termination of service before the end of the five-

year vesting period; the 2009 annual report and

remuneration report containing the executive

remuneration policy, can be reviewed as indicated at

PROPOSAL #B.9BA: Grant approximately 35 Executives of        ISSUER             NO              N/A                  N/A

 the Company and/or its majority-owned subsidiaries

of 5,732,542 options in DEC 2009 under the Dividend

Waiver Program as specified in the remuneration

report; each option gives the grantee the right to

purchase one existing share in the Company; the

exercise price of each option is EUR 33.24, which

corresponds to the fair value of the Company share at

 the time of granting of the options; the grant was

meant to allow for global mobility of Executives who

were relocated to the US while complying with all

legal and tax obligations with respect to outstanding

 options before 01 JAN 2010

PROPOSAL #B.9BB: Approve the exchange with                          ISSUER             NO              N/A                  N/A

approximately 15 Executives of the Company and/or its

 majority-owned subsidiaries of 4,084,770 options of

the NOV 2008 Exceptional Grant and 360,000 options of

 the APR 2009 Exceptional Grant against 2,764,302

million Anheuser-Busch InBev shares under the

Exchange Program as specified in the remuneration

report; the exchange was meant to allow for global

mobility of Executives who were relocated to the US

while complying with all legal and tax obligations

with respect to outstanding options before 01 JAN 2010

PROPOSAL #B.9BC: Approve to confirm the grant in DEC         ISSUER             NO              N/A                  N/A

2009 of 2,994,615 options to employees of Anheuser-

Busch Companies Inc. and/or its majority-owned

subsidiaries; each option will give the grantee the

right to purchase one existing share in the Company;

the exercise price of each option is EUR 35.705 which

 corresponds to the fair value of the Company share

at the time of granting of the options; the options

will become exercisable after 5 years and have a

lifetime of 10 years; this grant was made according

to a pre-merger obligation

PROPOSAL #B.9BD: Approve to confirm the grant in DEC         ISSUER             NO              N/A                  N/A

2009 of 1,626,069 Long Term Incentive Stock Options

to employees of the Company and/or its majority owned

 subsidiaries; each option gives the grantee the

right to purchase 1 existing share in the Company;

the exercise price of each option is EUR 35.90 which

corresponds to the fair value of the Company share at

 the time of granting of the options; the options

will become exercisable after 5 years and have a

lifetime of 10 years

PROPOSAL #B.9BE: Approve to confirm the grant in MAR         ISSUER             NO              N/A                  N/A

2010 of approximately 350,000 existing shares of the

Company and 1,200,000 matching restricted stock units

 to employees of the Company and/or its majority

owned subsidiaries; each share is subject to a 5-year

 lock-up period; each matching restricted stock unit

will vest only after a 5-year vesting period; this

grant was done in the framework of the new Share-

Based Compensation Plan of the Company as specified

in the Executive remuneration policy referred to in

resolution 9.A

PROPOSAL #B.10A: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, condition 7.5 of the terms

 & conditions (Change of Control Put) of the EUR

15,000,000,000 updated Euro Medium Term Note

Programme dated 24 FEB 2010 of the Company and

Brandbrew SA (the Issuers) and Deutsche Bank AG.,

London Branch, acting as Arranger (the Updated EMTN

Programme), which may be applicable in the case of

Notes issued under the Updated EMTN Programme and any

 other provision in the Updated EMTN Programme

granting rights to third parties which could affect

the Company's assets or could impose an obligation on

 the Company where in each case the exercise of those

 rights is dependent on the launch of a public take-

over bid over the shares of the Company or on a

Change of Control (as specified in the terms &

conditions of the updated EMTN Programme), as

specified; a change of control put is specified in

the applicable Final Terms of the Notes, condition

7.5 of the terms & conditions of the updated EMTN

Programme grants, to any noteholder, in essence, the

right to request the redemption of his Notes at the

redemption amount specified in the final terms of the

 notes, together, if appropriate, with interest

accrued upon the occurrence of a Change of Control

and a related downgrade in the notes to sub-

PROPOSAL #B.10B: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, the Change of Control

clause of the USD 3,000,000,000 notes issued in MAY

2009, consisting of USD 1,550,000,000 5.375 % notes

due 2014, USD 1,000,000,000 6.875 % notes due 2019

and USD 450,000,000 8.00 % Notes due 2039 (the

Notes), and the Change of Control clause of the USD

5,500,000,000 Notes issued in OCT 2009, consisting of

 USD 1,500,000,000 3 % Notes due 2012, USD

1,250,000,000 4.125 % Notes due 2015, USD

2,250,000,000 5.375 % Notes due 2020 and USD

500,000,000 6.375 % Notes due 2040 (the Unregistered

Notes), the Change of Control clause of the USD

5,500,000,000 Registered Notes issued in FEB 2010,

consisting of USD 1,500,000,000 3% Notes due 2012,

USD 1,250,000,000 4.125% Notes due 2015, USD

2,250,000,000 5.375% Notes due 2020 and USD

500,000,000 6.375% Notes due 2040 and offered in

exchange for corresponding amounts of the

corresponding Unregistered Notes in accordance with a

 US Form F-4 Registration Statement (the Registration

 Statement), pursuant to an exchange offer launched

by Anheuser-Busch InBev Worldwide Inc. in the US on

08 JAN 2010 and closed on 08 FEB 2010 (the Registered

 Notes), whereby each of the Notes, unregistered

Notes and Registered Notes are issued by Anheuser-

Busch InBev Worldwide Inc. (with an unconditional and

 irrevocable guarantee as to payment of principal and

 interest from the Company) and (iv) any other

provision applicable to the Notes, Unregistered Notes

 or Registered Notes granting rights to third parties

 which could affect the Company's assets or could

impose an obligation on the Company where in each

case the exercise of those rights is dependent on the

 launch of a public take-over bid over the shares of

the Company or on a Change of Control (as specified

in the Offering Memorandum with respect to the Notes

or the Unregistered Notes, as the case may be, and in

 the Registration Statement with respect to the

Registered Notes); the Change of Control clause

grants to any Noteholder, in essence, the right to

request the redemption of his Notes at a repurchase

price in cash of 101% of their principal amount (plus

 interest accrued) upon the occurrence of a Change of

 Control and a related downgrade in the Notes to sub-

PROPOSAL #B.10C: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, Clause 17 (Mandatory

Prepayment) of the USD 13,000,000,000 senior

facilities agreement dated 26 FEB 2010 entered into

by the Company and Anheuser-Busch InBev Worldwide

Inc. as original borrowers, the original guarantors

and original lenders listed therein, Banc of America

Securities Limited, Banco Santander, S.A., Barclays

Capital, Deutsche Bank AG, London Branch, Fortis Bank

 SA/NV, ING Bank NV, Intesa Sanpaolo S.P.A., J.P.

Morgan PLC, Mizuho Corporate Bank, Ltd, The Royal

Bank of Scotland PLC, Societe Generale Corporate and

Investment Banking, the Corporate and Investment

Banking division of Societe Generale and the Bank of

Tokyo-Mitsubishi UFJ, LTD. as mandated lead arrangers

 and bookrunners and Fortis Bank SA/NV as agent and

issuing bank (as amended and/or amended and restated

from time to time) (the Senior Facilities Agreement)

and any other provision of the Senior Facilities

Agreement granting rights to 3rd parties which could

affect the Company's assets or could impose an

obligation on the Company where in each case the

exercise of those rights is dependent on the launch

of a public take-over bid over the shares of the

Company or on a Change of Control (as specified in

the Senior Facilities Agreement); Clause 17 of the

Senior Facilities Agreement grants, in essence, to

any lender under the Senior Facilities Agreement,

upon a Change of Control over the Company, the right

(i) not to fund any loan or letter of credit (other

than a rollover loan meeting certain conditions) and

(ii) (by not less than 30 days written notice) to

cancel its undrawn commitments and require repayment

of its participations in the loans or letters of

credit, together with accrued interest thereon, and

all other amounts owed to such lender under the

Senior Facilities Agreement (and certain related

PROPOSAL #B.10D: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, Clause 8.1 (Change of

Control or Sale) of the USD 4,200,000,000 term

facilities agreement dated 26 FEB 2010 entered into

by the Company and Anheuser-Busch InBev Worldwide

Inc. as original borrowers, the original guarantors

and original lenders listed therein, Banco Santander

S.A., London Branch and Fortis Bank SA/NV as mandated

 lead arrangers and bookrunners and Fortis Bank SA/NV

 as agent (as amended and/or amended and restated

from time to time) (the Term Facilities Agreement)

and (ii) any other provision of the Term Facilities

Agreement granting rights to 3rd parties which could

affect the Company's assets or could impose an

obligation on the Company where in each case the

exercise of those rights is dependent on the launch

of a public take-over bid over the shares of the

Company or on a Change of Control (as specified in

the Term Facilities Agreement); Clause 8.1 of the

Term Facilities Agreement grants, in essence, to any

lender under the Term Facilities Agreement, upon a

Change of Control over the Company, the right (i) not

 to fund any loan and (ii) (by not less than 30 days

written notice) to cancel its undrawn commitments and

 require repayment of its participations in the

loans, together with accrued interest thereon, and

all other amounts owed to such lender under the Term

Facilities Agreement (and certain related documents)

PROPOSAL #C.: Grant powers to Mr. Benoit Loore, VP            ISSUER             NO              N/A                  N/A

Legal Corporate, with power to substitute and without

 prejudice to other delegations of powers to the

extent applicable, for (i) the restatements of the

Articles of Association as a result of all changes

referred to above, the signing of the restated

articles of association and their filings with the

clerk's office of the Commercial Court of Brussels,

(ii) the filing with the same clerk's office of the

resolutions referred under Resolution B.10 and (iii)

any other filings and publication formalities in

relation to the above resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARCELORMITTAL SA, LUXEMBOURG

  TICKER:                  N/A                 CUSIP:   L0302D129

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                ISSUER             NO              N/A                  N/A

statements for the FY 2009 in their entirety, with a

resulting consolidated net income of USD 75 million

PROPOSAL #2.: Approve the Parent Company Annual                 ISSUER             NO              N/A                  N/A

Accounts for the FY 2009 in their entirety, with a

resulting loss for ArcelorMittal as Parent Company of

 the ArcelorMittal group of USD 507,141,204

[established in accordance with the laws and

regulations of the Grand-Duchy of Luxembourg, as

compared to the consolidated net income of USD 75

million established in accordance with International

Financial Reporting Standards as adopted in the

European Union, the subject of the first Resolution]

PROPOSAL #3.: Acknowledge that: (i) the loss for the         ISSUER             NO              N/A                  N/A

year amounts to USD 507,141,204, (ii) the amount of

the loss is set off against the Profit brought

forward (Report a nouveau) of USD 26,525,260,379, and

 (iii) no allocation to the legal reserve or to the

reserve for shares held in treasury is required; on

this basis, the General Meeting, upon the proposal of

 the Board of Directors, decides to allocate the

results of the Company based on the Parent Company

annual accounts for the FY 2009 as specified; that

dividends are paid in four equal quarterly

installments of USD 0.1875 (gross) per share and that

 the first installment of dividend of USD 0.1875

(gross) per share has been paid on 15 MAR 2010

PROPOSAL #4.: Approve to set the amount of annual              ISSUER             NO              N/A                  N/A

Directors' compensation to be allocated to the

members of the Board of Directors in relation to the

FY 2009 at USD 2,564,923

PROPOSAL #5.: Grant discharge to the members of the          ISSUER             NO              N/A                  N/A

Board of Directors in relation to the FY 2009

PROPOSAL #6.: Acknowledge the mandate of the Mr. John        ISSUER             NO              N/A                  N/A

 O. Castegnaro, Mrs. Vanisha Mittal Bhatia and Mr.

Jose Ramon Alvarez Rendueles Medina as the Directors

has come to an end effective on the date of this

General Meeting and that Mr. Jeannot Krecke has been

co-opted as a member of the Board of Directors of the

 Company in replacement of Mr. Georges Schmit

effective 01 JAN 2010

PROPOSAL #7.: Re-elect Mrs. Vanisha Mittal Bhatia for        ISSUER             NO              N/A                  N/A

 a 3-year mandate that will automatically expire on

the date of the general meeting of shareholders to be

 held in 2013

PROPOSAL #8.: Elect Mr. Jeannot Krecke for a 3-year          ISSUER             NO              N/A                  N/A

mandate that will automatically expire on the date of

 the general meeting of shareholders to be held in

PROPOSAL #9.: Approve: (a) to cancel with effect as          ISSUER             NO              N/A                  N/A

of the date of this General Meeting the authorization

 granted to the Board of Directors by the general

meeting of shareholders held on 12 MAY 2009 with

respect to the share buy-back programme, and (b) to

authorize, effective immediately after this General

Meeting, the Board of Directors of the Company, with

option to delegate, and the corporate bodies of the

other companies in the ArcelorMittal group in

accordance with the Luxembourg law of 10 AUG 1915 on

commercial companies, as amended (the Law), to

acquire and sell shares in the Company in accordance

with the Law and any other applicable laws and

regulations, including but not limited to entering

into off-market and over-the-counter transactions and

 to acquire shares in the Company through derivative

financial instruments

PROPOSAL #10.: Appoint Deloitte S.A., with registered        ISSUER             NO              N/A                  N/A

 office at 560, rue de Neudorf, L-2220 Luxembourg,

Grand-Duchy of Luxembourg, as independent company

auditor (Reviseur d Entreprises) for the purposes of

an Independent Audit of the Parent Company annual

accounts and the consolidated financial statements

for the FY 2010

PROPOSAL #11.: Authorize the Board of Directors the          ISSUER             NO              N/A                  N/A

power to issue share options or other equity-based

awards and incentives to all eligible employees under

 the LTIP for a number of Company'S shares not

exceeding 8,500,000 options on fully paid-up shares,

which may either be newly issued shares or shares

held in treasury, during the period from this General

 Meeting until the general meeting of shareholders to

 be held in 2011 (the Maximum Number), provided, that

 the share options will be issued at an exercise

price that is not less than the average of the

highest and the lowest trading price on the New York

Stock Exchange on the day immediately prior to the

grant date, which date will be decided by the Board

of Directors and will be within the respective

periods specified in the LTIP; (b) to decide and

implement any increase in the Maximum Number by the

additional number that may be necessary to preserve

the rights of the option holders in the event of the

occurrence a transaction impacting the Company'S

share capital; and (c) do or cause to be done all

such further acts and things as the Board of

Directors may determine to be necessary or advisable

in order to implement the content and purpose of this

 resolution; acknowledge that the Maximum Number

represents about 0.54% of the Company's current

issued share capital on a fully diluted basis

PROPOSAL #12.: Authorize the Board of Directors to:          ISSUER             NO              N/A                  N/A

(a) implement the Employee Share Purchase Plan 2010

(ESPP 2010) reserved for all or part of the employees

 of all or part of the companies comprised within the

 scope of consolidation of the consolidated financial

 statements for a maximum number of 2,500,000

ArcelorMittal shares; and (b) for the purposes of the

 implementation of the ESPP 2010, issue new shares

within the limits of the Company's authorized share

capital and/or deliver treasury shares up to a

maximum of 2,500,000 fully paid-up ArcelorMittal

shares during the period from this General Meeting to

 the general meeting of shareholders to be held in

2011; and (c) do or cause to be done all such further

 acts and things as the Board of Directors may

determine to be necessary or advisable in order to

implement the content and purpose of this resolution;

 acknowledge that the maximum total number of

2,500,000 shares of the Company represents about 0.16

 % of the Company's current issued share capital on a

PROPOSAL #E.13: Approve, in accordance with Article          ISSUER             NO              N/A                  N/A

7.3, Paragraph 3, of the Articles of Association of

the Company, the General Meeting decides to assent to

 direct or indirect transfers of shares of the

Company among persons included in the definition of

Mittal Shareholder (as defined in Article 8.4 of the

Articles of Association), including without

limitation by means of transfers to trustees of

trusts of which Mr. and/or Mrs. Lakshmi N. Mittal

and/or their heirs and successors are beneficiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSA ABLOY AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W0817X105

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Gustaf Douglas as the                 ISSUER             NO              N/A                  N/A

Chairman of the AGM

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of 1 or 2 persons to approve          ISSUER             NO              N/A                  N/A

the minutes

PROPOSAL #6.: Determination of compliance with the            ISSUER             NO              N/A                  N/A

rules of convocation

PROPOSAL #7.: Report by the President and Chief                 ISSUER             NO              N/A                  N/A

Executive Officer, Mr. Johan Molin

PROPOSAL #8.: Presentation of a) the annual report            ISSUER             NO              N/A                  N/A

and the Auditor's report and the consolidated

financial statements, b) the Group Auditor's report

regarding whether there has been compliance with the

remuneration guidelines adopted on the 2009 AGM, c)

the Board's proposal to share dividend and motivated

statement

PROPOSAL #9.A: Adopt the statement of income and the         ISSUER            YES             FOR                  FOR

balance sheet and the consolidated statement of

income and the consolidated balance sheet

PROPOSAL #9.B: Declare a dividend of SEK 3.60 per              ISSUER            YES             FOR                  FOR

share; approve 27 APR 2010 as record date for the

dividend; if the AGM resolves in accordance with the

proposal, the dividend is expected to distributed by

Euroclear Sweden AB on 30 APR 2010

PROPOSAL #9.C: Grant discharge from liability to the         ISSUER            YES             FOR                  FOR

Board of Directors and the Chief Executive Officer

PROPOSAL #10.: Approve to establish the number of              ISSUER            YES             FOR                  FOR

Board Members at nine

PROPOSAL #11.: Approve that the fees to the Board of         ISSUER            YES             FOR                  FOR

Directors shall amount to a total of SEK 4,050,000

[remuneration for Committee work not included] to be

distributed among the Members as follows: SEK 900,000

 to the Chairman, SEK 450,000 to each of the other

Board Members who are not employed by the Company; as

 consideration for the committee work, the Chairman

of the Audit Committee shall receive SEK 200,000, the

 Chairman of the Remuneration Committee receive SEK

100,000, Members of the Audit Committee each SEK

100,000 and the Members of the Remuneration Committee

 each SEK 50,000; fees to the Auditors according to

the contract

PROPOSAL #12.: Re-elect Messrs. Gustaf Douglas, Carl         ISSUER            YES             FOR                  FOR

Douglas, Jorma Halonen, Birgitta Klasen, Eva

Lindqvist, Johan Molin, Sven-Christer Nilsson, Lars

Renstrom and Ulrik Svensson as the Board Members; and

 Mr. Gustaf Douglas as the Chairman of the Board; re-

elect PricewaterhouseCoopers AB as the Auditors for a

 period of 4 years until the AGM of 2014

PROPOSAL #13.: Election of the Members of the                     ISSUER            YES             FOR                  FOR

Nomination Committee and approve the establishment of

 the assignment of the Nomination Committee: the

Nomination Committee shall have five members, who, up

 to and including the AGM 2011, shall be Mikael

Ekdahl [Melker Scho rling AB], Gustaf Douglas

[Investment AB Latour and Saki], Liselott Ledin

[Alecta], Marianne Nilsson [Swedbank Robur Funds] and

 Per-Erik Mohlin [SEB Fonder/SEB Trygg Liv]; Mikael

Ekdahl shall be appointed Chairman of the Nomination

Committee; if a shareholder represented by a member

of the Nomination Committee no longer is one of the

major shareholders of ASSA ABLOY AB, the Nomination

Committee shall be entitled to nominate another

representative among the major shareholders to

replace such a Member; the same shall apply if a

member of the Nomination Committee no longer is

employed by such a shareholder or for any other

reason should leave the Nomination Committee before

the AGM 2011; the Nomination Committee shall, before

the AGM 2011, prepare and submit proposals for,

election of Chairman of the AGM , election of

Chairman and other members of the Board of Directors,

 fees to the Board of Directors [including

distribution of fees among the Chairman and the other

PROPOSAL #14.: Approve the specified guidelines for          ISSUER            YES             FOR                  FOR

remuneration to the Senior Management

PROPOSAL #15.: Authorize the Board of Directors, on          ISSUER            YES             FOR                  FOR

one or more occasions, to repurchase Series B shares

in the Company for the period up until the next AGM;

the repurchase shall maximum comprise so many Series

B shares that the Company's holding does not at any

time exceed 10% of the total number of shares in the

Company; the repurchase of shares shall take place on

 NASDAQ OMX Stockholm; the repurchase of the shares

on NASDAQ OMX Stockholm may only occur at a price

within the share price interval registered at that

time, where share price interval means the difference

 between the highest buying price and the lowest

selling price; payment of the shares shall be made in

 cash; furthermore, authorize the Board of Directors,

 on one or more occasions, to transfer Series B

shares in the Company for the period up until the

next AGM, on NASDAQ OMX Stockholm or in connection

with acquisitions of companies or businesses; the

transfer of Series B shares on NASDAQ OMX Stockholm

may only occur at a price within the share price

interval registered at that time, where share price

interval means the difference between the highest

buying price and the lowest selling price; the

authorization includes the right to resolve on

deviation of the preferential rights of shareholders

and that payment may be made in other forms than cash

PROPOSAL #16.: Approve to implement a Long Term                 ISSUER            YES         AGAINST           AGAINST

Incentive Programme for Senior Executives and key

employees within the ASSA ABLOY Group [LTI 2010] as

specified

PROPOSAL #17.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSOCIATED BRIT FOODS LTD

  TICKER:                  N/A                 CUSIP:   G05600138

  MEETING DATE:      12/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Receive the Directors remuneration                ISSUER            YES             FOR                  FOR

report 2009

PROPOSAL #3.: Declare a final dividend of 14.1 per            ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #4.: Re-elect Willard Gordon Galen Weston as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #5.: Re-elect Lord Jay of Ewelme as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-election Javier Ferran as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Timothy Clarke as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-appoint KPMG Audit Plc and authorize        ISSUER            YES             FOR                  FOR

 the Board to determine their remuneration

PROPOSAL #9.: Grant authority to issue equity or                ISSUER            YES             FOR                  FOR

equity-linked securities with pre-emptive rights

under a general authority up to an aggregate nominal

amount of GBP 14,900,000 and an additional amount

pursuant to a rights issue of up to GBP 14, 900,000

PROPOSAL #S.10: Grant authority to issue equity or            ISSUER            YES             FOR                  FOR

equity-linked securties without pre-emptive rights up

 to an aggregate nominal amount of GBP 2,200,000

PROPOSAL #S.11: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

PROPOSAL #S.12: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASTRAZENECA PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G0593M107

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditor for the YE

31 DEC 2009

PROPOSAL #2.: Approve to confirm the first interim            ISSUER            YES             FOR                  FOR

dividend of USD 0.59 [36 pence, SEK 4.41] per

ordinary share and to confirm as the final dividend

for 2009 the second interim dividend of USD 1.71

[105.4 pence, SEK 12.43] per ordinary share

PROPOSAL #3.: Re-appoint KPMG Audit Plc, London as            ISSUER            YES             FOR                  FOR

the Auditor of the Company

PROPOSAL #4.: Authorize the Directors to agree the            ISSUER            YES             FOR                  FOR

remuneration of the Auditor

PROPOSAL #5.A: Re-elect Louis Schweitzer as a                     ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

PROPOSAL #5.B: Re-elect David Brennan as a Director          ISSUER            YES             FOR                  FOR

in accordance with Article 65 of the Company's

Articles of Association, who retires at the AGM in

PROPOSAL #5.C: Re-elect Simon Lowth as a Director in         ISSUER            YES             FOR                  FOR

accordance with Article 65 of the Company's Articles

of Association, who retires at the AGM in 2011

PROPOSAL #5.D: Re-elect Jean Philippe Courtois as a          ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

 AGM in 2011

PROPOSAL #5.E: Re-elect Jane Henney as a Director in         ISSUER            YES             FOR                  FOR

accordance with Article 65 of the Company's Articles

of Association, who retires at the AGM in 2011

PROPOSAL #5.F: Re-elect Michele Hooper as a Director         ISSUER            YES             FOR                  FOR

in accordance with Article 65 of the Company's

Articles of Association, who retires at the AGM in

PROPOSAL #5.G: Re-elect Rudy Markham as a Director in        ISSUER            YES             FOR                  FOR

 accordance with Article 65 of the Company's Articles

 of Association, who retires at the AGM in 2011

PROPOSAL #5.H: Re-elect Dame Nancy Rothwell as a                ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

 AGM in 2010

PROPOSAL #5.I: Re-elect John Varley as a Director in         ISSUER            YES             FOR                  FOR

accordance with Article 65 of the Company's Articles

of Association, who retires at the AGM in 2011

PROPOSAL #5.J: Re-elect Marcus Wallenberg as a                   ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

 AGM in 2011

PROPOSAL #6.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #7.: Authorize the Company and to make                 ISSUER            YES             FOR                  FOR

donations to Political Parties and to political

organizations other than political parties; and incur

 political expenditure, during the period commencing

on the date of this resolution and ending on the date

 the of the Company's next AGM, provided that in each

 case any such donation and expenditure made by the

Company or by any such subsidiary shall not exceed

USD 250,000 per Company and together with those made

by any subsidiary and the Company shall not exceed in

 aggregate USD 250,000, as specified

PROPOSAL #8.: Authorize the Directors , pursuant to          ISSUER            YES             FOR                  FOR

Section 551 of the Companies Act 2006 to: (i) allot

shares in the Company, and to grant rights to

subscribe for or to convert any security into shares

in the Company: up to an aggregate nominal amount of

USD 121,034,506; and comprising equity securities [as

 specified in the Companies Act 2006] up to an

aggregate nominal amount of USD 242,069,013

[including within such limit any shares issued or

rights granted in this resolution] in connection with

 an offer by way of a rights issue: (i) to holders of

 ordinary shares in proportion [as nearly as may be

practicable] to their existing holdings; and (ii) to

people who are holders of other equity securities if

this is required by the rights of those securities

or, if the Directors consider it necessary, as

permitted by the rights of those securities; and so

that the Directors may impose any limits or

restrictions and make any arrangements which they

consider necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in, or

 under the laws of, any territory or any other

matter; [Authority expires the earlier of the

conclusion of the AGM of the Company in 29 JUN 2010];

 the Company, before the expiry, may make a contract

to purchase ordinary shares which will or may be

executed wholly or partly after such expiry; subject

to this resolution, all existing authorities given to

 the Directors pursuant to Section 80 of the

Companies Act 1985 or Section 551 of the Companies

Act 2006 by way of the ordinary resolution of the

Company passed on 30 APR 2009 be revoked by this

resolution; and this resolution shall be without

prejudice to the continuing authority of the

Directors to allot shares, or grant rights to

subscribe for or convert any security into shares,

pursuant to an offer or agreement made by the Company

 before the expiry of the authority pursuant to which

PROPOSAL #S.9: Approve, subject to the passing of              ISSUER            YES             FOR                  FOR

Resolution 8 as specified in the Notice of AGM of the

 Company convened for 29 APR 2010 and in place of the

 power given to them pursuant to the special

resolution of the Company passed on 30 APR 2009 and

authorize the Directors, pursuant to Section 570 and

section 573 of the Companies Act 2006 to allot equity

 securities [as specified in the Companies Act 2006]

for cash, pursuant to the authority conferred by

Resolution 8 in the Notice of AGM as if Section

561(1) of the Act did not apply to the allotment this

 power: expires [unless previously renewed, varied or

 revoked by the Company in general meeting] at the

end of the next AGM of the Company after the date on

which this resolution is passed [or, if earlier, at

the close of business on 29 JUN 2011], but the

Company may make an offer or agreement which would or

 might require equity securities to be allotted after

 expiry of this power and the Directors may allot

equity securities in pursuance of that offer or

agreement as if this power had not expired; and shall

 be limited to the allotment of equity securities in

connection with an offer of equity securities

[Authority expires the earlier of the conclusion of

the AGM of the Company in 29 JUN 2010]: (i) to the

ordinary shareholders in proportion [as nearly as may

 be practicable] to their existing holdings; and (ii)

 to people who hold other equity securities, if this

is required by the rights of those securities or, if

the Directors consider it necessary, as permitted by

the rights of those securities, and so that the

Directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under the

laws of, any territory or any other matter; and (c)

in the case of the authority granted under Resolution

 8 shall be limited to the allotment of equity

securities for cash otherwise than pursuant to this

resolution up to an aggregate nominal amount of USD

18,155,176; this power applies in relation to a sale

of shares which is an allotment of equity securities

by virtue of Section 560(3) of the Companies Act 2006

 as if in the first paragraph of this resolution the

words pursuant to the authority conferred by

Resolution 8 in the Notice of AGM were omitted

PROPOSAL #S.10: Authorize the Company, to make market        ISSUER            YES             FOR                  FOR

 purchases [within the meaning of section 693(4) of

the Companies Act 2006] of its ordinary shares of USD

 0.25 each in the capital of the Company provided

that the maximum number of ordinary shares which may

be purchased is 145,241,408; the minimum price

[exclusive of expenses] which may be paid for each

ordinary share is USD 0.25; and the maximum price

[exclusive of expenses] which may be paid for each

ordinary share is the higher of: (i) an amount equal

to 105% of the average of the middle market

quotations for an ordinary share of the Company as

derived from the London Stock Exchange Daily Official

 List for the 5 business days immediately preceding

the day on which the ordinary share is contracted to

be purchased; and (ii) an amount equal to the higher

of the price of the last independent trade of an

ordinary share and the highest current independent

bid for an ordinary share as derived from the London

Stock Exchange Trading System; [authority shall

expire at the conclusion of the AGM of the Company

held in 2011 or, if earlier, at the close of business

 on 29 JUN 2011] [except in relation to the purchase

of shares the contract for which was concluded before

 the expiry of such authority and which might be

executed wholly or partly after such expiry]

PROPOSAL #S.11: Approve the general meeting other              ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

PROPOSAL #S.12: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company Memorandum of Association which, by virtue of

 Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and the Articles of Association produced

 to the meeting and initialled by the Chairman of the

 meeting for the purpose of identification as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association

PROPOSAL #13.: Approve the Directors rules of the              ISSUER            YES             FOR                  FOR

AstraZeneca Investment Plan [Plan], the main features

 of which are as specified, and, authorize the

Directors, to do all such acts and things as they may

 consider necessary or expedient to carry the Plan

into effect and to establish one or more schedules to

 the Plan as they consider necessary in relation to

employees in jurisdictions outside the United

Kingdom, with any modifications necessary or

desirable to take account of local securities laws,

exchange control and tax legislation, provided that

any ordinary shares of the Company made available

under any schedule are treated as counting against

the relevant limits on individual and overall

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AU OPTRONICS CORP

  TICKER:                  N/A                 CUSIP:   Y0451X104

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To accept the 2009 Business Report and          ISSUER            YES             FOR                  FOR

Financial Statements

PROPOSAL #2: To accept the appropriation of retained         ISSUER            YES             FOR                  FOR

earnings for 2009 losses as follows: In 2009, the

Company reported net loss of NTD 26,769,334,733.

After adjusting of the disproportionate participation

 in long-term investments, the deficit yet to be

compensated is NTD 28,819,408,454. It is proposed to

compensate the deficit by the unappropriated retained

 earnings from previous years. The accumulated

unappropriated retained earnings is NTD

40,863,051,041 after the appropriation. (2) It is

proposed not to distribute dividend for 2009. (3) For

 the 2009 Deficit Compensation Statement as specified

PROPOSAL #3.1: To elect Vivien Huey-Juan Hsieh (ID            ISSUER            YES             FOR                  FOR

No. P200062523) as an Independent Director for the

sixth term of the Directors

PROPOSAL #3.2: To elect Mei-Yue Ho (ID No.                          ISSUER            YES             FOR                  FOR

Q200495032) as an Independent Director for the sixth

term of the Directors

PROPOSAL #3.3: To elect Bing-He Yang (ID No.                       ISSUER            YES             FOR                  FOR

E101549010) as an Independent Director for the sixth

term of the Directors

PROPOSAL #3.4: To elect Kuen-Yao (K.Y.) Lee (ID No.          ISSUER            YES             FOR                  FOR

K101577037) as a Director for the sixth term of the

Directors

PROPOSAL #3.5: To elect Hsuan Bin (H.B.) Chen (ID No.        ISSUER            YES             FOR                  FOR

 J101514119) as a Director for the sixth term of the

Directors

PROPOSAL #3.6: To elect Lai-Juh Chen (ID No.                       ISSUER            YES             FOR                  FOR

A121498798) as a Director for the sixth term of the

Directors

PROPOSAL #3.7: To elect Shuang-Lang Peng (ID No.                ISSUER            YES             FOR                  FOR

J120870365) as a Director for the sixth term of the

Directors

PROPOSAL #3.8: To elect Ko-Yung (Eric) Yu, the                   ISSUER            YES             FOR                  FOR

representative of Qisda Corporation (ID No.

M101480996), as a Director for the sixth term of the

Directors

PROPOSAL #3.9: To elect Hui Hsiung, the                               ISSUER            YES             FOR                  FOR

representative of Qisda Corporation (ID No.

Y100138545), as a Director for the sixth term of the

PROPOSAL #3.10: To elect Ronald Jen-Chuan Chwang, the        ISSUER            YES             FOR                  FOR

 representative of BenQ Foundation (ID No.

A125990480), as a Director for the sixth term of the

PROPOSAL #3.11: To elect Chang-Hai Tsai, the                       ISSUER            YES             FOR                  FOR

representative of An Ji Biomedical Corporation (ID

No. Q100928070), as a Director for the sixth term of

the Directors

PROPOSAL #4: To approve the proposal for the                       ISSUER            YES             FOR                  FOR

revisions to the Handling Procedures for Providing

Endorsements and Guarantees for Third Parties, and

Handling Procedures for Capital Lending

PROPOSAL #5: To approve the proposal of releasing              ISSUER            YES             FOR                  FOR

Directors from non-competition restrictions

PROPOSAL #6: Extraordinary motions                                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUSTRALIA & NEW ZEALAND BANKING GROUP LTD, MELBOUR

  TICKER:                  N/A                 CUSIP:   Q09504137

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To consider the annual report,                       ISSUER             NO              N/A                  N/A

financial report and the reports of the Directors and

 the Auditor for the YE 30 SEP 2009

PROPOSAL #2.: Approve, for the purposes of ASX                   ISSUER            YES         ABSTAIN           AGAINST

Listing Rule 7.4, the issue of equity securities by

the Company, as specified

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 SEP 2009

PROPOSAL #4.a: Re-elect Mr. J.P. Morschel as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.b: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: elect Mr. R.J. Reeves as a

Director

PROPOSAL #4.c: Elect Mr. Lee Hsien Yang as a                       ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVENG LTD

  TICKER:                  N/A                 CUSIP:   S0805F129

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements        ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Re-elect D. R. Gammie as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect R. L. Hogben as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect D. G. Robinson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-elect N. L. Sowazi as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Re-elect S. J. Scott as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Ernst and Young as the                 ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #4.: Approve the fees payable to the Non-             ISSUER            YES             FOR                  FOR

Executive Directors

PROPOSAL #5.S.1: Grant authority to repurchase shares        ISSUER            YES             FOR                  FOR

PROPOSAL #6.S.2: Approve the change in retirement age        ISSUER            YES             FOR                  FOR

 for the Non-Executive Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVIVA PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G0683Q109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual reports and accounts         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Andrea Moneta                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Patrick Regan                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Michael Hawker                                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Leslie Van de Walle                       ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re elect Andrew Moss                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8: Re elect Colin Sharman                                       ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re elect Scott Wheway                                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-appoint Ernst and Young LLP                       ISSUER            YES             FOR                  FOR

PROPOSAL #11: Approve the Auditors remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #12: Authorize to allot securities                         ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Authorize the non pre emptive share          ISSUER            YES             FOR                  FOR

allotments

PROPOSAL #14: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #15: Approve the Corporate responsibility            ISSUER            YES             FOR                  FOR

report

PROPOSAL #16: Approve the political donations                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Authorize to allot preference shares         ISSUER            YES             FOR                  FOR

PROPOSAL #S.18: Approve the 14 days notice for                   ISSUER            YES             FOR                  FOR

general meeting

PROPOSAL #S.19: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.20: Grant authority to purchase ordinary         ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.21: Grant authority to purchase 8 and              ISSUER            YES             FOR                  FOR

34th% preference shares

PROPOSAL #S.22: Grant authority to purchase 8 and              ISSUER            YES             FOR                  FOR

38th% preference shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AXA SA, PARIS

  TICKER:                  N/A                 CUSIP:   F06106102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's Accounts for the        ISSUER            YES             FOR                  FOR

 year 2009

PROPOSAL #O.2: Approve the Consolidated Accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the year 2009 and setting of the dividend per share

at EUR 0.55

PROPOSAL #O.4: Approve the Special Auditors' Report          ISSUER            YES             FOR                  FOR

on regulatory agreements

PROPOSAL #O.5: Approve the regulated commitments                ISSUER            YES             FOR                  FOR

specified in Article L. 225-90-1, last Paragraph of

the Code De Commerce  Commercial Code  relating to

retirement and corporate protection

PROPOSAL #O.6: Approve the regulated commitments                ISSUER            YES             FOR                  FOR

specified in Article L. 225-90-1 of the Code De

Commerce  Commercial Code  taken by M. Henri de

Castries to bring his situation into line with

AFEP/MEDEF recommendations

PROPOSAL #O.7: Approve the regulated commitments                ISSUER            YES             FOR                  FOR

specified in Article L. 225-90-1 of the Code De

Commerce  Commercial Code  taken by M. Denis Duverne

to bring his situation into line with AFEP/MEDEF

recommendations

PROPOSAL #O.8: Approve to renewal of the Supervisory         ISSUER            YES             FOR                  FOR

Board mandate held by M. Norbert Dentressangle

PROPOSAL #O.9: Approve to renewal of the Auditors'            ISSUER            YES             FOR                  FOR

mandate held by the Cabinet Mazars

PROPOSAL #O.10: Appointment of M. Jean-Brice De                 ISSUER            YES             FOR                  FOR

Turkheim as an Assistant Auditor

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

purchase ordinary Company shares

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by issuing ordinary shares or

tangible assets granting access to ordinary Company

shares reserved for members of a Company Savings Plan

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by issuing ordinary shares

without a preferential subscription right to a named

beneficiary category

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling ordinary shares

PROPOSAL #E.15: Approve the change in the Company              ISSUER            YES             FOR                  FOR

administration and management mode, the amendments to

 the Articles of Association and delegations granted

to the Board of Directors for the Directors

PROPOSAL #E.16: Approve other amendments to the                 ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #O.17: Appointment of M. Henri de Castries          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #O.18: Appointment of M. Denis Duverne as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.19: Appointment of M. Jacques de                       ISSUER            YES             FOR                  FOR

Chateauvieux as a Director

PROPOSAL #O.20: Appointment of M. Norbert                            ISSUER            YES             FOR                  FOR

Dentressangle as a Director

PROPOSAL #O.21: Appointment of M. Jean-Martin Folz as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #O.22: Appointment of M. Anthony Hamilton as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #O.23: Appointment of M. Francois Martineau         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #O.24: Appointment of M. Giuseppe Mussari as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #O.25: Appointment of M. Ramon de Oliveira          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #0.26: Appointment of M. Michel Pebereau as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.27: Appointment of Mme. Dominique                     ISSUER            YES             FOR                  FOR

Reiniche as a Director

PROPOSAL #O.28: Appointment of M. Ezra Suleiman as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.29: Appointment of Mme. Isabelle Kocher          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #O.30: Appointment of Mme. Suet-Fern Lee as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.31: Appointment of Mme. Wendy Cooper as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #O.32: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. John

Coultrap as a Director

PROPOSAL #O.33: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Paul

Geiersbach as a Director, as proposed by shareholders

 working for the AXA Group

PROPOSAL #O.34: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Sebastien

Herzog as a Director, as proposed by shareholders

working for the AXA Group

PROPOSAL #O.35: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Rodney Koch

 as a Director, as proposed by shareholders working

for the AXA Group

PROPOSAL #O.36: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Jason

Steinberg as a Director, as proposed by shareholders

working for the AXA Group

PROPOSAL #O.37: Approve the setting of Directors' fees      ISSUER            YES             FOR                  FOR

PROPOSAL #O.38: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAE SYSTEMS PLC

  TICKER:                  N/A                 CUSIP:   G06940103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Michael Hartnall as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Sir peter Mason as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Richard Olver as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Elect Paul Anderson as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Linda Hudson as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Nicholas Rose as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-appointment of the Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #12.: Approve the political donations up to         ISSUER            YES             FOR                  FOR

specified limits

PROPOSAL #13.: Grant authority to allot issue new              ISSUER            YES             FOR                  FOR

shares

PROPOSAL #s.14: Approve the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #s.15: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #s.16: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #s.17: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO BRADESCO S A

  TICKER:                  N/A                 CUSIP:   P1808G117

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the capital stock          ISSUER             NO              N/A                  N/A

from BRL 26,500,000,000.00 to BRL 28,500,000,000.00,

by means of: partial capitalization of the balance of

 the profit reserves - statutory reserve account, in

the amount of BRL 2,000,000,000.00, pursuant to the

provisions of Article of 169 of Law 6,404/76, with

bonus shares; 10% of bonus shares, conferring, free

of charge, to the Company's shareholders, 1 new share

 for each 10 shares of the same type held hereby on

the record date and accordingly issuing 342,040,948

new non-par, book-entry, registered shares, of which

171,020,483 are common shares and 171,020,465 are

preferred shares; simultaneously to the Brazilian

Market operation, and in the same proportion, bonus

will be paid in the form of ADRs-American Depositary

Receipts in the U.S Market NYSE and in the form of

GDRs Global Depositary Receipts in the European

Market Latibex; the Company will notify the market

about the record date of bonus entitlement, after the

 approval of the respective process by the Central

PROPOSAL #2.: Amend the ''CAPUT'' of Article 6 of the        ISSUER             NO              N/A                  N/A

 Company's By-laws, as a result of the previous item

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO BRADESCO SA, OSASCO

  TICKER:                  N/A                 CUSIP:   P1808G117

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To Merge all of the shares                              ISSUER             NO              N/A                  N/A

representative of the share capital of IBI

Participacoes S.A. IBI Participacoes into Banco

Bradesco S.A. Bradesco, Converting IBI Participacoes

into a wholly owned subsidiary of Bradesco, in

accordance with the provisions in Articles 224, 225

and 252 of Law Number 6404 76 by: a) ratification of

the nomination of the valuation Companies for the

Companies Assets; b) examination and approval of the

protocol and justification instrument for the Merger

of the shares of the shareholders of IBI

Participacoes S.A. entered into with Banco Bradesco

S.A., as well as the valuation reports of the assets

of the Companies at book, market and economic value;

c) increase in the share capital of Bradesco, in  the

 amount of BRL 1,368,183,000.00, taking it from BRL

23,000,000,000.00 to BRL 24,368,183,000.00, through

the issuance of 45,662,775 new nominative, book entry

 shares, with no par value, being 22,831,389 common

shares and 22,831,386 preferred shares, at the rate

of 0.049401676 of 1 Bradesco share for each share

issued by IBI Participacoes, to be allocated to the

shareholders of IBI Participacoes, with 0.024700839

of one common share and 0.024700837 of 1 preferred

PROPOSAL #2.: To choose to use the consolidated                 ISSUER             NO              N/A                  N/A

financial statements of Bradesco, in calculating the

operational limits referred to in Article 1 of

Resolution 2,283 dated 05 JUN 1996, of the National

Monetary Council, including Banco IBI S.A. Banco

Multiplo, controlled by IBI Participacoes

PROPOSAL #3.: To increase the share capital of                   ISSUER             NO              N/A                  N/A

Bradesco by BRL 131,817,000.00, increasing it from

BRL 24,368,183,000.00 to BRL 24,500,000,000.00,

through the capitalization of reserves, without

issuance of shares, in accordance with the provision

in paragraph 1 of Article 169 of Law Number 6404 76,

with consequent amendment of the main part of Article

 6 of the Corporate Bylaws

PROPOSAL #4.: To partially amend the Corporate                   ISSUER             NO              N/A                  N/A

Bylaws, in Articles 22 and 25, increasing the number

of Members of the internal control and compliance and

 of the Ethics Committees, bearing in mind the

adoption of a new Organizational Structure

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO BRADESCO SA, OSASCO

  TICKER:                  N/A                 CUSIP:   P1808G117

  MEETING DATE:      3/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Board of Directors' annual         ISSUER             NO              N/A                  N/A

report, the Finance Committee's report accompanied by

 the Independent Auditors' report and examine,

discuss and vote on the Company's consolidated

financial statements for the FYE 31 DEC 2009

PROPOSAL #2.: To decide on the allocation of the                ISSUER             NO              N/A                  N/A

result of the FY and ratification the amount of

interest over capital and dividends distributed

PROPOSAL #3.: Election of Lazaro de Mello Brandao,            ISSUER            YES             FOR                  FOR

Antonio Bornia, Mario da Silveira Teixeira Junior,

Marcio Artur Laurelli Cypriano, Joao Aguiar Alvarez,

Denise Aguiar Alvarez, Luiz Carlos Trabuco Cappi,

Carlos Alberto Rodrigues Guilherme, Ricardo Espirito

Santo Silva Salgado as the Members of the Board of

Directors

PROPOSAL #4.: Elect the Members of the Finance                   ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #5.: To set the global remuneration of the          ISSUER             NO              N/A                  N/A

Board of Directors and the Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL S A MEDIUM  TERM NTS BOOK ENTRY 14

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.A: Approve the Merger of the shares of            ISSUER            YES             FOR                  FOR

Besc S.A. Arrendamento Mercantil Bescleasing and of

Besc Financeira S.A. Credito, Financiamento E

Investimentos Bescredi by Banco Do Brasil S.A., to

examine, discuss and approve the protocol and

justification of merger of Besc S.A. Arrendamento

Mercantil Bescleasing Company being merged and of

Besc Financeira S.A. Credito, Financiamento E

Investimentos Bescredi Company being merged by Banco

Do Brasil S.A. Company conducting the Merger

PROPOSAL #I.B: Approve and ratify the appointment of         ISSUER            YES             FOR                  FOR

KPMG Auditores Independentes, with Corporate Taxpayer

 Id Cnpjmf Number 57.755.217.0001.29, with its Head

Office at Rua Dr. Renato Paes De Barros, 33, 17th

floor, Itaim Bibi, Sao Paulo, Sao Paulo, as the

Company responsible for the book equity valuation

reports being merged and of the Company conducting

the merger

PROPOSAL #I.C: Approve and ratify the appointment of         ISSUER            YES             FOR                  FOR

the Company PricewaterhouseCoopers Corporate Finance

and recovery Ltda., with Corporate Taxpayer Id Cnpjmf

 Number 05.487.514.0001.37, with its Head Office at

Avenida Francisco Matarazzo 1400, first floor, left

side part, Torre Torino, Agua Branca neighborhood,

Sao Paulo, Sao Paulo, responsible for the valuation

report of the Company conducting the merger according

 to the trading price of its shares on the securities

PROPOSAL #I.D: Approve and examine and the valuation         ISSUER            YES             FOR                  FOR

reports

PROPOSAL #I.E: Approve and declare the mergers of the        ISSUER            YES             FOR                  FOR

 Companies Bescleasing and Bescredi into Banco Do

Brasil S.a. effective, in accordance with the terms

of the protocol and justification of merger, as well

as to authorize the management of Banco Do Brasil

S.A. to do all the complementary acts necessary to

the mentioned mergers

PROPOSAL #I.F: Approve the increase of Banco Do                 ISSUER            YES             FOR                  FOR

Brasil S.A. share capital as a function of the

mentioned Corporate Mergers, through the transfer of

the equity of the Companies being merged to the

Company conducting the merger, in accordance with the

 terms of the protocol and justification of merger

PROPOSAL #II: Approve the capitalization of the                 ISSUER            YES             FOR                  FOR

balances recorded in the capital reserve donations

and tax incentives and profit reserve Bylaws reserve

and operating margin reserve, without the issuance of

 new shares

PROPOSAL #III: Approve the increase of the authorized        ISSUER            YES             FOR                  FOR

 capital

PROPOSAL #IV: Approve the amendment of the Article 7         ISSUER            YES             FOR                  FOR

and 8 of the Corporate Bylaws resulting from the

matters contained in items I, II and III

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL S A MEDIUM  TERM NTS BOOK ENTRY 14

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Receive the administrators accounts, to        ISSUER             NO              N/A                  N/A

 examine, discuss and vote on the administrators

report, the financial statements and the accounting

statements accompanied by the independent Auditors

report regarding the FYE on 31 DEC 2009

PROPOSAL #II.: Approve to deliberate on the                        ISSUER             NO              N/A                  N/A

distribution of the FYs net profits and the

distribution of dividends

PROPOSAL #III.: Election of the Members of the                   ISSUER             NO              N/A                  N/A

Finance Committee

PROPOSAL #IV.: Approve to set the remuneration for            ISSUER             NO              N/A                  N/A

the Members of Financial Committee

PROPOSAL #V.: Approve to set the Directors                          ISSUER             NO              N/A                  N/A

remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the share capital            ISSUER            YES             FOR                  FOR

increase of Banco Do Brasil S.A., in light of the

Corporate Mergers of Banco Do Estado Ee Santa

Catarina S.A. Besc, of Besc S.A. Credito Imobiliario

Bescri, of Banco Do Estado Do Piaui S.A. Bep, and of

the capitalization of the balance recorded in

expansion reserves, this without the issuance of new

PROPOSAL #2.: Amend the Article 7 of the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of Banco Do Brasil S.A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification         ISSUER            YES             FOR                  FOR

of merger of Banco Nossa Caixa S.A. into Banco Do

Brasil S.A

PROPOSAL #2.: Approve and ratify the appointment [i]         ISSUER            YES             FOR                  FOR

of the Company PricewaterhouseCoopers Corporate

Finance and Recovery LTDA, with Corporate Taxpayer Id

 CNPJ-MF Number 05.487.514-0001-37, with its

headquarters at Avenida Francisco Matarazzo Number

1400, first floor, left side (part), Torre Torino,

Agua Branca Neighborhood, Sao Paulo, Sao Paulo, as

being responsible for the valuation report for Banco

Do Brasil S.A according to the trading price of the

shares on the securities market and according to the

economic value determined using the discounted cash

flow method [ii] of Banco Fator S.A, with corporate

taxpayer ID CNPJ-MF Number 33.644.196-0001-06, with

its headquarters at Rua Dr. Renato Paes de barros,

number 1017, eleventh and twelfth floors, Itaim Bibi,

 Sao Paulo, Sao Paulo, as being responsible for the

valuation report for Nossa Caixa S.A, according to

the economic value determined using the discounted

cash flow method iii. of KPMG Auditores

Independentes, with corporate taxpayer id CNPJ-MF

Number 57.755.217-0001-29, with its headquarters at

rua dr. renato paes de barros, number 33, seventeenth

 floor, itaim bibi, sao paulo, sao paulo, as being

responsible for the book equity valuation report for

PROPOSAL #3.: Approve the valuation reports mentioned        ISSUER            YES             FOR                  FOR

 in item 2 above

PROPOSAL #4.: Approve and declare effective the                 ISSUER            YES             FOR                  FOR

corporate merger of Banco Nossa Caixa S.A. into Banco

 Do Brasil S.A. in accordance with the terms of the

protocol and justification of merger, as well as to

authorize the management of Banco Do Brasil S.A. to

do all the complementary acts necessary for the

mentioned merger

PROPOSAL #5.: Approve the capital increase of Banco          ISSUER            YES             FOR                  FOR

Do Brasil S.A. as a function of the Corporate merger

referred to above, through the transfer of the net

equity from the Company being merged to the Company

carrying out the merger, in accordance with the terms

 of the protocol and justification of the merger

PROPOSAL #6.: Amend the Article 7 of the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of Banco Do Brasil S.A.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL, BRASILIA

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to conducting a public offering         ISSUER            YES             FOR                  FOR

for the primary distribution of shares issued by

Banco Do Brasil S.A. in conjunction with a public

offering for the secondary distribution of shares

issued by Banco Do Brasil S.A. owned by certain

selling shareholders, to be conducted in Brazil, on

the unorganized over the counter market, in

accordance with the procedures established by

securities commission, from here onward the CVM,

instruction number 400 of 29 DEC 2003, as amended,

and, also, with efforts at placement abroad, using

the investment mechanisms regulated by the national

monetary council, by the Central Bank of Brazil and

by the CVM, in United States of America, for

qualified institutional investors, as defined in Rule

 144A published by the securities and exchange

PROPOSAL #CONT: CONTD..from here onward the sec in            ISSUER             NO              N/A                  N/A

transactions that are exempt from registration in

accordance with that which is provided for in the

Securities Act of 1933, from here onward the

securities act, and in the regulations published on

the basis of the securities act and, in other

countries, in accordance with the law in effect in

the country of domicile of each investor and in

accordance with regulation'S published by the sec,

from here onward the offering, and definition of the

other conditions of the offering, except for the

issuance price of the shares

PROPOSAL #2: Approve to increase of the share capital        ISSUER            YES             FOR                  FOR

 of Banco Do Brasil S.A., within the limits of the

authorized capital, accordance with the terms of its

Corporate Bylaws, through the issuance of 286,000,00

0 new, common shares, all of which a re nominative,

book entry and with no par value, free and

unencumbered by any encumbrance or lien, which will

be the object of a public subscription within the

framework of the offering, with a reduction of the

period for the exercise of the preemptive right to a

minimum of three days, in accordance with the terms

of the sole paragraph of Article 8 of the Corporate

Bylaws and Article 172, I, of Law Number 6404 15 DEC

1976, as amended, from here onward the Corporations

Law, with it being the case that the exact period for

 the exercise of the preemptive right i) will be

defined within the framework .CONTD

PROPOSAL #CONT: CONT of the offering, with the                   ISSUER             NO              N/A                  N/A

objective of making the exercise of the preemptive

right compatible with the procedure of the offering,

ii) should be contained within the offering

documents, including notices to the market and an

announcement that it is beginning, and iii) it will

be the subject of a specific notice to the

shareholders of Banco Do Brasil S.A. with detail'S

regarding the exercise of the pre emptive right. all

the new, common shares issued will have the right t

receive dividends and interest on shareholder equity

that may be declared by Banco Do Brasil S.A.

beginning on the date of settlement of the shares

that are the object of the offering and to all the

other rights and benefits that may be conferred to

the other common shares of Banco Do Brasil S.A., on

PROPOSAL #3: Approve the disposition of the shares in        ISSUER            YES             FOR                  FOR

 treasury arising from the processes of the merger of

 Banco Do Estado De Santa Catarina S.A. of Besc S.A.

Credito Imobiliario and of Banco Do Estado Do Piaui

S.A.

PROPOSAL #4: Authorize the board of Directors of                ISSUER            YES             FOR                  FOR

powers to establish the issuance price of the shares

that are the object of the capital increase, in

accordance with the terms of Article 170, Paragraph

2, of the Corporations Law, observing the book

building procedure to be carried out within the

framework of the offering, in the manner that is

provided for in Article 170, Paragraph 1, of the

Corporations Law and Article 44 of CVM Instruction 400

PROPOSAL #5: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

ratify the respective share capital increase, once

the subscription and paying in of the shares to be

issued as a result of the capital increase within the

 framework of the offering is verified

PROPOSAL #6: Authorize the Board of Directors to take        ISSUER            YES             FOR                  FOR

 all the measures and do all the acts that may be

necessary or convenient for carrying out the

offering, as well as to ratify all the other acts

that have already been done

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL, BRASILIA

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification         ISSUER            YES             FOR                  FOR

of merger of Banco Popular Do Brasil S.A., which is

the Company being merged, into Banco Do Brasil S.A

which is the company conducting the merger

PROPOSAL #2.: Approve and ratify the appointment of          ISSUER            YES             FOR                  FOR

KPMG Auditors Independentes, with corporate taxpayer

ID number 57.755.217.0001.29 ,with its headquarters

at RUA Dr. Renato Paes De Barros, 33, 17th floo r,

Itaim Bibi, Sao Paulo, as responsible for the

evaluation report of the book shareholder equity of

the Company being merged

PROPOSAL #3.: Approve the evaluation report mentioned        ISSUER            YES             FOR                  FOR

 in the previous item

PROPOSAL #4.: Approve and declare effective the                 ISSUER            YES             FOR                  FOR

corporate merger of Banco Popular Do Brasil S.A. into

 Banco Do Brasil S.A. in accordance with the terms of

 the protocol and justification of merger, as well as

 to authorize the management of Banco Do Brasil S.A

to do all the complementary acts necessary for the

mentioned merger

PROPOSAL #5.: Approve the transfer of the shareholder        ISSUER            YES             FOR                  FOR

 equity from the Company being merged to the Company

carrying out the merger, in accordance with the terms

 of the protocol and justification of merger

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL, BRASILIA

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the acquisition, by Banco Do              ISSUER            YES             FOR                  FOR

Brasil S.A., of a corporate ownership interest

equivalent to 366,825,016 common, book entry, class B

 shares of Banco Patagonia S.A., corresponding to 51%

 of the share capital and of the voting capital in

circulation, in the same proportion, in light of the

provision in line I of Article 256 and line B of the

sole paragraph of Article 247, both in Law 6404 of 15

 DEC 1976, from here onward the Brazilian Corporate

PROPOSAL #2: Ratify the share purchase and sale                 ISSUER            YES             FOR                  FOR

agreement, accompanied by the valuation report of

Banco Patagonia S.A., in accordance with the terms of

 paragraph 1 of Article 256 of the Brazilian

Corporate law

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER SA, SANTANDER

  TICKER:                  N/A                 CUSIP:   E19790109

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts  balance              ISSUER            YES             FOR                  FOR

sheet, profit and loss account, state of recognized

income and expense, total state of changes in equity,

 cash flow statement and annual report  and the

management of Banco Santander, SA and its

consolidated group, all with respect to the YE 31 DEC

PROPOSAL #2: Approve the application for tax year 2009      ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Appointment of D. Becerro de Bengoa            ISSUER            YES             FOR                  FOR

Jado Angel as a Director

PROPOSAL #3.b: Re-election of D. Francisco Javier              ISSUER            YES             FOR                  FOR

Botin-Sanz De Sautuola and O Shea Tercero as the

Directors

PROPOSAL #3.c: Re-election of Ms Isabel Tocino                   ISSUER            YES             FOR                  FOR

Biscarolasaga as a Director

PROPOSAL #3.d: Re-election of D. Fernando de Asua              ISSUER            YES             FOR                  FOR

Alvarez as a Director

PROPOSAL #3.e: Re-election of D. Alfredo Saenz Abad          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Re-appointment of Auditor for the year          ISSUER            YES             FOR                  FOR

2010

PROPOSAL #5: Authorize the bank and its subsidiaries         ISSUER            YES             FOR                  FOR

to acquire own shares pursuant to the provisions of

Article 75 of the Companies Act, thereby canceling

the unused portion of the authorization granted by

the AGM of shareholders on 19 JUN 2009

PROPOSAL #6: Approve the delegation to the Board of          ISSUER            YES             FOR                  FOR

Directors of the power to execute the agreement

adopted by the Board to increase the share capital in

 accordance with the provisions of Article 153.1) of

the Companies Act, nullifying the authority granted

by the said general meeting of 19 JUN 2009

PROPOSAL #7.a: Approve the increased capital by the          ISSUER            YES             FOR                  FOR

amount determined under the terms of the deal by

issuing new ordinary shares of medium  0.5  par value

 each, without premium, in the same class and series

as those currently in circulation , from voluntary

reserves from retained earnings, forecast allowance

can express incomplete, with authority to delegate

his time in the executive committee, to set the

conditions the increase in all matters not covered by

 the general meeting, make losactos necessary for

their execution, adapt the wording of paragraphs 1

and 2 of section 5 of the Bylaws to the new amount of

 share capital and provide public and private

documents as are necessary for the execution of the

increase, application to the competent bodies,

PROPOSAL #CONTD: ..CONTD  for admission to trading of        ISSUER             NO              N/A                  N/A

 the new shares on the Stock Exchanges of Madrid,

Barcelona, Bilbao and Valencia, through the automated

 quotation system  continuous market  and the Stock

foreign securities traded in the shares of Banco

Santander  Lisbon, London, Milan, Buenos Aires,

Mexico and, through ADSs, in the New York Stock

Exchange , as required at each one of them

PROPOSAL #7.b: Approve to increased capital by the            ISSUER            YES             FOR                  FOR

amount determined under the terms of the deal by

issuing new ordinary shares of medium  0.5  par value

 each, without premium, in the same class and series

as those currently in circulation , from voluntary

reserves from retained earnings, forecast allowance

can express incomplete, delegation of powers to the

Board of Directors, with authority to delegate his

time in the Executive Committee, to set the

conditions the increase in all matters not covered by

 the General Board, perform the acts required for

their execution, adapt the wording of paragraphs 1

and 2 of Article 5 of the Bylaws to the new amount of

 share capital and provide public and private

documents as are necessary for the execution of the

increase, application to the competent bodies,

PROPOSAL #CONTD: ..CONT for admission to trading of          ISSUER             NO              N/A                  N/A

the new shares on the Stock Exchanges of Madrid,

Barcelona, Bilbao and Valencia, through the Automated

 Quotation System  Continuous Market  and the Stock

foreign securities traded in the shares of Banco

Santander  Lisbon, London, Milan, Buenos Aires,

Mexico and, through ADSs, in the New York Stock

Exchange , as required At each one of them

PROPOSAL #8: Approve the delegation to the Board of          ISSUER            YES             FOR                  FOR

Directors of the power to issue simple fixed income

securities or debt instruments of similar nature

including cedulas, promissory notes or warrants , as

well as debt securities convertible or exchangeable

into shares of society, in relation to fixed income

securities convertible or exchangeable into shares of

 the Company, setting criteria for the determination

of the bases and conditions for the conversion and /

or exchange and attribution to the Board of Directors

 of the powers of increase in el capital the amount

necessary, so as to exclude the preferential

subscription right of shareholders, to rescind the

unused portion of the delegation conferred by the

agreement Ninth II  of the ordinary general meeting

of shareholders of 19 JUN 2009

PROPOSAL #9.a: Approve the policy of long-term                   ISSUER            YES             FOR                  FOR

incentives granted by the Board of Directors, new

courses relating to specific actions plans for

delivery of Santander for execution by the Bank and

Santander Group companies and linked to the evolution

 of total return to shareholders or certain

requirements for permanence and evolution of the Group

PROPOSAL #9.b: Approve the incentive scheme for                 ISSUER            YES             FOR                  FOR

employees of UK Plc Santander, and other Group

companies in the UK by the Bank's stock options and

linked to the contribution of monetary amounts and

certain newspapers stay requirements

PROPOSAL #10: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

interpret, correct, add, implementation and

development of agreements adopted by the Board, so as

 to substitute the powers received from the Board and

 granting of powers to the elevation to instrument

public of such agreements

PROPOSAL #11: Receive the report on the remuneration         ISSUER            YES             FOR                  FOR

policy for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y0698A107

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2009 working report of the         ISSUER            YES             FOR                  FOR

Board of Directors of the bank

PROPOSAL #2.: Approve the 2009 working report of the         ISSUER            YES             FOR                  FOR

Board of Supervisors of the bank

PROPOSAL #3.: Approve the 2009 annual financial                 ISSUER            YES             FOR                  FOR

statements of the bank

PROPOSAL #4.: Approve the 2009 Profit Distribution            ISSUER            YES             FOR                  FOR

Plan of the bank

PROPOSAL #5.: Approve the 2010 annual budget of the          ISSUER            YES             FOR                  FOR

bank

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers Zhong        ISSUER            YES             FOR                  FOR

 Tian CPAs Limited Company and PricewaterhouseCoopers

 Hong Kong as the Bank's External Auditors for 2010

PROPOSAL #7.1: Re-elect Mr. Xiao Gang as an Executive        ISSUER            YES             FOR                  FOR

 Director of the Bank

PROPOSAL #7.2: Re-elect Mr. Li Lihui as an Executive         ISSUER            YES             FOR                  FOR

Director of the Bank

PROPOSAL #7.3: Re-elect Mr. Li Zaohang as an                       ISSUER            YES             FOR                  FOR

Executive Director of the Bank

PROPOSAL #7.4: Re-elect Mr. Zhou Zaiqun as an                     ISSUER            YES         AGAINST           AGAINST

Executive Director of the Bank

PROPOSAL #7.5: Re-elect Mr. Anthony Francis Neoh as          ISSUER            YES             FOR                  FOR

an Independent Non-Executive Director of the Bank

PROPOSAL #7.6: Re-elect Mr. Huang Shizhong as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Bank

PROPOSAL #7.7: Re-elect Ms. Huang Danhan as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Bank

PROPOSAL #8.1: Election of Mr. Qin Rongsheng as an            ISSUER            YES             FOR                  FOR

External Supervisor of the Bank

PROPOSAL #8.2: Election of Mr. Bai Jingming as an              ISSUER            YES             FOR                  FOR

External Supervisor of the Bank

PROPOSAL #9.: Approve the remuneration scheme for the        ISSUER            YES             FOR                  FOR

 External Supervisors of the Bank

PROPOSAL #S.10: Approve the proposal to amend the              ISSUER            YES             FOR                  FOR

Articles of Association of the Bank

PROPOSAL #S.11: Approve the proposal in relation to          ISSUER            YES             FOR                  FOR

the general mandate on issuance of new shares of the

Bank

PROPOSAL #8.A.1: Re-elect Mr. Wang Xueqiang as a                ISSUER            YES             FOR                  FOR

shareholders' representative Supervisor of the Bank

PROPOSAL #8.A.2: Re-elect Mr. Liu Wanming as a                   ISSUER            YES             FOR                  FOR

shareholders' representative Supervisor of the Bank

PROPOSAL #12.: Approve the proposal on adjustments of        ISSUER            YES             FOR                  FOR

 several items of the delegation of authorities by

the shareholders' meeting to the Board of Directors

of the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF CHINA LTD, BEIJING

  TICKER:                  N/A                 CUSIP:   Y0698A107

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board and/or a Board              ISSUER            YES         AGAINST           AGAINST

Committee, during the Relevant Period  as hereafter

defined , an unconditional general mandate to

separately or concurrently allot, issue and/or deal

with A Shares and/or H Shares, and to make or grant

offers, agreements, options or conversion rights in

respect thereof: such mandate shall not extend beyond

 the Relevant Period save that the Board may during

the Relevant Period make or grant offers, agreements,

 options or conversion rights which might require the

 exercise of such powers after the end of the

Relevant Period; the aggregate CONTD.

PROPOSAL #S.2.1: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Type of securities to be issued

PROPOSAL #S.2.2: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: issue size

PROPOSAL #S.2.3: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: par value and issue price

PROPOSAL #S.2.4: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: term

PROPOSAL #S.2.5: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: interest rate

PROPOSAL #S.2.6: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: method and timing of interest payment

PROPOSAL #S.2.7: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: conversion period

PROPOSAL #S.2.8: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: CB Conversion Price and adjustment

PROPOSAL #S.2.9: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Downward adjustment to CB Conversion

PROPOSAL #S2.10: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Conversion method of fractional share

PROPOSAL #S2.11: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Terms of redemption

PROPOSAL #S2.12: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Redemption at the option of the CB

PROPOSAL #S2.13: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Dividend rights of the year of conversion

PROPOSAL #S2.14: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Method of issuance and target subscribers

PROPOSAL #S2.15: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Subscription arrangement for the

existing A Shareholders

PROPOSAL #S2.16: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: CB Holders and meetings

PROPOSAL #S2.17: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Use of proceeds from the issuance of the

 Convertible Bonds

PROPOSAL #S2.18: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Special provisions in relation to

supplementary capital

PROPOSAL #S2.19: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Guarantee and security

PROPOSAL #S2.20: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: the validity period of the resolution of

 the issuance of the Convertible Bonds

PROPOSAL #S2.21: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: matters relating to authorization in

connection with the issuance of the Convertible Bonds

PROPOSAL #3: Approve the Capital Management Plan               ISSUER            YES             FOR                  FOR

2010 to 2012

PROPOSAL #4: Approve the Feasibility Analysis Report         ISSUER            YES             FOR                  FOR

on Use of Proceeds of the Public Issuance of A Share

Convertible Corporate Bonds by the Bank

PROPOSAL #5: Approve the Utilization Report on the            ISSUER            YES             FOR                  FOR

Bank's Use of Proceeds from the Previous Issuance of

Securities by the Bank

PROPOSAL #6: Elect Mr. Li Jun as a Supervisor of the         ISSUER            YES             FOR                  FOR

Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF NOVA SCOTIA

  TICKER:                  N/A                 CUSIP:   064149107

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Ronald A. Brenneman as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of C. J. Chen as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Election of Ronald David A. Dodge as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.4: Election of N. Ashleigh Everett as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of C. Kerr as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of Hon. Michael J. L. Kirby          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #1.7: Election of John T. Mayberry as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Thomas C. O'neill as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of A. E. Rovzar De La Torre          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #1.10: Election of Indira V. Samarasekera as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #1.11: Election of Allan C. Shaw as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of Paul D. Sobey as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of Barbara S. Thomas as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of Richard E. Waugh as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of KPMG LLP as the Auditor           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the advisory vote on non-binding        ISSUER            YES             FOR                  FOR

 resolution on execute compensation approach

PROPOSAL #4: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL 1: approve the Board of

Directors submit to shareholder vote more nominees

than there are Director positions to be filled, and

election rules in order that shareholders may take on

 a more active role in the Director election process

PROPOSAL #5: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL 2: receive the annual report and

 management information circular disclose the

fairness ratios of the aggregate compensation of the

Chief Executive Officer on the one hand, and the

aggregate compensation of the five Named Executives

on the other hand, to the average aggregate

compensation of employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK QUEENSLAND LTD

  TICKER:                  N/A                 CUSIP:   Q12764116

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER             NO              N/A                  N/A

the YE 31 AUG 2009 and the related Directors' report

and the Auditor's report

PROPOSAL #2.A: Re-elect Mr. David Graham as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with the Constitution

PROPOSAL #2.B: Re-elect Ms. Carmel Gray as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires by rotation in

accordance with the Constitution

PROPOSAL #2.C: Re-elect Mr. John Reynolds as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with the Constitution

PROPOSAL #3.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4, the issue of 3,094,053 ordinary

shares issued on 19 MAY 2009 under the underwriting

arrangements for the Dividend Reinvestment Plan

PROPOSAL #4.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4, the issue of 8,395,765 ordinary

shares on 03 FEB 2009

PROPOSAL #5.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4, the issue of 14,300,000 ordinary

shares on 31 AUG 2009

PROPOSAL #6.: Adopt the remuneration report,                       ISSUER            YES             FOR                  FOR

contained in the Bank's 2009 annual report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARCLAYS PLC

  TICKER:                  N/A                 CUSIP:   G08036124

  MEETING DATE:      8/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors the proposed            ISSUER            YES             FOR                  FOR

disposal by Barclays Plc of the Barclays Global

Investors business and ancillary arrangements,

pursuant to the BGI Disposal Agreement [as specified

in the circular to shareholders dated 09 JUL 2009] in

 the manner and on the terms and conditions of the

BGI Disposal Agreement and which, as described in the

 circular, comprises a Class 1 transaction under the

Listing Rules, to take all such steps as may be

necessary or desirable in relation thereto and to

carry the same into effect with such modifications,

variations, revisions or amendment [providing such

modifications, variation or amendments are not of a

material nature] as they shall deem necessary or

desirable

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARCLAYS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G08036124

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the reports of the Directors and        ISSUER            YES             FOR                  FOR

 Auditors and the audited accounts of the Company for

 the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Re-elect Reuben Jeffery III as Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4: Re-elect Marcus Aglus as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #5: Re-elect David Booth as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #6: Re-elect Sir Richard Broadbent as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7: Re-elect Sir Michael Rake as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8: Re-elect Sir Andrew Likierman as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #9: Re-elect Chris Lucas as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP,         ISSUER            YES             FOR                  FOR

Chartered Accountants and Registered Auditors, as the

 Auditors of the Company to hold office from the

conclusion of this meeting until the conclusion of

the next AGM at which accounts are laid before the

PROPOSAL #11: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #12: Authorize the Company, in accordance            ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 [the 2006

Act] the Company and any Company which, at any time

during the period for which this resolution has

effect, is a subsidiary of the Company to a) make

political donations to political organizations not

exceeding GBP 25,000 in total and b) incur political

expenditure not exceeding GBP 100,000 in total, in

each case during the period commencing on the date of

 this resolution and ending on the date of the AGM of

 the Company to be held in 2011 or on 30 JUN 2011,

provided that the maximum amounts as specified may

consist of sums in any currency converted into

sterling at such rate as the Board may in its

absolute discretion determine for the purposes of

this resolution, the terms political donations

political organizations and political expenditure

shall have the meanings given to them in Sections 363

 to 365 of the 2006 Act

PROPOSAL #13: Authorize the Directors, in                            ISSUER            YES             FOR                  FOR

substitution for all existing authorities, pursuant

to Section 551 of the 2006 Act to exercise all the

powers of the Company to; a) allot shares [as defined

 in Section 540 of the 2006 Act] in the Company or

grant rights to subscribe for or to convert any

security into shares in the Company up to an

aggregate nominal amount of GBP 1,043,323,357, GBP

77,500,000, EUR 40,000,000 and 1F4,000,000,000; b)

allot equity securities [as specified in Section 560

of the 2006 Act] up to an aggregate nominal amount of

 GBP 2,006,646,714 [such amount to be reduced by the

aggregate nominal amount of ordinary shares allotted

or rights to subscribe for or to convert any

securities into ordinary shares in the Company

granted under this Resolution 13] in connection with

an offer by way of a rights issue: i) to ordinary

shareholders in proportion [as nearly as maybe

practicable] to their existing holdings; and ii) to

holders of other equity securities [as defined in

Section 560 of the 2006 Act] as required by the

rights of those securities, or subject to such

rights, as the Directors otherwise consider

necessary, and so that the Directors may impose any

limits or restrictions and make any arrangements

which they consider necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

matter, [Authority expires the earlier of the end of

the AGM of the Company to be held in 2011 or the

close of business on 30 JUN 2011]; the Company may

make offers and enter into agreements before the

authority expires which would, or might require

shares to be allotted or rights to subscribe for or

to convert any security into shares to be granted

after the authority expires and the Directors may

allot shares or grant such rights under any such

PROPOSAL #S.14: Authorize the Directors, in                        ISSUER            YES             FOR                  FOR

substitution for all existing powers, and subject to

the passing of Resolution 13, pursuant to Section 570

 of the 2006 Act to allot equity securities [as

defined in Section 560 of the 2006 Act] for cash,

pursuant to the authority granted Resolution 13

and/or where the allotment constitutes an allotment

of equity securities by virtue of Section 560(3) of

the 2006 Act, in each case free of the restriction in

 Section 561 of the 2006 Act, such power to be

limited: [a] to the allotment of equity securities in

 connection with an offer of equity securities [but

in case of an allotment pursuant to the authority

granted by Paragraph [b] of Resolution 13, such power

 shall be limited to the allotment of equity

securities in connection with an offer by way of a

rights issue only]: [i] to ordinary shareholders in

proportion [as nearly as may be practicable to their

existing holdings;] [ii] to holders of other equity

securities [as defined in Section 560 of the 2006

Act], as required by the rights of those securities

or, subject to such rights, as the Directors

otherwise consider necessary, and so that the

Directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under the

laws of any territory or any other matter; and [b] to

 the allotment of equity securities, pursuant to the

authority granted by paragraph [a] of resolution 13

and/or an allotment of equity securities by virtue of

 Section 560(3) of the 2006 Act, [in each case

otherwise than in the circumstances as specified in

this resolution] up to a nominal amount of GBP

150,498,503 representing no more than 5% of the

issued ordinary share capital as at 05 MAR 2010;

compliance with that limit shall be calculated, in

the case of equity securities which are rights to

subscribe for, or to convert securities into ,

ordinary shares [as defined in Section 560 of the

2006 Act] by reference to the aggregate nominal

amount of relevant shares which may be allotted

pursuant to such rights, [Authority expires the

earlier of the end of the AGM of the Company to be

held in 2011 or the close of business on 30 JUN 2011]

 the Company may make offers and enter into

agreements before the power expires which would or

might, require equity securities to be allotted after

 the power expires and the Directors may allot equity

PROPOSAL #S.15: Authorize the Company for the                     ISSUER            YES             FOR                  FOR

purposes of Section 701 of the 2006 Act to make

market purchases [within the meaning of Section 701

of the 2006 Act] on the London Stock Exchange of up

to an aggregate of 1,203,988,028 ordinary shares of25

 p each in its capital, and may hold such shares as

treasury shares, provided that: a) the minimum price

[exclusive of expenses] which may be paid for each

ordinary share is not less than 25p; b) the maximum

price [exclusive of expenses] which may be paid for

each ordinary share shall not be more than the higher

 of [1] 105% of the average of the market values of

the ordinary shares [as derived from the Daily

official list of the London Stock Exchange] for the 5

 business days immediately preceding the date on

which the purchase is made and ii) that stipulated by

 Article 5(1) of the Buy-back and Stabilization

Regulation [EC 2273/2003); and c) [Authority expires

the earlier of the end of the AGM of the Company to

be held in 2011 or the close of business on 30 JUN

2011]; [except in relation to any purchase of shares

the contract for which was concluded before such date

 and which would or might be executed wholly or

PROPOSAL #S.16: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings [other than an AGM] on not less than

 14 clear days notice, such authority to expire at

the end of the AGM of the Company to be held in 2011

or the close of the business on 30 JUN 2011,

whichever is the earlier

PROPOSAL #S.17: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the 2006 Act, are to be treated as

provisions of the Company's Articles of Association;

and adopt the Articles of Association, as specified

as the Articles of Association of the Company in

substitution for, and to the exclusion of the

existing Articles of Association

PROPOSAL #18: Approve and adopt the rules of the                ISSUER            YES         AGAINST           AGAINST

Barclays Group SAYE Share Option Scheme, as

specified, and authorize the Directors to: a) to do

such acts and things necessary or expenditure for the

 purposes of implementing and giving effect to the

Sharesave Plan, including making any changes to the

draft rules of the Sharesave Plan in order to obtain

HM Renevue & Customs approval; and b) establish such

appendicies schedules, supplements or further schemes

 based on Sharesave Plan but modified to take

advantage of or to comply with, local tax, exchange

control or securities laws in jurisdictions outside

in UK, provided that any ordinary shares made

available under any such appendices, schedules,

supplements or further schemes are treated as

counting against the limits and overall participation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARRICK GOLD CORP

  TICKER:                  N/A                 CUSIP:   067901108

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect H. L. Beck as the Director who          ISSUER            YES             FOR                  FOR

will serve until the next annual meeting

PROPOSAL #1.2: Elect C. W. D. Birchall as the                     ISSUER            YES             FOR                  FOR

Director who will serve until the next annual

PROPOSAL #1.3: Elect D. J. Carty as the Director who         ISSUER            YES             FOR                  FOR

will serve until the next annual

PROPOSAL #1.4: Elect G. Cisneros as the Director who         ISSUER            YES         AGAINST           AGAINST

will serve until the next annual

PROPOSAL #1.5: Elect M. A. Cohen as the Director who         ISSUER            YES             FOR                  FOR

will serve until the next annual

PROPOSAL #1.6: Elect P. A. Crossgrove as the Director        ISSUER            YES             FOR                  FOR

 who will serve until the next annual

PROPOSAL #1.7: Elect R. M. Franklin as the Director          ISSUER            YES             FOR                  FOR

who will serve until the next annual

PROPOSAL #1.8: Elect J. B. Harvey as the Director who        ISSUER            YES             FOR                  FOR

 will serve until the next annual

PROPOSAL #1.9: Elect B. Mulroney as the Director who         ISSUER            YES             FOR                  FOR

will serve until the next annual

PROPOSAL #1.10: Elect A. Munk as the Director who              ISSUER            YES             FOR                  FOR

will serve until the next annual meeting of

PROPOSAL #1.11: Elect P. Munk as the Director who              ISSUER            YES             FOR                  FOR

will serve until the next annual meeting of

PROPOSAL #1.12: Elect A. W. Regent as the Director            ISSUER            YES             FOR                  FOR

who will serve until the next annual

PROPOSAL #1.13: Elect N. P. Rothschild as the                     ISSUER            YES             FOR                  FOR

Director who will serve until the next annual

PROPOSAL #1.14: Elect S. J. Shapiro as the Director          ISSUER            YES             FOR                  FOR

who will serve until the next annual

PROPOSAL #2: Appoint PricewaterhouseCoopers LLP as            ISSUER            YES             FOR                  FOR

the Auditors of Barrick that will serve

PROPOSAL #3: Approve to consider the advisory                     ISSUER            YES             FOR                  FOR

resolution on Executive Compensation Approach

disclosed in the accompanying management proxy

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAYER AG, LEVERKUSEN

  TICKER:                  N/A                 CUSIP:   D0712D163

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Submission of the confirmed financial          ISSUER            YES             FOR                  FOR

statements of Bayer AG and consolidated financial

statements of the Bayer Group, the combined

management report, the report of the Supervisory

Board as well as the explanatory report by the Board

of Management on takeover-relevant information for

the FY 2009 and the Board of Management proposal for

the distribution of the profit; resolution on the

PROPOSAL #2.: Ratification of actions of the members         ISSUER            YES             FOR                  FOR

of the Board of Management

PROPOSAL #3.: Ratification of actions of the members         ISSUER            YES             FOR                  FOR

of the Supervisory Board

PROPOSAL #4.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 members of the Board of Management

PROPOSAL #5.: Rescission of the existing Authorized          ISSUER            YES             FOR                  FOR

Capital I, creation of a new Authorized Capital I

with the option of exclusion of subscription rights

and amendment of Section 4 Paragraph 2 of the

Articles of Incorporation [capital stock]

PROPOSAL #6.: Rescission of the existing Authorized          ISSUER            YES             FOR                  FOR

Capital II, creation of a new Authorized Capital II

with the option of exclusion of the subscription

rights and amendment of Section 4 Paragraph 3 of the

Articles of Incorporation [capital stock]

PROPOSAL #7.: Authority to issue bonds with warrants,        ISSUER            YES             FOR                  FOR

 convertible bonds, profit sharing rights or profit

participation bonds [or a combination of these

instruments] and to exclude subscription rights,

creation of a new conditional capital through the

rescission of the existing conditional capital and

amendment of the Articles of Incorporation

PROPOSAL #8.: Authorization for the acquisition and          ISSUER            YES             FOR                  FOR

use of treasury shares with the possible exclusion of

 subscription rights and any other tender rights

PROPOSAL #9.: Adjustments to the Articles of                       ISSUER            YES             FOR                  FOR

Incorporation in Section 14, 15 and 16 concerning the

 Act Implementing the Stockholder Rights Directive

[ARUG]

PROPOSAL #10.: Appointment of the Auditor for the              ISSUER            YES             FOR                  FOR

audit of the financial statements and the audit

review of the half-year financial report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D12096109

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the report

pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 197,185,418.64 as

follows: payment of a dividend of EUR 0.30 per

ordinary share Payment of a dividend of EUR 0.32 per

preference share Ex-dividend and payable date: 19 MAY

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES         AGAINST           AGAINST

FY: KPMG AG, Berlin

PROPOSAL #6.: Election of Henning Kagermann to the            ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Law [ARUG] Section 17 shall

 be amended to reflect the permissibility of absentee

 voting and the facilitation of proxy voting

PROPOSAL #8.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors, to be explained in

detail at the shareholders meeting

PROPOSAL #9.: Resolution on the update of the profit         ISSUER            YES             FOR                  FOR

transfer agreements with the Companys subsidiaries

Bavaria Wirtschaftsagentur GmbH, BMW Anlagen

Verwaltungs GmbH, BMW Bank GmbH, BMW Fahrzeugtechnik

GmbH, BMW Forschung und Technik GmbH, BMW INTEC Be

teiligungs GmbH, BMW Leasing GmbH, BMW M GmbH

Gesellschaft fuer individuelle Automobile, and BMW

Verwaltungs GmbH

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELGACOM SA DE DROIT PUBLIC, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B10414116

  MEETING DATE:      1/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1.1: Acknowledgement and discussion of            ISSUER             NO              N/A                  N/A

the following documents: the proposal for a partial

demerger by acquisition approved in accordance with

Article 677 in conjunction with 728 of the Belgian

Companies Code, by the Boards of Directors of

Belgacom SA under Public Law [hereinafter Belgacom

SA] and Telindus Group NV, with its registered office

 at 3001 Heverlee, Geldenaaksebaan, 355 and with

Company number 0422 674 035 on 22 and 26 OCT 2009,

and filled with the Clerk of the Commercial Courts of

 Brussels and Leuven on 19 NOV 2009, the report of

the Board of Directors of 30 NOV 2009 in accordance

with [i] Article 677 in conjunction with Article 730

and (ii) 602 of the Belgian Companies Code, the

Auditor's report of 30 NOV 2009 on partial demerger

in accordance with Article 602, Paragraph 3 in

conjunction with Article 731 of the Belgian Companies

 Code

PROPOSAL #A.1.2: Pursuant to Article 677 in                        ISSUER             NO              N/A                  N/A

conjunction with 732 of the Belgian Companies Code,

notification by the Board of Directors of any

important change in the assets or liabilities of the

Companies involved that has occurred since the date

of the proposal for a partial demerger

PROPOSAL #A.2.1: Approve the partial demerger of                ISSUER             NO              N/A                  N/A

Telilndus with the transfer of part of its corporate

assets to Belgacom SA, without dissolution and

without ceasing to exist; the transfer of the

demerged corporate assets will take place in

accordance with Article 740, Section 2 of the Belgian

 Companies Code, i.e., without the issue of shares by

 Belgacom SA and without the exchange of Belgacom SA

shares for shares of the Telindus Group NV, as from

01 JAN 2010, from the point of view of direct taxes

and accounting, all operations made by the Telindus

Group will be carried out for the account of

Belgacom; as detailed in the proposal for a partial

demerger, as a consequence of the proposed partial

demerger, Telindus Group shall transfer to Belgacom

the Belgian participations of Telindus Group as well

as any supporting activities that are exclusively or

mainly at the service of these Belgian companies, the

 international participations and the activities

specifically aimed at supporting these international

companies shall remain with Telindus Group

PROPOSAL #A.2.2: Approve, in application of Article          ISSUER             NO              N/A                  N/A

740, Section 2 of the Belgian Companies Code, that

Belgacom shall not issue any new shares and/or

acquire its own shares in exchange for the shares

which it holds in Telindus Group, at the level of

Belgacom, the book value of the participation in the

Telindus Group [which is part of the financial fixed

assets] as a result of this partial demerger will be

partially replaced by (i) the property components

transferred by Telindus Group and (ii) goodwill

PROPOSAL #B.1.1: Acknowledgment and discussion of the        ISSUER             NO              N/A                  N/A

 following documents the proposal for a partial

demerger by acquisition approved, in accordance with

Article 677 in conjunction with Article 728 of the

Belgian Companies Code, by the Boards of Directors of

 Belgacom SA and of Belgacom Skynet SA, with its

registered office at 1030 Brussels, Boulevard du Roi

Albert II, 27, and with Company number 0460.102.672

on 22 and 23 OCT 2009 and filed with the Clerk of the

 Brussels Commercial Court on 19 NOV 2009; the report

 of the Board of Directors of 30 NOV 2009 in

accordance with (i) Article 677 in conjunction with

Article 730 and (ii) Article 602 of the Belgian

Companies Code; the Auditor's report of 30 NOV 2009

on the partial demerger in accordance with Article

602, Paragraph 3 in conjunction with Article 731 of

the Belgian Companies Code

PROPOSAL #B.1.2: Pursuant to Article 677 in                        ISSUER             NO              N/A                  N/A

conjunction with Article 732 of the Belgian Companies

 Code, notification by the Board of Directors of any

important change in the assets or liabilities of the

companies involved that has occurred since the date

of the proposal for a partial demerger

PROPOSAL #B.2.1: Approve the partial demerger of                ISSUER             NO              N/A                  N/A

Belgacom Skynet, which involves the transfer of part

of its corporate assets to Belgacom SA, without

dissolution and without ceasing to exist; the

transfer of the demerged corporate assets shall take

place in accordance with Article 740, Section 2 of

the Belgian Companies Code, i.e., without the issue

of shares by Belgacom SA and without the exchange of

Belgacom SA shares for shares of Belgacom Skynet; as

from 01 JAN 2010, from the point of view of direct

taxes and accounting, all operations made by Belgacom

 Skynet will be carried out for the account of

Belgacom; as detailed in the proposal for a partial

demerger, as a result of the partial demerger,

Belgacom Skynet shall transfer all its operational

activities and related assets and liabilities to

Belgacom SA with the exception of (i) the financial

participation in Skynet iMotion Activities SA, with

its registered office at rue Carli 2, 1140 Evere and

with company number 0875.092.626 and (ii) the

investments placed with Belgacom Group International

Services NV, with its registered office at

Geldenaaksebaan 335, 3001 Hevertee and with company

PROPOSAL #B.2.2: Approve, in application of Article          ISSUER             NO              N/A                  N/A

740, Section 2 of the Belgian Companies Code, that

Belgacom shall not issue any new shares and/or

acquire shares in itself in exchange for the shares

which it holds in Belgacom Skynet, at the level of

Belgacom, the book value of the participation in

Belgacom Skynet [which is part of the financial fixed

 assets] as a result of this partial demerger will be

 partially replaced by (i) the property components

transferred by Belgacom Skynet and (ii) goodwill

PROPOSAL #C.1: Acknowledgment, discussion and                     ISSUER             NO              N/A                  N/A

approval of the joint merger proposal equivalent to a

 merger by acquisition, by the Board of Directors of

Belgacom SA on the one hand and by the Boards of

Directors of the following companies on the other

hand, drawn up in accordance with Article 719 of the

Belgian Companies Code [the Merger proposal]:

Belgacom Mobile SA, with its registered office at

1030 Brussels, Boulevard du Roi Albert II, 27, and

with company number 0453.918.428; Telindus NV, with

its registered office at 3001 Heverlee,

Geldenaaksebaan, 355, and company number

0442.257.642; Telindus Sourcing SA, with its

registered office at 7000 Mons, Avenue Thomas

Edison,1, and company number 0457.839.802; this

merger proposal was drawn up on 22, 23 and 28 OCT

2009 and was filed on behalf of Belgacom SA and

Belgacom Mobile SA with the Clerk of the Brussels

Commercial Court on 19 NOV 2009; it was filed on

behalf of Telindus SA with the Clerk of the Leuven

Commercial Court on 19 November 2009, and filed on

behalf of Telindus Sourcing SA with the Clerk of the

PROPOSAL #C.2: Approve the acquisition by the company        ISSUER             NO              N/A                  N/A

 Belgacom SA of the Companies Belgacom Mobile SA,

Telindus NV and Telindus Sourcing SA, in the form of

a transaction equivalent to a merger in the sense of

Article 676, section 1of the Belgian Companies Code;

as from 01 JAN 2010, from the point of view of direct

 taxes and accounting, all the operations performed

by each of the 3 afore-mentioned Companies will be

deemed to have been carried out for the account of

PROPOSAL #D.1: Authorize the Board of Directors, with        ISSUER             NO              N/A                  N/A

 power of substitution, for the implementation of the

 decisions taken

PROPOSAL #D.2: Approve to grant special authority for        ISSUER             NO              N/A                  N/A

 the procedures or the VAT authorities and the

Crossroads Bank for Enterprises and publication in

the appendixes of the Belgian Official Gazette

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELGACOM SA DE DROIT PUBLIC, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B10414116

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Examination of the annual reports of the        ISSUER             NO              N/A                  N/A

 Board of Directors of Belgacom SA of Public Law with

 regard to the annual accounts and consolidated

annual accounts at 31 DEC 2009

PROPOSAL #2: Examination of the reports of the Board         ISSUER             NO              N/A                  N/A

of Auditors of Belgacom SA of Public Law with regard

to the annual accounts and of the Auditor with regard

 to the consolidated annual accounts at 31 DEC 2009

PROPOSAL #3: Examination of the information provided         ISSUER             NO              N/A                  N/A

by the Joint Committee

PROPOSAL #4: Examination of the consolidated annual          ISSUER             NO              N/A                  N/A

accounts at 31 DEC 2009

PROPOSAL #5: Examination of the annual reports of the        ISSUER             NO              N/A                  N/A

 Board of Directors of Belgacom Mobile SA, Telindus

NV and Telindus Sorucing SA with regard to the annual

 accounts at 31 DEC 2009

PROPOSAL #6: Examination of the reports of the                   ISSUER             NO              N/A                  N/A

Auditors of Belgacom Mobile SA, Telindus NV and

Telindus Sourcing SA with regard to the annual

accounts at 31 DEC 2009

PROPOSAL #7: Approve the annual accounts of Belgacom         ISSUER             NO              N/A                  N/A

SA of Public Law at 31 DEC 2009 and the annual

accounts with regard to the FY closed on 31 DEC 2009,

 as specified

PROPOSAL #8: Grant discharge to the Members of the            ISSUER             NO              N/A                  N/A

Board of Directors to the Members of the Board of

Directors for the exercise of their mandate during

the FY closed on 31 DEC 2009

PROPOSAL #9: Grant a special discharge to Mr. Robert         ISSUER             NO              N/A                  N/A

Tollet for the exercise of his mandate until 30 SEP

2009

PROPOSAL #10: Grant discharge to the Members of the          ISSUER             NO              N/A                  N/A

Board of Auditors to the Auditors for the exercise of

 their mandate during the FY closed on 31 DEC 2009

PROPOSAL #11: Grant discharge to the Ernst & Young            ISSUER             NO              N/A                  N/A

Bedrijfsrevisoren/Reviseurs D'Enterprises BCV/SCC,

represented by Mr. Marnix Van Dooren, for the

exercise of his mandate during the FYE on 31 DEC 2009

PROPOSAL #12: Appointment of Mrs. Lutgart Van Den              ISSUER             NO              N/A                  N/A

Berghe as the Board Member, in accordance with the

recommendation of the Nomination an Remuneration

Committee, for a period which will expire at the AGM

of 2016

PROPOSAL #13: Appointment of Mr. Pierre-Alain De                ISSUER             NO              N/A                  N/A

Smedt as the Board Member, in accordance with the

recommendation of the Nomination and Remuneration

Committee, for a period which expire at the AGM of

PROPOSAL #14: Approve the remuneration of Mrs. L. Van        ISSUER             NO              N/A                  N/A

 Den Berghe and Mr. P-A. De Smedt as follows: fixed

annual remuneration of EUR 25,000, attendance fee of

EUR 5000 per Board meeting attended, attendance fee

of EUR 2,500 per Board advisory Committee meeting

attended, EUR 2,000 per year to cover communication

costs

PROPOSAL #15: Appointment of Deloitte                                   ISSUER             NO              N/A                  N/A

Bedrijfsrevisoren/Reviseurs D'Enterprises SC Sfd

Scrl, represented by Mr. Geert Verstraeten and Luc

Callaert Sc Sfd Sprlu, represented by Luc Callaert

for the statutory audit of Belgacom SA of Public Law

for a period of 6 years for an annual audit fee of

EUR 240,000 [to be indexed annually]

PROPOSAL #16: Approve the Auditor in charge of                   ISSUER             NO              N/A                  N/A

certifying the consolidated accounts for the Belgacom

 Group, granted to Ernst & Young

Bedrijfsrevisoren/Reviseurs D'Enterprises BCV/SCC,

represented by Mr. Marnix Van Dooren

PROPOSAL #17: Appointment of Deloitte                                   ISSUER             NO              N/A                  N/A

Bedrijfsrevisoren/Reviseurs D'Enterprises SC Sfd

Scrl, represented by Mr. Geert Verstraeten and Mr.

Luc Van Coppenolle, for a period of 3 years for an

annual audit fee of EUR 280,000 [ to be indexed

PROPOSAL #18: Acknowledgement appointment of a Member        ISSUER             NO              N/A                  N/A

 of the Board of Auditors of Belgacom SA Public Law,

the AGM takes note of the decision of the Cour des

comptes taken as 10 FEB 2010, regarding the

nomination of Mr. Pierre Rion for a new term of 6

PROPOSAL #19: Approve the annual accounts at 31 DEC          ISSUER             NO              N/A                  N/A

2009 of Belgacom Mobile SA with regard to the FY

closed on 31 DEC 2009

PROPOSAL #20: Grant discharge to the Members of the          ISSUER             NO              N/A                  N/A

Board of Directors of Belgacom Mobile SA for the

exercise of their mandate during the FY closed on 31

DEC 2009

PROPOSAL #21: Grant discharge to the Auditor of                 ISSUER             NO              N/A                  N/A

Belgacom Mobile SA for the exercise of his mandate

during the FY closed on 31 DEC 2009

PROPOSAL #22: Approve the annual accounts of Telindus        ISSUER             NO              N/A                  N/A

 NV with regard to the FY closed on 31 DEC 2009

PROPOSAL #23: Grant discharge of the Members of the          ISSUER             NO              N/A                  N/A

Board of Directors of Telindus NV for the exercise of

 their mandate during the FY closed on 31 DEC 2009

PROPOSAL #24: Grant discharge to the Auditor of                 ISSUER             NO              N/A                  N/A

Telindus NV for the exercise of his mandate during

the FY closed on 31 DEC 2009

PROPOSAL #25: Approve the annual accounts of Telindus        ISSUER             NO              N/A                  N/A

 Sourcing SA with regard to the FY closed on 31 DEC

PROPOSAL #26: Grant discharge to the Members of the          ISSUER             NO              N/A                  N/A

Board of Directors of Telindus Sourcing SA for the

exercise of their mandate during the FY closed on 31

DEC 2009

PROPOSAL #27: Grant discharge to the Auditor of                 ISSUER             NO              N/A                  N/A

Telindus Sourcing SA for the exercise of his mandate

during the FY closed on 31 DEC 2009

PROPOSAL #28: Miscellaneous                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELGACOM SA DE DROIT PUBLIC, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B10414116

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Board of Directors to                ISSUER             NO              N/A                  N/A

acquire the maximum number of shares permitted by law

 in case this acquisition is necessary for preventing

 any imminent and serious prejudice to the Company,

this mandate is granted for a new period of 3 years

starting on the day of disclosure of this amendment

to the Articles of Association by the General Meeting

 of 14 APR 2010, the price paid for such shares may

not be more than 5% above the highest closing price

in the 30 day trading period preceding the

transaction, and no.CONTD

PROPOSAL #2: Authorize the Board of Directors, for a         ISSUER             NO              N/A                  N/A

new period of 3 years starting from the day of this

amendment to the Articles of Association by the

general meeting of 14 APR 2010, to increase capital,

in any and all forms, including a capital increase

where the pre-emptive rights of shareholders are

restricted or withdrawn, even after receipt by the

Company of a notification from the Belgian Banking,

Finance and Insurance Commission of a takeover bid

for the Company's shares, where this is the case,

however, the.CONTD

PROPOSAL #3: Authorize the Secretary General,                     ISSUER             NO              N/A                  N/A

including that of replacement, for the purpose of

coordinating the Articles of Association to reflect

the resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ ISRAEL TELECOM LTD

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      2/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Elect M. Keret as an External Director          ISSUER            YES             FOR                  FOR

for a statutory 3 year period

PROPOSAL #2: Approve the following terms of office,          ISSUER            YES             FOR                  FOR

pursuant to M. Keret being elected: a payment to Mr.

Keret of an annual remuneration and meeting

attendance fees in the maximum amount permitted by

law; b  an issue to him of an indemnity undertaking

in the same text as approved by general meeting for

the other Directors and limited in the aggregate to

25% of the shareholders' equity

PROPOSAL #3: Amend the Articles as follows: a                    ISSUER            YES             FOR                  FOR

provisions for co-option of Directors up to the

maximum permitted by the Articles and provision

permitting the Board to continue if a place is

vacated; and b  providing for up to 3 instead of 4

classified Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      9/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the distribution of a cash                ISSUER            YES             FOR                  FOR

dividend between the shareholders in a total amount

of ILS 1,149 million; record date: 22 SEP 2009; ex-

date: 23 SEP 2009 and payment date: 05 OCT 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      3/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to the completion of          ISSUER            YES             FOR                  FOR

transfer of control of the Company from AP.SB.AR.

Holdings Ltd to 012 Smile Communication Ltd, the

conversion of the existing D&O insurance cover to a

Run Off policy for a period of 7 years; the amount of

 the cover will be reduced and will not exceed USD 50

 million plus USD 10 million legal costs and the

premium will not exceed USD 380,500

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the distribution of cash                     ISSUER            YES             FOR                  FOR

dividend in the amount of NIS 2,453,000; Record date

15 APR 2010, Ex date 18 APR 2010, Payment Date 03 MAY

PROPOSAL #2: Approve the bonus for the Chairman in            ISSUER            YES             FOR                  FOR

the amount of NIS 3,444,880

PROPOSAL #3: Approve the bonus in the amount of NIS          ISSUER            YES             FOR                  FOR

90,000 for the Security Manager who holds office as a

 Director on behalf of the employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Financial Statements and              ISSUER            YES             FOR                  FOR

Directors report for the year 2009

PROPOSAL #2: Re-appoint Accountant Auditors until the        ISSUER            YES             FOR                  FOR

 next AGM and authorize the Board to fix their fees

PROPOSAL #3.1: Re-appoint Or Elovitch as a                          ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.2: Re-appoint Orna Elovitch-Peled as a            ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.3: Re-appoint Arieh Saban as a                          ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.4: Re-appoint Eldad Ben-Moshe as a                   ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.5: Re-appoint Eli Holzman as a                          ISSUER            YES         AGAINST           AGAINST

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.6: Re-appoint Yehuda Porat as a employee         ISSUER            YES             FOR                  FOR

representative , the external Directors continue in

the office by provision of law

PROPOSAL #3.7: Re-appoint Amikam Shorer as a                       ISSUER            YES         AGAINST           AGAINST

officiating Director, the external Directors continue

 in the office by provision of law

PROPOSAL #3.8: Re-appoint Felix Cohen as a                          ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.9: Re-appoint Rami Numkin as a employee          ISSUER            YES             FOR                  FOR

representative , the external Directors continue in

the office by provision of law

PROPOSAL #3.10: Re-appoint Shaul Elovitch as a                   ISSUER            YES             FOR                  FOR

officiating Director, the external Directors continue

 in the office by provision of law

PROPOSAL #3.11: Re-appoint Shlomo Rudov as a                       ISSUER            YES             FOR                  FOR

officiating Director, the external Directors continue

 in the office by provision of law

PROPOSAL #4: Approve a debt settlement between the            ISSUER            YES             FOR                  FOR

Company and between DBS Satellite Services Ltd., a

Company connected with the present controlling

shareholder of Bezeq, relating to the balance

amounting to NIS 31.5 million owed by DBS to the

Company in respect of communication services, in

accordance with which DBS will pay the balance plus

Value Added Tax to the Company by 36 monthly

installments of NIS 875,000 each plus interest 1.5%

above prime interest

PROPOSAL #5: Approve an employment termination                   ISSUER            YES             FOR                  FOR

agreement with the outgoing Chief Executive Officer,

Yaakov Gelbard whereby he will receive NIS 9 million

with a mutual waiver of all claims

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the management and consultancy         ISSUER            YES             FOR                  FOR

agreement with Eurocom Investments Ltd. for the

receipt by the Company of services in consideration

for ILS 1.2 million a year, the agreement will be for

 a period of 3 years unless previously cancelled by

either party giving 3 months notice, the controlling

shareholder of the Company is also the controlling

shareholder of the Eurocom

PROPOSAL #2.: Approve the issue of an indemnity                 ISSUER            YES             FOR                  FOR

undertaking to the new Directors of the Company, or

Elovitch, Ora Eloveitch-Peled and Shaul Elovitch, who

 are owners of control, as well as the other new

Directors, limited in the aggregate to 25% of the

shareholders equity

PROPOSAL #3.: Approve the agreement with Eurocom                ISSUER            YES             FOR                  FOR

relating to the purchase of Nokia products and the

grant of maintenance services to such products

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BG GROUP PLC

  TICKER:                  N/A                 CUSIP:   G1245Z108

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the        ISSUER            YES             FOR                  FOR

 Directors and the Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

BG Group plc annual report and accounts for the YE 31

 DEC 2009

PROPOSAL #3.: Declare a final dividend in respect of         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009 of 6.73 pence per ordinary share

payable on 21 MAY 2010 to holders of ordinary shares

on the register of shareholders of the Company at the

 close of business on 16 APR 2010

PROPOSAL #4.: Election of Mark Seligman as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #5.: Re-elect Peter Backhouse as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #6.: Re-elect Lord Sharman as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires by rotation

PROPOSAL #7.: Re-elect Philippe Varin, as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #9.: Authorize the Audit Committee to                   ISSUER            YES             FOR                  FOR

approve the remuneration of the Auditors

PROPOSAL #10.: Authorize the Company, with Sections          ISSUER            YES             FOR                  FOR

366 and 367 of the Companies Act 2006 [the Act], and

all Companies which are subsidiaries of the Company

during the period when this resolution has effect to;

 make political donations to political parties or

independent election candidates up to a total

aggregate amount of GBP15,000; make political

donations to political organisations other than

political parties up to a total aggregate amount of

GBP 15,000; and incur political expenditure up to a

total aggregate amount of GBP 20,000; [Authority

expires at the conclusion of the next AGM of the

Company]; provided that, in any event, the total

aggregate amount of all political donations and

political expenditure incurred by the Company and its

 subsidiaries in such period shall not exceed GBP

50,000; for the purposes of this resolution,

'political donations', 'political organisations',

'political parties' and 'political expenditure' shall

 have the meanings given to them in Sections 363 to

365 of the Act

PROPOSAL #11.: Authorize the Directors in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Act to exercise all the

powers of the Company to allot shares in the Company

and to grant rights to subscribe for, or to convert

any security into, shares in the Company [Rights]; up

 to an aggregate nominal amount of GBP 115,641,305;

and up to a further aggregate nominal amount of

112,536,365 provided that [i] they are equity

securities [within the meaning of Section 560[1] of

the Act], and [ii] they are offered by way of a

rights issue to holders of ordinary shares on the

register of Members at such record date as the

Directors may determine where the equity securities

respectively attributable to the interests of the

ordinary shareholders are proportionate [as nearly as

 may be practicable] to the respective numbers of

ordinary shares held or deemed to be held by them on

any such record date end to other holders of equity

securities entitled to participate therein, subject

to such exclusions or other arrangements as the

Directors may deem necessary or expedient to deal

with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; [Authority expires at the

conclusion of the next AGM of the Company]; the

Directors shall be entitled to make offers or

agreements before the expiry of such authority which

would or might require shares to be allotted or

Rights to be granted after such expiry and the

Directors shall be entitled to allot shares and grant

 Rights pursuant to any such offer or agreement as if

 this authority had not expired; and all unexercised

authorities previously granted to the Directors to

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Sections 570 and 573 of the Act to allot equity

securities [within the meaning of Section 560 of the

Act] for cash either pursuant to the authority

conferred by Resolution 11 above or by way of a sale

of treasury shares as if Section 561[1] of the Act

did not apply to any such allotment provided that

this power shall be limited to: the allotment of

equity securities in connection with an offer of

securities [but in the case of the authority granted

under paragraph II of the Resolution 11 by way of a

rights issue only] in favour of the holders of

ordinary shares on the register of Members at such

record date as the Directors may determine and other

persons entitled to participate therein, where the

equity securities respectively attributable to the

interests of the ordinary shareholders are

proportionate [as nearly as may be practicable] to

the respective number of ordinary shares held or

deemed to be held by them on any such record date,

subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient to deal

 with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; and the allotment [otherwise than

pursuant to sub-paragraph I of this Resolution 12] to

 any person or persons of equity securities up to an

aggregate nominal amount of GBP16,880,454; and shall

expire upon the expiry of the general authority

conferred by Resolution 11 above, the Directors shall

 be entitled to make offers or agreements before the

expiry of such power which would or might require

equity securities to be allotted after such expiry

and the Directors shall be entitled to allot equity

securities pursuant to any such offer or agreement as

 if the power conferred hereby had not expired

PROPOSAL #S.13: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases [within the meaning of Section 693[4] of

the Act] of ordinary shares of 10 pence each of the

Company on such terms and in such manner as the

Directors may from time to time determine, provided

that: the maximum number of ordinary shares hereby

authorized to be acquired is 337,609,096 representing

 approximately 10% of the issued ordinary share

capital of the Company as at 10 MAR 2010; the minimum

 price that may be paid for any such ordinary share

is 10 pence, the nominal value of that share; the

maximum price that may be paid for any such ordinary

share is an amount equal to 105% of the average of

the middle market quotations for an ordinary share in

 the Company as derived from the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which such

ordinary share is contracted to be purchased;

[Authority expires at the conclusion of the next AGM

of the Company]; and the Company may make a contract

to purchase its ordinary shares under the authority

hereby conferred prior to the expiry of such

authority, which contract will or may be executed

wholly or partly after the expiry of such authority,

and may purchase its ordinary shares in pursuance of

PROPOSAL #S.14: Approve the general meeting, other            ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

days' notice

PROPOSAL #S.15: Approve and adopt, with effect from          ISSUER            YES             FOR                  FOR

the conclusion of the AGM, the Articles of

Association contained in the document produced to the

 Meeting and signed by the Chairman for the purposes

of identification as the new Articles of Association

of the Company in substitution for, and to the

exclusion of, the Articles of Association of the

Company in effect immediately prior to that time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHP BILLITON LTD, MELBOURNE VIC

  TICKER:                  N/A                 CUSIP:   Q1498M100

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the 2009 Financial                        ISSUER            YES             FOR                  FOR

Statements and Reports for BHP Billiton Limited and

BHP Billiton Plc

PROPOSAL #2.: To re-elect Mr. Carlos Cordeiro as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #3.: To re-elect Mr. David Crawford as a              ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #4.: To re-elect The Hon E Gail de Planque          ISSUER            YES             FOR                  FOR

as a Director of BHP Billiton Limited and BHP

PROPOSAL #5.: To re-elect Mr. Marius Kloppers as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #6.: To re-elect Mr. Don Argus as a Director        ISSUER            YES             FOR                  FOR

 of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #7.: To re-elect Mr. Wayne Murdy as a                   ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditor of BHP Billiton Plc

PROPOSAL #9.: To renew the general authority to issue        ISSUER            YES             FOR                  FOR

 shares in BHP Billiton Plc

PROPOSAL #10.: To renew the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights in BHP Billiton Plc

PROPOSAL #11.: To approve the repurchase of shares in        ISSUER            YES             FOR                  FOR

 BHP Billiton Plc

PROPOSAL #12.i: To approve the cancellation of shares        ISSUER            YES             FOR                  FOR

 in BHP Billiton Plc held by BHP Billiton Limited on

30 April 2010

PROPOSAL #12.ii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 17 June 2010

PROPOSAL #12iii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 15 September 2010

PROPOSAL #12.iv: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 11 November 2010

PROPOSAL #13.: To approve the 2009 Remuneration Report      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: To approve the grant of awards to Mr.         ISSUER            YES             FOR                  FOR

Marius Kloppers under the GIS and the LTIP

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHP BILLITON PLC

  TICKER:                  N/A                 CUSIP:   G10877101

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the 2009 Financial                        ISSUER            YES             FOR                  FOR

Statements and Reports for BHP Billiton Limited and

BHP Billiton Plc

PROPOSAL #2.: To re-elect Mr. Carlos Cordeiro as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #3.: To re-elect Mr. David Crawford as a              ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #4.: To re-elect The Hon E Gail de Planque          ISSUER            YES             FOR                  FOR

as a Director of BHP Billiton Limited and BHP

PROPOSAL #5.: To re-elect Mr. Marius Kloppers as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #6.: To re-elect Mr. Don Argus as a Director        ISSUER            YES             FOR                  FOR

 of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #7.: To re-elect Mr. Wayne Murdy as a                   ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditor of BHP Billiton Plc

PROPOSAL #9.: To renew the general authority to issue        ISSUER            YES             FOR                  FOR

 shares in BHP Billiton Plc

PROPOSAL #10.: To renew the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights in BHP Billiton Plc

PROPOSAL #11.: To approve the repurchase of shares in        ISSUER            YES             FOR                  FOR

 BHP Billiton Plc

PROPOSAL #12.i: To approve the cancellation of shares        ISSUER            YES             FOR                  FOR

 in BHP Billiton Plc held by BHP Billiton Limited on

30 April 2010

PROPOSAL #12.ii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 17 June 2010

PROPOSAL #12iii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 15 September 2010

PROPOSAL #12.iv: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 11 November 2010

PROPOSAL #13.: To approve the 2009 Remuneration Report      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: To approve the grant of awards to Mr.         ISSUER            YES             FOR                  FOR

Marius Kloppers under the GIS and the LTIP

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIDVEST GROUP LTD

  TICKER:                  N/A                 CUSIP:   S1201R162

  MEETING DATE:      11/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Non Executive Directors              ISSUER            YES             FOR                  FOR

remuneration for the YE 30 JUN 2010

PROPOSAL #3.: Re-appoint Deloitte and Touche as the          ISSUER            YES             FOR                  FOR

Auditors and Trevor Brown as the Lead Audit Partner

for the ensuing year

PROPOSAL #S.4: Approve the share buy back                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.1: Approve to place the unissued shares          ISSUER            YES             FOR                  FOR

under the control of the Directors

PROPOSAL #5.2: Approve to issue of ordinary shares            ISSUER            YES             FOR                  FOR

for cash

PROPOSAL #5.3: Approve the payment of dividend by way        ISSUER            YES             FOR                  FOR

 of pro rata reduction of the share capital or share

premium

PROPOSAL #5.4: Approve the creation and issue of                ISSUER            YES             FOR                  FOR

convertible debentures

PROPOSAL #6.1: Re-elect DDB Band as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #6.2: Re-elect LI Jacobs as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.3: Re-elect RM Kunene as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.4: Re-elect D Masson as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #6.5: Re-elect JL Pamensky as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #6.6: Re-elect SG Pretorius as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.7: Re-elect AC Salomon as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6.8: Re-elect T Slabbert as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. NP Mageza as a Director in        ISSUER            YES             FOR                  FOR

 terms of Article 24.2.2 of the Company's Articles of

 Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BNP PARIBAS

  TICKER:                  N/A                 CUSIP:   F1058Q238

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet and the                ISSUER            YES             FOR                  FOR

consolidated financial statements for the FYE on 31

DEC 2009

PROPOSAL #O.2: Approve the balance sheet and the                ISSUER            YES             FOR                  FOR

financial statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and distribution of the

PROPOSAL #O.4: Approve the Statutory Auditors'                   ISSUER            YES             FOR                  FOR

special report on the Agreements and Undertakings

pursuant to Articles L.225-38 et seq. of the

Commercial Code, including those concluded between a

Company and its corporate officers, but also between

companies of a group and mutual leaders of the Company

PROPOSAL #O.5: Authorize the BNP Paribas to                        ISSUER            YES             FOR                  FOR

repurchase its own shares

PROPOSAL #O.6: Approve the renewal of Mr. Louis                 ISSUER            YES             FOR                  FOR

Schweitzer's term as Board member

PROPOSAL #O.7: Appointment of Mr. Michel Tilmant as          ISSUER            YES             FOR                  FOR

Board member

PROPOSAL #O.8: Appointment of Mr. Emiel Van                        ISSUER            YES             FOR                  FOR

Broekhoven as Board member

PROPOSAL #O.9: Appointment of Mrs. Meglena Kuneva as         ISSUER            YES             FOR                  FOR

Board member

PROPOSAL #O.10: Appointment of Mr. Jean-Laurent                 ISSUER            YES             FOR                  FOR

Bonnafe as Board Member

PROPOSAL #O.11: Approve the setting the amount of              ISSUER            YES             FOR                  FOR

attendances allowances

PROPOSAL #E.12: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

preferential subscription rights, of common shares

and securities giving access to the capital or

entitling to allocation of debt securities

PROPOSAL #E.13: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares and securities giving access to the

capital or entitling to allocation of debt securities

PROPOSAL #E.14: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares and securities giving access to the

capital in order to remunerate for securities

provided under public exchange offers

PROPOSAL #E.15: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares in order to remunerate for

contributions of unlisted securities within the limit

 of 10% of the capital

PROPOSAL #E.16: Authorize the overall limitation for         ISSUER            YES             FOR                  FOR

issuance with cancellation of preferential

subscription rights

PROPOSAL #E.17: Grant authority for the capital                 ISSUER            YES             FOR                  FOR

increase by incorporation of reserves or profits,

issuance premiums or contribution

PROPOSAL #E.18: Approve the overall limitation for            ISSUER            YES             FOR                  FOR

issuance with or without preferential subscription

rights

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out transactions reserved for Members of the

Company Saving Plan of BNP Paribas Group, which may

take the form of capital increases and/or sales or

transfers of reserved securities

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares

PROPOSAL #E.21: Approve the merger absorption of                ISSUER            YES             FOR                  FOR

Fortis Banque France by BNP Paribas; consequential

increase of the share capital

PROPOSAL #E.22: Amend the Statutes consequential to          ISSUER            YES             FOR                  FOR

the repurchase of preferred shares

PROPOSAL #E.23: Authorize the powers for the                       ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOUYGUES, PARIS

  TICKER:                  N/A                 CUSIP:   F11487125

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the annual accounts for the            ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #o.2: Approve the consolidated accounts and         ISSUER            YES             FOR                  FOR

operations for the year 2009

PROPOSAL #o.3: Approve to allocate the result and              ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #o.4: Approve regulated agreements and                 ISSUER            YES         AGAINST           AGAINST

commitments

PROPOSAL #o.5: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Lucien Douroux

PROPOSAL #o.6: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Yves Gabriel

PROPOSAL #o.7: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Patrick Kron

PROPOSAL #o.8: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Jean Peyrelevade

PROPOSAL #o.9: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Francois-Henri Pinault

PROPOSAL #o.10: Approve the renewal of the Director's        ISSUER            YES             FOR                  FOR

 mandate held by SCDM

PROPOSAL #o.11: Appointment of Madame Colette Lewiner        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #o.12: Election of a Director who is a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board of one of the

Communal Placement funds representing shareholders

who are employees

PROPOSAL #o.13: Election of a Director who is a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board of one of the

Communal Placement Funds representing shareholders

who are employees

PROPOSAL #o.14: Approve the renewal of the Censor's          ISSUER            YES             FOR                  FOR

mandate of Monsieur Alain Pouyat

PROPOSAL #o.15: Approve the renewal of auditors'               ISSUER            YES             FOR                  FOR

Mazars  mandate

PROPOSAL #o.16: Appointment of an Additional Auditor,        ISSUER            YES             FOR                  FOR

 Monsieur Philippe Castagnac

PROPOSAL #o.17: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allow the Company to operate using its equity

PROPOSAL #e.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares

PROPOSAL #e.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

go ahead, in favor of salaried employees, and social

agents of the Company or Companies within its group,

or certain categories of them, with free allocations

of existing shares or ones to be issued

PROPOSAL #e.20: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue share subscription vouchers during a public

offer concerning Company securities

PROPOSAL #e.21: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase capital stock during a public offer

PROPOSAL #e.22: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #e.23: Powers for formalities                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G12793108

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the report of the Directors         ISSUER            YES             FOR                  FOR

and the accounts for the year ended 31 December 2009

PROPOSAL #2.: To approve the Directors remuneration          ISSUER            YES             FOR                  FOR

report for the year ended 31 December 2009

PROPOSAL #3.: To elect Mr. P Anderson as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: To elect Mr. A Burgmans as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: To re-elect Mrs C B Carroll as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: To re-elect Sir William Castell as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7.: To re-elect Mr I C Conn as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: To re-elect Mr G David as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9.: To re-elect Mr I E L Davis as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #10.: To re-elect Mr R Dudely as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #11.: To re-elect Mr D J Flint as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #12.: To re-elect Dr B E Grote as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #13.: To re-elect Dr A B Hayward as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #14.: To re-elect Mr A G Inglis as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #15.: To re-elect Dr D'S Julius as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #16.: To re-elect C-H Svanberg as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #17.: To reappoint Ernst & young LLP as                ISSUER            YES             FOR                  FOR

Auditors from the conclusion of this meeting until

the conclusion of the next general meeting before

which accounts are laid and to authorize the

Directors to fix the Auditors remuneration

PROPOSAL #s.18: To adopt as the new Articles of                 ISSUER            YES             FOR                  FOR

Association of the Company the draft Articles of

Association set out in the document produced to the

Meeting and, for the purposes of identification,

signed by the chairman, so the new Articles of

Association apply in substitution for and to the

exclusion of the Company's existing Articles of

Association

PROPOSAL #s.19: To authorize the Company generally            ISSUER            YES             FOR                  FOR

and unconditionally to make market purchases (as

defined in Section 693(4) of the Companies Act 2006)

of ordinary shares with nominal value of GBP 0.25

each in the Company, provided that: a) the Company

does not purchase under this authority more than 1.9

billion ordinary shares; b) the Company does not pay

less than GBP 0.25 for each share; and c) the Company

 does not pay more for each share than 5% over the

average of the middle market price of the ordinary

shares for the five business days immediately

preceding the date on which the Company agrees to buy

 the shares concerned , based on share prices and

currency exchange rates published in the daily

Official List of the London Stock Exchange; this

authority shall continue for the period ending on the

 date of the Annual General Meeting in 2011 or 15

July 2011, whichever is the earlier, provided that,

if the Company has agreed before this date to

purchase ordinary shares where these purchases will

or may be executed after the authority terminates

(either wholly or in part), the Company may complete

PROPOSAL #20: To renew, for the period ending on the         ISSUER            YES             FOR                  FOR

date on the Annual General Meeting in 2011 or 15

July, whichever is the earlier, the authority and

power conferred on the Directors by the Company's

Articles of Association to allow relevant securities

up to an aggregate nominal amount equal to the

Section 551 amount (or, is resolution 18 is not

passed, equal to the Section 80 amount) of GBP 3,143

PROPOSAL #s.21: To renew, for the period ending on            ISSUER            YES             FOR                  FOR

the date on the Annual General Meeting in 2011 or 15

July, whichever is the earlier, the authority and

power conferred on the Directors by the company's

Articles of Association to allow equity securities

wholly for cash: a) in connection with a right issue;

 b) otherwise than in connection with rights issue up

 to an aggregate nominal amount equal to the Section

561 amount (or, is resolution 18 is not passed, equal

 to the Section 80 amount) of USD 236 million

PROPOSAL #s.22: To authorize the calling of General          ISSUER            YES             FOR                  FOR

Meetings of the Company (not being an Annual General

Meeting) by notice of at least 14 clear days

PROPOSAL #23.: To approve the renewal of the BP                 ISSUER            YES             FOR                  FOR

Executive Directors Incentive Plan (the plan), a copy

 of which is produced to the Meeting initiated by the

 chairman for the purpose of identification, for a

further five years, and to authorize the Directors to

 do all acts and things that they may consider

necessary or expedient to carry the Plan into effect

PROPOSAL #24.: Subject to the passing of Resolution          ISSUER            YES             FOR                  FOR

18, to authorize the Directors in accordance with

Article 142 of the new Articles of Association to

offer the holders of ordinary shares of the Company,

to the extent and in the manner determined by the

Directors, the right to elect(in whole part), to

receive new ordinary shares (credited as fully paid)

instead of cash, in respect of any dividend as may be

 declared by the Directors from time to time provided

 that the authority conferred by this Resolution

shall expire prior to the conclusion of the Annual

General Meeting to be held in 2015

PROPOSAL #s.25: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: Group members requisitioned the

 circulation of the specified special resolution

under the provision of Section 338 of the Companies

Act 2006. the supporting statement, supplied by the

requisitions together with the board response, is set

 out in Appendix 4 ;that in order to address our

concerns for the long term success of the Company

arising from the risks associated with the Sunrise

SAGD Project, we as Shareholders of the Company

direct that the Audit Committee or a risk Committee

of the Board commissions and reviews a report setting

 out the assumptions made by the Company in deciding

to proceed with the Sunrise Project regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods. The findings of the report and review

should be reported to investors in the Business

Review section of the Company'S Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH AMERN TOB PLC

  TICKER:                  N/A                 CUSIP:   G1510J102

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of        ISSUER            YES             FOR                  FOR

 the Directors and Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

Directors for the YE 31 DEC 2009

PROPOSAL #3.: Declare a final dividend of 71.6p per          ISSUER            YES             FOR                  FOR

ordinary share in respect of the YE 31 DEC 2009,

payable on 06 MAY 2010 to shareholders on the

register at the close of business on 12 MAR 2010

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Company's Auditors

PROPOSAL #5.: Authorize the Directors to agree on the        ISSUER            YES             FOR                  FOR

 Auditors' remuneration

PROPOSAL #6.a: Re-appoint Dr. Ana Maria Llopis as a          ISSUER            YES             FOR                  FOR

Director who retires by rotation

PROPOSAL #6.b: Re-appoint Christine Morin-Postel as a        ISSUER            YES             FOR                  FOR

 Director who retires by rotation

PROPOSAL #6.c: Re-appoint Anthony Ruys as a Director         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #7.: Re-appoint Richard Burrows as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Directors, in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Companies Act 2006, to allot

shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company (Rights): (a) up to an

aggregate nominal amount of GBP 166,391,574; and (b)

up to a further aggregate nominal amount of GBP

166,391,574 provided that: (i) they are equity

securities (within the meaning of Section 560(1) of

the Companies Act 2006); and (ii) they are offered by

 way of a rights issue to holders (shareholders) of

ordinary shares of 25p each in the capital of the

Company (ordinary shares) on the register of members

at such record dates as the Directors may determine

where the equity securities respectively attributable

 to the interests of the shareholders CONTD

PROPOSAL #S.9: Authorize the Directors, pursuant to          ISSUER            YES             FOR                  FOR

Sections 570 and 573 of the Companies Act 2006, to

allot equity securities (within the meaning of

Section 560 of that Act) for cash either pursuant to

the authority conferred by Resolution 8 above or by

way of a sale of treasury shares as if Section 561(1)

 of that Act did not apply to any such allotment,

provided that this power shall be limited to: (a) the

 allotment of equity securities in connection with an

 offer of securities (but in the case of the

authority granted under paragraph (b) of Resolution 8

 by way of rights issue only) in favor of the holders

 (shareholders) of ordinary shares of 25p each in the

 capital of the Company (ordinary shares) on the

register of members at such record dates as the

Directors may determine where the equity securities

respectively attributable to the interests CONTD

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006, to

 make market purchases (within the meaning of Section

 693 (4) of that Act ) of ordinary shares of 25p each

 in the capital of the Company (ordinary shares)

provided that: (a) the maximum number of ordinary

shares that may be purchased is 199.6 million

representing approximately 10% of the issued ordinary

 share capital of the Company as at 19 March 2010;

(b) the minimum price that may be paid for an

ordinary share is 25p; (c) the maximum price that may

 be paid for an ordinary share is an amount equal to

105% of the average of the middle-market prices shown

 in the quotation for an ordinary share as derived

from the London Stock Exchange Daily Official List

for the five business days immediately preceding the

day on which the ordinary CONTD

PROPOSAL #S.11: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

PROPOSAL #S.12: Adopt, with effect from the end of            ISSUER            YES             FOR                  FOR

the meeting, pursuant to Resolution 13 being passed,

the form of the Articles of Association produced to

the meeting (the New Articles) as the Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

Association of the Company; and, if Resolution 13 has

 not been passed, adopt the New Articles as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association of the Company save

that Article 113 of the existing Articles of

Association shall be retained as Article 113 in the

PROPOSAL #S.13: Approve, that with effect from the            ISSUER            YES             FOR                  FOR

end of the meeting: if Resolution 12 has been passed,

 the new Articles of Association of the Company,

adopted with effect from the end of the meeting,

shall include the changes to Article 113 as set out

in the New Articles; and, if Resolution 12 has not

been passed, amend the existing Articles of

Association of the Company by substituting Article

113 as set out in the New Articles for, and to the

exclusion of, Article 113 of the existing Articles of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BT GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G16612106

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Clayton Brendish                         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. Phil Hodkinson                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6.: Elect Mr.Tony Chanmugam                                    ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint the Auditors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve the remuneration of the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Grant authority to allot shares for          ISSUER            YES             FOR                  FOR

cash

PROPOSAL #S.11: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Amend and adopt new Articles                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve the 14 days notice of meetings      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Grant authority for the political                ISSUER            YES         AGAINST           AGAINST

donations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANON INC.

  TICKER:                  N/A                 CUSIP:   J05124144

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

PROPOSAL #5: Approve Retirement Allowance for                     ISSUER            YES         AGAINST           AGAINST

Retiring Corporate Auditors, and Payment of Accrued

Benefits associated with Abolition of Retirement

Benefit System for Current Corporate Auditors

PROPOSAL #6: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plans, Authorize Use of Stock Options, and

Authorize Use of Compensation-based Stock Option Plan

 for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARLSBERG AS

  TICKER:                  N/A                 CUSIP:   K36628137

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report on the activities of         ISSUER             NO              N/A                  N/A

the Company in the past year

PROPOSAL #2: Approve the audited annual report for            ISSUER            YES             FOR                  FOR

approval and grant discharge to the Supervisory Board

 and the Executive Board from their obligations

PROPOSAL #3: Approve the proposal for distribution of        ISSUER            YES             FOR                  FOR

 the profit for the year, including declaration of

dividends; the Supervisory Board proposes a dividend

of DKK 3.50 per share

PROPOSAL #4: Approve the Treasury Shares; the                     ISSUER            YES         AGAINST           AGAINST

Supervisory Board requests the authorization of the

general meeting to acquire treasury shares until 24

MAR 2015 at a nominal value of up to 10% of the

nominal share capital at the price quoted on the

Copenhagen Stock Exchange at the time of the

acquisition with a deviation of up to 10%

PROPOSAL #5.a: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: the

change of Article 2: the present provision regarding

registered office lapses

PROPOSAL #5.b: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: the

new Article 2: Company's corporate language is English

PROPOSAL #5.c: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: the

new Article 14: Electronic Communication  Article 8

has lapsed and Articles 9 to 14 are renumbered to

Articles 8 to 13  as specified

PROPOSAL #5.d: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 15 (1): notice convening general meeting

 as specified

PROPOSAL #5.e: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 17: EGM  as specified

PROPOSAL #5.f: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 18: Adjournment of a commenced general

meeting  as specified

PROPOSAL #5.g: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 19: Adjournment of a commenced general

meeting  as specified

PROPOSAL #5.h: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 20: right to attend the general meeting

as specified

PROPOSAL #5.i: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 21 (1): submission of subjects for the

agenda of the general meeting; time-limits  as

specified

PROPOSAL #5.j: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 22: rules regarding proxy  as specified

PROPOSAL #5.k: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 24 (2. f): agenda item for the AGM  as

specified

PROPOSAL #5.l: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 26 (2): availability of minutes from the

general meeting  as specified

PROPOSAL #5.m: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association:

authorize the Supervisory Board to make the

appropriate changes to the references and terms and

definitions in the Articles of Association as a

result of the entering into force of the new

Companies Act, including changing the Danish word

aktiebog  shareholders' register  to ejerbog

shareholders' register  and aktieselskabsloven

public Companies Act  to selskabsloven  Companies Act

  and to change Vardipapircentralen to VP Securities

A/S and finally to make such alterations and

additions to the resolutions passed and in other

conditions as may be required by the commerce and

Companies agency in order to register the resolutions

 adopted at the general meeting

PROPOSAL #6.a: Re-elect Jess Soderberg as a member to        ISSUER            YES             FOR                  FOR

 the Supervisory Board, who retires by rotation in

accordance with Article 27(3)

PROPOSAL #6.b: Re-elect Flemming Besenbacher as a              ISSUER            YES             FOR                  FOR

member to the Supervisory Board, who retires by

rotation in accordance with Article 27(3)

PROPOSAL #6.c: Re-elect Per Ohrgaard as a member to          ISSUER            YES             FOR                  FOR

the Supervisory Board, who retires by rotation in

accordance with Article 27(3)

PROPOSAL #6.d: Election of Lars Stemmerik as a member        ISSUER            YES             FOR                  FOR

 to the Supervisory Board

PROPOSAL #7: Re-elect KPMG Statsautoriseret                        ISSUER            YES             FOR                  FOR

Revisionspartnerselskab as the state-authorized

Public Accountant to audit the accounts for the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARREFOUR SA, PARIS

  TICKER:                  N/A                 CUSIP:   F13923119

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve pursuant to Article L.225-42-1        ISSUER            YES         AGAINST           AGAINST

 of the Commercial Code

PROPOSAL #O.4: Approve pursuant to Article L.225-42-1        ISSUER            YES             FOR                  FOR

 of the Commercial Code

PROPOSAL #O.5: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.6: Approve to renew Mrs. Anne-Claire                ISSUER            YES             FOR                  FOR

Taittinger's term as a Board Member

PROPOSAL #O.7: Approve to renew Mr. Sebastien Bazin's        ISSUER            YES             FOR                  FOR

 term as a Board Member

PROPOSAL #O.8: Approve to renew Mr. Thierry Breton's         ISSUER            YES             FOR                  FOR

term as a Board Member

PROPOSAL #O.9: Approve to renew Mr. Charles                        ISSUER            YES             FOR                  FOR

Edelstenne's term as a Board Member

PROPOSAL #O.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

operate on the Company's shares

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

grant options to purchase shares of the Company in

favor of the Employees or Officers of the Company or

its Subsidiaries

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out free allocations of shares with or without

performance conditions, in favor of the Employees or

Corporate Officers of the Company or its Subsidiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CASINO GUICHARD PERRACHON, SAINT ETIENNE

  TICKER:                  N/A                 CUSIP:   F14133106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2010

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2010

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FY - setting of the dividend

PROPOSAL #O.4: Approve the Regulated Agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Authorize the Company to purchase its         ISSUER            YES             FOR                  FOR

own shares

PROPOSAL #O.6: Ratify the appointment of Mr. Pierre          ISSUER            YES             FOR                  FOR

GIACOMETTI as Censor

PROPOSAL #O.7: Approve the remuneration allocated to         ISSUER            YES             FOR                  FOR

the Censor

PROPOSAL #O.8: Appointment of the firm Ernst & Young         ISSUER            YES             FOR                  FOR

et Autres as Permanent Statutory Auditor

PROPOSAL #O.9: Appointment of the firm Deloitte &              ISSUER            YES             FOR                  FOR

Associes as Permanent Statutory Auditor

PROPOSAL #O.10: Appointment of the firm Auditex as            ISSUER            YES             FOR                  FOR

substitute Statutory Auditor of the firm Ernst &

Young et Autres

PROPOSAL #O.11: Appointment of the firm Beas as                 ISSUER            YES             FOR                  FOR

substitute Statutory Auditor of the firm Deloitte &

Associes

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares or securities entitling to the

allocation of new shares or existing shares of the

Company or to debt securities, with cancellation of

preferential subscription rights, by way of an offer

directed to individuals referred to in Article L.

411-2, II of the Monetary and Financial Code

PROPOSAL #E.13: Grant options to purchase shares in          ISSUER            YES             FOR                  FOR

favor of employees or officers of the Company or

Associated Companies

PROPOSAL #E.14: Grant options to subscribe to shares         ISSUER            YES             FOR                  FOR

in favor of employees or officers of the Company or

Associated Companies

PROPOSAL #E.15: Authorize the Board of Management to         ISSUER            YES             FOR                  FOR

increase capital or to give owned shares to employees

PROPOSAL #E.16: Approve the Merger by absorption of          ISSUER            YES             FOR                  FOR

the Company Viver

PROPOSAL #E.17: Acknowledge the capital increase as a        ISSUER            YES             FOR                  FOR

 consequence of the fusion-absorption and amendment

of Article 6 of the Statutes

PROPOSAL #E.18: Approve the Harmonization of the                ISSUER            YES             FOR                  FOR

Statutes in compliance with law, allowing the

participation of the shareholders to the Meetings by

electronic telecommunication means

PROPOSAL #E.19: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CELESIO AG, STUTTGART

  TICKER:                  N/A                 CUSIP:   D1497R112

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 85,050,000 as follows:

payment of a dividend of EUR 0.50 per no-par share

ex-dividend and payable date: 07 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Ernst + Young Gmbh, Stuttgart

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES         AGAINST           AGAINST

 Company shall be authorized to acquire own shares of

 up to 10% of its share capital, at a price not

differing more than 20% from the market price of the

shares, on or before 04 NOV 2011, the board of

Managing Directors shall be authorized to sell the

shares on the stock exchange or to offer them to all

shareholders, to use the shares for acquisition

purposes, to retire the shares, to dispose of the

shares in a manner other than the stock exchange or

an offer to all shareholders if the shares are sold

at a price not materially below their market price,

and to use the shares for satisfying option or

conversion rights

PROPOSAL #7.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

authorized capital 2009, the creation of new

authorized capital, and the corresponding amendment

to the Articles of Association the authorized capital

 2009 of up to EUR 65,318,400 shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to increase

the share capital by up to EUR 65,318,400 through the

 issue of new registered no-par shares against

payment in cash and/or kind, on or before 05 MAY 2015

 [authorized capital 2010], shareholders shall be

granted subscription rights for a capital increase

against payment in cash, however, shareholders'

subscription rights may be excluded for residual

amounts, for the granting of such rights to

bondholders, for a capital increase of up to 10% of

the share capital if the shares are issued at a price

 not materially below their market price, and for a

capital increase against payment in kind

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of Association the existing

 authorization given by the share-holders' meeting of

 08 MAY 2009, to issue bonds shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to issue

bearer bonds of up to EUR 500,000,000 conferring

conversion and/or option rights for shares of the

Company, on or before 05 MAY 2015, shareholders shall

 be granted subscription rights except for residual

amounts, for the issue of bonds to holders of option

and/or conversion rights for shares of the Company,

and for the issue of bonds conferring conversion

and/or option rights for shares of the Company of up

to 10% of the share capital at a price not materially

 below their theoretical market value, the Company's

share capital shall be increased accordingly by up to

 EUR 21,772,800 through the issue of up to 17,010,000

 new registered no-par shares, insofar as conversion

and/or option rights are exercised [contingent

PROPOSAL #9.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the law on the

implementation of the shareholder rights directive

[ARUG]; Section 6(3), in respect of the convocation

of the shareholders' meeting being published pursuant

 to the statutory regulations; Section 7(2), in

respect of shareholders who wish to participate in

the shareholders' meeting being obliged to register

with the Company at least six days prior to the

meeting; Section 7(3)-deletion; Section 7(4), in

respect of proxy-voting instructions being issued  in

 written form and the Company being authorized to

reject one or more proxies if a shareholder appoints

more than one proxy

PROPOSAL #10.: Amendment to Section 3(6) of the                 ISSUER            YES             FOR                  FOR

Articles of Association in respect of the

shareholders' right to certification of their shares

being excluded

PROPOSAL #11.: Election of Juergen Kluge to the                 ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #12.: Approval of the remuneration system            ISSUER            YES         AGAINST           AGAINST

for the Board of Managing Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI

  TICKER:                  N/A                 CUSIP:   Y14369105

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the re-election of Zhou                   ISSUER            YES             FOR                  FOR

Jichang as an Executive Director of the Company, with

 effect from 29 DEC 2009 for a term of 3 years

PROPOSAL #1.2: Approve the re-election of Meng                   ISSUER            YES             FOR                  FOR

Fengchao as an Executive Director of the Company,

with effect from 29 DEC 2009 for a term of 3 years

PROPOSAL #1.3: Approve the re-election of Fu Junyuan         ISSUER            YES             FOR                  FOR

as an Executive Director of the Company, with effect

from 29 DEC 2009 for a term of 3 years

PROPOSAL #1.4: Approve the re-election of Zhang                 ISSUER            YES             FOR                  FOR

Changfu as a Non-Executive Director of the Company,

with effect from 29 DEC 2009 for a term of 3 years

PROPOSAL #1.5: Approve the re-election of Lu Hongjun         ISSUER            YES             FOR                  FOR

as an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

 years

PROPOSAL #1.6: Approve the re-election of Yuan Yaohui        ISSUER            YES             FOR                  FOR

 as an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

 years

PROPOSAL #1.7: Approve the re-election of Zou Qiao as        ISSUER            YES             FOR                  FOR

 an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

PROPOSAL #1.8: Approve the election of Liu Zhangmin          ISSUER            YES             FOR                  FOR

as an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

PROPOSAL #1.9: Approve the election of Daniel R. Fung        ISSUER            YES             FOR                  FOR

 as an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

 years

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI

  TICKER:                  N/A                 CUSIP:   Y14369105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the year 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the year 2009

PROPOSAL #3: Approve the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements of the Company for the YE 31 DEC

 2009

PROPOSAL #4: Approve the profit distribution plan for        ISSUER            YES             FOR                  FOR

 the year 2009 as recommended by the Board of

Directors of the Company

PROPOSAL #5: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Company's International Auditors and

PricewaterhouseCoopers Zhong Tian CPAs Limited

Company as the Company's domestic Auditors for a term

 ending at the next AGM of the Company and authorize

the Board of Directors of the Company to determine

their respective remuneration

PROPOSAL #6: Re-elect Mr. LIU Xiangdong as the                   ISSUER            YES             FOR                  FOR

Supervisor of the Company, with effect from 18 June

2010 for a term of 3 years

PROPOSAL #7: Re-elect Mr. XU Sanhao as the Supervisor        ISSUER            YES             FOR                  FOR

 of the Company, with effect from 18 June 2010 for a

term of three years

PROPOSAL #8: Approve the Share Appreciation Rights            ISSUER            YES             FOR                  FOR

Plan; authorize the Board of Directors of the Company

 to implement the Share Appreciation Rights Plan,

approve, execute, perform, amend and terminate all

such agreements, deeds, any other document or do

things as it may consider necessary in connection

with the implementation of the Share Appreciation

Rights Plan, except for those rights that can only be

 exercised with the approval by the Shareholders of

the Company as specifically provided by the laws,

regulations or other regulatory documents

PROPOSAL #S.9: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company (i) to exercise the powers to allot,

issue and deal with additional H shares and domestic

shares of the Company not more than 20% of each of

the existing issued H shares and domestic shares of

the Company in issue at the date of passing this

resolution during the Relevant Period (as defined in

the Notice of AGM which was dispatched on or around

the same time as this form of proxy), either

separately or concurrently, and to make or grant

offers, agreements and options in respect thereof;

(ii) to increase the registered capital and amend the

 Articles of Association of the Company to reflect

such increase in the registered capital of the

Company under above general mandate; and (iii) to

approve, execute or do or procure to be done

documents or things in connection with the issue of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA CONSTRUCTION BANK CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1397N101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: type and nominal value of

Rights Shares

PROPOSAL #S.1.2: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: proportion and number of

shares to be issued

PROPOSAL #S.1.3: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: subscription price of the

Rights Issue

PROPOSAL #S.1.4: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: target subscribers

PROPOSAL #S.1.5: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: use of proceeds

PROPOSAL #S.1.6: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: arrangement for the

accumulated undistributed profits of the Bank prior

to the Rights Issue

PROPOSAL #S.1.7: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: effective period of the

resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA CONSTRUCTION BANK CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1397N101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2009 report of Board of              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #2.: Approve the 2009 report of Board of              ISSUER            YES             FOR                  FOR

Supervisors

PROPOSAL #3.: Approve the 2009 final financial                   ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #4.: Approve the 2010 fixed assets                        ISSUER            YES             FOR                  FOR

investment budget

PROPOSAL #5.: Approve the profit distribution plan            ISSUER            YES             FOR                  FOR

for 2009

PROPOSAL #6.: Approve the 2009 final emoluments                 ISSUER            YES             FOR                  FOR

distribution plan for Directors and Supervisors

PROPOSAL #7.: Approve the appointment of Auditors for        ISSUER            YES             FOR                  FOR

 2010

PROPOSAL #S.8.1: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Type and nominal value of

Rights Shares

PROPOSAL #s.8.2: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Proportion and number of

Shares to be issued

PROPOSAL #s.8.3: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Subscription Price of the

Rights Issue

PROPOSAL #s.8.4: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Target subscribers

PROPOSAL #s.8.5: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Use of Proceeds

PROPOSAL #s.8.6: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Arrangement for the

accumulated undistributed profits of the Bank prior

to the Rights Issue

PROPOSAL #s.8.7: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Effective period of the

resolution

PROPOSAL #s.9: Approve the authorizations for the              ISSUER            YES             FOR                  FOR

Rights Issue of A shares and H shares

PROPOSAL #10.: Approve the feasibility report on the         ISSUER            YES             FOR                  FOR

proposed use of proceeds raised from the rights issue

 of A shares and H shares

PROPOSAL #11.: Approve the report on the use of                 ISSUER            YES             FOR                  FOR

proceeds from the previous A share issue

PROPOSAL #12.: Approve the mid-term plan of capital          ISSUER            YES             FOR                  FOR

management

PROPOSAL #13.1: Election of Mr. Guo Shuqing to                   ISSUER            YES             FOR                  FOR

continue serving as an Executive Director of the Bank

PROPOSAL #13.2: Election of Mr. Zhang Jianguo to                ISSUER            YES             FOR                  FOR

continue serving as an Executive Director of the Bank

PROPOSAL #13.3: Election of Lord Peter Levene to                ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.4: Election of Dame Jenny Shipley to              ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.5: Election of Ms. Elaine La Roche to            ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.6: Election of Mr. Wong Kai-Man to                 ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.7: Election of Ms. Sue Yang to serve as         ISSUER            YES             FOR                  FOR

Non-Executive Director of the Bank

PROPOSAL #13.8: Election of Mr. Yam Chi Kwong, Joseph        ISSUER            YES             FOR                  FOR

 to serve as an Independent Non-Executive Director of

 the Bank

PROPOSAL #13.9: Election of Mr. Zhao Xijun to serve          ISSUER            YES             FOR                  FOR

as an Independent Non-Executive Director of the Bank

PROPOSAL #14.1: Election of Mr. Xie Duyang to                     ISSUER            YES             FOR                  FOR

continue serving as shareholder representative

Supervisor of the Bank

PROPOSAL #14.2: Election of Ms. Liu Jin to continue          ISSUER            YES             FOR                  FOR

serving as shareholder representative Supervisor of

the Bank

PROPOSAL #14.3: Election of Mr. Guo Feng to continue         ISSUER            YES             FOR                  FOR

serving as External Supervisor of the Bank

PROPOSAL #14.4: Election of Mr. Dai Deming to                     ISSUER            YES             FOR                  FOR

continue serving as External Supervisor of the Bank

PROPOSAL #14.5: Election of Mr. Song Fengming to                ISSUER            YES             FOR                  FOR

serve as shareholder representative Supervisor of the

PROPOSAL #15.1: Election of Mr. Zhu xiaohuang as an          ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #15.2: Election of Ms. Wang Shumin as an              ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #15.3: Election of Mr. Wang Yong as an Non-         ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #15.4: Election of Ms. Li Xiaoling as an              ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #15.5: Election of Mr. Zhu Zhenmin as an              ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #15.6: Election of Mr. Lu Xiaoma as an Non-         ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #15.7: Election of Ms. Chen Yuanling as an          ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #16.: Approve the adjustment of items of              ISSUER            YES             FOR                  FOR

delegation of authorities by the shareholders'

general  meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MOBILE LTD

  TICKER:                  N/A                 CUSIP:   Y14965100

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the Audited                     ISSUER            YES             FOR                  FOR

financial statements and the Reports of the Directors

 and Auditors of the Company and its subsidiaries for

 the YE 31 DEC 2009

PROPOSAL #2: Approve to declare a final dividend for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3.i: Re-election of Li Yue as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.ii: Re-election of Lu Xiangdong as a                ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.iii: Re-election of Xin Fanfei as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iv: Re-election of Frank Wong Kwong Shing        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #4: Re-appointment of Messrs. KPMG as the            ISSUER            YES             FOR                  FOR

Auditors and to authorise the Directors to fix their

remuneration

PROPOSAL #5: Authorize the Directors during the                 ISSUER            YES             FOR                  FOR

relevant period of all the powers of the Company to

purchase shares of HKD 0.10 each in the capital of

the Company including any form of depositary receipt

representing the right to receive such shares  Shares

 ; and the aggregate nominal amount of shares which

may be purchased on The Stock Exchange of Hong Kong

Limited or any other stock exchange on which

securities of the Company may be listed and which is

recognized for this purpose by the Securities and

Futures Commission of Hong Kong and The Stock

Exchange of Hong Kong Limited shall not exceed or

represent more than 10% of the aggregate nominal

amount of the share capital of the Company in issue

at the date of passing this resolution, and the said

approval shall be limited accordingly; CONTD..

PROPOSAL #6: Authorize the Directors to exercise full        ISSUER            YES             FOR                  FOR

 powers of the Company to allot, issue and deal with

additional shares in the Company  including the

making and granting of offers, agreements and options

 which might require shares to be allotted, whether

during the continuance of such mandate or thereafter

provided that, otherwise than pursuant to (i) a

rights issue where shares are offered to shareholders

 on a fixed record date in proportion to their then

holdings of shares; (ii) the exercise of options

granted under any share option scheme adopted by the

Company; (iii) any scrip dividend or similar

arrangement providing for the allotment of shares in

lieu of the whole or part of a dividend in accordance

 with the Articles of Association of the Company, the

 aggregate nominal amount of the shares allotted

shall not exceed the CONTD..

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to exercise the powers of the Company referred to in

the resolution as specified in item 6 in the notice

of this meeting in respect of the share capital of

the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA PETE & CHEM CORP

  TICKER:                  N/A                 CUSIP:   Y15010104

  MEETING DATE:      10/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the Mutual Supply Agreement        ISSUER            YES             FOR                  FOR

 Amendments, the Major Continuing Connected

Transactions and its caps for the 3 years ending on

31 DEC 2012; b) the Non-Major Continuing Connected

Transactions; and authorize Mr. Wang Xinhua, the

Chief Financial Officer of Sinopec Corp., to sign or

execute such other documents or supplemental

agreements or deeds on behalf of Sinopec Corp. and to

 do such things and take all such actions pursuant to

 the relevant Board resolutions as necessary or

desirable for the purpose of giving effect to the

above resolution with such changes as he (or she) may

 consider necessary, desirable or expedient

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SHENHUA ENERGY COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y1504C113

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

supervisors of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for the YE 31 DEC 2009

PROPOSAL #4: Approve the Company's profit                            ISSUER            YES             FOR                  FOR

distribution plan for the YE 31 DEC 2009, i.e. final

dividend for the YE 31 DEC 2009 in the amount of RMB

0.53 per share inclusive of tax  be declared and

distributed, the aggregate amount of which is

approximately RMB 10,541,000,000

PROPOSAL #5: Approve the remuneration of the                       ISSUER            YES             FOR                  FOR

Directors and supervisors of the Company for the YE

31 DEC 2009, i.e. aggregate remuneration of the

executive Directors is in the amount of RMB

902,336.78; aggregate remuneration of the non-

executive Directors is in the amount of RMB

1,612,500, of which the aggregate remuneration of the

 independent non-executive Directors is in the amount

 of RMB 1,612,500, the non-executive Directors  other

 than the independent non-executive Directors  are

remunerated by Shenhua Group Corporation Limited and

are not remunerated by the Company in cash;

remuneration of the supervisors is in the amount of

PROPOSAL #6: Re-appointment of KPMG Huazhen and KPMG         ISSUER            YES             FOR                  FOR

as the PRC and international Auditors respectively of

 the Company for 2010, the term of such re-

appointment of shall continue until the next AGM, and

 to authorise a committee comprising of Mr. Zhang

Xiwu, Mr. Zhang Yuzhuo and Mr. Ling Wen, all being

Directors of the Company, to determine their

PROPOSAL #7: Approve the revision of annual capital          ISSUER            YES             FOR                  FOR

of continuing connected transactions carried out

pursuant to the Transportation Service Framework

Agreement dated 18 DEC 2009 entered into between the

Company and Taiyuan Railway Bureau from RMB

2,600,000,000 to RMB 7,000,000,000 for the YE 31 DEC

PROPOSAL #8: Approve the revision of annual capital          ISSUER            YES             FOR                  FOR

of continuing connected transactions carried out

pursuant to the Mutual Coal Supply Agreement dated 23

 MAR 2007 entered into between the Company and

Shenhua Group Corporation Limited for the supply of

coal by the Company and its subsidiaries  the Group

to Shenhua Group Corporation Limited and its

subsidiaries  excluding the Group   the Shenhua Group

  from RMB 2,732,720,000 to RMB 4,500,000,000 for the

 year ending 31 DEC 2010

PROPOSAL #9: Approve the Mutual Coal Supply Agreement        ISSUER            YES             FOR                  FOR

 dated 12 MAR 2010 entered into between the Company

and Shenhua Group Corporation Limited, the

transactions contemplated there under and the

following proposed annual capitals;  a proposed

annual capitals of RMB 6,600,000,000, RMB

7,000,000,000 and RMB 7,500,000,000 for the three YE

31 DEC 2011, 31 DEC 2012 and 31 DEC 2013,

respectively, for the supply of coal by the Group to

the Shenhua Group; and b  proposed annual capitals of

 RMB 11,000,000,000, RMB 13,000,000,000 and RMB

16,000,000,000 for the three YE 31 DEC 2011, 31 DEC

2012 and 31 DEC 2013, respectively, for the supply of

PROPOSAL #10: Approve the Mutual Supplies and                     ISSUER            YES             FOR                  FOR

Services Agreement dated 12 MAR 2010 entered into

between the Company and Shenhua Group Corporation

Limited, the transactions contemplated there under

and the following proposed annual capitals:  a

proposed annual capitals of RMB 4,600,000,000, RMB

7,300,000,000 and RMB 8,600,000,000 for the 3 YE 31

DEC 2011, 31 DEC 2012 and 31 DEC 2013, respectively,

for production supplies and ancillary services by the

 Group to the Shenhua Group; and  b  proposed annual

capitals of RMB 5,500,000,000, RMB 6,000,000,000 and

RMB 6,600,000,000 for the 3 YE 31 DEC 2011, 31 DEC

2012 and 31 DEC 2013, respectively, for production

supplies and ancillary services by the Shenhua Group

to the Group

PROPOSAL #11: Approve the Coal Supply Framework                 ISSUER            YES             FOR                  FOR

Agreement dated 12 MAR 2010 entered into between the

Company and China Datang Corporation, the proposed

annual capitals thereto of RMB 4,300,000,000, RMB

4,600,000,000 and RMB 4,900,000,000 for the 3 years

ending 31 DEC 2011, 31 DEC 2012 and 31 DEC 2013,

respectively, and the transactions contemplated there

 under

PROPOSAL #12: Approve the Coal Supply Framework                 ISSUER            YES             FOR                  FOR

Agreement dated 12 MAR 2010 entered into between the

Company and Tianjin Jinneng Investment Company, the

proposed annual capitals thereto of RMB

4,100,000,000, RMB 4,400,000,000 and RMB

4,800,000,000 for the 3 YE 31 DEC 2011, 31 DEC 2012

and 31 DEC 2013, respectively, and the transactions

contemplated there under

PROPOSAL #13: Approve the Coal Supply Framework                 ISSUER            YES             FOR                  FOR

Agreement dated 12 MAR 2010 entered into between the

Company and Jiangsu Guoxin Asset Management Group

Company Limited, the proposed annual capitals thereto

 of RMB 3,500,000,000, RMB 3,800,000,000 and RMB

4,100,000,000 for the three YE 31 DEC 2011, 31 DEC

2012 and 31 DEC 2013, respectively, and the

transactions contemplated there under

PROPOSAL #14: Approve the Transportation Service                ISSUER            YES             FOR                  FOR

Framework Agreement dated 12 MAR 2010 entered into

between the Company and Taiyuan Railway Bureau, the

proposed annual capitals thereto of RMB

8,100,000,000, RMB 8,600,000,000 and RMB

9,300,000,000 for the three years ending 31 DEC 2011,

 31 DEC 2012 and 31 DEC 2013, respectively, and the

transactions contemplated there under

PROPOSAL #15: Approve the Coal Supply Framework                 ISSUER            YES             FOR                  FOR

Agreement dated 12 MAR 2010 entered into between the

Company and Shaanxi Province Coal Transportation and

Sales  Group  Co Ltd, the proposed annual capitals

thereto of RMB 6,000,000,000, RMB 6,400,000,000 and

RMB 7,100,000,000 for the three years ending 31 DEC

2011, 31 DEC 2012 and 31 DEC 2013, respectively, and

the transactions contemplated there under

PROPOSAL #16.1: Re-appointment of Dr. Zhang Xiwu as          ISSUER            YES             FOR                  FOR

an executive Director of the Company

PROPOSAL #16.2: Re-appointment of Dr. Zhang Yuzhuo as        ISSUER            YES             FOR                  FOR

 an executive Director of the Company

PROPOSAL #16.3: Re-appointment of Dr. Ling Wen as an         ISSUER            YES             FOR                  FOR

executive Director of the Company

PROPOSAL #16.4: Re-appointment of Mr. Han Jianguo as         ISSUER            YES             FOR                  FOR

a non-executive Director of the Company

PROPOSAL #16.5: Appointment of Mr. Liu Benrun as a            ISSUER            YES             FOR                  FOR

non-executive Director of the Company

PROPOSAL #16.6: Appointment of Mr. Xie Songlin as a          ISSUER            YES             FOR                  FOR

non-executive Director of the Company

PROPOSAL #16.7: Re-appointment of Mr. Gong Huazhang          ISSUER            YES             FOR                  FOR

as an independent non-executive Director of the

PROPOSAL #16.8: Appointment of Mr. Guo Peizhang as an        ISSUER            YES             FOR                  FOR

 independent non-executive Director of the Company

PROPOSAL #16.9: Appointment of Ms. Fan Hsu Lai Tai as        ISSUER            YES             FOR                  FOR

 an independent non-executive Director of the Company

PROPOSAL #17.1: Appointment of Mr. Sun Wenjian as a          ISSUER            YES             FOR                  FOR

shareholders' representative supervisor of the Company

PROPOSAL #17.2: Appointment of Mr. Tang Ning as a              ISSUER            YES             FOR                  FOR

shareholders representative supervisor of the Company

PROPOSAL #S.18: Approve a general mandate to the                ISSUER            YES             FOR                  FOR

Board of Directors to, by reference to market

conditions and in accordance with needs of the

Company, to allot, issue and deal with, either

separately or concurrently, additional domestic

shares  A shares  and overseas listed foreign

invested shares  H shares  not exceeding 20% of each

of the number of domestic shares  A shares  and the

number of overseas-listed foreign invested shares  H

shares  in issue at the time of passing this

resolution at AGM; pursuant to PRC laws and

regulations, the Company will seek further approval

from its shareholders in general meeting for each

issuance of domestic shares  A shares  even where

this general mandate is approved;  2  the Board of

Directors be authorised to including but not limited

to the following :-  i  formulate and implement

PROPOSAL #CONT: CONTD issuance plan, including but            ISSUER             NO              N/A                  N/A

not limited to the class of shares to be issued,

pricing mechanism and/or issuance price  including

price range , number of shares to be issued,

allottees and use of proceeds, time of issuance,

period of issuance and whether to issue shares to

existing shareholders;  ii  approve and execute, on

behalf of the Company, agreements related to share

issuance, including but not limited to underwriting

agreement and engagement agreements of professional

advisers;  iii  approve and execute, on behalf of the

 Company, documents related to share issuance for

submission to regulatory authorities, and to carry

out approval procedures required by regulatory

authorities and venues in which the Company is

listed;  iv  amend, as required by regulatory

authorities within or outside China, agreements and

PROPOSAL #CONT: CONTD documents referred to in  ii           ISSUER             NO              N/A                  N/A

and  iii  above;  v  engage the services of

professional advisers for share issuance related

matters, and to approve and execute all acts, deeds,

documents or other matters necessary, appropriate or

required for share issuance;  vi  increase the

registered capital of the Company after share

issuance, and to make corresponding amendments to the

 articles of association of the Company relating to

share capital and shareholdings etc, and to carry out

 statutory registrations and filings within and

outside China;  Authority expires from the conclusion

 of the AGM of the Company for 2010 the expiration of

 a period of 12 months following the passing of this

special resolution at the AGM for 2009; or  c the

date on which the authority conferred by this special

 resolution CONTD

PROPOSAL #CONT: CONTD is revoked or varied by a                 ISSUER             NO              N/A                  N/A

special resolution of shareholders at a general

meeting, except where the Board of Directors has

resolved to issue domestic shares  A shares  or

overseas-listed foreign invested shares  H shares

during the Relevant Period and the share issuance is

to be continued or implemented after the Relevant

Period

PROPOSAL #S.19: Approve the following general mandate        ISSUER            YES             FOR                  FOR

 to repurchase domestic shares  A shares  and

overseas-listed foreign invested shares  H shares ;

1  approve a general mandate to the Board of

Directors to, by reference to market conditions and

in accordance with needs of the Company, to

repurchase domestic shares  A shares  not exceeding

10% of the number of domestic shares  A shares  in

issue at the time when this resolution is passed at

AGM and the relevant resolutions are passed at class

meetings of shareholders; pursuant to PRC laws and

regulations, and for repurchases of domestic shares

A shares , the Company will seek further approval

from its shareholders in general meeting for each

repurchase of domestic shares  A shares  even where

the general mandate is granted, but will not be

required to seek shareholders' approval CONTD

PROPOSAL #CONT: CONTD at class meetings of domestic          ISSUER             NO              N/A                  N/A

share  A share  shareholders or overseas-listed

foreign invested share  H share  shareholders;  2

approve a general mandate to the Board of Directors

to, by reference to market conditions and in

accordance with needs of the Company, to repurchase

overseas-listed foreign invested shares  H shares

not exceeding 10% of the number of overseas-listed

foreign invested shares  H shares  in issue at the

time when this resolution is passed at AGM and the

relevant resolutions are passed at class meetings of

shareholders;  3  the Board of Directors be

authorized to  including but not limited to the

following :-  i  formulate and implement detailed

repurchase plan, including but not limited to

repurchase price, number of shares to repurchase,

time of repurchase and period of repurchase etc;  ii

PROPOSAL #CONT: CONTD creditors in accordance with            ISSUER             NO              N/A                  N/A

the PRC Company Law and articles of association of

the Company;  iii  open overseas share accounts and

to carry out related change of foreign exchange

registration procedures;  iv  carry out relevant

approval procedures required by regulatory

authorities and venues in which the Company is

listed, and to carry out filings with the China

Securities Regulatory Commission;  v  carry out

cancellation procedures for repurchased shares,

decrease registered capital, and to make

corresponding amendments to the articles of

association of the Company relating to share capital

and shareholdings etc, and to carry out statutory

registrations and filings within and outside China;

vi  approve and execute, on behalf of the Company,

documents and matters related to share repurchase;

PROPOSAL #CONT: CONTD general mandate will expire on         ISSUER             NO              N/A                  N/A

the earlier of  Relevant Period :-  a the conclusion

of the AGM of the Company for 2010;  b  the

expiration of a period of twelve months following the

 passing of this special resolution at the AGM for

2009, the first A shareholders' class meeting in 2010

 and the first H shareholders' class meeting in 2010;

 or  c  the date on which the authority conferred by

this special resolution is revoked or varied by a

special resolution of shareholders at a general

meeting, or a special resolution of shareholders at a

 class meeting of domestic share  A share

shareholders or a class meeting of overseas-listed

foreign invested share  H share  shareholders, except

 where the Board of Directors CONTD

PROPOSAL #CONT: CONTD has resolved to repurchase                ISSUER             NO              N/A                  N/A

domestic shares  A shares  or overseas-listed foreign

 invested shares  H shares  during the Relevant

Period and the share repurchase is to be continued or

 implemented after the relevant period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SHENHUA ENERGY COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y1504C113

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors, to          ISSUER            YES             FOR                  FOR

repurchase domestic shares [A shares] and overseas-

listed foreign invested shares [H shares]:- by

reference to market conditions and in accordance with

 needs of the Company, to repurchase domestic shares

[A shares] not exceeding 10% of the number of

domestic shares [A shares] in issue at the time when

this resolution is passed at AGM and the relevant

resolutions are passed at class meetings of

shareholders, pursuant to PRC laws and regulations,

and for repurchases of domestic shares [A shares],

the Company will seek further approval from its

shareholders in general meeting for each repurchase

of domestic shares [A shares] even where the general

mandate is granted, but will not be required to seek

shareholders' approval at class meetings of domestic

share [A share] shareholders or overseas-listed

foreign invested share [H share] shareholders; 2]

approve a general mandate to the Board of Directors

to, by reference to market conditions and in

accordance with needs of the Company, to repurchase

overseas-listed foreign invested shares [H shares]

not exceeding 10% of the number of overseas-listed

foreign invested shares [H shares] in issue at the

time when this resolution is passed at annual general

 meeting and the relevant resolutions are passed at

class meetings of shareholders; 3] authorize the

Board of Directors to [including but not limited to

the following]: i) formulate and implement detailed

repurchase plan, including but not limited to

repurchase price, number of shares to repurchase,

time of repurchase and period of repurchase etc; ii)

notify creditors in accordance with the PRC Company

Law and articles of association of the Company; iii)

open overseas share accounts and to carry out related

 change of foreign exchange registration procedures;

iv) carry out relevant approval procedures required

by regulatory authorities and venues in which the

Company is listed, and to carry out filings with the

China Securities Regulatory Commission; v) carry out

cancelation procedures for repurchased shares,

decrease registered capital, and to make

corresponding amendments to the articles of

association of the Company relating to share capital

and shareholdings etc, and to carry out statutory

registrations and filings within and outside China;

vi) approve and execute, on behalf of the Company,

documents and matters related to share repurchase;

[Authority expires at the earlier of the conclusion

of the AGM of the Company for 2010; or the expiration

 of a period of 12 months following the passing of

this special resolution at the AGM for 2009, the

first A shareholders' class meeting in 2010 and the

first H shareholders' class meeting in 2010]; the

date on which the authority conferred by this special

 resolution is revoked or varied by a special

resolution of shareholders at a general meeting, or a

 special resolution of shareholders at a class

meeting of domestic share [A share] shareholders or a

 class meeting of overseas-listed foreign invested

share [H share] shareholders, except wh

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA ST CONSTRUCTION INTL  HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G21677136

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and

Auditor for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009 of HK 3.50 cents per share

PROPOSAL #3.A: Re-elect Mr. Kong Qingping as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.B: Re-elect Mr. Zhou Yong as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.C: Re-elect Mr. Zhang Yifeng as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.D: Re-elect Mr. Zhou Hancheng as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Authorize the Board to fix the                        ISSUER            YES             FOR                  FOR

remuneration of the Directors

PROPOSAL #5: Re-appoint Messrs. Deloitte Touche                 ISSUER            YES             FOR                  FOR

Tohmatsu as the Auditor and authorize the Board to

fix their remuneration

PROPOSAL #6.A: Approve the Ordinary Resolution 6 A           ISSUER            YES             FOR                  FOR

of the Notice of AGM  to give a general mandate to

the Directors to issue additional shares of the

PROPOSAL #6.B: Approve the Ordinary Resolution 6 B           ISSUER            YES             FOR                  FOR

of the Notice of AGM  to give a general mandate to

the Directors to repurchase shares of the Company

PROPOSAL #6.C: Approve the Ordinary Resolution 6 C           ISSUER            YES             FOR                  FOR

of the Notice of AGM  to extend the general mandate

granted to the Directors pursuant to Ordinary

Resolution 6 A to issue additional shares of the

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA ST CONSTRUCTION INTL  HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G21677136

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Acquisition                ISSUER            YES             FOR                  FOR

Agreement [as defined in the circular of the Company

dated 28 MAY 2010 of which this notice forms part]

[as specified] and the transactions contemplated

there under and the implementation thereof; and

authorize any one Director of the Company [or any two

 Directors of the Company if the affixing of the

Common Seal is necessary] for and on behalf of the

Company to execute all such other documents,

instruments and agreements and to do all such acts or

 things deemed by him to be incidental to, ancillary

to or in connection with the matters contemplated in

the Acquisition Agreement and the transactions

contemplated there under and the implementation

thereof including the affixing of Common Seal thereon

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA TELECOM CORP LTD

  TICKER:                  N/A                 CUSIP:   Y1505D102

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the continuing connected                   ISSUER            YES             FOR                  FOR

transactions contemplated under the Engineering

Framework Agreement [as amended by its supplemental

agreements], together with the proposed annual cap;

and authorize any Director of the Company to do all

such further acts and things and execute such further

 documents and take all such steps which in their

opinion as may be necessary, desirable or expedient

to implement and/or give effect to the terms of such

continuing connected transactions

PROPOSAL #2.: Approve the continuing connected                   ISSUER            YES             FOR                  FOR

transactions contemplated under the Ancillary

Telecommunications Services Framework Agreement [as

amended by its supplemental agreements], together

with the proposed annual cap; and authorize any

Director of the Company to do all such further acts

and things and execute such further documents and

take all such steps which in their opinion as may be

necessary, desirable or expedient to implement and/or

 give effect to the terms of such continuing

PROPOSAL #3.: Approve the continuing connected                   ISSUER            YES             FOR                  FOR

transactions contemplated under the Strategic

Agreement and its Supplemental Agreement [as amended

by the 2009 Supplemental Agreement]; and authorize

any Director of the Company to do all such further

acts and things and execute such further documents

and take all such steps which in their opinion as may

 be necessary, desirable or expedient to implement

and/or give effect to the terms of such continuing

connected transactions

PROPOSAL #4.: Elect Mr. Miao Jianhua as a Supervisor         ISSUER            YES             FOR                  FOR

of the Company, effective from the date of this

resolution until the AGM of the Company for the year

2010 to be held in 2011; authorize any Director of

the Company to sign, on behalf of the Company, the

Supervisor's service contract with Mr. Miao Jianhua;

and authorize the Supervisory Committee of the

Company to determine Mr. Miao Jianhua's remuneration

PROPOSAL #S.5: Amend Article 13 of the Articles of            ISSUER            YES             FOR                  FOR

Association of the Company; and authorize any

Director of the Company to take all actions which in

his/her opinion is necessary or desirable to complete

 the procedures for the approval and/or registration

or filing of the aforementioned amendments to the

Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIELO S A

  TICKER:                  N/A                 CUSIP:   P2859E100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify once the capital budget is                 ISSUER            YES             FOR                  FOR

approved dividend and interest on shareholder equity

amounts distributed during the FY, to decide

regarding the increase of the share capital of the

Company, in the amount of BRL 24,620,463.15, without

the issuance of new shares, going from BRL

75,379,536.85 to BRL 100,000,000.00

PROPOSAL #2.: Amend Article 5 of the corporate By-             ISSUER            YES             FOR                  FOR

Laws of the Company, to state the new share capital

PROPOSAL #3.: Approve to decide regarding the                     ISSUER            YES             FOR                  FOR

proposal for the change of the term in office of the

members of the Board of Directors, with it going from

 the current term of one year to a term of two years,

 with reelection being allowed

PROPOSAL #4.: Approve to decide regarding the                     ISSUER            YES             FOR                  FOR

proposal for the change of the term in office of the

members of the executive committee, with it going fro

 m the current term of one year to a term of two

years, with reelection being allowed

PROPOSAL #5.: Amend of Article 13 of the corporate            ISSUER            YES         AGAINST           AGAINST

By-Laws, in regard to the term in office of the

members of the Board of Directors

PROPOSAL #6.: Amend of Article 18 o f the corporate          ISSUER            YES             FOR                  FOR

By-Laws , in regard t o the term in office of the

members of the executive committee and consolidation

of that document

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIELO S A

  TICKER:                  N/A                 CUSIP:   P2859E100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Receive the administrators accounts, to        ISSUER            YES             FOR                  FOR

 examine, discuss and vote on the administrations

report, the financial statements and the accounting

statements accompanied by the Independent Auditors

report, the Finance Committee report and Auditors

Committee report regarding the FYE on 31 DEC 2009

PROPOSAL #II.: Approve the capital budget, and ratify        ISSUER            YES             FOR                  FOR

 the early distributions of dividends

PROPOSAL #III.: Elect the Members of the Board of              ISSUER            YES             FOR                  FOR

Directors, under the terms of the applicable

legislation, cumulative voting can be adopted for

this item

PROPOSAL #IV.: Approve to set the global remuneration        ISSUER            YES         AGAINST           AGAINST

 of the Company Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMMONWEALTH BANK OF AUSTRALIA, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q26915100

  MEETING DATE:      11/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To discuss the financial report, the            ISSUER             NO              N/A                  N/A

Directors' report and the Auditor's report for the YE

 30 JUN 2009

PROPOSAL #2.A: Re-elect Ms. S. Carolyn Kay as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.B: Re-elect Mr. Fergus D. Ryan as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.C: Re-elect David J. Turner as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #4.: Approve, in accordance with ASX Listing        ISSUER            YES             FOR                  FOR

 Rules 10.14 and 10.15 for the participation of Mr.

R.J. Norris in the Group Leadership Reward Plan of

Commonwealth Bank of Australia [GLRP], and for the

grant of reward shares to Mr. R.J. Norris within 1

year of the date of this AGM pursuant to the GLRP and

 on the terms as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAGNIE DE SAINT-GOBAIN SA, COURBEVOIE

  TICKER:                  N/A                 CUSIP:   F80343100

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the option for the payment of         ISSUER            YES             FOR                  FOR

the dividend in shares

PROPOSAL #O.5: Approve the renewal of Mr. Pierre-               ISSUER            YES             FOR                  FOR

Andre de Chalendar's term as Board member

PROPOSAL #O.6: Approve the undertakings benefiting            ISSUER            YES             FOR                  FOR

Mr. Pierre-Andre de Chalendar relating to the

compensation payable in some cases leading to

discontinuance of his duties as General Director

PROPOSAL #O.7: Approve the retirement undertakings            ISSUER            YES             FOR                  FOR

benefiting Mr. Pierre-Andre de Chalendar

PROPOSAL #O.8: Approve the endorsement to the welfare        ISSUER            YES             FOR                  FOR

 plan and healthcare costs applicable to employees of

 the Company Saint Gobain, allowing to maintain

benefits to Mr. Pierre-Andr  de Chalendar as non-

salaried corporate Officer

PROPOSAL #O.9: Approve the agreement between M. Jean-        ISSUER            YES             FOR                  FOR

Louis Beffa and the Societe Civile Immobiliere de

l'Ile de France, 100% subsidiary of the Company Saint

 Gobain, concerning a house lease

PROPOSAL #O.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase the Company's shares

PROPOSAL #O.11: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Pricewaterhousecoopers Audit's term as permanent

Statutory Auditor

PROPOSAL #O.12: Approve the renewal of Mr. Yves                 ISSUER            YES             FOR                  FOR

Nicolas' term as a Substitute Statutory Auditor

PROPOSAL #E.13: Approve the renewal of the delegation        ISSUER            YES             FOR                  FOR

 of powers to the Board of Directors to issue equity

warrants during a period of public offer on the

securities of the Company, within the limit of a

capital increase of a maximum nominal amount of EUR

512,00,000

PROPOSAL #E.14: Amend the statutes relating to the            ISSUER            YES             FOR                  FOR

terms of participation and vote during General

Meetings due to harmonization with regulatory

provisions

PROPOSAL #E.15: Grant powers to implement all                     ISSUER            YES             FOR                  FOR

decisions of the General Meeting and to accomplish

the formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA BRASILEIRA DE MEIOS DE PAGAMENTO, SAO PA

  TICKER:                  N/A                 CUSIP:   P3063Y106

  MEETING DATE:      12/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve to change the corporate name of        ISSUER            YES             FOR                  FOR

 the Company to Cielo S.A. and the consequent

amendment and consolidation of the Corporate By-Laws

PROPOSAL #II.: Elect full Members of the Finance                ISSUER            YES             FOR                  FOR

Committee and their respective alternates, who will

serve a term in office until the AGM that approves

the accounts relative to the FY ending on 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CREDIT AGRICOLE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F22797108

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income,                ISSUER            YES             FOR                  FOR

setting and payment of the dividend

PROPOSAL #O.4: Approve the option to pay the dividend        ISSUER            YES             FOR                  FOR

 with shares

PROPOSAL #O.5: Approve the regulated undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Rene CARRON

PROPOSAL #O.6: Approve the regulated Undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Bernard MARY

PROPOSAL #O.7: Approve the regulated Undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Jean-Yves HOCHER

PROPOSAL #O.8: Approve the regulated Undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Jacques LENORMAND

PROPOSAL #O.9: Approve the conditions for Mr. Jean-           ISSUER            YES         AGAINST           AGAINST

Frederic de LEUSSE's end of term pursuant to Article

L.225-42-1 of the Commercial Code

PROPOSAL #O.10: Approve the conditions for Mr.                   ISSUER            YES         AGAINST           AGAINST

Georges PAUGET's end of term pursuant to Article

L.225-42-1 of the Commercial Code

PROPOSAL #O.11: Approval the regulated Undertakings          ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Jean-Paul CHIFFLET

PROPOSAL #O.12: Approve the regulated Undertakings            ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Michel MATHIEU

PROPOSAL #O.13: Approve the regulated Undertakings            ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Bruno de LAAGE

PROPOSAL #O.14: Ratify the co-optation of Mr.                     ISSUER            YES         AGAINST           AGAINST

Philippe BRASSAC as a Board member

PROPOSAL #O.15: Approve the renewal of Mr. Philippe          ISSUER            YES         AGAINST           AGAINST

BRASSAC's term as a Board member

PROPOSAL #O.16: Ratify the co-optation of Mrs.                   ISSUER            YES         AGAINST           AGAINST

Veronique FLACHAIRE as a Board member

PROPOSAL #O.17: Approve the Renewal of Mrs. Veronique        ISSUER            YES         AGAINST           AGAINST

 FLACHAIRE's term as a Board member

PROPOSAL #O.18: Appointment of Mr. Claude HENRY as a         ISSUER            YES         AGAINST           AGAINST

Board member

PROPOSAL #O.19: Ratify the co-optation of Mr. Bernard        ISSUER            YES         AGAINST           AGAINST

 LEPOT as a Board member

PROPOSAL #O.20: Appointment of Mr. Jean-Marie SANDER         ISSUER            YES         AGAINST           AGAINST

as a Board member

PROPOSAL #O.21: Appointment of Mr. Christian TALGORN         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #O.22: Appointment of a Board member Madame         ISSUER            YES             FOR                  FOR

Monica MONDARDINI

PROPOSAL #O.23: Approve the attendance allowances to         ISSUER            YES             FOR                  FOR

Board members

PROPOSAL #O.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase Company's common shares

PROPOSAL #E.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

and/or securities giving access to common shares with

 preferential subscription rights

PROPOSAL #E.26: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

and/or securities giving access to common shares with

 cancellation of preferential subscription rights

outside of a public offer

PROPOSAL #E.27: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the share capital by issuing common shares

and/or securities giving access to common shares with

 cancellation of preferential subscription rights as

part of a public offer

PROPOSAL #E.28: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the amount of initial issuance, in the event

 of issuance of common shares or securities giving

access to common shares with or without preferential

subscription rights, decided according to 25th, 26th,

 27th, 29th, 30th, 34th and 35th resolutions

PROPOSAL #E.29: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue common shares and/or securities giving access

to common shares, for the remuneration of the

contributions in kind granted to the Company and

comprised of equity securities or securities giving

access to the capital, outside of a public exchange

offer

PROPOSAL #E.30: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

set the issue price of the common shares or any

securities giving access to common shares, in the

event of cancellation of preferential subscription

rights, within the annual limit of 5% of the capital

PROPOSAL #E.31: Approve the overall limitation of              ISSUER            YES             FOR                  FOR

authorizations for issuances with or without

preferential subscription rights

PROPOSAL #E.32: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue securities entitling to allotment of debt

securities

PROPOSAL #E.33: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by incorporation of

reserves, profits, premiums or others

PROPOSAL #E.34: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

reserved to employees of the Groupe Credit Agricole,

members of a Company Saving Plan

PROPOSAL #E.35: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

reserved to the Company Credit Agricole International

 Employees

PROPOSAL #E.36: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

carry out a free allocation of shares, existing or to

 be issued, in favor of the employees or eligible

officers of the Company

PROPOSAL #E.37: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of common

shares

PROPOSAL #E.A: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Approve the as part of the

exercise of the 34th resolution, the 4 Supervisory

Boards of the FCPE, which met on 30 MAR 2010, suggest

 that Supervisory Boards are controlled by a majority

 of employees, in order to respect the balance of

funds holders and to comply with the practice

established in the FCPE CREDIT AGRICOLE S.A. Actions,

 while the management wants to maintain the parity

between Employers and Employees

PROPOSAL #E.38: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CREDIT SUISSE GROUP AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H3698D419

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Presentation of the annual report,              ISSUER             NO              N/A                  N/A

parent Company's 2009 financial statements, Group's

2009 consolidated financial statements and the 2009

remuneration report

PROPOSAL #1.2: Consultative vote on the 2009                       ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #1.3: Approval of the annual report, parent         ISSUER            YES             FOR                  FOR

Company's 2009 financial statements and the Group's

2009 consolidated financial statements

PROPOSAL #2.: Discharge of the acts of the Members of        ISSUER            YES             FOR                  FOR

 the Board of Directors and the Executive Board

PROPOSAL #3.: Appropriation of retained earnings                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Amendment of the Articles of                          ISSUER            YES             FOR                  FOR

Association in line with the new Swiss Federal

Intermediated Securities Act

PROPOSAL #5.1.A: Re-election Noreen Doyle to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.B: Re-election Aziz R.D. Syriani to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #5.1.C: Re-election David W. Syz to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.D: Re-election Peter F. Weibel to the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.E: Election Jassim Bin Hamad J.J. Al            ISSUER            YES             FOR                  FOR

Thani to the Board of Directors

PROPOSAL #5.1.F: Election Robert H. Benmosche to the         ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.2: Election of the Independent Auditors           ISSUER            YES             FOR                  FOR

PROPOSAL #5.3: Election of Special Auditors                         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: PLEASE NOTE THAT THE MANAGEMENT                     ISSUER            YES         AGAINST           AGAINST

RECOMMENDATION IS DISPLAYING INCORRECTLY FOR THIS

RESOLUTION AND MANAGEMENT RECOMMENDS TO VOTE FOR THIS

 AGENDA ITEM NOT ABSTAIN   If voting or elections

takes place on proposals that have not been submitted

 until the Annual General Meeting itself as defined

in Article 700 paragraphs 3 and 4 of the Swiss Code

of Obligations, I hereby authorize the independent

proxy to vote in favor of the proposal of the Board

of Directors.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CRH PLC

  TICKER:                  N/A                 CUSIP:   G25508105

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to consider the Company'S                   ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Approve to declare a dividend on the              ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #3: Approve the report on Directors                       ISSUER            YES             FOR                  FOR

remuneration for the YE 31 DEC 2009

PROPOSAL #4.1: Re-election of  Mr. U-H Felcht as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.2: Re-election of  Mr. DN O'Connor as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.3: Re-election of  Mr. WI O'Mahony as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.4: Re-election of  Mr. JW Kennedy as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #S.6: Authorize the Directors, accordance            ISSUER            YES             FOR                  FOR

with the powers, provisions and limitations of

Article 11  e  of the Articles of Association of the

Company, be and they are hereby empowered to allot

equity securities for cash and in respect of sub-

paragraph, thereof up to an aggregate nominal value

of EUR 11,868,000; this authority shall expire at the

 close of the business on the earlier of the date of

the AGM in 2011 or 04 AUG 2011

PROPOSAL #S.7: Authorize the Company to purchase                ISSUER            YES             FOR                  FOR

ordinary shares on the market  as defined in section

212 of the Companies Act, 1990 , in the manner

provided for in Article 8A of the Articles of

Association of the Company up to a maximum of 10% of

the ordinary shares in issue at the date of the

passing of this resolution; this authority shall

expire at the close of the business on the earlier of

 the date of the AGM in 2011 or 04 AUG 2011

PROPOSAL #S.8: Authorize the Company to re-issue                ISSUER            YES             FOR                  FOR

treasury shares  as defined in section 212 of the

Companies Act, 1990 , in the manner provided for in

Article 8A of the Articles of Association of the

Company; this authority shall expire at the close of

the business on the earlier of the date of the AGM in

 2011 or 4 AUG 2011

PROPOSAL #9: Approve to resolved that the provision          ISSUER            YES             FOR                  FOR

in Article 60 a  of the Articles of Association of

the Company allowing for the convening of EGM by at

least 14 clear days notice  where such meetings are

nit convened for the passing of a special resolution

 shall continue to be effective

PROPOSAL #10: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

of share option schemes  the 2010 Share Option

Schemes , the principal features of which are

summarized in the circular to shareholders on 31 MAR

2010 that accompanies the notice convening this

meeting; i) take all such action or steps  including

the making of amendments to the 2010 share option

schemes and the rules thereof  as may be necessary to

 obtain the approval of the relevant revenue

authorities for the said schemes; ii) establish

schemes in the other jurisdictions similar in

substance in the schemes but modified to take account

 of local tax, exchange control or securities laws in

 overseas territories, provided that any shares made

available under any scheme will be treated as

counting towards any limits on individual or overall

participation in the 2010 share option schemes

PROPOSAL #11: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

of savings-related share option schemes  the 2010

Savings-Related Share Option Schemes , the principal

features of which are summarized in the circular to

shareholders on 31 MAR 2010 that accompanies the

notice convening this meeting; i) take all such

action or steps  including the making of amendments

to the 2010 savings-related share option schemes and

the rules thereof  as may be necessary to obtain the

approval of the relevant revenue authorities for the

said schemes; ii) establish schemes in the other

jurisdictions similar in substance to the 2010

savings-related share option schemes but modified to

take account of local tax, exchange control or

securities laws in overseas territories, provided

that any shares made available under any such scheme

will be treated as counting towards any limits on

individual or overall participation in the 2010

savings-related share option schemes

PROPOSAL #S.12: Authorize the Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company, deleting the definition of the Acts

and replacing it with the following definition as

specified; deleting Article 60 a  and replacing it

with the following new Article 60  a as specified;

deleting Article 61and replacing it with the

following new Article 61 as specified; deleting the

existing Article 70 as specified; inserting the

following new Articles 71 and 73 as specified;

deleting the existing Article 72 and replacing it

with the following new Article 74; the renumbering of

 the Articles of Association and all cross references

 therein to reflect the amendments provided as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAELIM INDUSTRIAL CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y1860N109

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Election of Jongin Kim as an Inside            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Election of Juhee Han as an Inside              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.3: Election of Yoon Kim as an Inside                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.4: Election of Jungsik Shin as an Outside        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.5: Election of Sookeun Oh as an Outside          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.6: Election of Jinhyung Cho as an Outside        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.7: Election of Youngjun Shin as an                   ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #2.8: Election of Byungkak Yoon as an                   ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #2.9: Election of Dongwoo Chung as an                   ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #3.1: Election of Jungsik Shin as an Auditor        ISSUER            YES             FOR                  FOR

 Committee Member

PROPOSAL #3.2: Election of Sookeun Oh as an Auditor          ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #3.3: Election of Jinhyung Cho as an Auditor        ISSUER            YES             FOR                  FOR

 Committee Member

PROPOSAL #4: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DANONE, PARIS

  TICKER:                  N/A                 CUSIP:   F12033134

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and setting of the dividend at

 EUR 1.20 per share

PROPOSAL #O.4: Approve the renewal of Mr. Franck                ISSUER            YES         AGAINST           AGAINST

RIBOUD's term as a Board member

PROPOSAL #O.5: Approve the renewal of Mr. Emmanuel            ISSUER            YES             FOR                  FOR

FABER's term as a Board member

PROPOSAL #O.6: Approve the renewal of the Company              ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers Audit as a permanent Statutory

 Auditor

PROPOSAL #O.7: Appointment of the Cabinet Ernst &              ISSUER            YES             FOR                  FOR

Young et Autres as a permanent Statutory

PROPOSAL #O.8: Appointment of Mr. Yves NICOLAS as a          ISSUER            YES             FOR                  FOR

substitute Statutory Auditor

PROPOSAL #O.9: Appointment of the Company Auditex as         ISSUER            YES             FOR                  FOR

a substitute Statutory Auditor

PROPOSAL #O.10: Approve the agreements under the                ISSUER            YES             FOR                  FOR

Statutory Auditors' special report

PROPOSAL #O.11: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Franck RIBOUD

PROPOSAL #O.12: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Emmanuel FABER

PROPOSAL #O.13: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Bernard HOURS

PROPOSAL #O.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase, hold or transfer Company's shares

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out allocations of Company's existing shares or

 to be issued

PROPOSAL #E.16: Amend Article 26 II of the Statutes          ISSUER            YES             FOR                  FOR

relating to the limitation of the voting rights

PROPOSAL #E.17: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DANSKE BANK AS, COPENHAGEN

  TICKER:                  N/A                 CUSIP:   K22272114

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #a.: Adopt the annual report and the                     ISSUER            YES             FOR                  FOR

proposal for allocation of profits or cover of losses

 according to the adopted annual report

PROPOSAL #b.1: Re-elect Alf Duch-Pederson as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors

PROPOSAL #b.2: Re-elect Eivind Kolding as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors

PROPOSAL #b.3: Re-elect Peter Hojland as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.4: Re-elect Mats Jannson as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.5: Re-elect Majken Schultz as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors

PROPOSAL #b.6: Re-elect Sten Schibye as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.7: Re-elect Claus Vastrup as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.8: Re-elect Birgit Aagaard-Svendsen as a         ISSUER            YES             FOR                  FOR

Member of the Board of Directors

PROPOSAL #b.9: Elect Ole Gjesse Andersen as a Member         ISSUER            YES             FOR                  FOR

of the Board of Directors

PROPOSAL #b.10: Elect Michael Fairey as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.11: Approve, Henning Christophersen to            ISSUER            YES             FOR                  FOR

resign from the Board of Directors

PROPOSAL #b.12: Approve, Niels Chr. Nielsen to resign        ISSUER            YES             FOR                  FOR

 from the Board of Directors

PROPOSAL #c.: Re-appoint Grant Thornton,                              ISSUER            YES             FOR                  FOR

Statsautoriseret Revisionsaktieselskab and KPMG

Statsautoriseret Revisionspartnerskab as the External

 Auditors, as they retire according to Article 21 of

the Articles of Association

PROPOSAL #d.1: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

the incorporation of the new concepts of the Act and

that the existing concepts be mentioned in

parenthesis for a transitional period of time

PROPOSAL #d.2: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

moving Article section on the registered office of

Danske bank from Article 3.1 to Article 1.2 (new)

PROPOSAL #d.3: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

inserting new wordings as a new Article 3

PROPOSAL #d.4: Amend the Articles of Association by          ISSUER            YES         AGAINST           AGAINST

extending the authorizations under Articles 6.1 and

6.3 until 1 MAR 2015

PROPOSAL #d.5: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

adding the specified words to the last sentence of

Article 6.3

PROPOSAL #d.6: Amend Article 6.4 of the Articles of          ISSUER            YES             FOR                  FOR

Association as specified

PROPOSAL #d.7: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

replacing the address of VP investor services in

Article 7.2 to the CVR number of VP Investor Services

 A/S

PROPOSAL #d.8: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

the introduction of electronic communication, i.e.

electronic exchange of documents and electronic mail

correspondence between Danske Bank and its

shareholders, to replace printed documents and the

Article 7.3 is to be replaced by Article 7.3.-7.7

PROPOSAL #d.9: Amend Article 8.2 of the Articles of          ISSUER            YES             FOR                  FOR

Association to match the provisions of the new Act

PROPOSAL #d.10: Amend Article 9 of the Articles of            ISSUER            YES             FOR                  FOR

Association to match the provisions of the new act

PROPOSAL #d.11: Amend the Articles of Association by         ISSUER            YES             FOR                  FOR

the extension of Article 10

PROPOSAL #d.12: Amend Article 11 to match the                     ISSUER            YES             FOR                  FOR

provisions of the new act

PROPOSAL #d.13: Amend Article 12. to match the                   ISSUER            YES             FOR                  FOR

provisions of the new act

PROPOSAL #d.14: Amend the Articles of Association by         ISSUER            YES             FOR                  FOR

the insertion of a second sentence in Article 17.2 to

 read as follows: meetings of the Board of Directors

may be held in Danish and English

PROPOSAL #e.1: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 2.2

PROPOSAL #e.2: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 2.3

PROPOSAL #e.3: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 4.4 All shares must be registered by name

PROPOSAL #e.4: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 5.1

PROPOSAL #e.5: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 6.1

PROPOSAL #e.6: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the deletion of

Article 6.2

PROPOSAL #e.7: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER's PROPOSAL: approve the proposal for a

new Article 6.4

PROPOSAL #e.8: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the deletion of

Article 6.5

PROPOSAL #e.9: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 6.7

PROPOSAL #e.10: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 7.4

PROPOSAL #e.11: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 10.1

PROPOSAL #e.12: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 10.2

PROPOSAL #e.13: PLEASE NOTE THAT THIS IS A SHARE                ISSUER            YES         AGAINST               FOR

HOLDER PROPOSAL: approve the proposal for a new

Article 13.2

PROPOSAL #e.14: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 15.1

PROPOSAL #e.15: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 15.3

PROPOSAL #e.16: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 18.2

PROPOSAL #e.17: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 23.1

PROPOSAL #f.1: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that questions asked

to a Member of the Board of Directors or the

Executive Board present at the general meeting must

be answered by the Member directly with reference to

PROPOSAL #f.2: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that no bonuses or

other incentive pay may be disbursed to staff or

Members of the Board of Directors of Danske Bank

until the share price exceeds the price quoted just

before the acquisition of banks outside Denmark

PROPOSAL #f.3: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that 25% of the

salaries/fees payable to Members of the Executive

Board and Board of Directors must be paid out in

shares that vest after 3 years

PROPOSAL #f.4: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that Members of the

Board of Directors and Executive Board must report on

 their trading in Danske Bank shares at every general

 meeting

PROPOSAL #f.5: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that at least five

shareholders must watch the counting of votes as at

the most recent general meeting, shareholders were

not allowed to watch the counting of votes

PROPOSAL #f.6: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the general

meeting should be open to the press, and it should be

 permitted to take photos and film the event and the

Board of Directors is urged to let this proposal take

 effect at this general meeting

PROPOSAL #f.7: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the general

meeting must be videotaped, published on Danske

Bank's website and be available to all

PROPOSAL #f.8: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve, that when voting,

shareholders holding more than 5% of the shares must

state whether they vote in favour or against new

proposals

PROPOSAL #f.9: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that at least three

Members of the Board of Directors must be

shareholders holding less than DKK 5m of Danske

PROPOSAL #f.10: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the entire Board

 of Directors should sit on the scene so that the

shareholders can see them

PROPOSAL #f.11: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the Board of

Directors and the Executive Board have not shown

great expertise in acquiring banks outside Denmark -

the most recent acquisition was a main contributor to

 the bankruptcy threatening Danske Bank at last

year's AGM: acquisitions of banks outside Denmark and

 other major investments that may affect the value of

 Danske Bank's share capital must be approved by the

PROPOSAL #f.12: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that, if Danske Bank

loses more than 50% of its share capital, an

extraordinary general meeting must be convened at

which all Members of the Board of Directors offer

their resignation

PROPOSAL #f.13: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve, that IT development

in India is closed down, and activities are resumed

in Denmark and actual IT development is initiated

PROPOSAL #g.: Authorize the Board of Directors, until        ISSUER            YES         AGAINST           AGAINST

 01 MAR 2015, to allow Danske Bank and the Danske

Bank Group to acquire own shares by way of ownership

or pledge up to an aggregate nominal value of 10% of

the share capital in accordance with Section 198 of

the Danish Companies Act and, if shares are acquired

in ownership, the purchase price must not diverge

from the price quoted at the time of acquisition by

more than 10%; if the Act does not come into force,

the authorization shall be valid until the AGM in 2011

PROPOSAL #h.: PLEASE NOTE THAT THIS IS A                              ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the Board of

Directors be ordered to find a new Chief Executive

Officer not currently employed by the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DBS GROUP HOLDINGS LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y20246107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                 ISSUER            YES             FOR                  FOR

audited accounts for the YE 31 DEC 2009 and the

Auditors' report thereon

PROPOSAL #2.: Declare a 1-tier tax exempt final                 ISSUER            YES             FOR                  FOR

dividend of 14 cents per ordinary share, for the YE

31 DEC 2009; [2008: final dividend of 14 cents per

ordinary share, 1-tier tax exempt]

PROPOSAL #3.A: Approve to sanction the amount of SGD         ISSUER            YES             FOR                  FOR

1,594,877 proposed as Directors' fees for 2009;

[2008: SGD 1,475,281]

PROPOSAL #3.B: Approve to sanction the amount of SGD         ISSUER            YES             FOR                  FOR

4,500,000 proposed as special remuneration for Mr.

Koh Boon Hwee for 2009; [2008: SGD 2,000,000]

PROPOSAL #4.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company and authorize the Directors to fix their

remuneration

PROPOSAL #5.A: Re-elect Mr. Ang Kong Hua as a                     ISSUER            YES             FOR                  FOR

Director, who retires under Article 95 of the

Company's Articles of Association

PROPOSAL #5.B: Re-elect Mr. John Alan Ross as a                 ISSUER            YES             FOR                  FOR

Director, who retires under Article 95 of the

Company's Articles of Association

PROPOSAL #5.C: Re-elect Mr. Kwa Chong Seng as a                 ISSUER            YES             FOR                  FOR

Director, who retires under Article 95 of the

Company's Articles of Association

PROPOSAL #6.A: Re-elect Mr. Ambat Ravi Shankar Menon         ISSUER            YES             FOR                  FOR

as a Director, who retires under Article 101 of the

Company's Articles of Association

PROPOSAL #6.B: Re-elect Mr. Piyush Gupta as a                     ISSUER            YES             FOR                  FOR

Director, who retires under Article 101 of the

Company's Articles of Association

PROPOSAL #6.C: Re-elect Mr. Peter Seah Lim Huat as a         ISSUER            YES             FOR                  FOR

Director, who retires under Article 101 of the

Company's Articles of Association

PROPOSAL #7.: Re-appoint Mr. Andrew Robert Fowell              ISSUER            YES             FOR                  FOR

Buxton as a Director, pursuant to Section 153(6) of

the Companies Act, Chapter 50, to hold office from

the date of this AGM until the next AGM of the Company

PROPOSAL #8.A: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to: (a) allot and issue from time to time

 such number of ordinary shares in the capital of the

 Company (DBSH Ordinary Shares) as may be required to

 be issued pursuant to the exercise of options under

the DBSH Share Option Plan; and (b) offer and grant

awards in accordance with the provisions of the DBSH

Share Plan and to allot and issue from time to time

such number of DBSH Ordinary Shares as may be

required to be issued pursuant to the vesting of

awards under the DBSH Share Plan, provided always

that: (1) the aggregate number of new DBSH Ordinary

Shares to be issued pursuant to the exercise of

options granted under the DBSH Share Option Plan and

the vesting of awards granted or to be granted under

the DBSH Share Plan shall not exceed 7.5% of the

total number of issued shares (excluding treasury

shares) in the capital of the Company from time to

time; and (2) the aggregate number of new DBSH

Ordinary Shares under awards to be granted pursuant

to the DBSH Share Plan during the period commencing

from the date of this AGM of the Company and ending

on the date of the next AGM of the Company or the

date by which the next AGM of the Company is required

 by law to be held, shall not exceed 2% of the total

number of issued shares (excluding treasury shares)

in the capital of the Company from time to time

PROPOSAL #8.B: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to: issue shares in the capital of the Company

(shares) whether by way of rights, bonus or

otherwise; and/or (ii) make or grant offers,

agreements or options (collectively, Instruments)

that might or would require shares to be issued,

including but not limited to the creation and issue

of (as well as adjustments to) warrants, debentures

or other instruments convertible into shares, at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may in

their absolute discretion deem fit; and

(notwithstanding the authority conferred by this

Resolution may have ceased to be in force) issue

shares in pursuance of any Instrument made or granted

 by the Directors while this Resolution was in force,

 provided that: (1) the aggregate number of shares to

 be issued pursuant to this Resolution (including

shares to be issued in pursuance of Instruments made

or granted pursuant to this Resolution) does not

exceed 50 per cent of the total number of issued

shares (excluding treasury shares) in the capital of

the Company (as calculated in accordance with this

Resolution), of which the aggregate number of shares

to be issued other than on a pro rata basis to

shareholders of the Company (including shares to be

issued in pursuance of Instruments made or granted

pursuant to this Resolution) does not exceed 10% of

the total number of issued shares (excluding treasury

 shares) in the capital of the Company (as calculated

 in accordance with this Resolution); (2) (subject to

 such manner of calculation and adjustments as may be

 prescribed by the Singapore Exchange Securities

Trading Limited (SGX-ST)) for the purpose of

determining the aggregate number of shares that may

be issued under this Resolution, the percentage of

issued shares shall be based on the total number of

issued shares (excluding treasury shares) in the

capital of the Company at the time this Resolution is

 passed, after adjusting for: (i) new shares arising

from the conversion or exercise of any convertible

securities or share options or vesting of share

awards which are outstanding or subsisting at the

time this Resolution is passed; and (ii) any

subsequent bonus issue, consolidation or subdivision

of shares; (3) in exercising the authority conferred

by this Resolution, the Company shall comply with the

 provisions of the Listing Manual of the SGX-ST for

the time being in force (unless such compliance has

been waived by the SGX-ST) and the Articles of

Association for the time being of the Company; and

[Authority expires the earlier or until the

conclusion of the next AGM of the Company or the date

 by which the next AGM of the Company is required by

PROPOSAL #8.C: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to allot and issue from time to time such number of

new ordinary shares, new non-voting non-redeemable

preference shares and new non-voting redeemable

preference shares in the capital of the Company as

may be required to be allotted and issued pursuant to

 the DBSH Scrip Dividend Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DBS GROUP HOLDINGS LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y20246107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors for the purposes        ISSUER            YES             FOR                  FOR

 of Sections 76C and 76E of the Companies Act,

Chapter 50 [the Companies Act], to purchase or

otherwise acquire issued ordinary shares in the

capital of DBSH [ordinary shares] not exceeding in

aggregate the maximum percentage [as specified], at

such price or prices as may be determined by the

Directors from time to time up to the maximum price

[as specified], whether by way of: [i] market

purchase[s] on the Singapore Exchange Securities

Trading Limited [SGX-ST] transacted through the

Central Limit Order Book trading system and/or any

other securities exchange on which the ordinary

shares may for the time being be listed and quoted

[Other Exchange]; and/or [ii] off-market purchase[s]

[if effected otherwise than on the SGX-ST or, as the

case may be, other exchange] in accordance with any

equal access scheme[s] as may be determined or

formulated by the Directors as they consider fit,

which scheme[s] shall satisfy all the conditions

prescribed by the Companies Act, and otherwise in

accordance with all other laws and regulations and

rules of the SGX-ST or, as the case may be, other

exchange as may for the time being be applicable,

[the share purchase mandate]; [Authority expires the

earlier of the date on which the next AGM of DBSH is

held and the date by which the next AGM of DBSH is

required by law to be held]; and to complete and do

all such acts and things [including executing such

documents as may be required] as they and/or he may

consider expedient or necessary to give effect to the

 transactions contemplated and/or authorized by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEBENHAMS PLC

  TICKER:                  N/A                 CUSIP:   G2768V102

  MEETING DATE:      1/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and                   ISSUER            YES         AGAINST           AGAINST

accounts for the YE 29 AUG 2009

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 29 AUG 2009

PROPOSAL #3.: Re-elect Dennis Millard                                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Re-elect Rob Templeman                                     ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Elect Martina King                                            ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Elect Sophie Turner Laing                                ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES         AGAINST           AGAINST

as the Auditors

PROPOSAL #8.: Authorize the Audit Committee to set            ISSUER            YES         AGAINST           AGAINST

the fees paid to the Auditors

PROPOSAL #9.: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve to disapply pre-emption rights        ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Authorize the Company to buy its own         ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.12: Grant authority for short notice                ISSUER            YES             FOR                  FOR

general meetings

PROPOSAL #S.13: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELTA LLOYD N.V., AMSTERDAM

  TICKER:                  N/A                 CUSIP:   N25633103

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and announcements                                  ISSUER             NO              N/A                  N/A

PROPOSAL #2.a: Discuss the 2009 annual report of the         ISSUER             NO              N/A                  N/A

Executive Board for the 2009 FY

PROPOSAL #2.b: Corporate Governance                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.a: Adopt the financial statements for the        ISSUER            YES             FOR                  FOR

 2009 FY and loss allocation

PROPOSAL #0: Explanation of the policy on reserves            ISSUER             NO              N/A                  N/A

and dividends

PROPOSAL #3.b: Approve to pay out the dividend from          ISSUER            YES             FOR                  FOR

the reserves

PROPOSAL #4.a: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Executive Board in respect of their Management during

 the 2009 FY

PROPOSAL #4.b: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Supervisory Board in respect of their supervision

during the 2009 FY

PROPOSAL #5: Appointment of Mr. E.A.A. Roozen as a            ISSUER             NO              N/A                  N/A

Member of the Management Board

PROPOSAL #6.a: Announcement of outstanding vacancies         ISSUER             NO              N/A                  N/A

PROPOSAL #6.b: Opportunity to recommend the                        ISSUER             NO              N/A                  N/A

appointment or re-appointment of Five Members of the

Supervisory Board

PROPOSAL #6.c: Notification of candidates nominated          ISSUER             NO              N/A                  N/A

by the Supervisory Board to fill the outstanding

PROPOSAL #6.d: Re-appoint Mr. E.J. Fischer as a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #6.e: Re-appoint Mr. J.G. Haars as a Member         ISSUER            YES             FOR                  FOR

of the Supervisory Board

PROPOSAL #6.f: Appointment of Mrs. S.G. Van Der Lecq         ISSUER            YES             FOR                  FOR

as a Member of the Supervisory Board

PROPOSAL #6.g: Appointment of Mr. P.F. Hartman as a          ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #6.h: Appointment of Mr. P.C. Regan as a              ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #6.i: Announcement of vacancies on the                 ISSUER             NO              N/A                  N/A

Supervisory Board that will arise in 2011

PROPOSAL #7: Authorize the Executive Board to acquire        ISSUER            YES             FOR                  FOR

 ordinary shares held by the Company in its own

capital, plus the accompanying depositary receipts

PROPOSAL #8: Any other business and closure                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DENWAY MTRS LTD

  TICKER:                  N/A                 CUSIP:   Y2032Y106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Audited financial                        ISSUER            YES             FOR                  FOR

statements and the report of the Directors and the

Independent Auditor's report for the YE 31 DEC 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.i: Re-elect Mr. Zhang Fangyou as the                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.ii: Re-elect Mr. LI Tun as the Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.iii: Re-elect Mr. FU Shoujie as the                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iv: Re-elect Mr. Lee Ka Lun as the                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.v: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Re-appoint Auditor and authorize the              ISSUER            YES             FOR                  FOR

Board of Directors to fix the remuneration

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to paragraph (ii) during the Relevant Period

 [as specified] to repurchase shares in the capital

of the Company on the Stock Exchange of Hong Kong

Limited or on any other Stock Exchange on which the

shares of the Company may be listed and recognized by

 the Securities and Futures Commission and the Stock

Exchange for this purpose, subject to and in

accordance with all applicable laws and the

requirements of the Rules Governing the Listing of

Securities on the Stock Exchange or of any other

stock exchange as amended from time to time; the

aggregate nominal amount of shares of the Company to

be repurchased by the Company pursuant to the

approval in paragraph [i] of this Resolution shall

not exceed 10% of the aggregate nominal amount of the

 issued share capital of the Company at the date of

the passing of this resolution and the said approval

shall be limited accordingly; [Authority expires at

the conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to paragraph [iii] during or after the

relevant period as specified to allot, issue and deal

 with additional shares in the capital of the Company

 and to make and grant offers, agreements and options

 [including warrants, bonds, debentures, notes and

other securities which carry rights to subscribe for

or are convertible into shares of the Company] which

would or might require shares to be allotted be and

is hereby generally and unconditionally approved; the

 aggregate nominal amount of share capital allotted

or agreed conditionally or unconditionally to be

allotted [whether pursuant to an option or otherwise]

 by the directors of the Company pursuant to the

approval in paragraph [i] of this Resolution,

otherwise than pursuant to [a] a Rights Issue [as

specified]; or [b] an issue of shares upon the

exercise of subscription rights under any option

scheme or similar arrangement for the time being

adopted for the grant or issue to the grantees as

specified in such scheme or similar arrangement of

shares or rights to acquire shares of the Company; or

 [c] any issue of shares pursuant to the exercise of

rights of subscription or conversion under the terms

of any existing warrants, bonds, debentures, notes

and other securities of the Company which carry

rights to subscribe for or are convertible into

shares of the Company; or [d] an issue of shares

pursuant to any scrip dividend or similar arrangement

 providing for the allotment of shares in lieu of the

 whole or part of the dividend on shares of the

Company in accordance with the articles of

association of the Company, shall not exceed 20% of

the aggregate nominal amount of the issued share

capital of the Company at the date of the passing of

this Resolution and the said approval shall be

limited accordingly; [Authority expires at the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

PROPOSAL #7.: Approve, conditional upon the passing          ISSUER            YES             FOR                  FOR

of the ordinary resolutions in items 5 and 6 in the

notice convening this meeting, the general mandate

granted to the Directors of the Company to exercise

the powers of the Company to allot, issue and deal

with any additional shares of the Company pursuant to

 ordinary resolution in item 6 of the notice

convening this meeting be and is hereby extended by

the addition thereto of an amount representing the

aggregate nominal amount of the share capital of the

Company repurchased by the Company under the

authority granted pursuant to ordinary resolution in

item 5 of the notice convening this meeting, provided

 that such extended amount shall not exceed 10% of

the aggregate nominal amount of the issued share

capital of the Company at the date of the passing of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE BANK AG, FRANKFURT AM MAIN

  TICKER:                  N/A                 CUSIP:   D18190898

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements and annual report, and the

 report pursuant to Sections 289(4) and 315(4) of the

 German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 793,413,523.95 as

follows: Payment of a dividend of EUR 0.75 per share

EUR 327,769,262.70 shall be carried forward Ex-

dividend and payable date: 28 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010 FY        ISSUER            YES             FOR                  FOR

 KPMG AG, Frankfurt

PROPOSAL #6.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares for trading purposes the Company shall be

 authorized to acquire and sell own shares, at prices

 not deviating more than 10% from the market price of

 the shares, on or before 30 NOV 2014; the trading

portfolio shall not exceed 5% of the Company's share

capital at the end of any given day

PROPOSAL #7.: Authorization to acquire own shares for        ISSUER            YES             FOR                  FOR

 purposes other than trading The Company shall be

authorized to acquire own shares of up to 10% of its

share capital, at prices not deviating more than 10%

from the market price of the shares, on or before 30

NOV 2014 the Board of Managing Directors shall be

authorized to sell the shares on the stock exchange

or to offer them to all shareholders, to use the

shares for acquisition purposes, to use the shares as

 employee shares, to offer the shares to third

parties at a price not materially below their market

price, and to retire the shares

PROPOSAL #8.: Authorization to use derivatives within        ISSUER            YES             FOR                  FOR

 the scope of the acquisition of own shares the

Company shall be authorized to use put or call

options and forward contracts for the purpose of

acquiring own shares as per item 7

PROPOSAL #9.: Approval of the compensation system for        ISSUER            YES         AGAINST           AGAINST

 the Board of Managing Directors as described in the

compensation report to be presented under item 1

PROPOSAL #10.: Amendments to the articles of                       ISSUER            YES             FOR                  FOR

association in connection with the Shareholder Right

Directive Implementation Law [ARUG] a) Section 17(4)

shall be appended in respect of the Board of Managing

 Directors being authorized to allow shareholders to

participate in the shareholders' meeting by

electronic means [online] b) Section 17(5) shall be

appended in respect of the Board of Managing

Directors being authorized to allow shareholders to

exercise their voting rights in writing or

electronically [absentee voting] c) Section18(3)

shall be amended in respect of the Company being able

 to facilitate proxy voting at shareholders' meetings

PROPOSAL #11.: Authorization to issue warrant or                ISSUER            YES             FOR                  FOR

convertible bonds or profit-sharing certificates, the

 creation of contingent capital, and the

corresponding amendments to the Articles of

Association the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to issue bearer or registered bonds or profit-

sharing certificates of up to EUR 9 billion,

conferring a conversion or option right for new

shares of the Company, on or before 30 APR 2015;

shareholders shall be granted subscription rights,

except for the issue of bonds or profit-sharing

certificates at a price not materially below their

theoretical market value, for residual amounts, and

for the granting of such rights to holders of

conversion or option rights; the share capital shall

be increased accordingly by up to EUR 230,400,000

through the issue of up to 90,000,000 new registered

 shares, insofar as conversion and/or option rights

PROPOSAL #12.: Approval of amendments to the control         ISSUER            YES             FOR                  FOR

and profit transfer agreements, or simple profit

transfer agreements, with the following of the

Company's wholly owned subsidiaries, in accordance

with the accounting law modernisation act: a)

Deutsche Bank Private- Und Geschaeftskunden Ag; b)

Schiffsbetriebsgesellschaft Brunswik Mbh; c) Deutsche

 Immobilien Leasing Gmbh; d) Deutsche Stiftungstrust

Gmbh; e) Db Export-Leasing Gmbh; f) Db Capital

Markets [Deutschland) Gmbh; g) Rreef Management Gmbh;

 h) Nordwestdeutscher Wohnungsbautraeger Gmbh

PROPOSAL #13.: Approval of the newly concluded                   ISSUER            YES             FOR                  FOR

control and profit transfer agreem ents with the

following of the Company's wholly owned subsidiaries:

 a) Db Beteiligungs-Holding Gmbh; b) Db Finanz-

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE POST AG

  TICKER:                  N/A                 CUSIP:   D19225107

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and group annual report as well as the

report pursuant to Sections 289[4] and 315[ 4] of the

 German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 880,797,457.47 as

follows: payment of a dividend of EUR 0.60 per share

EUR 155,387,933.07 shall be carried for ward Ex-

dividend and payable date: 29 APR 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisor y Board

PROPOSAL #5.: Appointment of Auditors f or the 2010          ISSUER            YES             FOR                  FOR

FY: PricewaterhouseCoopers AG, Dusseldorf

PROPOSAL #6.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at a price not

deviating more than 10% from the market price of the

shares, on or before 27 APR 2015, the Board of

Managing Directors shall be authorized to dispose of

the shares in a manner other than the stock exchange

or by way of a public offer to all shareholders if

the shares are sold at a price not materially below

their market price, and to retire the shares

PROPOSAL #7.: Approval of the use of derivatives                ISSUER            YES             FOR                  FOR

[call and put options] for the purpose of acquiring

own shares as per item 6

PROPOSAL #8.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 members of the Board of Managing Directors

PROPOSAL #9.: Re-election of Roland Oetker to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #10.: Amendments of the Articles of                       ISSUER            YES             FOR                  FOR

Association in respect of the Supervisory Board

remuneration as of the 2011 FY, the fixed

remuneration shall be increased to EUR 4 0,000 and

the attendance fee to EUR 1,000 per member

PROPOSAL #11.: Further amendments to the Articles of         ISSUER            YES             FOR                  FOR

Association as follows: 11.a] Section 14 [5], the

majority of the votes cast shall be necessary for

resolutions by the Supervisory Board if there is no

other majority mandatory, in case of two election

ties after another, the Chairman shall receive two

votes; 11.b] Section 18 [2]shall be a mended in

respect of the shareholders, meeting being announced

at least 30 days prior to the date of the meeting;

11.c] Section 19 [1], in respect of shareholders

being entitled to participate and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting and

provide evidence of their shareholding as per the

statutory record date; 11.d] Section 19 [2] in

respect of the Board of Managing Directors being

authorized to permit shareholders to absentee vote in

 written form or by electronic means at a

shareholders meeting;11.e] Section 19 [3], in respect

 of proxy- voting instructions being issued as

stipulated by law, the issuance/withdrawal of proxy-

voting instructions must be effected in written form;

 11.f] Section 19 [4], in respect of the Chairman of

the shareholders meeting being authorized to permit

the audiovisual transmission of the meeting; 11.g]

Section 22 [1], in respect of the Board of Managing

Directors being obliged to list the financial

statements and the group financial statements as well

 as the annual report and the group annual report for

 the past FY within the first 3 months of the current

 year and to present them to the Supervisory Board,

together with the proposal for resolution on the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE TELEKOM AG

  TICKER:                  N/A                 CUSIP:   D2035M136

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the agreement to transfer          ISSUER            YES             FOR                  FOR

the Company's T-HOME division to its wholly owned

subsidiary T-Mobile Deutschland GmbH the Company

shall drop down all assets corresponding to the above

 mentioned division to T-Mobile Deutschland GmbH,

pursuant to Section 123(3)No.1 of the Law on the

Transformation of Companies, as per 01 JAN 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONGFENG MTR GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y21042109

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors  the Board'  of the Company for the YE 31

DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the report of the International         ISSUER            YES             FOR                  FOR

Auditors and audited financial statements of the

Company for the YE 31 DEC 2009

PROPOSAL #4: Approve the profit distribution plan of         ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009 and authorize to

the Board to deal with all issues relating to the

distribution of the final dividend for the year 2009

PROPOSAL #5: Authorize the Board to deal with all              ISSUER            YES             FOR                  FOR

issues in relation to the Company's distribution of

interim dividend for the year 2010 in its absolute

discretion  including, but not limited to,

determining whether to distribute interim dividend

for the year 2010

PROPOSAL #6: Re-appointment of Ernst & Young as the          ISSUER            YES             FOR                  FOR

International Auditors of the Company, and Ernst &

Young Hua Ming as the PRC Auditors of the Company for

 the year 2010 to hold office until the conclusion of

 the next AGM, and authorize the Board to fix their

remuneration

PROPOSAL #7: Authorize the Board to fix the                        ISSUER            YES             FOR                  FOR

remuneration of the Directors and the Supervisors of

the Company for the year 2010

PROPOSAL #S.8: Authorize the Board to issue, allot            ISSUER            YES             FOR                  FOR

and deal with additional shares in the Company not

exceeding 20% of each of the existing Domestic Shares

 and H Shares in issue

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  E.ON AG

  TICKER:                  N/A                 CUSIP:   D24914133

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted Annual                ISSUER             NO              N/A                  N/A

Financial Statements and the Consolidated Financial

Statements for the 2009 financial year, along with

the Management Report Summary for E.ON AG and the

E.ON Group and the Report of the Supervisory Board as

 well as the Explanatory Report of the Board of

Management regarding the statements pursuant to

Sections 289 para. 4, 315 para. 4 and Section 289

para.5 German Commercial Code (Handelsgesetzbuch-HGB).

PROPOSAL #2.: Appropriation of balance sheet profits         ISSUER            YES             FOR                  FOR

from the 2009 financial year

PROPOSAL #3.: Discharge of the Board of Management            ISSUER            YES             FOR                  FOR

for the 2009 financial year

PROPOSAL #4.: Discharge of the Supervisory Board for         ISSUER            YES             FOR                  FOR

the 2009 financial year

PROPOSAL #5.: Approval of the compensation system              ISSUER            YES             FOR                  FOR

applying to the Members of the Board of Management

PROPOSAL #6.a: Election of PricewaterhouseCoopers              ISSUER            YES             FOR                  FOR

Aktiengesellschaft Wirtschaftspruefungsgesellschaft,

Duesseldorf, as the auditor for the annual as well as

 the consolidated financial statements for the 2010

financial year

PROPOSAL #6.b: Election of PricewaterhouseCoopers              ISSUER            YES             FOR                  FOR

Aktiengesellschaft Wirtschaftspruefungsgesellschaft,

Duesseldorf, as the auditor for the inspection of the

 abbreviated financial statements and the interim

management report for the first half of the 2010

financial year

PROPOSAL #7.: Authorization for the acquisition and          ISSUER            YES             FOR                  FOR

use of treasury shares

PROPOSAL #8.: Authorization for the issue of option          ISSUER            YES             FOR                  FOR

or convertible bonds, profit participation rights or

participating bonds and for the exclusion of

subscription rights as well as the creation of a

Conditional Capital

PROPOSAL #9: Amendment to Section 20 of the Articles         ISSUER            YES             FOR                  FOR

of Association in view of the Act for the

Implementation of the Shareholder Rights Directive

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDF S A

  TICKER:                  N/A                 CUSIP:   F2940H113

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts for the year        ISSUER            YES             FOR                  FOR

 ending 31 DEC 2009

PROPOSAL #2: Approve the consolidated accounts for            ISSUER            YES             FOR                  FOR

the year ending 31 DEC 2009

PROPOSAL #3: Approve the allocation of the result for        ISSUER            YES             FOR                  FOR

 the year ending 31 DEC 2009, as stated in the annual

 accounts, and setting of the dividend

PROPOSAL #4: Approve the agreements specified in                ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code du Commerce  Commercial

 Code

PROPOSAL #5: Approve the additional Directors'                   ISSUER            YES             FOR                  FOR

attendance fees allocated to the Board of Directors

for the year 2009

PROPOSAL #6: Approve the Directors' attendance fees          ISSUER            YES             FOR                  FOR

allocated to the Board of Directors

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

operate on Company shares

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue shares or tangible assets maintaining

shareholders' preferential subscription rights

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue, through public offers, shares or tangible

assets with suppression of shareholders' preferential

 subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue, through public offers as specified in Article

L. 411-2 II of the Code Monetaire et Financier

Monetary and Financial Code , shares or tangible

assets with suppression of shareholders' preferential

 subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of an increase in capital stock with or

without a preferential subscription right

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by incorporating reserves,

profits, premia or other sums whose capitalization is

 permitted

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock in payment for a public

exchange offer initiated by the Company

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock to remunerate contributions in

 kind given to the Company

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock to the benefit of members of

the savings plan

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock

PROPOSAL #E.17: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELECTRICITE DE FRANCE EDF

  TICKER:                  N/A                 CUSIP:   F2940H113

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Approve to modify the Article 25 of            ISSUER            YES             FOR                  FOR

the Statutes

PROPOSAL #O.2: Approve the renewal of Mr. Bruno                 ISSUER            YES         AGAINST           AGAINST

Lafont's mandate as a Board Member

PROPOSAL #O.3: Approve the renewal of Mr. Henri                 ISSUER            YES         AGAINST           AGAINST

Proglio's mandate as a Board Member

PROPOSAL #O.4: Appoint Mrs. Mireille Faugere as a              ISSUER            YES         AGAINST           AGAINST

Board Member

PROPOSAL #O.5: Appoint Mr. Philippe Crouzet as a                ISSUER            YES         AGAINST           AGAINST

Board Member

PROPOSAL #O.6: Appoint Lord Michael Jay of Ewelme as         ISSUER            YES         AGAINST           AGAINST

a Board Member

PROPOSAL #O.7: Appoint Mr. Pierre Mariani as a Board         ISSUER            YES         AGAINST           AGAINST

Member

PROPOSAL #O.8: Approve to deposit the dividend in              ISSUER            YES             FOR                  FOR

shares; authorize the Board of Directors

PROPOSAL #O.9: Grant powers for formalities                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELETROPAULO METROPOLITANA -  ELETRICIDADE DE SAU P

  TICKER:                  N/A                 CUSIP:   P36476151

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive the administrators accounts,         ISSUER             NO              N/A                  N/A

the administrations report, the financial statements

and the accounting statements regarding the FYE on 31

 DEC 2009

PROPOSAL #2: Destination of the YE results of 2009             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Re-elect the members of the Board of              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Re-elect the members of the finance                ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #5: To set the global remuneration of the            ISSUER             NO              N/A                  N/A

Company Directors and the finance committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELPIDA MEMORY,INC.

  TICKER:                  N/A                 CUSIP:   J1354L103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Reduction in Legal Capital Surplus and         ISSUER            YES             FOR                  FOR

Appropriation of Surplus

PROPOSAL #5.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENI SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T3643A145

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet as of 31 DEC        ISSUER             NO              N/A                  N/A

 2009 of Eni Spa, consolidated balance sheet as of 31

 DEC 2009; Directors, Board of Auditors and External

Auditing Company's reporting

PROPOSAL #O.2: Approve the profits allocation                      ISSUER             NO              N/A                  N/A

PROPOSAL #O.3: Appoint the Independent Auditors for          ISSUER             NO              N/A                  N/A

the period 2010-2018

PROPOSAL #E.1: Amend the Articles 1, 4, 12, 15 and 16        ISSUER             NO              N/A                  N/A

 of the Corporate Bylaws; related resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ESPRIT HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G3122U145

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                   ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and Auditors of the Group for the YE 30 JUN 2009

PROPOSAL #2.: Approve a final dividend of 0.72 Hong          ISSUER            YES             FOR                  FOR

Kong dollar per Share for the YE 30 JUN 2009

PROPOSAL #3.: Approve a special dividend of 1.33 Hong        ISSUER            YES             FOR                  FOR

 Kong dollar per Share for the YE 30 JUN 2009 to be

satisfied by way of mandatory scrip dividend and

capitalization from share premium

PROPOSAL #4.I: Re-elect Mr. Heinz Jurgen Krogner-               ISSUER            YES             FOR                  FOR

Kornalik as a Director of the Company

PROPOSAL #4.II: Re-elect Mr. Jurgen Alfred Rudolf              ISSUER            YES             FOR                  FOR

Friedrich as a Director of the Company

PROPOSAL #4.III: Re-elect Mr. Ronald Van Der Vis as a        ISSUER            YES             FOR                  FOR

 Director of the Company

PROPOSAL #4.IV: Re-elect Mr. Chew Fook Aun as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.V: Re-elect Mr. Francesco Trapani as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.VI: Authorize the Board to fix the                   ISSUER            YES             FOR                  FOR

Directors' fees

PROPOSAL #5.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors and authorize

the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 [a] subject to Paragraph [b] below, during the

Relevant Period [as specified] of all the powers of

the Company to purchase shares of the Company

[Shares] and any securities which carry a right to

subscribe for or purchase Shares, subject to and in

accordance with the applicable laws; [b] the total

nominal amount of Shares which may be purchased

pursuant to the approval in Paragraph [a] above shall

 not exceed 10% of the total nominal amount of the

share capital of the Company, and the total number of

 any securities which carry a right to subscribe for

or purchase Shares which may be purchased pursuant to

 the approval in Paragraph [a] above shall not exceed

 10% of such securities of the Company [or any

relevant class thereof], in each case in issue as at

the date of passing of this resolution, and the said

approval shall be limited accordingly; and [Authority

 expires the earlier of the conclusion of the next

AGM of the Company or the expiration of the period

within which the next AGM is to be held by law]

PROPOSAL #7.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 [a] subject to the restriction on discounts and

restriction on refreshment of this mandate as stated

in the Circular to the shareholders of the Company

dated 10 NOV 2009 and subject to Paragraph [b] below,

 during the Relevant Period [as specified] of all the

 powers of the Company to issue, allot and deal with

additional shares of the Company [Shares] and to make

 or grant offers, agreements and options during the

Relevant Period which would or might require Shares

to be issued, allotted or dealt with during or after

the end of the Relevant Period; [b] the total nominal

 amount of additional Shares issued, allotted, dealt

with or agreed conditionally or unconditionally to be

 issued, allotted or dealt with, pursuant to the

approval in Paragraph [a] above, otherwise than

pursuant to [i] a rights issue [as specified below],

or [ii] any option scheme or similar arrangement of

the Company for the granting or issuance of Shares or

 rights to acquire Shares, or [iii] the exercise of

rights of subscription or conversion under the terms

of any warrants issued or to be issued by the Company

 or any securities which are convertible into shares

of the Company, or [iv] any Scrip Dividend Scheme or

similar arrangement providing for the allotment of

Shares in lieu of the whole or part of a dividend on

Shares of the Company in accordance with the Bye-laws

 of the Company, shall not exceed 5% of the total

nominal amount of the share capital of the Company in

 issue as at the date of passing of this resolution;

and [Authority expires the earlier of the conclusion

of the next AGM of the Company or the expiration of

the period within which the next AGM of the Company

is required by the Bye-Laws of the Company or any

applicable laws to be held]

PROPOSAL #8.: Approve and adopt, conditional upon The        ISSUER            YES             FOR                  FOR

 Stock Exchange of Hong Kong Limited granting the

approval for the listing of, and permission to deal

in, the shares of the Company [Shares] or any part

thereof to be issued pursuant to the exercise of any

options that may be granted under the share option

scheme [the New Share Option Scheme], the terms and

conditions as specified, the New Share Option Scheme

and all the terms and conditions contained therein;

and authorize the Directors of the Company to grant

options to subscribe for Shares there under and to

allot, issue and deal with any Shares pursuant to the

 exercise of the subscription rights under any

options which may be granted from time to time in

accordance with the terms of the New Share Option

Scheme and to do all such acts as they may in their

absolute discretion consider necessary or expedient

in order to give full effect to the New Share Option

Scheme; and approve, subject to Paragraph [a]

hereinabove, the Share Option Scheme adopted by the

Company on 26 NOV 2001 [the 2001 Share Option

Scheme], to terminate with immediate effect provided

that the options which have been granted and remained

 outstanding and/or committed shall continue to

follow the provisions of the 2001 Share Option Scheme

 and the Rules Governing the Listing of Securities on

 The Stock Exchange of Hong Kong Limited

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EURASIAN NATURAL RESOURCES CORPORATION PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G3215M109

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 6 US cents          ISSUER            YES             FOR                  FOR

per ordinary share

PROPOSAL #3: Receive and approve the Directors                   ISSUER            YES             FOR                  FOR

remuneration report for the FYE 31 DEC 2009

PROPOSAL #4: Election of Mr. Felix Vulis as a                     ISSUER            YES             FOR                  FOR

Director  executive

PROPOSAL #5: Election of Ms. Zaure Zaurbekova as a            ISSUER            YES             FOR                  FOR

Director  executive

PROPOSAL #6: Election of Professor Dr. Dieter Ameling        ISSUER            YES             FOR                  FOR

 as a Director  non- executive

PROPOSAL #7: Re-election of Dr. Johannes Sittard as a        ISSUER            YES             FOR                  FOR

 Director  non-executive

PROPOSAL #8: Re-election of Mr. Roderick Thomson as a        ISSUER            YES             FOR                  FOR

 Director  non-executive

PROPOSAL #9: Re-election of Mr. Abdraman Yedibayev as        ISSUER            YES             FOR                  FOR

 a Director  non-executive

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as a Auditors of the Company

PROPOSAL #11: Authorize the Audit Committee of the            ISSUER            YES             FOR                  FOR

Board of Directors to set the remuneration of the

Auditors

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares in the Company up to an aggregate nominal

value of US cents 25,755,000

PROPOSAL #S.13: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

statutory pre-emption rights up to an aggregate

nominal value of US cents 12,877,500

PROPOSAL #S.14: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of shares

PROPOSAL #S.15: Authorize the adoption of new                     ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #S.16: Authorize the general meeting other          ISSUER            YES             FOR                  FOR

than an AGM be called on not less than 14 clear day's

 notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FANUC LTD.

  TICKER:                  N/A                 CUSIP:   J13440102

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES         ABSTAIN           AGAINST

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FLETCHER BUILDING LTD

  TICKER:                  N/A                 CUSIP:   Q3915B105

  MEETING DATE:      11/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Hugh Alasdair Fletcher as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #2.: Re-elect Ralph Graham Waters as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.: Elect Alan Trevor Jackson as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #4.: Elect Gene Thomas Tilbrook as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of KPMG as the Auditor for the ensuing

year

PROPOSAL #6.: Approve and ratify the actions of the          ISSUER            YES         ABSTAIN           AGAINST

Directors in connection with the issue of 75,982,000

Fletcher Building Limited ordinary shares on 08 APR

2009 by way of private placement for a total

consideration of NZD 406,503,700, in accordance with

the Listing Rules of the NZSX and the ASX

PROPOSAL #7.: Approve and ratify the actions of the          ISSUER            YES         ABSTAIN           AGAINST

Directors in connection with the issue of 3,447,373

Fletcher Building Limited ordinary shares on 12 MAY

2009 by way of an offer to certain existing

shareholders for a total consideration of NZD

18,443,446, in accordance with the Listing Rules of

the NZSX and ASX

PROPOSAL #8.A: Approve the issuance of 1,707 shares          ISSUER            YES         ABSTAIN           AGAINST

at an issue price of NZD 5.35 each to Mr. P. E. A.

Baines and/or his Associate/s

PROPOSAL #8.B: Approve the issuance of 6,387 shares          ISSUER            YES         ABSTAIN           AGAINST

at an issue price of NZD 5.35 each to Mr. R. S. Deane

 and/or his Associate/s

PROPOSAL #8.C: Approve the issuance of 142,375 shares        ISSUER            YES         ABSTAIN           AGAINST

 at an issue price of NZD 5.35 each to Mr. H. A.

Fletcher and/or his Associate/s

PROPOSAL #8.D: Approve the issuance of 1,362 shares          ISSUER            YES         ABSTAIN           AGAINST

at an issue price of NZD 5.35 each to Sir Dryden

Spring and/or his Associate/s

PROPOSAL #8.E: Approve the issuance of 139,343 shares        ISSUER            YES         ABSTAIN           AGAINST

 at an issue price of NZD 5.35 each to Mr. R. G.

Waters and/or his Associate/s

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRANCE TELECOM SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4113C103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual financial statements         ISSUER            YES             FOR                  FOR

for the FYE on 31 DEC 2009

PROPOSAL #2: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #3: Approve the allocation of income for the        ISSUER            YES             FOR                  FOR

 FYE on 31 DEC 2009 as reflected in the annual

financial statements

PROPOSAL #4: Approve the agreement pursuant to                   ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #5: Approve the agreements pursuant to                 ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #6: Approve the endorsements to the                       ISSUER            YES             FOR                  FOR

contracts concluded with the Company Novalis in

accordance with Article L.225-42-1 last Paragraph of

the Commercial Code

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

purchase or transfer France telecom shares

PROPOSAL #8: Appointment of Mr. Stephane Richard as a        ISSUER            YES             FOR                  FOR

 Board Member

PROPOSAL #9: Election of Mr. Marc Maouche as a Board         ISSUER            YES         AGAINST           AGAINST

Member, representing the members of the staff

shareholders

PROPOSAL #10: Election of Mr. Jean-Pierre Borderieux         ISSUER            YES         AGAINST           AGAINST

as a Board Member, representing the Members of the

staff shareholders

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares reserved to persons having signed a

liquidity contract with the Company in their capacity

 as holders of shares or stock options of Orange S.A

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with the free issuance of option-based

liquidity instruments reserved to holders of stock

options of Orange S.A. that have signed a liquidity

contract with the Company

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate stock options and/or options to purchase

shares of the Company

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with capital increases reserved to members of

 Saving Plans

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares

PROPOSAL #E.16: Approve the powers for the formalities      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUJIKURA LTD.

  TICKER:                  N/A                 CUSIP:   J14784128

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Adopt Reduction of          ISSUER            YES             FOR                  FOR

Liability System for Outside Directors, Adopt

Reduction of Liability System for Outside Auditors

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUJITSU LIMITED

  TICKER:                  N/A                 CUSIP:   J15708159

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Payment of Bonuses to Corporate        ISSUER            YES         AGAINST           AGAINST

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAFISA S.A.

  TICKER:                  GFA                 CUSIP:   362607301

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A1A: TO RECEIVE THE ACCOUNTS DRAWN UP BY            ISSUER            YES             FOR                  FOR

THE COMPANY'S OFFICERS, EXAMINE, DISCUSS AND VOTE ON

THE FINANCIAL STATEMENTS

PROPOSAL #A1B: TO DECIDE ON THE DESTINATION OF THE            ISSUER            YES             FOR                  FOR

NET PROFITS OF THE FISCAL YEAR ENDED DECEMBER 31ST,

2008, AND ON THE PAYMENT OF DIVIDENDS IN THE AMOUNT

OF R$50,716,096.23.

PROPOSAL #A1C: TO ELECT THE MEMBERS OF THE COMPANY'S         ISSUER            YES             FOR                  FOR

BOARD OF DIRECTORS DUE TO THE EXPIRATION OF THEIR

TERMS OF OFFICE.

PROPOSAL #A1D: TO ESTABLISH THE AMOUNT OF THE GLOBAL         ISSUER            YES             FOR                  FOR

REMUNERATION TO BE PAID TO THE COMPANY'S

ADMINISTRATORS IN 2010.

PROPOSAL #E2A: TO AMEND ARTICLE 5TH OF COMPANY'S                ISSUER            YES             FOR                  FOR

BYLAWS IN ORDER TO REFLECT CAPITAL INCREASES APPROVED

 BY THE BOARD OF DIRECTORS.

PROPOSAL #E2B: TO AMEND THE FOLLOWING PROVISIONS OF          ISSUER            YES             FOR                  FOR

COMPANY'S BYLAWS: (A) SOLE PARAGRAPH OF ARTICLE 3;

(B) ARTICLE 18; (C) ITEM (W) OF ARTICLE 21; (D)

INSERTION OF NEW ARTICLES 26, 29, 30, 31 AND 32, ALL

AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #E2C: TO RESTATE COMPANY'S BYLAWS.                         ISSUER            YES             FOR                  FOR

PROPOSAL #E2D: TO AUTHORIZE THE CONSTITUTION OF A              ISSUER            YES             FOR                  FOR

FIDUCIARY ASSIGNMENT OVER THE REAL ESTATE PROPERTIES

OF THE PROJECTS FINANCED BY THE 7TH ISSUANCE, IN

FAVOR OF THE DEBENTURE HOLDER, REPRESENTED BY THE THE

 FIDUCIARY AGENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAFISA S.A.

  TICKER:                  GFA                 CUSIP:   362607301

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: TO EXAMINE, DISCUSS AND APPROVE THE                ISSUER            YES             FOR                  FOR

PROTOCOL AND JUSTIFICATION OF MERGER OF SHARES WITH

RESPECT TO THE MERGER, INTO THE COMPANY, OF THE

TOTALITY OF SHARES ISSUED BY SHERTIS EMPREENDIMENTOS

E PARTICIPACOES S.A. (SHERTIS), ENROLLED WITH THE

CNPJ/MF UNDER NUMBER 11.039.942/0001-08 (MEGER OF

SHARES).

PROPOSAL #II: TO RATIFY THE APPOINTMENT AND HIRING OF        ISSUER            YES             FOR                  FOR

 THE SPECIALIZED COMPANY APSIS CONSULTORIA

EMPRESARIAL LTDA. (APSIS), RESPONSIBLE FOR THE

ELABORATION OF THE APPRAISAL REPORT, AT BOOK VALUE,

OF THE SHARES ISSUED BY SHERTIS TO BE MERGED INTO THE

 COMPANY (APPRAISAL REPORT).

PROPOSAL #III: TO APPROVE THE APPRAISAL REPORT                   ISSUER            YES             FOR                  FOR

PRESENTED BY APSIS, PREPARED BASED ON A SPECIAL

BALANCE SHEET DATED DECEMBER 31, 2009 AND AUDITED BY

TERCO GRANT THORNTON AUDITORES INDEPENDENTES.

PROPOSAL #IV: APPROVE THE MERGER OF SHARES AND                   ISSUER            YES         AGAINST           AGAINST

CONSEQUENT INCREASE OF CAPITAL STOCK TO BE SUBSCRIBED

 AND PAID IN BY THE OFFICERS OF SHERTIS.

PROPOSAL #V: TO APPROVE THE NEW WORDING OF ARTICLE            ISSUER            YES         AGAINST           AGAINST

5TH OF COMPANY'S BYLAWS RELATED TO THE CAPITAL STOCK,

 IN ORDER TO REFLECT THE CAPITAL INCREASE RESULTING

FROM THE MERGER OF SHARES.

PROPOSAL #VI: TO APPROVE THE RESTATED COMPANY'S                 ISSUER            YES         AGAINST           AGAINST

BYLAWS.

PROPOSAL #VII: TO AUTHORIZE THE OFFICERS OF THE                 ISSUER            YES             FOR                  FOR

COMPANY TO PRACTICE ALL NECESSARY ACTS TO IMPLEMENT

THE REFERRED MERGER OF SHARES AND THE OTHER MATTERS

PROPOSED ON THE AGENDA.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GDF SUEZ, PARIS

  TICKER:                  N/A                 CUSIP:   F42768105

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the transactions and the                 ISSUER            YES             FOR                  FOR

annual financial statements for the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and setting of the dividend

PROPOSAL #O.4: Approve the regulated agreements                 ISSUER            YES             FOR                  FOR

pursuant to Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the Company's shares

PROPOSAL #E.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with preferential subscription rights, i) to

issue common shares and/or any securities giving

access to the Company's capital and/or the Company's

subsidiaries, and/or ii) to issue securities

entitling to allocation of debt securities

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with cancellation of preferential

subscription rights, i) to issue common shares and/or

 any securities giving access to the Company's

capital and/or the Company's subsidiaries, and/or ii)

 to issue securities entitling to allocation of debt

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide to issue common shares or various securities

with cancellation of preferential subscription

rights, as part of an offer pursuant to Article L.

411-2 II of the Monetary and Financial Code

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of issuances of securities with or without

preferential subscription rights carried out under

the 6th, 7th and 8th resolutions

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out the issuance of common shares and/or

various securities as remuneration for the

contribution of securities granted to the Company

within the limit of 10% of the share capital

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital by issuing

shares, with cancellation of preferential

subscription rights in favor of the employees who are

 Members of GDF SUEZ Group' Saving Plans

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital, with

cancellation of preferential subscription rights, in

favor of any entities whose exclusive purpose is to

subscribe, own and transfer GDF SUEZ shares or other

financial instruments as part of the implementation

of one of the multiple formulas of the international

Employee Savings Plan of GDF SUEZ Group

PROPOSAL #E.13: Approve the overall limitation of the        ISSUER            YES             FOR                  FOR

 delegations concerning the capital increase,

immediate and/or at term

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital by incorporation

 of premiums, reserves, profits or others

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of treasury shares

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

subscribe or purchase the Company's shares in favor

of the employees and/or Company's officers and/or

Group subsidiaries

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out the free allocation of shares in favor of

the employees and/or Company's officers and/or Group

subsidiaries

PROPOSAL #E.18: Powers to carry out the decisions of         ISSUER            YES             FOR                  FOR

the General Meeting and for the formalities

PROPOSAL #A.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve in order to limit the

use of debts while increasing the investment capacity

 of the Group, including research & development and

infrastructure, the general meeting decides

concerning the dividend proposed in the 3rd

resolution, that the amount of the dividends paid for

 the FY 2009 is set at EUR 0.80 per share, including

the interim dividend of EUR 0.80 per share already

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLAXOSMITHKLINE PLC

  TICKER:                  N/A                 CUSIP:   G3910J112

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and the financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Re-elect Dr. Stephanie Burns as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-elect Mr. Julian Heslop as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Sir Deryck Maughan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Dr. Daniel Podolsky as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-elect Sir Robert Wilson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8: Authorize the Audit & Risk Committee to         ISSUER            YES             FOR                  FOR

re-appoint PricewaterhouseCoopers LLP as the Auditors

 to the Company to hold office from the end of the

meeting to the end of the next Meeting at which

accounts are laid before the Company

PROPOSAL #9: Authorize the Audit & Risk Committee to         ISSUER            YES             FOR                  FOR

determine the remuneration of the Auditors

PROPOSAL #10: Authorize the Director of the Company,         ISSUER            YES             FOR                  FOR

in accordance with Section 366 of the Companies Act

2006 (the 'Act') the Company is, and all Companies

that are at any time during the period for which this

 resolution has effect subsidiaries of the company

are, authorized: a) to make political donations to

political organizations other than political parties,

 as defined in Section 363 of the Act, not exceeding

GBP 50,000 in total; and b) to incur political

expenditure, as defined in Section 365 of the Act,

not exceeding GBP 50,000 in total, during the period

beginning with the date of passing this resolution

and ending at the end of the next AGM of the company

to be held in 2011 or, if earlier, on 30 JUN 2011

PROPOSAL #11: Authorize the Directors, in                            ISSUER            YES             FOR                  FOR

substitution for all subsisting authorities, to

exercise all powers of the Company to allot shares in

 the Company and to grant rights to subscribe for or

convert any security into shares in the Company: a)

up to an aggregate nominal amount of GBP 432,578,962;

 [such amount to be reduced by the nominal amount

allotted or granted under paragraph (b) in excess of

such sum]; and b) comprising equity securities [as

specified in Section 560(1) of the Act] up to a

nominal amount of GBP 865,157,925 [such amount to be

reduced by any allotments or grants made under

paragraph (a) above] in connection with an offer by

way of a rights issue: i) to ordinary shareholders in

 proportion [as nearly as may be practicable] to

their existing holdings; and ii) to holders of other

equity securities as required by the rights of those

securities or as the Board otherwise considers

necessary, and so that the Directors may impose any

limits or make such exclusions or other arrangements

as they consider expedient in relation to treasury

shares, fractional entitlements, record dates, legal,

 regulatory or practical problems under the laws of,

or the requirements of any relevant regulatory body

or stock exchange in, any territory, or any matter

whatsoever, which authorities shall expire at the end

 of the next AGM of the company to be held in 2011

or, if earlier, on 30 JUN 2011, and the Directors may

 allot shares or grant rights to subscribe for or

convert any security into shares in pursuance of such

 an offer or agreement as if the relevant authority

conferred hereby had not expired

PROPOSAL #12: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to Resolution 11 being passed, the Directors

 be and are hereby empowered to allot equity

securities for cash pursuant to the authority

conferred on the Directors by Resolution 11 and/or

where such allotment constitutes an allotment of

equity securities under section 560(3) of the Act,

free of the restrictions in Section 561(1) of the

Act, provided that this power shall be limited: (a)

to the allotment of equity securities in connection

with an offer or issue of equity securities [but in

the case of the authority granted under paragraph (b)

 of Resolution 11, by way of a rights issue only]:

(i) to ordinary shareholders in proportion [as nearly

 as may be practicable] to their existing holdings;

and (ii) to holders of other equity securities, as

required by the rights of those securities or as the

Board otherwise considers necessary, but so that the

Directors may impose any limits or make such

exclusions or other arrangements as they consider

expedient in relation to treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems under the laws of, or the

requirements of any relevant regulatory body or stock

 exchange in, any territory, or any matter

whatsoever; and (b) in the case of the authority

granted under paragraph (a) of Resolution 11 and/ or

in the case of any transfer of treasury shares which

is treated as an allotment of equity securities under

 Section 560(3) of the Act, to the allotment

(otherwise than pursuant to sub-paragraph (a) above)

of equity securities up to an aggregate nominal

amount of GBP 64,893,333, and shall expire at the end

 of the next AGM of the company to be held in 2011

[or, if earlier, at the close of business on 30 JUN

2011] and the Directors may allot equity securities

in pursuance of such an offer or agreement as if the

PROPOSAL #13: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of section 701 of the Act to make

market purchases (within the meaning of Section

693(4) of the Act) of its own Ordinary shares of 25p

each provided that: (a) the maximum number of

Ordinary shares hereby authorized to be purchased is

519,146, 669; (b) the minimum price which may be paid

 for each Ordinary share is 25p; (c) the maximum

price which may be paid for each Ordinary share shall

 be the higher of (i) an amount equal to 5% above the

 average market value of the Company's ordinary

shares for the five business days immediately

preceding the day on which the ordinary share is

contracted to be purchased and (ii) the higher of the

 price of the last independent trade and the highest

current independent bid on the London Stock Exchange

Official List at the time the purchase is carried

out; and (d) the authority conferred by this

resolution shall, unless renewed prior to such time,

expire at the end of the next AGM of the Company to

be held in 2011 or, if earlier, on 30 JUN 2011

[provided that the company may enter into a contract

for the purchase of Ordinary shares before the expiry

 of this authority which would or might be completed

wholly or partly after such expiry and the company

may purchase Ordinary shares pursuant to any such

PROPOSAL #14: Authorize the Directors, (a) in                     ISSUER            YES             FOR                  FOR

accordance with Section 506 of the Act, the name of

the person who signs the Auditors' reports to the

Company's members on the annual accounts and

auditable reports of the Company for the year ending

31 DEC 2010 as senior Statutory Auditor [as defined

in Section 504 of the Act] for and on behalf of the

Company's Auditors, should not be stated in published

 copies of the reports [such publication being as

defined in Section 505 of the Act] and the copy of

the reports to be delivered to the registrar of

Companies under Chapter 10 of Part 15 of the Act; and

 (b) the Company considers on reasonable grounds that

 statement of the name of the senior statutory

auditor would create or be likely to create a serious

 risk that the senior Statutory Auditor, or any other

 person, would be subject to violence or intimidation

PROPOSAL #15: Approve the general meeting of the                ISSUER            YES             FOR                  FOR

Company other than an AGM may be called on not less

than 14 clear days' notice

PROPOSAL #16: Amend: (a) the Articles of Association         ISSUER            YES             FOR                  FOR

of the company be amended by deleting all the

provisions of the Company's Memorandum of Association

 which, by virtue of Section 28 of the Act, are to be

 treated as provisions of the Company's Articles of

Association; and (b) the Articles of Association

produced to the meeting, and initialled by the

Chairman for the purpose of identification, be

adopted as the Articles of Association of the Company

 in substitution for, and to the exclusion of, all

existing Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREAT EAGLE HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G4069C148

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the terms of the              ISSUER            YES             FOR                  FOR

Acquisition, the entering into of the Sale and

Purchase Agreement, the Shareholders' Agreement, the

provisions of the Corporate Guarantee and the Share

Mortgage, the payment of the Procurement Fee under

the Sale and Purchase Agreement and the transactions

contemplated thereunder as specified

PROPOSAL #2.: Approve and ratify the terms and the            ISSUER            YES             FOR                  FOR

giving of Indemnity and the transactions contemplated

 thereunder as specified in the Notice of the Special

 General Meeting contained in the Circular to

Shareholders dated 21 APR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREAT EAGLE HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G4069C148

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for the YE 31 DEC 2009 together with

the reports of the Directors and Auditors thereon

PROPOSAL #2: Declare a payment of final dividend HKD         ISSUER            YES             FOR                  FOR

35 cents per share

PROPOSAL #3.i: Re-elect Mr. Lo Kai Shui as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.ii: Re-elect Madam Law Wai Duen as a                ISSUER            YES             FOR                  FOR

Director.

PROPOSAL #3.iii: Re-elect Mr. Lo Hong Sui, Antony as         ISSUER            YES             FOR                  FOR

a Director.

PROPOSAL #3.iv: Re-elect Mrs. Lee Pui Ling, Angelina         ISSUER            YES             FOR                  FOR

a as Director

PROPOSAL #3.v: Re-elect Mr. Zhu Qi as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve to fix a maximum number of                 ISSUER            YES         AGAINST           AGAINST

Directors at fifteen and authorize the Directors to

 appoint additional Directors up to such maximum

PROPOSAL #5: Approve to fix a fee of HKD 120,000 per         ISSUER            YES             FOR                  FOR

annum as ordinary remuneration payable to each

Director for the YE 31 DEC 2010

PROPOSAL #6: Re-appoint Messrs. Deloitte Touche                 ISSUER            YES             FOR                  FOR

Tohmatsu as the Company's Auditor and authorize the

Board of Directors to fix Auditor's remuneration

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

during the Relevant Period (as specified) of all the

powers of the Company to repurchase ordinary shares

in the capital of the Company (Shares) on The Stock

Exchange of Hong Kong Limited (Stock Exchange) or on

any other Stock Exchange on which the securities of

the Company may be listed and recognized by the

Securities and Futures Commission and the Stock

Exchange for this purpose, subject to and in

accordance with all applicable laws and the

requirements of the Rules Governing the Listing of

Securities on the Stock Exchange or any other Stock

Exchange as amended from time to time; (b) the

aggregate nominal amount of the Shares which the

Company is authorized to repurchase pursuant to the

approval in  CONTD

PROPOSAL #8: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

during the Relevant Period (as specified) of all the

powers of the Company to allot, issue and deal with

additional Shares in the capital of the Company and

to make or grant offers, agreements and options which

 would or might require the exercise of such power;

(b) the approval in Paragraph (a) of this resolution

shall authorize the Directors of the Company during

the Relevant Period to make or grant offers,

agreements and options which would or might require

the exercise of such powers after the end of the

Relevant Period; (c) the aggregate nominal amount of

share capital allotted, issued or dealt with or

agreed conditionally or unconditionally to be

allotted, issued or dealt with (whether pursuant to

PROPOSAL #9: Approve, conditional upon the passing of        ISSUER            YES             FOR                  FOR

 Resolutions 7 and 8 set out in this notice convening

 this meeting, the aggregate nominal amount of the

shares which are repurchased or otherwise acquired by

 the Company pursuant to Resolution 7 shall be added

to the aggregate nominal amount of the shares which

may be issued pursuant to Resolution 8, provided that

 such an amount shall not exceed 10% of the aggregate

 nominal amount of the share capital of the Company

in issue as at the date of the passing of this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FINANCIERO BANORTE S A B DE C V

  TICKER:                  N/A                 CUSIP:   P49501201

  MEETING DATE:      2/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to pay a cash dividend                        ISSUER            YES             FOR                  FOR

equivalent to MXN 0.17 per share

PROPOSAL #2: Approve the designation of delegate(s)          ISSUER            YES             FOR                  FOR

to formalize and execute the resolutions taken by the

 assembly

PROPOSAL #3: Approve the minutes of the assembly                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FINANCIERO BANORTE S A B DE C V

  TICKER:                  N/A                 CUSIP:   P49501201

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report that are referred to         ISSUER            YES             FOR                  FOR

in part IV of Article 28 of the securities Market

Law, for the FYE on 31 DEC 2009

PROPOSAL #2: Approve the allocation of profit                      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve to pay cash dividend in the                ISSUER            YES             FOR                  FOR

amount of MXN 0.17 per share

PROPOSAL #4: Approve the designation of the Members          ISSUER            YES         AGAINST           AGAINST

of the Board of Directors of the Company and

classification of their independence

PROPOSAL #5: Approve to determine the compensation            ISSUER            YES             FOR                  FOR

for the Members of the Board of Directors

PROPOSAL #6: Approve designation of the Members of            ISSUER            YES         AGAINST           AGAINST

the audit and corporate practices committee

PROPOSAL #7: Receive the report from the Board of              ISSUER            YES             FOR                  FOR

Directors regarding the transactions carried out with

 shares of the Company during 2009, as well as the

maximum amount of funds that can be allocated to the

purchase of shares of the Company for the 2010 FY

PROPOSAL #8: Approve the designation of a delegate or        ISSUER            YES             FOR                  FOR

 delegates to formalize and carry out if relevant,

the resolutions passed by the meeting

PROPOSAL #9: Approve the drafting, reading and the            ISSUER            YES             FOR                  FOR

meeting minutes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE

  TICKER:                  N/A                 CUSIP:   P49501201

  MEETING DATE:      10/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #i.: Approve to pay a cash dividend in the          ISSUER            YES             FOR                  FOR

amount of MXN 0.18 per share

PROPOSAL #ii.: Receive the report from the outside            ISSUER            YES             FOR                  FOR

Auditor regarding the fiscal situation of the Company

PROPOSAL #iii.: Approve the designation of a delegate        ISSUER            YES             FOR                  FOR

 or delegates to formalize and carry out if relevant,

 the resolutions passed by the meeting

PROPOSAL #iv.: Approve the meeting minutes                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO TELEVISA, S.A.B.

  TICKER:                  TV                   CUSIP:   40049J206

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: PROPOSAL IN CONNECTION WITH A DIVIDEND          ISSUER            YES             FOR                  FOR

PAYMENT TO THE SHAREHOLDERS; RESOLUTIONS IN THIS

REGARD.

PROPOSAL #II: APPOINTMENT OF DELEGATES WHO WILL CARRY        ISSUER            YES             FOR                  FOR

 OUT AND FORMALIZE THE RESOLUTIONS ADOPTED AT THIS

MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO TELEVISA, S.A.B.

  TICKER:                  TV                   CUSIP:   40049J206

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: APPOINTMENT OR RATIFICATION, AS THE CASE        ISSUER            YES         AGAINST           AGAINST

 MAY BE, OF THE MEMBERS OF THE BOARD OF DIRECTORS TO

BE APPOINTED AT THIS MEETING PURSUANT TO ARTICLES

TWENTY SIXTH, TWENTY SEVENTH AND OTHER APPLICABLE

ARTICLES OF THE CORPORATE BY-LAWS.

PROPOSAL #II: APPOINTMENT OF DELEGATES TO CARRY OUT          ISSUER            YES             FOR               AGAINST

AND FORMALIZE THE RESOLUTIONS ADOPTED AT THIS MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANA FINANCIAL GROUP INC, SEOUL

  TICKER:                  N/A                 CUSIP:   Y29975102

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet and income              ISSUER            YES             FOR                  FOR

statement

PROPOSAL #2: Approve the proposed disposition of                ISSUER            YES             FOR                  FOR

retained earnings

PROPOSAL #3: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Election of Jeong Haewang, Jeong                 ISSUER            YES             FOR                  FOR

Kwangsun and Choi Kyungkyu as the External

PROPOSAL #4.2: Election of the Members of Audit                 ISSUER            YES             FOR                  FOR

Committee who are External Directors

PROPOSAL #5: Approve the remuneration limit for the          ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HEINEKEN NV

  TICKER:                  N/A                 CUSIP:   N39427211

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Receive the report for the FY 2009               ISSUER             NO              N/A                  N/A

PROPOSAL #1.b: Adopt the financial statements for the        ISSUER            YES             FOR                  FOR

 FY 2009

PROPOSAL #1.c: Approve the appropriation of the                 ISSUER            YES             FOR                  FOR

balance of the income statement in accordance with

Article 12 paragraph 7 of the Company's Articles of

Association

PROPOSAL #1.d: Grand discharge to the Members of the         ISSUER            YES             FOR                  FOR

Executive Board

PROPOSAL #1.e: Grand discharge to the Members of the         ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #2: Approve the acquisition of 100% of the          ISSUER            YES             FOR                  FOR

beer operations of Fomento Economico Mexicano, S.A.B.

 de C.V (FEMSA) via an all share transaction

PROPOSAL #3.a: Authorize the Managing Board, subject         ISSUER            YES             FOR                  FOR

to the approval of the Supervisory Board, to cause

the Company to acquire its own shares for valuable

consideration, up to a maximum number which, at the

time of acquisition, the Company is permitted to

acquire pursuant to the provisions of Section 98,

Subsection 2, of Book 2 of the Netherlands Civil

Code; such acquisition may be effected by means of

any type of contract, including stock exchange

transactions and private transactions; the price must

 lie between the nominal value of the shares and an

amount equal to 110% of the market price; by 'market

price ' is understood the opening price reached by

the shares on the date of acquisition, as evidenced

by the official price list of Euronext Amsterdam NV;

[Authority expires after 18 months commencing on 22

PROPOSAL #3.b: Approve to designate the Managing                ISSUER            YES             FOR                  FOR

Board, subject to the approval of the Supervisory

Board, for a period of 18 months as the body which is

 authorised, to resolve to issue shares to FEMSA [and

 its affiliates] up to a number of shares not

exceeding 86,029,019 shares in exchange for the

transfer by FEMSA of its beer operations [consisting

of all shares of common stock in FEMSA Cerveza held

by FEMSA and its affiliates'] to the Company and

subject to FEMSA [and its affiliates] transferring

43,018,320 of these new shares to Heineken Holding

N.V. in exchange for 43,018,320 new Heineken Holding

N.V. shares to be issued to FEMSA [and its affiliates]

PROPOSAL #3.c: Approve to designate the Managing                ISSUER            YES             FOR                  FOR

Board, subject to the approval of the Supervisory

Board, for a period of 18 months as the body which is

 authorised to resolve to issue shares up to a number

 of shares not exceeding 10% of the number of issued

shares in the capital of the Company; the

authorisation may be used in connection with the

Long-Term Incentive Plan for the Members of the

Executive Board and the Long-Term Incentive Plan for

the Senior Management, but may also serve other

purposes,such as the issue of those of the allotted

shares that will not be repurchased under Resolution

3.a and other acquisitions

PROPOSAL #3.d: Authorize the Executive Board to                 ISSUER            YES             FOR                  FOR

restrict or exclude shareholders pre-emptive rights

PROPOSAL #4: Corporate governance, comply or explain         ISSUER             NO              N/A                  N/A

report

PROPOSAL #5.a: Approve the adjustments to the                     ISSUER            YES         AGAINST           AGAINST

Remuneration Policy for the Executive Board

PROPOSAL #5.b: Approve the related amendment to the          ISSUER            YES         AGAINST           AGAINST

Long Term Incentive Plan for the Executive Board

PROPOSAL #6.a: Appointment of Mr. J.A. Fernandez                ISSUER            YES             FOR                  FOR

Carbajal as a Member of the Supervisory

PROPOSAL #6.b: Appointment of Mr. J.G. Astaburuaga            ISSUER            YES             FOR                  FOR

Sanjines as a Member of the Supervisory

PROPOSAL #6.c: Re-appoint Mr. C.J.A. van Lede as a            ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #6.d: Re-appoint Mr. J.M. de Jong as a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #6.e: Re-appoint Mrs. A.M. Fentener van                ISSUER            YES             FOR                  FOR

Vlissingen as a Member of the Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENKEL AG & CO. KGAA, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D32051126

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual financial            ISSUER             NO              N/A                  N/A

the consolidated financial statements as endorsed by

the Supervisory Board, and of the Management reports

of Henkel AG & Co. KGaA and of the Group, including

the corporate governance/corporate management and

remuneration reports, the report of the Supervisory

Board for fiscal 2009, and the resolution adopting

the annual financial statements of Henkel AG & CO.

KGaA for fiscal 2009

PROPOSAL #2.: Resolution on the appropriation of                ISSUER             NO              N/A                  N/A

profit

PROPOSAL #3.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the personally liable partner

PROPOSAL #4.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the Supervisory Board

PROPOSAL #5.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the shareholders' Committee

PROPOSAL #6.: Resolution on the appointment of the            ISSUER             NO              N/A                  N/A

Auditors of the annual financial statements and the

consolidated financial statements for fiscal 2010 and

 the examiners for the financial review of interim

reports

PROPOSAL #7.1: Election of Kfm. Johann-Christoph Frey        ISSUER             NO              N/A                  N/A

 as a Member of Supervisory Board

PROPOSAL #7.2: Election of HErrn Dr. Rer. Nat. Kaspar        ISSUER             NO              N/A                  N/A

 Freiher Von Rraun as a Member of Supervisory Board

PROPOSAL #8.: Resolution to approve the remuneration         ISSUER             NO              N/A                  N/A

system for Members of the Management Board

PROPOSAL #9.: Resolution to adopt the amendment of            ISSUER             NO              N/A                  N/A

Article 19(3) Article 20(1) and (4), Article 21(2)

and (3) and Article 23(3) of the Articles of

Association in line with the requirements of the Act

implementing the shareholders' rights directive [ARUG]

PROPOSAL #10.: Resolution to renew authorization to          ISSUER             NO              N/A                  N/A

purchase and appropriate the Corporation's own shares

 [treasurystock] in accordance with Clause 71(1) No.

8 AktG and to exclude the pre-emptive rights of

existing shareholders

PROPOSAL #11.: Resolution to cancel the existing                ISSUER             NO              N/A                  N/A

authorized capital amount and to create a new

authorized capital amount [authorized capital 2010]

for cash contributions with the option of excluding

pre-emptive rights, with corresponding amendments of

the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENKEL AG & CO. KGAA, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D32051126

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Announcement of the resolution of the          ISSUER             NO              N/A                  N/A

AGM of 19 APR 2010 to cancel the existing authorized

capital amount and to create authorized capital

amount [authorized capital 2010] for cash

contributions with the options of excluding pre-

emptive rights, with corresponding amendment of the

Articles of Association as specified

PROPOSAL #2.: Special resolution of the preferred              ISSUER             NO              N/A                  N/A

shareholders pertaining to the resolution of the AGM

of 19 ARP 2010 to cancel the existing authorized

capital amount and to create a new authorized capital

 amount [authorized capital 2010] to be issued for

cash with the option of excluding pre-emptive rights,

 with corresponding amendments of the Articles of

Association, as per the proposed resolution announced

 under Item 1 of this agenda

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOYA CORPORATION

  TICKER:                  N/A                 CUSIP:   J22848105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Authorize Use of Stock Options, and                ISSUER            YES             FOR                  FOR

Allow Board to Authorize Use of Stock Option Plan

PROPOSAL #3.1: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.2: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.3: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.4: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.5: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.6: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.7: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.8: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.9: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #4: Shareholder's Proposal: Amend Articles          ISSUER            YES             FOR               AGAINST

to Increase the Number of Characters for the Amount

of Explanatory Text Permitted for Shareholder

Propositions to 4,000 chrs.

PROPOSAL #5: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Allow Secret ballots

PROPOSAL #6: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Restrict the Number of Corporate Insiders' Seats

on the Board of Directors

PROPOSAL #7: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Eliminate Articles Related to Rejecting Cumulative

 Votes

PROPOSAL #8: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Prohibit Interlocking Directors

PROPOSAL #9: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Restrict the Number of Positions Assumed by

Outside Directors at Other companies

PROPOSAL #10: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Restrict the Number of Times that an Outside

Director May be Reappointed to 10

PROPOSAL #11: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Disclose Remuneration to Directors Who Have

PROPOSAL #12: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Obligate the Company to Hold Meetings not

Involving Executive Officers

PROPOSAL #13: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Obligate the Company to Create Guidelines Defining

 Independent Directors

PROPOSAL #14: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Disclose Remunerations to Directors and Corporate

Officers Individually

PROPOSAL #15: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Disclose Positions at Public-Interest Corporations

 Held By Director Candidates

PROPOSAL #16: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Require Prior notice of Shares to be Sold By

Directors and their Families and Disclose it to

Shareholders

PROPOSAL #17: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Prohibit hedging by Stock Option Holders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HSBC HOLDINGS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G4634U169

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual accounts and reports         ISSUER            YES             FOR                  FOR

of the Director's and of the Auditor for the YE 31

DEC 2009

PROPOSAL #2.: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect R. A. Fairhead as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.b: Re-elect M. F. Geoghegan as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.c: Re-elect S. K. Green as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.d: Re-elect G. Morgan as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.e: Re-elect N. R. N. Murthy as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.f: Re-elect S. M. Robertson as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.g: Re-elect J. L. Thornton as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.h: Re-elect Sir Brian Williamson as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-appoint KPMG Audit PLC as the                   ISSUER            YES             FOR                  FOR

Auditor at remuneration to be determined by the Group

 Audit Committee

PROPOSAL #5.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and for the purposes of Section 551 of the Companies

Act 2006 [the Act] Company to allot shares in the

Company and to grant rights to subscribe for, or to

convert any security into, shares in the Company up

to an aggregate nominal amount of GBP 100,000 [in the

 form of 10,000,000 Non-cumulative Preference Shares

of GBP 0.01 each], EUR 100,000 [in the form of

10,000,000 non-cumulative preference shares of EUR

0.01 each], USD 85,500 [in the form of 8,550,000 Non-

Cumulative Preference Shares of USD 0.01 each] and

USD 1,742,319,000 [in the form of 3,484,638,000

ordinary shares of USD 0.50 each in the capital of

the Company [Ordinary Shares] [the latter being equal

 to approximately 20 per cent of the nominal amount

of Ordinary Shares of the Company in issue at the

latest practicable date prior to the printing of the

Notice of this Meeting]; provided that this authority

 shall be limited so that, otherwise than pursuant

to: (a) a right issue or other issue the subject of

an offer or invitation, open for acceptance for a

period fixed by the Directors, to: i) holders of

Ordinary Shares where the shares respectively

attributable to the interests of all holders of

Ordinary Shares are proportionate [or as nearly as

may be] to the respective number of Ordinary Shares

held by them; and ii) holders of Securities, Bonds,

Debentures or Warrants which, in accordance with the

rights attaching thereto, are entitled to participate

 in such a rights issue or other issue or as the

Directors consider necessary, but subject to such

exclusions or other arrangements as the Directors may

 deem necessary or expedient in relation to record

dates, fractional entitlements or securities

represented by depositary receipts or having regard

to any restrictions, obligations, practical or legal

problems under the laws of or the requirements of any

 regulatory body or Stock Exchange in any territory

or otherwise howsoever, or (b) the terms of any Share

 Plan for employees of the Company or any of its

subsidiary undertakings; or (c) any scrip dividend

scheme or similar arrangements implemented in

accordance with the Articles of Association of the

Company; or (d) the allotment of up to 10,000,000

Non-cumulative Preference Shares of GBP 0.01 each,

10,000,000 Non-cumulative Preference Shares of EUR

0.01 each and 8,550,000 Non-cumulative Preference

Shares of USD 0.01 each in the capital of the

Company, the nominal amount of shares to be allotted

or rights to subscribe for, or to convert any

security into, shares to be granted by the Directors

pursuant to this authority wholly for cash shall not

in aggregate exceed USD 435,579,750 [being equal to

approximately 5% of the Ordinary Shares of the

Company in issue at the latest practical date prior

to the printing of the Notice of this Meeting]

[Authority expires at the conclusion of the AGM of

the Company to be held in 2011]  and the Directors

may allot shares or grant rights to subscribe for, or

 to convert any security into, shares [as the case

PROPOSAL #S.6: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 5 as specified, pursuant to

 Section 570 of the Companies Act 2006 [the Act] to

allot equity securities [within the meaning of

Section 560 of the Act] [disapplying the statutory

pre-exemption rights 561(1) of the Act]; [Authority

expires at the conclusion of the AGM of the Company

to be held in 2011] save that this authority shall

allow the Company before the expiry of this power to

make offers or agreements which would or might

require equity securities to be allotted after such

expiry and the Directors may allot equity securities

in pursuance of such offers or agreements as if the

power conferred hereby had not expired

PROPOSAL #S.7: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company as specified: (a) by deleting Article

55.2 in its entirely and renumbering the remainder of

 Article 55 accordingly; (b) by inserting into

Article 55.2 [as renumbered pursuant to this

Resolution] the words include such statements as are

required by the Act and shall in any event so that

Article 55.2 shall begin as specified (c) by deleting

 from Article 60.1 the words the same day in the next

 week at the same time and place, or to such other

day and substituting therefore the words such day

[being not less than ten clear days after the

original meeting] so that Article 60.1 reads as

specified; (d) by inserting into Article 73.3 the

words, subject to the Act, and deleting the words ,

on a poll, so that Article 73.3 as specified; (e) by

deleting Article 74 in its entirely and renumbering

Articles 75, 76 and 77 accordingly; (f) by inserting

into Article 76 [as renumbered pursuant to paragraph

(e) of this Resolution] the following new Article

76.2 to 76.4; and (g) by inserting a new Article 77

PROPOSAL #8: Approve the amendment to the trust deed         ISSUER            YES             FOR                  FOR

and rules of the HSBC Holding UK Share Incentive Plan

 [UK SIP] [as specified] to extend the termination

date of the UK SIP from 29 MAY 2010 to 28 MAY 2020

and authorize the Directors to do whatever may be

necessary or expedient to carry the amended UK SIP

into effect including making such changes as may be

necessary or expedient to secure the approval of HM

Revenue & Customs under Schedule 2 to the Income Tax

[Earning and pension] Act 2003; and to establish for

the benefit of non-United Kingdom resident employees

of the Company or of any of its direct or indirect

subsidiaries such further all-employee share

incentive plans as the Directors shall from time to

time consider appropriate, provided that; i) any such

 further plans are based on or similar to the UK SIP

or any part or parts thereof but with such variations

 as the Directors may consider necessary or

desirable, taking into account local tax, exchange

control and securities laws in relevant overseas

countries or territories; and  ii) where Ordinary

Shares of USD 0.50 each in the capital of the Company

 [Ordinary Shares] made available under such further

plans are newly issued such Ordinary Shares shall be

counted against to overall limit applicable to the

Company's Employee Share Plans, and so that for this

purpose establishing a plan also includes

participating in any plan established or operated by

any direct or indirect subsidiary or establishing or

participating in a sub-plan or adopting such other

method or approach as the Directors consider

appropriate to achieve the relevant objectives

PROPOSAL #S.9: Approve, that the Company General                ISSUER            YES             FOR                  FOR

Meetings [other than AGMs] being called on a minimum

of 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYNIX SEMICONDUCTOR INC

  TICKER:                  N/A                 CUSIP:   Y3817W109

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Financial Statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Election of J.K.Kim, O.C. Oh, M.C.Kim           ISSUER            YES             FOR                  FOR

(EXTERNAL) J.S.Park, K.J.Baek, I.P.Jeon, B.H.Han,

J.B.Choi, B.T.Jung, J.Y.Song, H.J.Ki  as the Directors

PROPOSAL #4: Election of (External) Gapjong Baek,              ISSUER            YES             FOR                  FOR

Jaeyong Song, Changho Kim as the Outside Directors

who is an Audit Committee Members

PROPOSAL #5: Approve the remuneration of a Director           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICAP PLC

  TICKER:                  N/A                 CUSIP:   G46981117

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER            YES             FOR                  FOR

the FYE 31 MAR 2009, together with the reports of the

 Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 12.35p per         ISSUER            YES             FOR                  FOR

ordinary share for the FYE 31 MAR 2009 be paid to all

 holders of ordinary shares on the register of

members of the Company at the close of business on 17

 JUL 2009 in respect of all ordinary shares then

registered in their names, save that in the event

that the scrip dividend offer made by the Company on

12 JUN 2009 subsequently becomes unconditional in all

 respects no such cash dividend shall [save as

provided in such scrip dividend offer] be paid on

ordinary shares in respect of which a valid

acceptance of such scrip dividend offer shall have

been received by the Company prior to 5.00 pm on 31

PROPOSAL #3.: Re-elect Mr. Michael Spencer as a                 ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #4.: Re-elect Mr. Mark Yallop as a Director         ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company for the FYE 31 MAR 2010

PROPOSAL #6.: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors of the Company

PROPOSAL #7.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the FYE 31 MAR 2009

PROPOSAL #8.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company from GBP 90 million to

GBP 110 million by the creation of 200 million

ordinary shares of 10p each identical to and ranking

pari passu with the existing authorized but unissued

shares of 10p each in the capital of the Company

PROPOSAL #9.: Authorize the Directors, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 80 of the Companies Act 1985 the

Company to allot relevant securities [Section 80(2)

of the said Act] up to an aggregate nominal amount of

 GBP 21,591,197; comprising equity securities

[section 94 of the Act] up to an aggregate nominal

amount [when added to any allotments made under this

resolution] of GBP 43,182,394 in connection with or

pursuant to an offer or invitation by way of a rights

 issue in favour of holders of ordinary shares in

proportion [as nearly as practicable] to the

respective number of ordinary shares held by them on

the record date for such allotment and holders of any

 other class of equity securities entitled to

participate therein or if the directors consider it

necessary, as permitted by the rights of those

securities, but subject to such exclusions or other

arrangements as the Directors may consider necessary

or appropriate to deal with fractional entitlements,

Treasury Shares, record dates or legal, regulatory or

 practical difficulties which may arise under the

laws of, or the requirements of any regulatory body

or stock exchange in, any territory or any other

matter whatsoever; [Authority expires at the

conclusion of the AGM for 2010 [or, if earlier, on 15

 OCT 2010]; and the Directors may allot relevant

securities after the expiry of this authority in

pursuance of such an offer or agreement made prior to

 such expiry; authority shall be in substitution for

and shall replace any existing authority pursuant to

the said Section 80, to the extent not utilized at

PROPOSAL #S.10: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 9, pursuant to Section

95(1) of the Act to: allot equity securities [Section

 94 of the said Act] for cash pursuant to the

authority conferred by Resolution 9, to sell relevant

 shares [Section 94(5) of the Act] held by the

Company as treasury shares [as provided for in

Section 94(3A) of the Act] [Treasury Shares] for cash

 [Section 162D(2) of the Act], disapplying the

statutory pre-emption rights [Section 89(1)];

provided that this power is limited to the allotment

of equity securities and the sale of Treasury Shares:

 i) in connection with or pursuant to an offer or

invitation [but in the case of the authority granted

under Resolution 9, by way of rights issue only] in

favour of ordinary shareholders and ii) up to an

aggregate nominal amount of GBP 3,238,679; [Authority

 expires at the conclusion of the AGM of the Company

for 2010 [or, if earlier, on 15 OCT 2010]; and the

Company may allot equity securities after the expiry

of this authority in pursuance of such an offer or

PROPOSAL #S.11: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 166 of the Companies

Act, to make market purchases [Section 163(3) of such

 act] of up to 64,773,593 ordinary shares in the

capital of the Company, at a minimum price, exclusive

 of expenses, which may be paid for any amount equal

to the nominal value of each share and up to 105% of

the average market value for such shares derived from

 the London Stock Exchange Daily Official List, for

the 5 business days preceding the date of purchase;

[Authority expires at the conclusion of the next AGM

of the Company for 2010 [or, if, sooner, on 15 OCT

2010]; and the Company, before the expiry, may make a

 contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #12.: Authorize the Company's and those                ISSUER            YES             FOR                  FOR

companies which are subsidiaries of the Company at

any time during the period for which this resolution

has effect be authorized for the purposes of Part 14

of the Companies Act 2006 to: a) make political

donations to political parties or independent

election candidates; b) make political donations to

political organizations other than political parties;

 and c) incur political expenditure provided that the

 aggregate amount of any such donations and

expenditure shall not exceed GBP 100,000 during the

period beginning with the date of the passing of this

 resolution; [Authority expires at the conclusion of

the Company's AGM in 2010 for the purposes of this

resolution], the terms political donations,

independent election candidates, political

organizations and political expenditure have the

meanings set out in Part 14 of the Companies Act 2006

PROPOSAL #13.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to exercise the powers conferred on them by the

Company's Articles of Association as they may from

time to time be varied so that, to the extent and in

the manner determined by the Directors, the holders

of ordinary shares in the Company be permitted to

elect to receive new ordinary shares in the Company

credited as fully paid, in lieu of the whole or any

part of any cash dividend [including interim

dividends] declared by the Company in general meeting

 or paid by the Directors on or before 14 JUL 2014;

and to capitalize an amount equal to the aggregate

nominal value of the new ordinary shares of the

Company to be allotted pursuant to any elections made

 as aforesaid out of the amounts standing to the

credit of the Company's reserve accounts [including

any share premium account and capital redemption

reserve] or to the credit of the Company's profit and

 loss account [in each case, whether or not such

amounts are available for distribution], as the

Directors may determine, and to apply such sum in

paying up ordinary shares in the Company in full and

to allot such ordinary shares to the shareholders in

the Company validly making such elections in

accordance with their respective entitlements

PROPOSAL #S.14: Authorize the Company to hold general        ISSUER            YES             FOR                  FOR

 meetings on not less than 14 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IGM FINL INC

  TICKER:                  N/A                 CUSIP:   449586106

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of  Marc A. Bibeau as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Heather E. Conway as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Andre Desmarais  as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of  Paul Desmarais, Jr. as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of V. Peter Harder  as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Daniel Johnson as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of John McCallum  as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Raymond L. McFeetors as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of R. Jeffrey Orr  as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.10: Election of Roy W. Piper  as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Michel Plessis-Belair  as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #1.12: Election of Henri-Paul Rousseau as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of Philip K. Ryan as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of Susan Sherk  as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Election of Charles R. Sims as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.16: Election of Murray J. Taylor  as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.17: Election of Gerard Veilleux as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.: Appointment of Deloitte & Touche LLP as        ISSUER            YES             FOR                  FOR

 the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMPERIAL TOB GROUP PLC

  TICKER:                  N/A                 CUSIP:   G4721W102

  MEETING DATE:      2/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Dr. K M Burnett                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. J D Comolli                                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. R Dyrbus                                       ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. C F Knott                                     ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. I J G Napier                                ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors to hold office until the conclusion

of the next general meeting at which accounts are

laid before the Company

PROPOSAL #10.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #11.: Approve the donations to political              ISSUER            YES             FOR                  FOR

organizations

PROPOSAL #12.: Grant authority to allot securities             ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve to disapply preemption rights        ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve the purchase of own shares             ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Approve the notice period for general        ISSUER            YES             FOR                  FOR

 meetings

PROPOSAL #S.16: Approve the Memorandum and Articles          ISSUER            YES             FOR                  FOR

of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INCHCAPE PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G47320174

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements of                ISSUER            YES             FOR                  FOR

Company for the FYE 31 DEC 2009 together with the

reports of the Directors and Auditors thereon

PROPOSAL #2: Approve the Board report on remuneration        ISSUER            YES             FOR                  FOR

 set out on Pages 68 to 74 of the Company's annual

report and accounts for the FYE 31 DEC 2009

PROPOSAL #3: Election of Alison Cooper as a Director         ISSUER            YES             FOR                  FOR

of the Company, who has been appointed as a Director

of the Company since the last AGM of the Company

PROPOSAL #4: Election of John McConnell as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who has been appointed as a Director

 of the Company since the last AGM of the Company

PROPOSAL #5: Election of Nigel Northridge as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who has been appointed as a

Director of the Company since the last AGM of the

Company

PROPOSAL #6: Re-appoint PricewaterhouseCoopers LLP,          ISSUER            YES             FOR                  FOR

as the Auditors of the Company to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to determine the Auditors' remuneration

PROPOSAL #8: Approve, subject to and conditional upon        ISSUER            YES             FOR                  FOR

 the admission of the New Ordinary Shares (as defined

 below) to the Official List of the United Kingdom

Listing Authority and to trading on the London Stock

Exchange's main market for listed securities becoming

 effective, each of the ordinary shares of one penny

each in the capital of the Company (the Existing

Ordinary Shares) which at 5.00 p.m. on 14 MAY 2010

are shown in the books of the Company to be in issue

or held in treasury shall be consolidated into

ordinary shares of 10 pence each in the capital of

the Company (the New Ordinary Shares) on the basis of

 10 Existing Ordinary Shares being consolidated into

one New Ordinary Share, each New Ordinary Share

having the same rights as the Existing Ordinary

Shares, provided that: (A) where such consolidation

PROPOSAL #CONTD: CONTD results in any member being            ISSUER             NO              N/A                  N/A

entitled to a fraction of a New Ordinary Share, such

fraction shall, so for as possible, be aggregated

with the fractions of a New Ordinary Shares to which

other members of the Company may be entitled; and (b)

 authorize the Directors of the Company to sell (or

appoint any other person to sell to any person), on

behalf of the relevant members, all the New Ordinary

Shares representing such fractions at the best price

reasonably obtainable to any person, and to

distribute the proceeds of sale (net of expenses) in

due proportion among the relevant members entitled

thereto (save that any fraction of a penny which

would otherwise be payable shall be rounded up or

down in accordance with the usual practice of the

registrar of the Company, and save the Company may

PROPOSAL #CONTD: CONTD the net proceeds of sale of            ISSUER             NO              N/A                  N/A

such New Ordinary Shares representing such fractions

where the individual amount of net proceeds to which

any member is entitled is less than GBP 5.00); and

authorize any Director of the Company (or any person

appointed by the Directors of the Company) to execute

 an instrument of transfer in respect of such New

Ordinary Shares on behalf of the relevant members and

 to do all acts and things the Directors consider

necessary or expedient to effect the transfer of such

 shares to, or in accordance with the Directions of,

any buyer of any such shares

PROPOSAL #9: Authorize the Board, generally and                 ISSUER            YES             FOR                  FOR

unconditionally, in substitution for all subsisting

authorities to allot shares in the Company and to

grant rights to subscribe for or to convert any

security into shares in the Company: Up to a nominal

amount of GBP 15,346,731 (such amount to be reduced

by the nominal amount allotted or granted under

paragraph (B) below in excess of such sum); and b)

comprising equity securities (Section 560(1) of the

Companies Act 2006) up to a nominal amount of GBP

30,693,462 (such amount to be reduced by any

allotments or grants made under paragraph (A) above)

in connection with an offer by way of a rights issue;

 i) to ordinary shareholders in proportion (as nearly

 as may be practicable) to their existing holdings;

and ii) to holder of other equity securities as

required by the rights of those securities or as the

Board otherwise consider necessary; CONTD

PROPOSAL #CONTD: CONTD and so that the Board may                ISSUER             NO              N/A                  N/A

impose any limits or restrictions  and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in or under the laws of, any

territory or any other matter;  Authority expires at

the earlier of the next AGM or on 13 AUG 2011 ; and

that the Company may make offers and enter into

agreements which would, or might, require shares to

be allotted or rights to subscribe for or concert

securities into shares to be granted after the

authority ends and the Board may allot shares or

grant rights to subscribe for or  convert securities

into shares, under any such offer or agreement as if

the authority had not ended

PROPOSAL #S.10: Authorize the Board, subject to the          ISSUER            YES             FOR                  FOR

passing of Resolution 9, to allot equity securities

(as defined in the Companies Act 2006) for cash under

 the authority given by that resolution and/or to

sell ordinary shares held by the Company as treasury

shares for cash as if Section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: (A) to the allotment of

equity securities and sale of treasury shares for

cash in connection with an offer of, or invitation to

 apply for, equity securities (but in the case of the

 authority granted under Paragraph (B) of Resolution

9, by way of a rights issue only: (i) to ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

holders of other equity securities, as required by

CONTD

PROPOSAL #CONTD: CONTD the rights of those securities        ISSUER             NO              N/A                  N/A

 or, as the Board otherwise considers necessary, and

so that the Board may impose any limits or

restrictions and make any arrangements which it

considers necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in, or

 under the laws of, any territory or any other

matter; and (B) in the case of the authority granted

under Paragraph (A) of Resolution 9 and/or in the

case of any sale of treasury shares for cash, to the

allotment (otherwise than under Paragraph (A) above)

of equity securities or sale of treasury shares up to

 a nominal amount of GBP 2,315,447;  Authority

expires the earlier of the conclusion of the next AGM

 of the Company or 13 AUG 2011 ; and the Directors

PROPOSAL #CONTD: CONTD securities after the expiry of        ISSUER             NO              N/A                  N/A

 this authority in pursuance of such an offer or

agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases (as defined in

Section 693(4) of the Companies Act 2006) of the

ordinary shares in the Company (Ordinary Shares) such

 power to be limited: (A) to a maximum number of (i)

460,401,932 Ordinary Shares of one penny each; or

(ii) (if Resolution 8 is passed) 46,040,193 Ordinary

Shares of 10 pence each, as applicable; (b) by the

condition that the minimum price which may be paid

for an Ordinary shares is the nominal amount of that

share and the maximum price which may be paid for an

Ordinary Shares is the highest of: (i) an amount

equal to 5% above the average market value of an

Ordinary Shares for the five business days

immediately preceding the day on which that Ordinary

Share is contracted to be CONTD

PROPOSAL #CONTD: CONTD purchased; and (ii) the higher        ISSUER             NO              N/A                  N/A

 of the price of the last independent trade and the

highest current independent bid on the trading venues

 where the purchase is carried out, in each case,

exclusive of expenses;  Authority expires the earlier

 of the conclusion of the next AGM of the Company or

13 AUG 2011 ; the Company, before the expiry, may

make a contract to purchase ordinary shares which

will or may be executed wholly or partly after such

PROPOSAL #S.12: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company, by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 Companies Act 2006, are to be treated

as provisions of the Company's Articles of

Association; and the Articles of Association as

specified be adopted as the Articles of Association

of the Company in substitution for, and to the

exclusion of, the existing Articles of Association

PROPOSAL #S.13: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIA DE DISENO TEXTIL INDITEX SA

  TICKER:                  N/A                 CUSIP:   E6282J109

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual accounts                     ISSUER            YES             FOR                  FOR

[Balance Sheet, Profit and Loss Account,

Shareholders' Equity Statement, Cash Flow Statement

and Annual Report] and the Management report of

Industria de Diseno Textil, S.A. [Inditex, S.A.] for

fiscal 2008 [ended 31 JAN 2009], laid by the Board of

 Directors at its meeting held on 24 MAR 2009 and

PROPOSAL #2.: Approval of the annual accounts                     ISSUER            YES             FOR                  FOR

[Balance Sheet, Profit and Loss Account,

Shareholders' Equity Statement, Cash Flow Statement

and Annual Report] and the consolidated Management

report of the Inditex Group for fiscal 2008 [ended 31

 JAN 2009], laid by the Board of Directors at its

meeting held on 24 MAR 2009 and signed by all the

Directors; approval of the Management of the Board of

 Directors of Industria de Diseno Textil, S.A.

PROPOSAL #3.: Approval of the proposed distribution          ISSUER            YES             FOR                  FOR

of the income of fiscal 2008 [ended 31 JAN 2009], in

the amount of six hundred and eighty-three millions,

three hundred and forty four thousand euros, to be

distributed as specified, it is thus resolved to pay

the shares with the right to dividends the gross

amount of one Euro and five cents [1.05 Euros] per

share; having the gross amount of fifty-five Euro

cents [0.55 Euros] been paid last 04 MAY 2009 as

interim dividend, it is thus resolved to pay the

shares with a right to dividends, a supplementary

dividend in the gross amount of fifty Euro cents

[0.50 Euros] per share, remaining amount to add up to

 the total dividend; this supplementary dividend

shall be paid to shareholders as of 02 NOV 2009,

through those entities linked to the Spanish Central

Securities Depositary, in charge of the Register of

Securities and the Clearing and Settlement of all

trades [Iberclear] where they have their shares

PROPOSAL #4.A: Approval of the re-election of Mr.              ISSUER            YES         AGAINST           AGAINST

Carlos Espinosa de los Monteros Bernaldo de Quiros,

whose particulars are already recorded with the

Companies Register, as Member of the Board of

Directors for the five-year term provided in the

Articles of Association, as from the date of this AGM

PROPOSAL #4.B: Approval of the re-election of Mr.              ISSUER            YES         AGAINST           AGAINST

Francisco Luzon Lopez, whose particulars are already

recorded with the Companies Register, as Member of

the Board of Directors for the five-year term

provided in the Articles of Association, as from the

date of this AGM

PROPOSAL #5.: To appoint the current Auditors of the         ISSUER            YES             FOR                  FOR

Company, KPMG Auditores, S.L., with registered

address in Madrid, at 95, Paseo de la Castellana, and

 holder of the Spanish Tax Identification Number

[Spanish C.I.F] ES B-78510153, registered with the

Official Register of Auditors under number S0702, as

Auditors of the Company to review the annual accounts

 and the Management reports of the Company and the

consolidated ones of the Inditex Group, for the term

commencing on 01 FEB 2009 and ending on 31 JAN 2010

PROPOSAL #6.: Authorization to the Board of                        ISSUER            YES         AGAINST           AGAINST

Directors, so that, in accordance with the provisions

 of Article 75 et seq. of the [Spanish] Corporation

Act, it may proceed to the derivative acquisition of

its own shares, either directly or through any

subsidiaries in which the Company is the controlling

Company, observing the legal limits and requirements

and under the following conditions: a] methods of

acquisition: the acquisition shall be done through

purchase and sale, exchange or dation in payment; b]

maximum number of shares to be acquired: shares with

a nominal value which, added to that of those shares

already in the possession of the Company, directly or

 indirectly, do not exceed 10% of the share capital;

c] maximum and minimum prices: the minimum price of

acquisition of the shares shall be their nominal

value and the maximum price shall be up to 105% of

their market value at the date of purchase; d]

duration of the authorization: five [5] years from

the date of this resolution; for the purposes of the

provisions of the last Paragraph of Article 75.1 of

the [Spanish] Corporation Act, it is hereby stated

that the shares acquired hereunder may be allocated

by the Company, inter alia, to be handed out to the

Employees or Managers of the Company either directly

or as a result of the exercise of any option rights

they might hold under the remuneration plans for the

staff of the Company or its Group approved by the AGM

 of Shareholders; this authorization supersedes and

cancels the authorization approved by the general

meeting of shareholders held on 15 JUL 2008

PROPOSAL #7.: Delegation to the Board of Directors,          ISSUER            YES             FOR                  FOR

expressly empowering it to be substituted by the

Executive Committee or by any of its Members, as well

 as to any other person expressly authorized for

these purposes by the Board, of the necessary powers

as wide as required in law for the correction,

development and implementation, at the time that it

considers most appropriate, of each of the

resolutions passed in this AGM; in particular, to

empower the Chairman of the Board of Directors, Mr.

Amancio Ortega Gaona, the First Deputy Chairman and

Chief Executive Officer, Mr. Pablo Isla Alvarez de

Tejera and the Secretary of the Board, Mr. Antonio

Abril Abadin so that, any of them, jointly and

severally, without distinction and as widely as is

necessary in Law, may carry out whatever actions are

appropriate to implement the resolutions passed in

this general meeting in order to record them in the

Companies register and in any other registries,

including, in particular and amongst other powers,

that of appearing before a Notary Public to execute

the public deeds and notary's certificates that are

necessary or expedient for such purpose, correct,

rectify, ratify, construe or supplement the

agreements and execute any other public or private

document that is necessary or appropriate so that the

 resolutions passed are implemented and fully

registered, without the need for a new resolution of

the AGM, and to proceed to the mandatory filing of

the individual and consolidated annual accounts with

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED

  TICKER:                  N/A                 CUSIP:   ADPV10686

  MEETING DATE:      9/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the capital injection of an            ISSUER            YES             FOR                  FOR

amount equivalent to RMB 3 billion in ICBC Financial

Leasing Co., Ltd by the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED

  TICKER:                  N/A                 CUSIP:   ADPV10686

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve that a voluntary tender offer         ISSUER            YES             FOR                  FOR

[Voluntary Tender Offer] to be made by Industrial and

 Commercial Bank of China Limited [the Bank] for all

the outstanding ordinary shares [and, if applicable,

preference shares] of ACL BANK Public Company Limited

 [including 306,264,561 ordinary shares of ACL BANK

Public Company Limited which Bangkok Bank Public

Company Limited has agreed to sell to the Bank] at an

 offer price of 11.5 Baht per share and authorize the

 Board of Directors of the Bank to do all such acts

and things which are desirable or necessary in order

to implement the Voluntary Tender Offer, provided

that the authorization granted to the Board in this

Paragraph [i] can be further delegated by the Board

to Senior Management of the Bank; and to decide

whether to pursue delisting of the shares of ACL BANK

 Public Company Limited from the Stock Exchange of

Thailand and for such purpose, following completion

of the Voluntary Tender Offer, a subsequent voluntary

 tender offer for delisting to be made by the Bank

for all the outstanding shares of ACL BANK Public

Company Limited at an offer price to be determined by

 the Board or Senior Management of the Bank and

authorize the Board to do all such acts and things

which are desirable or necessary in order to

implement such voluntary tender offer for delisting,

provided that the authorization granted to the Board

in this Paragraph [ii] can be further delegated by

the Board to Senior Management of the Bank

PROPOSAL #2.: Appoint Sir Malcolm Christopher                     ISSUER            YES             FOR                  FOR

McCarthy as an Independent Non-Executive Director of

PROPOSAL #3.: Appoint Mr. Kenneth Patrick Chung as an        ISSUER            YES             FOR                  FOR

 Independent Non-Executive Director of the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED

  TICKER:                  N/A                 CUSIP:   ADPV10686

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appointment of Ms. Wang Lili as an                ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #2.: Approve the fixed assets investment              ISSUER            YES             FOR                  FOR

budget of the bank for 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED

  TICKER:                  N/A                 CUSIP:   ADPV10686

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2009 work report of the              ISSUER            YES             FOR                  FOR

Board of Directors of the Bank

PROPOSAL #2.: Approve the 2009 work report of the              ISSUER            YES             FOR                  FOR

Board of Supervisors of the Bank

PROPOSAL #3.: Approve the Bank' 2009 audited accounts        ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the Bank' 2009 Profit                        ISSUER            YES             FOR                  FOR

Distribution Plan

PROPOSAL #5.: Re-appoint Ernst & Young and Ernst &            ISSUER            YES             FOR                  FOR

Young Hua Ming as the Auditors of the Bank for 2010

for the term from the passing of this resolution

until the conclusion of the next AGM and to fix the

aggregate audit fees for 2010 at RMB 159.60 million

PROPOSAL #6.: Approve the Capital Management Plan of         ISSUER            YES             FOR                  FOR

the Industrial and Commercial Bank of China Limited

for Years 2010 to 2012 as set out in Appendix 1 to

the circular of the Bank dated 02 APR 2010

PROPOSAL #S.7: Approve the proposal in respect of              ISSUER            YES             FOR                  FOR

general mandate to issue H Shares and A Share

convertible corporate bonds as set out in the

circular of the Bank dated 02 APR 2010

PROPOSAL #S8.1: Approve the types of securities to be        ISSUER            YES             FOR                  FOR

 used, in respect of the proposed public issuance and

 listing of the A Share convertible corporate bonds

as set out in Appendix 2 to the circular of the Bank

dated 02 APR 2010 and the implementation of these

resolutions subject to approvals of relevant

applications having been granted by the relevant

governmental authorities in the People's Republic of

China

PROPOSAL #S8.2: Approve the issue size, in respect of        ISSUER            YES             FOR                  FOR

 the proposed public issuance and listing of the A

Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.3: Approve the nominal value and issue          ISSUER            YES             FOR                  FOR

price in respect of the proposed public issuance and

listing of the A Share convertible corporate bonds as

 set out in Appendix 2 to the circular of the Bank

dated 02 APR 2010 and the implementation of these

resolutions subject to approvals of relevant

applications having been granted by the relevant

governmental authorities in the People's Republic of

China

PROPOSAL #S8.4: Approve the term, in respect of the          ISSUER            YES             FOR                  FOR

proposed public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.5: Approve the interest rate, in respect        ISSUER            YES             FOR                  FOR

 of the proposed public issuance and listing of the A

 Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.6: Approve the timing and method of                ISSUER            YES             FOR                  FOR

interest payment in respect of the proposed public

issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.7: Approve the conversion period, in              ISSUER            YES             FOR                  FOR

respect of the proposed public issuance and listing

of the A Share convertible corporate bonds as set out

 in Appendix 2 to the circular of the Bank dated 02

APR 2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.8: Approve the method for determining            ISSUER            YES             FOR                  FOR

the number of shares for conversion, in respect of

the proposed public issuance and listing of the A

Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.9: Approve the determination and                     ISSUER            YES             FOR                  FOR

adjustment of CB conversion price, in respect of the

proposed public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.10: Approve the downward adjustment to          ISSUER            YES             FOR                  FOR

CB conversion price, in respect of the proposed

public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.11: Approve the terms of redemption, in         ISSUER            YES             FOR                  FOR

respect of the proposed public issuance and listing

of the A Share convertible corporate bonds as set out

 in Appendix 2 to the circular of the Bank dated 02

APR 2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.12: Approve the terms of sale back, in          ISSUER            YES             FOR                  FOR

respect of the proposed public issuance and listing

of the A Share convertible corporate bonds as set out

 in Appendix 2 to the circular of the Bank dated 02

APR 2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.13: Approve the dividend rights of the          ISSUER            YES             FOR                  FOR

year of conversion, in respect of the proposed public

 issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.14: Approve the method of issue and                ISSUER            YES             FOR                  FOR

target investors, in respect of the proposed public

issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.15: Approve the subscription arrangement        ISSUER            YES             FOR                  FOR

 for the existing holders of A Shares, in respect of

the proposed public issuance and listing of the A

Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.16: Approve CB holders and CB holders'          ISSUER            YES             FOR                  FOR

meetings in respect of the proposed public issuance

and listing of the A Share convertible corporate

bonds as set out in Appendix 2 to the circular of the

 Bank dated 02 APR 2010 and the implementation of

these resolutions subject to approvals of relevant

applications having been granted by the relevant

governmental authorities in the People's Republic of

China

PROPOSAL #S8.17: Approve the use of proceeds from the        ISSUER            YES             FOR                  FOR

 issuance of the convertible bonds, in respect of the

 proposed public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.18: Approve the special provisions in            ISSUER            YES             FOR                  FOR

relation to supplementary capital, in respect of the

proposed public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.19: Approve the security, in respect of         ISSUER            YES             FOR                  FOR

the proposed public issuance and listing of the A

Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.20: Approve the validity period of the          ISSUER            YES             FOR                  FOR

resolution in respect of the issuance of the

convertible bonds, in respect of the proposed public

issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.21: Approve the matters relating to                ISSUER            YES             FOR                  FOR

authorization in connection with the issuance of the

convertible bonds, in respect of the proposed public

issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #9.: Approve the Feasibility Analysis report        ISSUER            YES             FOR                  FOR

 on Use of Proceeds from the Public Issuance of A

Share Convertible Corporate Bonds as set out in

Appendix 3 to the Circular of the Bank dated 02 APR

PROPOSAL #10.: Approve the report on Utilisation of          ISSUER            YES             FOR                  FOR

Proceeds from Previous Issuances as set out in

Appendix 4 to the circular of the Bank dated 02 APR

2010

PROPOSAL #s.11: Approve the revised Plan on                        ISSUER            YES             FOR                  FOR

authorization of the Shareholders' General Meeting to

 the Board of Directors as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INFORMA PLC, ST HELIER

  TICKER:                  N/A                 CUSIP:   G4770C106

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors accounts for the          ISSUER            YES             FOR                  FOR

YE DEC 2009 and the Auditors

PROPOSAL #2: Re-elect Mr Derek Mapp as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect Mr Peter Rigby as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Re-elect of Mr Adam Walker as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect of Dr Pamela Kirby as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect of Mr John Davis as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect of Dr Brendan O'Neill as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Approve the Directors remuneration report      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #10: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #11: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Approve the disapplication preemption        ISSUER            YES             FOR                  FOR

 rights

PROPOSAL #S.13: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INSURANCE AUSTRALIA GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q49361100

  MEETING DATE:      11/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Yasmin Allen as a Director,            ISSUER            YES             FOR                  FOR

who retires by  rotation in accordance with the

Company's Constitution

PROPOSAL #2.: Re-elect Phillip Colebatch as a                     ISSUER            YES             FOR                  FOR

Director, who retires by  rotation in accordance with

 the Company's Constitution

PROPOSAL #3.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4, to issue shares by IAG as specified

PROPOSAL #4.: Adopt the Company's remuneration report        ISSUER            YES             FOR                  FOR

 for the FYE 30 JUN 2009

PROPOSAL #5.: Approve to allocate: a) Deferred Award         ISSUER            YES             FOR                  FOR

Rights and b) Executive Performance Rights to Mr.

Wilkins, the Managing Director and Chief Executive

Officer of the Company for the FYE 30 JUN 2010, 2011

and 2012 as specified and in accordance with the

Deferred Award Rights terms and Executive Performance

 Rights terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTESA SANPAOLO SPA, TORINO

  TICKER:                  N/A                 CUSIP:   T55067101

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Proposal for allocation of net income          ISSUER             NO              N/A                  N/A

for FYE 31 DEC 2009 and for dividend distribution.

PROPOSAL #2.: Determination of the number of                       ISSUER             NO              N/A                  N/A

Supervisory Board Members for financial years

2010/2011/2012.

PROPOSAL #3.1: List presented by Compagnia Sanpaolo          ISSUER             NO              N/A                  N/A

and Fondazione Cariplo  16 candidates  current

Chairman, 7 current members and 8 new candidates.  To

 view the complete list of candidates please copy and

 paste the below link into you internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58351.PDF

PROPOSAL #3.2: List presented by Fondazione Cassa di         ISSUER             NO              N/A                  N/A

Risparmio Padova e Rovigo, Ente Cassa di Risparmio di

 Firenze and Fondazione Cassa di Risparmio in Bologna

 9 candidates 3 current members and 6 new candidates.

  To view the complete list of candidates please copy

 and paste the below link into you internet browser:

 https://materials.proxyvote.com/Approved/99999Z/1984

0101/INFST_58352.PDF

PROPOSAL #3.3: List presented by Assicurazioni                   ISSUER             NO              N/A                  N/A

Generali S.p.A.  2 candidates 1 current member and 1

new candidate.  To view the complete list of

candidates please copy and paste the below link into

you internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58353.PDF

PROPOSAL #3.4: List Presented by Aletti Gestielle              ISSUER             NO              N/A                  N/A

S.G.R. S.p.A., Allianz Global Investors Italia SgrpA,

 Arca S.G.R. S.p.A., BNP Asset Management SGR S.p.A.,

 Kairos Partners SGR S.p.A., Kairos International

Sicav, Mediolanum Gestione Fondi SGRpA, Challenge

Funds, Pioneer Investment Management SGRpA, Pioneer

Asset Management SA, Prima SGR S.p.A., Stichting

Depositary APG Developed Markets Equity Pool and

UBIPramerica Sgr S.p.A.  2 candidates 1 current

member and 1 new candidate. To view the complete list

 of candidates please copy and paste the below link

into you internet browser:

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101/INFST_58354.PDF

PROPOSAL #3.5: List presented by Credit Agricole S.A.        ISSUER             NO              N/A                  N/A

 – 2 candidates – 2 new candidates.  To

view the complete list of candidates please copy and

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PROPOSAL #4.: Election of the Chairmen and Deputy              ISSUER             NO              N/A                  N/A

Chairman of the Supervisory Board for financial years

 2010/2011/2012 [pursuant to Article 23.8 of the

Articles of Association].

PROPOSAL #5.: Determination of remuneration due to            ISSUER             NO              N/A                  N/A

Supervisory Board Members [pursuant to Article 23.13

of the Articles of Association].

PROPOSAL #6.: Policies on remuneration due to                     ISSUER             NO              N/A                  N/A

Management Board Members.

PROPOSAL #7.: Share-based long term incentive plans.         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL CHEMICALS LTD

  TICKER:                  N/A                 CUSIP:   M5920A109

  MEETING DATE:      7/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve an agreement between the                   ISSUER            YES             FOR                  FOR

Company and the controlling shareholder, Israel

Corporation Ltd., for the supply by Israel Corp to

the Company and subsidiaries of management services

including day to day consultancy, professional,

finance, strategic, management consultancy,

regulatory and media consultancy and representation;

the agreement will replace the existing agreement

which has been in force from 1996 until the present

day by which Israel Corp supplied the services to the

 Company in consideration for USD 2.5 million a year,

 which amount was not updated from 1996 until now

despite the considerable increase over the years in

the business and geographic operation of the Company;

 in addition, directors of Israel Corp. are officers

of the Company and in respect of their services the

Company pays management fees to Israel Corp [USD

200,000 in respect of 3 directors of Israel Corp. in

2008]; the agreement will be for a 3 year period in

consideration for USD 3.5 million a year and the

Company will stop paying management fees in respect

of the services of directors of Israel Corp

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL CHEMICALS LTD

  TICKER:                  N/A                 CUSIP:   M5920A109

  MEETING DATE:      8/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the                     ISSUER            YES             FOR                  FOR

financial statements and the Directors' report for

PROPOSAL #2.: Re-appoint Messrs. N. Gilad, Y. Rosen,         ISSUER            YES         AGAINST           AGAINST

N. Yatziv, A. Paz, C. Erez, V. Medina, M. Vidman, A.

Sadeh and A. Shochat as the Officiating Directors

until the next AGM and approve their remuneration as

well as liability exemption, insurance and indemnity

will remain without change by a previous general

meeting

PROPOSAL #3.: Approve the annual remuneration and              ISSUER            YES             FOR                  FOR

meeting attendance fees to some Directors in respect

of Officiating as Directors in certain subsidiaries

PROPOSAL #4.: Re-appoint Prof. Y. Orgold as an                   ISSUER            YES             FOR                  FOR

External Director for a statutory 3 year period

without change in remuneration, liability exemption,

insurance and indemnity

PROPOSAL #5.: Appoint Dr. M. Haran as an External              ISSUER            YES             FOR                  FOR

Director for a statutory 3 year period

PROPOSAL #6.: Approve to issue Dr. Haran of liability        ISSUER            YES             FOR                  FOR

 exemption and indemnity undertaking in the form

previously approved by general meeting and

participation in existing D and O insurance

PROPOSAL #7.: Approve the annual remuneration and              ISSUER            YES             FOR                  FOR

meeting attendance fees to the External Directors:

Prof. Orgold and Dr. Haran in respect of Officiating

as Directors in subsidiaries

PROPOSAL #8.: Appoint the Accountant Auditors and              ISSUER            YES             FOR                  FOR

authorize the Board to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL CHEMICALS LTD

  TICKER:                  N/A                 CUSIP:   M5920A109

  MEETING DATE:      2/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the issue to the Chairman, Mr.          ISSUER            YES             FOR                  FOR

Nir Gilad, of 800,000 options with an exercise price

of NIS 53.1 vesting by 3 installments; the issue is

in the frame of an issue 11 million options to 200

individuals including officers and senior executives;

 the economic value calculated by the Black & Schules

 method is NIS 14.8 million

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITOCHU CORPORATION

  TICKER:                  N/A                 CUSIP:   J2501P104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAPAN TOBACCO INC.

  TICKER:                  N/A                 CUSIP:   J27869106

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JFE HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J2817M100

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JSC MMC NORILSK NICKEL

  TICKER:                  NILSY             CUSIP:   46626D108

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE MMC NORILSK NICKEL'S 2009            ISSUER            YES             FOR                  FOR

ANNUAL REPORT.

PROPOSAL #02: TO APPROVE MMC NORILSK NICKEL'S 2009            ISSUER            YES             FOR                  FOR

ANNUAL ACCOUNTING STATEMENTS INCLUDING PROFIT AND

LOSS STATEMENT.

PROPOSAL #03: TO APPROVE DISTRIBUTION OF MMC NORILSK         ISSUER            YES             FOR                  FOR

NICKEL'S PROFITS AND LOSSES FOR 2009 AS PER THE

RECOMMENDATION OF THE BOARD OF DIRECTORS.

PROPOSAL #04: TO PAY-OUT DIVIDENDS ON MMC NORILSK              ISSUER            YES             FOR                  FOR

NICKEL'S ORDINARY SHARES FOR THE YEAR 2009 IN THE

AMOUNT 210 RUB PER ORDINARY SHARE.

PROPOSAL #5A: ELECTION OF DIRECTOR: DMITRY O.                     ISSUER            YES         AGAINST           AGAINST

AFANASIEV

PROPOSAL #5B: ELECTION OF DIRECTOR: BORIS BAKAL                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5C: ELECTION OF DIRECTOR: ALEXEY V.                     ISSUER            YES         AGAINST           AGAINST

BASHKIROV

PROPOSAL #5D: ELECTION OF DIRECTOR: ANDREY E. BOUGROV        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5E: ELECTION OF DIRECTOR: OLGA V. VOITOVICH        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5F: ELECTION OF DIRECTOR: ALEXANDER S.                ISSUER            YES         AGAINST           AGAINST

VOLOSHIN

PROPOSAL #5G: ELECTION OF DIRECTOR: ARTEM O. VOLYNETS        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5H: ELECTION OF DIRECTOR: VADIM V. GERASKIN        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5I: ELECTION OF DIRECTOR: MAXIM A. GOLDMAN         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5J: ELECTION OF DIRECTOR: OLEG V. DERIPASKA        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5K: ELECTION OF DIRECTOR: MARIANNA A.                 ISSUER            YES         AGAINST           AGAINST

ZAKHAROVA

PROPOSAL #5L: ELECTION OF DIRECTOR: OLGA N. ZINOVIEVA        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5M: ELECTION OF DIRECTOR: NATALIA V.                   ISSUER            YES         AGAINST           AGAINST

KINDIKOVA

PROPOSAL #5N: ELECTION OF DIRECTOR: ANDREY A. KLISHAS        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5O: ELECTION OF DIRECTOR: DMITRY R. KOSTOEV        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5P: ELECTION OF DIRECTOR: BRADFORD ALAN              ISSUER            YES             FOR               AGAINST

MILLS

PROPOSAL #5Q: ELECTION OF DIRECTOR: OLEG M.                        ISSUER            YES         AGAINST           AGAINST

PIVOVARCHUK

PROPOSAL #5R: ELECTION OF DIRECTOR: DMITRY V. RAZUMOV        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5S: ELECTION OF DIRECTOR: PETR I. SINSHINOV        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5T: ELECTION OF DIRECTOR: TATIANA V. SOINA         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5U: ELECTION OF DIRECTOR: MAXIM M. SOKOV             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5V: ELECTION OF DIRECTOR: VLADISLAV A.                ISSUER            YES         AGAINST           AGAINST

SOLOVIEV

PROPOSAL #5W: ELECTION OF DIRECTOR: VLADIMIR I.                 ISSUER            YES         AGAINST           AGAINST

STRZHALKOVSKY

PROPOSAL #5X: ELECTION OF DIRECTOR: VASILY N. TITOV           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5Y: ELECTION OF DIRECTOR: JOHN GERARD HOLDEN      ISSUER            YES             FOR               AGAINST

PROPOSAL #6A: ELECTION OF MEMBER OF THE REVISION                ISSUER            YES             FOR               AGAINST

COMMISSION: PETR V. VOZNENKO MANAGER OF CJSC RUSAL

GLOBAL MANAGEMENT BV.

PROPOSAL #6B: ELECTION OF MEMBER OF THE REVISION                ISSUER            YES             FOR               AGAINST

COMMISSION: ALEXEY A. KARGACHOV DIRECTOR OF THE

INTERNAL CONTROL DEPARTMENT, OJSC MMC NORILSK NICKEL.

PROPOSAL #6C: ELECTION OF MEMBER OF THE REVISION                ISSUER            YES             FOR               AGAINST

COMMISSION: ELENA A. MUKHINA HEAD OF FINANCIAL

REPORTING AND TAX PLANNING DIVISION, CJSC INTERROS

HOLDING COMPANY.

PROPOSAL #6D: ELECTION OF MEMBER OF THE REVISION                ISSUER            YES             FOR               AGAINST

COMMISSION: DMITRY V. PERSHINKOV CHIEF OF THE TAX

PLANNING DIVISION OF THE ACCOUNTING, TAXATION AND

FINANCIAL REPORTING DEPARTMENT, OJSC MMC NORILSK

NICKEL.

PROPOSAL #6E: ELECTION OF MEMBER OF THE REVISION                ISSUER            YES         AGAINST           AGAINST

COMMISSION: TATIANA V. POTARINA HEAD OF SECTOR,

RUSSIAN SUBSIDIARIES AND ASSOCIATES, DIVISION OF

SUBSIDIARIES AND ASSOCIATES MANAGEMENT OF CORPORATE

DEPARTMENT, OJSC MMC NORILSK NICKEL.

PROPOSAL #6F: ELECTION OF MEMBER OF THE REVISION                ISSUER            YES             FOR               AGAINST

COMMISSION: TAMARA A. SIROTKINA DEPUTY CHIEF OF THE

CLAIM ADMINISTRATION DIVISION - CHIEF OF THE

ADMINISTRATIVE AND LEGAL DISPUTES SECTOR OF THE LEGAL

 DEPARTMENT, OJSC MMC NORILSK NICKEL.

PROPOSAL #6G: ELECTION OF MEMBER OF THE REVISION                ISSUER            YES         AGAINST           AGAINST

COMMISSION: SERGEY G. KHODACEVICH ADVISOR TO CEO,

OJSC MMC NORILSK NICKEL.

PROPOSAL #07: TO APPROVE ROSEXPERTIZA LLC AS AUDITOR         ISSUER            YES             FOR                  FOR

OF MMC NORILSK NICKEL'S 2009 RUSSIAN ACCOUNTING

STATEMENTS.

PROPOSAL #8A: 1. TO ESTABLISH THAT THE PRINCIPAL                ISSUER            YES         AGAINST           AGAINST

AMOUNT OF REMUNERATION TO BE PAID TO AN INDEPENDENT

DIRECTOR SHALL BE USD 62,500 PER QUARTER. 2. IF AN

INDEPENDENT DIRECTOR PRESIDES OVER A BOARD COMMITTEE,

 TO ESTABLISH THAT THE ADDITIONAL REMUNERATION IN THE

 AMOUNT OF USD 31,250 PER QUARTER. 3. TO ESTABLISH

THAT THE PRINCIPAL AMOUNT OF REMUNERATION TO BE PAID

TO A CHAIRMAN OF THE BOARD OF DIRECTORS. 4. TO

ESTABLISH THAT THE AMOUNT OF THE ANNUAL BONUS TO BE

PAID TO A CHAIRMAN OF THE BOARD. 5. REMUNERATION SUMS

 MENTIONED IN CLAUSES 1, 2, 3 AND 4 OF THIS

PROPOSAL #8B: 1. TO APPROVE INCENTIVE PROGRAM -                 ISSUER            YES             FOR                  FOR

OPTION PLAN FOR INDEPENDENT DIRECTORS OF MMC NORILSK

NICKEL. 2. TO ESTABLISH THAT THE PROGRAM WILL BE

VALID FROM JUNE 29, 2010 TO JUNE 30, 2011.

PROPOSAL #09: THE VALUE OF PROPERTY BEING THE SUBJECT        ISSUER            YES             FOR                  FOR

 OF INTERRELATED TRANSACTIONS TO INDEMNIFY MEMBERS OF

 THE BOARD OF DIRECTORS AND MEMBERS OF THE MANAGEMENT

 BOARD OF OJSC MMC NORILSK NICKEL AGAINST DAMAGES THE

 AFOREMENTIONED PERSONS MAY INCUR IN THEIR RESPECTIVE

 POSITIONS MENTIONED ABOVE SHALL NOT EXCEED USD

115,000,000 (ONE HUNDRED FIFTEEN MILLION US DOLLARS)

FOR EACH TRANSACTION.

PROPOSAL #10: TO APPROVE INTERRELATED TRANSACTIONS,          ISSUER            YES             FOR                  FOR

TO WHICH ALL MEMBERS OF THE BOARD OF DIRECTORS AND

MEMBERS OF THE MANAGEMENT BOARD OF OJSC MMC NORILSK

NICKEL ARE INTERESTED PARTIES, AND WHICH INVOLVE THE

OBLIGATIONS OF OJSC MMC NORILSK NICKEL TO INDEMNIFY

MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS OF THE

MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL AGAINST

DAMAGES THE AFOREMENTIONED PERSONS MAY INCUR IN THEIR

 RESPECTIVE POSITIONS MENTIONED ABOVE, SHALL NOT

EXCEED USD 115,000,000 (ONE HUNDRED FIFTEEN MILLION

US DOLLARS) FOR EACH SUCH PERSON.

PROPOSAL #11: TO ESTABLISH THAT THE VALUE OF SERVICES        ISSUER            YES             FOR                  FOR

 INVOLVING LIABILITY INSURANCE FOR MEMBERS OF THE

BOARD OF DIRECTORS AND MEMBERS OF THE MANAGEMENT

BOARD OF OJSC MMC NORILSK NICKEL WITH LIABILITY

LIMITED TO USD 150,000,000 (ONE HUNDRED FIFTY MILLION

 US DOLLARS) AND ADDITIONAL INSURANCE COVERAGE LIMIT

OF USD 50,000,000 (FIFTY MILLION US DOLLARS) SHALL

NOT EXCEED USD 1,200,000 (ONE MILLION TWO HUNDRED

THOUSAND US DOLLARS).

PROPOSAL #12: TO APPROVE THE TRANSACTION, TO WHICH            ISSUER            YES             FOR                  FOR

ALL MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS OF

THE MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL ARE

INTERESTED PARTIES, INVOLVING LIABILITY INSURANCE FOR

 MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS OF THE

 MANAGEMENT BOARD WHO WILL BE BENEFICIARY PARTIES TO

THE TRANSACTION BY A RUSSIAN INSURANCE COMPANY, FOR

THE ONE-YEAR TERM WITH LIABILITY LIMITED TO USD

150,000,000 AND ADDITIONAL INSURANCE COVERAGE  LIMIT

OF USD 50,000,000 AND WITH PREMIUM TO INSURER NOT

EXCEEDING USD 1,200,000

PROPOSAL #13: TO APPROVE INTERRELATED TRANSACTIONS            ISSUER            YES             FOR                  FOR

BETWEEN OJSC MMC NORILSK NICKEL AND CJSC NORMETIMPEX,

 CONSIDERED TO BE INTERESTED PARTIES TRANSACTIONS,

UNDER WHICH OJSC MMC NORILSK NICKEL DELEGATES CJSC

NORMETIMPEX EXECUTION OF LEGAL AND OTHER ACTIONS,

ENVISAGED AT SALES IN DOMESTIC AND INTERNATIONAL

MARKET TILL DECEMBER 2013 INCLUSIVE, BELONGINGS OF

OJSC MMC NORILSK NICKEL: NICKEL AND NICKEL PRODUCTS

IN THE AMOUNT UP TO 240 000 TONNES, COPPER AND COPPER

 PRODUCTS IN THE AMOUNT UP TO 450 000 TONNES, ALL AS

MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAZAKHMYS

  TICKER:                  N/A                 CUSIP:   G5221U108

  MEETING DATE:      1/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve that the proposed sale of 50%          ISSUER            YES             FOR                  FOR

of the issued share capital of Ekibestuz GRE-1

Limited Liability Partnership to Joint stock Company

National Welfare Fund Samruk-Kazyna  the Transaction

, as specified, pursuant to the terms and subject to

the conditions of a sale and purchase agreement

entered into on 09 DEC 2009 between Kazakhmys PLC,

Eklbastuz Holdings B.V. and Joint stock Company

National welfare fund samruk-Kazyna  the 'Sale and

Purchase Agreement' , and authorize the Directors of

the Company to do all such acts and things as they

may in their absolute discretion consider necessary

and/or desirable in order to implement and complete

the Transaction in accordance with the terms

described in the sale and purchase agreement, subject

 to such immaterial amendments or variations thereto

as the Directors of the company may in their absolute

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAZAKHMYS

  TICKER:                  N/A                 CUSIP:   G5221U108

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Directors and Auditors                 ISSUER            YES             FOR                  FOR

reports and the accounts of the Company for the YE 31

 DEC 2009

PROPOSAL #2: Declare a final dividend of 9.0 US cents        ISSUER            YES             FOR                  FOR

 per ordinary share

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #4: Re-elect Philip Aiken as a Director, who        ISSUER            YES             FOR                  FOR

 retires in accordance with the Company's Articles of

 Association

PROPOSAL #5: Re-elect Simon Heale as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with the Company's Articles of

Association

PROPOSAL #6: Re-elect David Munro as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with the Company's Articles of

Association

PROPOSAL #7: Election of Clinton Dines as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company until the conclusion of the

next general meeting at which accounts are laid

before the Company

PROPOSAL #9: Authorize the Directors to set the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #10: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to and in accordance with Section 551 of

the Companies Act 2006 [the 2006 Act] to allot share

or grant rights to subscribe for or to convert any

security into shares: a) up to a nominal amount of

GBP 35,682,689; b) comprising equity securities [as

defined in Section 560[1] of the 2006 Act] up to a

further nominal amount of GBP 35,682,689 in

connection with an offer by way of rights issue; such

 authorities to apply in substitution for all

previous authorities pursuant to Section 80 of the

Companies Act 1985; [Authority expires at the

conclusion of the next AGM or on 30 JUN 2011],

whichever is the earlier, so that the Company may

make offers and enter into agreements during the

relevant period which would or might, require shares

to be allotted or rights to subscribe for or to

convert any security into shares to be granted after

the authority ends; for the purpose of this

Resolution rights issue means an offer to: i)

ordinary shareholders in proportion [as nearly as may

 be practicable] to their existing holdings; and ii)

holders of other equity securities as required by the

 rights of those securities or, as the Directors

consider it necessary, as permitted by the rights of

those securities, to subscribe for the further

securities by means of the issue of renounceable

letter [or other negotiable document] which may be

traded for a period before payment for the securities

 is due, but subject to such exclusions or other

arrangements as the Directors may deem necessary or

expedient in relation to treasury shares, fractional

entitlements, record dates or legal, regulatory or

practicable problems in, or under the laws of, any

PROPOSAL #S.11: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company, subject to passing of Resolution 10

opposite, to allot equity securities [as defined in

Section 560[1] of the 2006 Act] wholly for cash: a)

pursuant to the authority given by paragraph [a] of

Resolution 10 opposite or where the allotment of

equity securities by virtue of Section 560[3] of the

2006 Act in each case: [1] in connection with a pre-

emptive offer and [2] otherwise than in a connection

with a pre-emptive offer, up to an aggregate nominal

amount of GBP 5,352,403; and b) pursuant to the

authority given by paragraph [b] of Resolution 10

opposite in connection with a rights issue, as if

section 561[1] of the 2006 Act did not apply to any

such allotment; [Authority expires at the conclusion

of the next AGM or on 30 JUN 2011], whichever is the

earlier, so that the Company may make offers and

enter into agreements during this period which would,

 or might, require equity securities to be allotted

after the power ends and the Board may allot equity

securities under any such offer or agreement as if

the power had not ended; for the purpose of this

Resolution [i] rights issue has the same meaning as

in Resolution 10 opposite; [ii] pre-emptive offer

means an offer of equity securities open for

acceptance for a period fixed by the Directors to the

 holders [other than the Company] on the register on

a record date fixed by the Directors of ordinary

shares in proportion to their respective holdings but

 subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient in

relation to treasury shares, fractional entitlements,

 record dates or legal, regulatory or practicable

problems in, or under the laws of, any territory;

[iii] references to allotment of equity securities

shall include a sale of treasury shares; and [iv] the

 nominal amount of any securities shall taken to be,

in case of rights to subscribe for or convert any

securities into shares of the Company, the nominal

amount of such shares which may be allotted pursuant

PROPOSAL #S.12: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company for the purposes of Section 701 of the

Companies Act 2006 [the 2006 Act] to make one or more

 market purchases [within the meaning of Section

693[4] of the 2006 Act] of ordinary shares of 20

pence each in the capital of the Company provided

that: [12.1] the maximum aggregate number of ordinary

 shares authorized to be purchased is GBP 53,524,033;

 [12.2] the minimum price which may be paid for an

ordinary share is 20 pence per ordinary share [12.3]

the maximum price which may be paid for an ordinary

share is an amount equal to the higher of [a] 105%of

the average of the closing price of the Company's

ordinary shares as derived from the London Stock

Exchange Daily official list for the 5 business days

immediately preceding the day on which such ordinary

share is contracted to be purchased or [b] the higher

 of the price of the last independent trade and the

highest current bid as stipulated by Article 5[1] of

Commission Regulation [EC] 22 DEC 2003 implementing

the market abuse directive as regards exemptions for

buy-back programmes and stabilization of financial

instruments [No 2273/2003]; [Authority shall expire

at the conclusion of the Company's next AGM] save

that the Company may make a contract or contracts to

purchase ordinary shares under this authority before

the expiry of such authority which will or may be

executed wholly or partly after the expiry of such

PROPOSAL #13: Approve the rules of the Kazakhmys UK          ISSUER            YES             FOR                  FOR

Sharesave Plan 2010 [the UK Sharesave Plan] the main

features of which are summarized in appendix 1 of

this notice of AGM and which are produced to the

meeting and initialled by the Chairman for the

purposes of identification be approved; and authorize

 the Directors to make such modifications to the UK

Sharesave Plan as they may consider necessary to take

 account of the requirements of HM Revenue & Customs,

 the financial Services authority and best practice,

and to adopt the UK Sharesave Plan as so modified and

 to do all acts and things necessary to implement and

 operate the UK Sharesave Plan

PROPOSAL #14: Approve the rules of the Kazakhmys                ISSUER            YES             FOR                  FOR

International Sharesave Plan 2010 [the International

Sharesave Plan] the main features of which are

summarized in appendix 1 of this notice of AGM and

which are produced to the meeting and initialled by

the Chairman for the purposes of identification be

approved; a) make such modifications to the

international Sharesave Plan as they may consider

necessary to take account of the requirements of the

financial services authority and best practice, and

to adopt the International Sharesave Plan as so

modified and to do all acts and things necessary to

implement and operate the International Sharesave

Plan; and b) establish further schedules or plans

based on the International Sharesave Plan which will

be for the benefit of overseas employees, but subject

 to such modifications as they may consider necessary

 to take account of the applicable tax, exchange

control, financial regulations or securities laws in

overseas territories, provided that any ordinary

shares of the Company made available under such

further schedules or plans of the Company are treated

 as counting against the limits on individual or

overall participation in the International Sharesave

PROPOSAL #15: Approve the rules and trust deed of the        ISSUER            YES             FOR                  FOR

 Kazakhmys UK Share Incentive Plan 2010 [the UK SIP]

the main features of which are summarized in appendix

 1 of this notice of AGM and which are produced to

the meeting and initialled by the Chairman for the

purposes of identification; authorize the Directors

to make such modifications to the UK SIP as they may

consider necessary to take account of the

requirements of HM Revenue & Customs, the Financial

Services Authority and best practice, and to adopt

the UK SIP as so modified and to do all acts and

things necessary to implement and operate the UK SIP

PROPOSAL #16: Approve the rules of the Kazakhmys                ISSUER            YES             FOR                  FOR

International Share Incentive Plan 2010 [the

International SIP] the main features of which are

summarized in appendix 1 of this notice of AGM and

which are produced to the meeting and initialled by

the Chairman for the purposes of identification be

approved; authorize the Directors, to make such

modifications to the International SIP as they may

consider necessary to take account of the

requirements of the financial services authority and

best practice, and to adopt the International SIP as

so modified and to do all acts and things necessary

to implement and operate the International SIP; and

b) establish further schedules or plans based on the

International SIP which will be for the benefit of

overseas employees, but subject to such modifications

 as they may consider necessary to take account of

the applicable tax, exchange control, financial

regulations or securities laws in overseas

territories, provided that any ordinary shares of the

 Company made available under such further schedules

or plans of the Company are treated as counting

against the limits on individual or overall

participation in the International SIP

PROPOSAL #17: Approve the rules and amendments to the        ISSUER            YES             FOR                  FOR

 rules of the Kazakhmys Long Term Incentive Plan 2007

 [the LTIP] to grant future awards under the LTIP

over new issue shares and treasury shares and

permitting the Company to grant awards to executive

Directors as described and summarized in appendix II

of this notice of AGM and which are produced in draft

 to this meeting and initialled by the Chairman for

the purposes of identification be approved

PROPOSAL #18: Approve the rules and amendments to the        ISSUER            YES             FOR                  FOR

 rules Kazakhmys UK Executive Share Option Plan [the

ESOP] to grant options under the ESOP over new issue

shares and treasury shares and permitting the Company

 to grant options to executive Directors as described

 and summarized in appendix II of this notice of AGM

and which are produced in draft to this meeting and

initialled by the Chairman for the purposes of

identification be approved; to make such

modifications to the Rules of ESOP which are

necessary to take account of the requirements of HM

Revenue & Customs, the Financial Services Authority

PROPOSAL #S.19: Approve the permit calling of general        ISSUER            YES             FOR                  FOR

 meeting other than an AGM on not less than 14 clear

days notice

PROPOSAL #S.20: Adopt the Articles of Association              ISSUER            YES             FOR                  FOR

produced to the meeting and initialled by the

Chairman for the purposes of identification in

substitution for, and to the exclusion of, the

existing Articles of Association of the Company, with

 effect from the conclusion of the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KB FINANCIAL GROUP INC

  TICKER:                  N/A                 CUSIP:   Y46007103

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Elect a Director                                                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Elect the Audit Committee member who is        ISSUER            YES             FOR                  FOR

 an Outside Director

PROPOSAL #5.: Approve the remuneration for the                   ISSUER            YES             FOR                  FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KDDI CORPORATION

  TICKER:                  N/A                 CUSIP:   J31843105

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEYENCE CORPORATION

  TICKER:                  N/A                 CUSIP:   J32491102

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KGHM POLSKA MIEDZ S.A., LUBLIN

  TICKER:                  N/A                 CUSIP:   X45213109

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the OGM                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Election of the Chairman of the OGM               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the confirmation of the                     ISSUER            YES             FOR                  FOR

legality of convening the OGM and its capacity to

adopt resolutions

PROPOSAL #4.: Approve the acceptance of the agenda             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve to review the report on the              ISSUER            YES             FOR                  FOR

Company's activities in FY 2009 and the financial

statements of the Company for FY 2009

PROPOSAL #6.: Approve to review the proposal of the          ISSUER            YES             FOR                  FOR

Management Board concerning the appropriation of

Company profit for FY 2009

PROPOSAL #7.: Approve to review of the Supervisory            ISSUER            YES             FOR                  FOR

Board report on the results of its evaluation of the

report on the Company's activities in FY 2009, the

financial statements of the Company for FY 2009 and

the appropriation of Company profit for FY 2009

PROPOSAL #8.a: Approve the brief assessment of the            ISSUER            YES             FOR                  FOR

Company's standing, including an evaluation of the

internal control system and the Company's significant

 risk Management system

PROPOSAL #8.b: Receive the report on the activities          ISSUER            YES             FOR                  FOR

of the Supervisory Board together with the evaluation

 of its work

PROPOSAL #9.a: Approve the report on the Company's            ISSUER            YES             FOR                  FOR

activities in FY 2009

PROPOSAL #9.b: Approve the financial statements of            ISSUER            YES             FOR                  FOR

the Company for FY 2009

PROPOSAL #9.c: Approve the appropriation of Company          ISSUER            YES             FOR                  FOR

profit for FY 2009

PROPOSAL #10.a1: Approve the performance of duties in        ISSUER            YES             FOR                  FOR

 FY 2009 of Ryszard Janeczek, Member of the

Management Board, who fulfilled the function of Vice

President of the Management Board of the Company

during the period from 24 AUG 2009 to 31 DEC 2009

PROPOSAL #10.a2: Approve the performance of duties in        ISSUER            YES             FOR                  FOR

 FY 2009 of Miroslaw Krutin, Member of the Management

 Board, who fulfilled the function of President of

the Management Board of the Company during the period

 from 01 JAN 2009 to 16 JUN 2009

PROPOSAL #10.a3: Approve the performance of duties in        ISSUER            YES             FOR                  FOR

 FY 2009 of Maciej Tybura, Member of the Management

Board, who during the period: from 01 JAN 2009 to 24

AUG 2009 fulfilled the function of Vice President of

the Management Board of the Company, from 24 AUG 2009

 to 31 DEC 2009 fulfilled the function of I Vice

President of the Management Board of the Company

PROPOSAL #10.a4: Approve the performance of duties in        ISSUER            YES             FOR                  FOR

 FY 2009 of Herbert Wirth, Member of the Management

Board, who during the period: from 01 JAN 2009 to 16

JUN 2009 fulfilled the function of I Vice President

of the Management Board of the Company, from 16 JUN

2009 to 20 JUL 2009 was acting President of the

Management Board of the Company, from 20 JUL 2009 to

31 DEC 2009 fulfilled the function of President of

the Management Board of the Company

PROPOSAL #10.b1: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Jozef Czyczerski a member of the Supervisory Board

of KGHM Polska Miedz S.A. in FY 2009 during the

period in which he fulfilled this function from 01

JAN 2009 to 31 DEC 2009

PROPOSAL #10.b2: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Marcin Dyl a member of the Supervisory Board of KGHM

 Polska Miedz S.A. in FY 2009 during the period in

which he fulfilled this function from 01 JAN 2009 to

31 DEC 2009

PROPOSAL #10.b3: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Leszek Hajdacki a member of the Supervisory Board of

 KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b4: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Arkadiusz Kawecki a member of the Supervisory Board

of KGHM Polska Miedz S.A. in FY 2009 during the

period in which he fulfilled this function from 01

JAN 2009 to 31 DEC 2009

PROPOSAL #10.b5: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Jacek Kucinski a member of the Supervisory Board of

KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b6: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Ryszard Kurek a member of the Supervisory Board of

KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b7: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Marek Panfil a member of the Supervisory Board of

KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b8: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Marek Trawinski a member of the Supervisory Board of

 KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b9: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Marzenna Weresa a member of the Supervisory Board of

 KGHM Polska Miedz S.A. in FY 2009 during the period

in which she fulfilled this function from 01 JAN 2009

 to 31 DEC 2009

PROPOSAL #11.: Approve the review of the report on            ISSUER            YES             FOR                  FOR

the activities of the KGHM Polska Miedz S.A. Group in

 FY 2009 and the consolidated financial statements of

 the KGHM Polska Miedz S.A. Group for FY 2009

PROPOSAL #12.: Approve the review of the Supervisory         ISSUER            YES             FOR                  FOR

Board report on the results of its evaluation of the

report on the activities of the KGHM Polska Miedz

S.A. Group in FY 2009 and of the consolidated

financial statements of the KGHM Polska Miedz S.A.

Group for FY 2009

PROPOSAL #13.a: Approve the report on the activities         ISSUER            YES             FOR                  FOR

of the KGHM Polska Miedz S.A. Group in FY 2009

PROPOSAL #13.b: Approve the consolidated financial            ISSUER            YES             FOR                  FOR

statements of the KGHM Polska Miedz S.A. Group for FY

 2009

PROPOSAL #14.: Approve the new Bylaws of the general         ISSUER            YES             FOR                  FOR

meeting of KGHM Polska Miedz S.A. with its registered

 head office in Lubin

PROPOSAL #15.: Adopt a resolution on changes in the          ISSUER            YES         AGAINST           AGAINST

composition of the Supervisory Board of KGHM Polska

Miedz Spolka Akcyjna with its registered head office

in Lubin

PROPOSAL #16.: Closing of the general meeting                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KLEPIERRE (EX-COMPAGNIE FONCIERE KLEPIERRE), PARIS

  TICKER:                  N/A                 CUSIP:   F5396X102

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual financial                        ISSUER            YES             FOR                  FOR

statements for FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the  FY 2009

PROPOSAL #O.3: Approve the transactions and                        ISSUER            YES             FOR                  FOR

agreements for pursuant to the Article L. 225-86 of

the Commercial Code

PROPOSAL #O.4: Approve the income for FY 2009                      ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the payment of the dividend in        ISSUER            YES             FOR                  FOR

 cash or shares

PROPOSAL #O.6: Approve the renewal of Mr. Bertrand de        ISSUER            YES             FOR                  FOR

 Feydeau's term as a Supervisory Board member

PROPOSAL #O.7: Approve the renewal of Mr. Dominique          ISSUER            YES             FOR                  FOR

Hoenn's term as a Supervisory Board member

PROPOSAL #O.8: Approve the renewal of Mr. Vivien                ISSUER            YES             FOR                  FOR

Levy-Garboua's term as a Supervisory Board member

PROPOSAL #O.9: Ratify the co-optation of Mrs.                     ISSUER            YES         AGAINST           AGAINST

Dominique Aubernon as a Supervisory Board member

PROPOSAL #O.10: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Mazars' term, as permanent Co-Statutory Auditor and

Mr. Patrick de Cambourg's term as Substitute Co-

Statutory Auditor

PROPOSAL #O.11: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Deloitte et Associes' term, as permanent Co-Statutory

 Auditor and BEAS' term as Substitute Co-Statutory

Auditor

PROPOSAL #O.12: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

proceed with trading the shares of the Company

PROPOSAL #E.13: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #E.14: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE AHOLD NV

  TICKER:                  N/A                 CUSIP:   N0139V142

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Corporate Executive Board         ISSUER             NO              N/A                  N/A

for FY 2009

PROPOSAL #3: Corporate Governance update                              ISSUER             NO              N/A                  N/A

PROPOSAL #4: Explanation of policy on additions to            ISSUER             NO              N/A                  N/A

reserves and dividends

PROPOSAL #5: Adopt 2009 financial statements                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to determine the dividend over          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #7: Grant Discharge of liability of the                ISSUER            YES             FOR                  FOR

Members of the Corporate Executive Board

PROPOSAL #8: Grant Discharge of liability of the                ISSUER            YES             FOR                  FOR

Members of the Supervisory Board

PROPOSAL #9: Appointment of Mr. J.F. Rishton for a            ISSUER            YES             FOR                  FOR

new term as a Member of the Corporate

PROPOSAL #10: Appointment of Mr. L.J. Hijmans van den        ISSUER            YES             FOR                  FOR

 Bergh as a Member of the Corporate

PROPOSAL #11: Appointment of Mrs. J.A. Sprieser for a        ISSUER            YES             FOR                  FOR

 new term as a Member of the

PROPOSAL #12: Amend the remuneration of the                        ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #13: Appointment of Deloitte Accountants              ISSUER            YES             FOR                  FOR

B.V. as the external Auditor of the

PROPOSAL #14: Authorize the Corporate Executive Board        ISSUER            YES             FOR                  FOR

 for a period of 18 months, i.e. until and including

13 OCT 2011, to issue common shares or grant rights

to acquire common shares up to a maximum of 10% of

the issued share capital, subject to the approval of

the Supervisory Board

PROPOSAL #15: Authorize the Corporate Executive Board        ISSUER            YES             FOR                  FOR

 for a period of 18 months, i.e. until and including

13 OCT 2011, to restrict or exclude, subject to the

approval of the Supervisory Board, pre-emptive rights

 in relation to the issue of common shares or the

granting of rights to acquire common shares

PROPOSAL #16: Authorize the Corporate Executive Board        ISSUER            YES             FOR                  FOR

 for a period of 18 months, i.e. until and including

13 OCT 2011, to acquire shares in the Company,

subject to the approval of the Supervisory Board, up

to a maximum of 10% of the issued share capital at

the date of acquisition

PROPOSAL #17: Approve to cancel the common shares in         ISSUER            YES             FOR                  FOR

the share capital of the Company held or to be

acquired by the Company; the number of shares that

will be cancelled shall be determined by the

Corporate Executive Board

PROPOSAL #18: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE DSM NV

  TICKER:                  N/A                 CUSIP:   N5017D122

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2.a: Annual report by the Managing Board            ISSUER             NO              N/A                  N/A

and Triple P report for 2009

PROPOSAL #2.b: Corporate Governance                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3: Adopt the financial statements for 2009         ISSUER            YES             FOR                  FOR

PROPOSAL #4.a: Approve the reserve policy and                     ISSUER             NO              N/A                  N/A

dividend policy

PROPOSAL #4.b: Adopt the dividend payment for 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #5.a: Approve the liability of the Members          ISSUER            YES             FOR                  FOR

of Managing Board

PROPOSAL #5.b: Approve the liability of the Members          ISSUER            YES             FOR                  FOR

of Supervisory Board

PROPOSAL #6.a: Re-appointment of Mr N.H. Gerardu as a        ISSUER            YES             FOR                  FOR

 Member of Managing Board

PROPOSAL #6.b: Re-appointment of Mr R-D Schwalb as a         ISSUER            YES             FOR                  FOR

Member of Managing Board

PROPOSAL #7.a: Re-appointment of Mr T. De Swaan as a         ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #7.b: Re-appointment of Mr R.J. Routs as a          ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #8: Adopt the remuneration policy of the              ISSUER            YES             FOR                  FOR

Members of the Managing Board

PROPOSAL #9.a: Authorize the Managing Board to issue         ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #9.b: Authorize the Managing Board to limit         ISSUER            YES             FOR                  FOR

or exclude the preferential right when issuing

ordinary shares

PROPOSAL #10: Authorize the Managing Board to have            ISSUER            YES             FOR                  FOR

the Company repurchase shares

PROPOSAL #11: Approve the reduction of the issued              ISSUER            YES             FOR                  FOR

capital by canceling shares

PROPOSAL #12: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #13: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAGARDERE GROUPE S C A

  TICKER:                  N/A                 CUSIP:   F5485U100

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the partnership's accounts         ISSUER            YES             FOR                  FOR

for FY 2009

PROPOSAL #2.: Approval of the consolidated account             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Allocation of the partnership's result;        ISSUER            YES             FOR                  FOR

 setting of the ordinary dividend at EUR 1.30 per

PROPOSAL #4.: Approval of the regulated agreements             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Authorization to be given to Management        ISSUER            YES             FOR                  FOR

 for a period of eighteen months to trade in the

Company's shares

PROPOSAL #6.: Nomination of Mrs. Amelie Oudea-Castera        ISSUER            YES             FOR                  FOR

 as the replacement for Mr. Henri Proglio

PROPOSAL #7.: Renewal of Mrs. Amelie Oudea-Castera's         ISSUER            YES             FOR                  FOR

appointment as a Member of the Supervisory Board

PROPOSAL #8.: Nomination of Mr. Xavier de Sarrau as          ISSUER            YES             FOR                  FOR

the replacement for Groupama

PROPOSAL #9.: Renewal of Mr. Bernard Arnault's                   ISSUER            YES             FOR                  FOR

appointment as a Member of the Supervisory Board

PROPOSAL #10.: Renewal of Mr. Francois Roussely's              ISSUER            YES             FOR                  FOR

appointment as a Member of the Supervisory Board

PROPOSAL #11.: Renewal of Mr. Raymond H. Levy's                 ISSUER            YES         AGAINST           AGAINST

appointment as a Member of the Supervisory Board

PROPOSAL #12.: Nomination of Mr. Patrick Valroff as a        ISSUER            YES             FOR                  FOR

 new Member of the Supervisory Board, replacing Mr.

Rene Carron, whose term of office has ended

PROPOSAL #13.: Nomination of Mr. Jean-Claude Magendie        ISSUER            YES             FOR                  FOR

 as a new Member of the Supervisory Board

PROPOSAL #14.: Powers to accomplish the necessary              ISSUER            YES             FOR                  FOR

formalities

PROPOSAL #O.A: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: Appointment of Mr. Guy Wyser-

Pratte as a new member of the Supervisory Board. The

Ordinary General Meeting appoints Mr. Guy Wyser-

Pratte as a new member of the Supervisory Board for a

 term of four years

PROPOSAL #E.B: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: Amendments to Articles 7, 11,

 20 and 21 concerning the nature of the general

partners' agreement on decisions taken at the

shareholders' meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LENOVO GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y5257Y107

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                     ISSUER            YES             FOR                  FOR

accounts for the YE 31 MAR 2009 together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2.A: Re-elect Dr. Wu Yibing as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.B: Re-elect Ms. Ma Xuezheng as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.C: Re-elect Mr. William O. Grabe as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.D: Re-elect Mr. John W. Barter III as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.E: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' fees

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as            ISSUER            YES             FOR                  FOR

the Auditors and authorize the Board of Directors of

the Company to fix the Auditors' remuneration

PROPOSAL #4.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 pursuant to Section 57B of the Companies Ordinance,

to allot, issue and deal with additional ordinary

shares in the share capital of the Company and to

make or grant offers, agreements and options

[including warrants, bonds, notes, debentures and

other securities which carry rights to subscribe for

or are convertible into ordinary shares] during and

after the relevant period, not exceeding 20% of the

aggregate nominal amount of the issued ordinary share

 capital of the Company otherwise than pursuant to:

i) a rights issue [as specified] ii) an issue of

shares upon the exercise of options granted under any

 share option scheme or similar arrangement for the

time being adopted for the grant or issue of shares

or rights to acquire shares in the Company; or iii)

an issue of shares as scrip dividends pursuant to the

 Articles of Association of the Company from time to

time; or iv) any issue of shares in the Company upon

the exercise of subscription or conversion rights

under the terms of any existing warrants of the

Company or any existing securities of the Company

which carry rights to subscribe for or are

convertible into shares of the Company; and

[Authority expires the earlier of the conclusion of

the next AGM of the Company or the expiration of the

period within which the next AGM of the Company is

required to be held by the Companies Ordinance or the

 Articles of Association of the Company to be held]

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 to repurchase shares of the Company, during the

relevant period, on the Stock Exchange of Hong Kong

Limited [the Stock Exchange] or any other stock

exchange on which the shares of the Company may be

listed and recognized by the Securities and Futures

Commission and the Stock Exchange for such purposes,

subject to and in accordance with all applicable Laws

 and the requirements of the rules governing the

Listing of Securities on the Stock Exchange or of any

 other stock exchange as amended from time to time,

not exceeding 10% of the aggregate nominal amount of

the issued voting ordinary share capital of the

Company; and [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required to be held by the Companies

Ordinance or the Articles of Association of the

PROPOSAL #6.: Approve, conditional upon the passing          ISSUER            YES         AGAINST           AGAINST

of Resolutions 4 and 5, the general mandate granted

to the Directors of the Company to allot, issue and

deal with the shares pursuant to Resolution 4, by

addition to the aggregate nominal value of the share

capital which may be allotted and issued or agreed

conditionally or unconditionally to be allotted and

issued by the Directors of the Company pursuant to

such general mandate of an amount representing the

aggregate nominal value of the issued voting ordinary

 shares capital of the Company repurchased by the

Company pursuant to the mandate to repurchase shares

of the Company as pursuant to Resolution 5, provided

that such amount does not exceed 10% of the aggregate

 nominal amount of the issued share capital of the

Company at the date of passing this Resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LLOYDS BANKING GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G5542W106

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Share Subdivision                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or grant rights to subscribe for shares pursuant to

the rights issue and the Exchange Offers

PROPOSAL #3.: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or grant rights to subscribe for shares

PROPOSAL #4.: Approve the HMT Transactions                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve to authorize the capitalization        ISSUER            YES             FOR                  FOR

 issue of New Limited Voting Shares

PROPOSAL #S.6: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #S.7: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of the Existing Preference Shares

PROPOSAL #S.8: Authorize the Company to make off                ISSUER            YES             FOR                  FOR

market purchases of the Equiniti Existing Preference

Shares

PROPOSAL #S.9: Authorize the Company to make off                ISSUER            YES             FOR                  FOR

market purchases of the BNY Existing Preference Shares

PROPOSAL #S.10: Authorize the Company to make off              ISSUER            YES             FOR                  FOR

market purchases of the 6.3673% Preference Shares

PROPOSAL #S.11: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares pursuant to the rights issue and the Exchange

Offers on a non pre emptive basis

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares for cash on a non pre emptive basis

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LLOYDS BANKING GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G5542W106

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and of the Auditors for the

YE 31 DEC 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.a: Elect Sir. Winfried Bischoff as a                ISSUER            YES             FOR                  FOR

Director of the Company, who retires under Article 79

 of the Company's Articles of Association

PROPOSAL #3.b: Elect Mr. G. R. Moreno as a Director,         ISSUER            YES             FOR                  FOR

who retires under Article 79 of the Company's

Articles of Association

PROPOSAL #3.c: Elect Mr. D. L. Roberts as a Director,        ISSUER            YES             FOR                  FOR

 who retires under article 79 of the Company's

Articles of Association

PROPOSAL #4.a: Re-elect Dr. W. C. G. Berndt as a                ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #4.b: Re-elect Mr. J. E. Daniels as a                   ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #4.c: Re-elect Mrs. H. A. Weir as a                       ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company

PROPOSAL #6.: Authorize the Audit Committee to set            ISSUER            YES             FOR                  FOR

the remuneration of the Company's Auditors

PROPOSAL #7.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 551 of the Companies

Act, 2006 to allot shares or grant rights to

subscribe for or to convert any security in the

shares: [i] up to an aggregate nominal amount of [I]

GBP 2,233,203,900 in respect of ordinary shares and

[II] GBP 100,000,000, USD 40,000,000, GBP 40,000,000

and GBP 1,250,000,000 in respect of preference

shares; [ii] comprising equity securities [as defined

 in Section 560[1] of the Companies Act, 2006] up to

a further nominal amount of GBP 2,233,203,900 in

connection with an offer by way of a rights issue;

such authorities to apply in substitution for all

previous authorities pursuant to Section 551 of the

Companies Act 2006, or preceding legislation;

[Authority expires the earlier at the end of the next

 AGM or on 05 AUG 2011]; the Company may make offers

and enter into agreements during the relevant period

which would, or might, require shares to be allotted

PROPOSAL #S.8: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 7 above, to allot equity

securities [as defined in Section 560[1] of the

Companies Act 2006] wholly for cash: [i] pursuant to

the authority given by paragraph [i] of Resolution 7

above or where the allotment constitutes an allotment

 of equity securities by virtue of Section 551 of the

 Companies Act 2006, in each case: [a] in connection

with a pre-emptive offer; and [b] otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 334,980,500; and [ii]

 pursuant to the authority given by paragraph [i] of

Resolution 7 above in connection with a rights issue,

 as if Section 561[1] of the Companies Act 2006 did

not apply to any such allotment; [Authority expires

the earlier at the end of the next AGM or on 05 AUG

2011]; the Company may make offers and enter into

agreements during this period which would, or might,

require equity securities under any such offer or

agreement as if the power had not ended

PROPOSAL #S.9: Authorize the Company, conferred by            ISSUER            YES             FOR                  FOR

resolution passed at the AGM of the Company on 07 MAY

 2009 in accordance with Section 701 of the Companies

 Act 2006, to make market purchases [within the

meaning of Section 693 of the Companies Act 2006] of

ordinary shares of 10p each in the capital of the

Company be further renewed and extended from the

conclusion of this meeting, and where such shares are

 held in treasury, the Company may use them for the

purposes of its employees share plans, provided that:

 [a] the maximum aggregate number of ordinary shares

authorized to be purchased shall be 6,699,611,000;

[b] the minimum price which may be paid for each

ordinary shares be 10p; [c] the maximum price,

exclusive of expenses, which may be paid for each

ordinary share shall be an amount equal to the higher

 of [a] 105% of the average of the closing price of

the 5 London business days immediately preceding the

day on which such share is contracted to be purchased

 or [b] the higher of the price of the last

independent trade and the highest current bid as

stipulated by Article 5[1] of Commission Regulated

[EC] 22 DEC 2003 implementing the Market Abuse

Directive as regards exemptions for buy-back

programmes and stabilization of financial instruments

 [No 2273/2003]; [Authority expires the earlier of

the conclusion of the Company's AGM in 2011 or on 30

JUN 2011]; and [e] the company may make a contract to

 purchase its ordinary shares under the renewed and

extended authority before its expiry which would or

might be executed wholly or partly after the expiry,

and may make a purchase of its ordinary shares under

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES         AGAINST           AGAINST

purpose of Section 701 of the Companies Act 2006 to

make purchases [as defined in Section 693 of the

Companies Act 2006] of the following issuances of

securities: [a] GBP 299,987,729 9.25%, Non-Cumulative

 Irredeemable Preference Shares; [b] GBP 99,999,942

9.75%, Non-Cumulative Irredeemable Preference Shares;

 [c] GBP 186,190,532 6.475%, Non-Cumulative

Preference Shares; [d] GBP 745,431,000 6.0884%, Non-

Cumulative Fixed to Floating Rate Preference Shares;

[e] GBP 334,951,000 6.3673%, Non-Cumulative Fixed to

Floating Rate Preference Shares; [f] USD 750,000,000

6.413%, Non-Cumulative Fixed to Floating Rate

Preference Shares; [g] USD 750,000,000 5.92%, Non-

Cumulative Fixed to Floating Rate Preference Shares;

[h] USD 750,000,000 6.657%, Non-Cumulative Fixed to

Floating Rate Preference Shares; [i] USD

1,000,000,000 6.267%, Fixed to Floating Rate Non-

Cumulative Callable Dollar Preference Shares; [j] USD

 1,250,000,000 7.875%, Non-Cumulative Preference

Shares; [k] EUR 500,000,000 7.875%, Non-Cumulative

Preference Shares; and [l] GBP 600,000,000 Non-

Cumulative Fixed to Floating Rate Callable Dollar

Preference Shares; [together, the 'Preference

Shares'], in accordance with, amongst other things,

the terms of the exchange offers as previously

approved at the Company's general meeting held on 26

NOV 2009, provided that: [i] the maximum number of

Preference Shares is the nominal value of the

relevant Preference Share in issue; [ii] the minimum

price which may be paid for each Preference Share is

the nominal value of the relevant Preference Share;

[iii] the maximum price which may be paid for a share

 is an amount equal to 120% of the liquidation

preference of the relevant Preference Share;

[Authority expires the earlier of the conclusion of

the Company's AGM in 2011 or on 30 JUN 2011]; [v] the

 Company may make a contract to purchase the

Preference Shares under this authority before its

expiry which would or might be executed wholly; or

partly after the expiry, and may make a purchase of

PROPOSAL #S.11: Approve, that a general meeting of            ISSUER            YES             FOR                  FOR

the Company, other than an AGM, may be called on not

less than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LONZA GROUP AG, BASEL

  TICKER:                  N/A                 CUSIP:   H50524133

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements 2009 of the Lonza Group, report of the

Auditors

PROPOSAL #2: Approve the annual report and annual              ISSUER            YES             FOR                  FOR

accounts 2009; the Lonza Group Ag, report of the

Auditors

PROPOSAL #3: Approve the compensation report                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the appropriation of the balance        ISSUER            YES             FOR                  FOR

 sheet profit

PROPOSAL #5: Grant discharge to the Board of Directors      ISSUER            YES             FOR                  FOR

PROPOSAL #6.1: Amend Article 5 of the Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #6.2: Amend Article 21 of the Articles of            ISSUER            YES             FOR                  FOR

Association

PROPOSAL #6.3: Amend Article 27-31 of the Articles of        ISSUER            YES             FOR                  FOR

 Association

PROPOSAL #7.1: Re-elect Mrs. Dame Julia Higgins to            ISSUER            YES             FOR                  FOR

the Board of Directors for a one-year term

PROPOSAL #7.2: Re-elect Mr. Patrick Aebischer to the         ISSUER            YES             FOR                  FOR

Board of Directors for a one-year term

PROPOSAL #7.3: Re-elect Mr. Gerhard Mayr to the Board        ISSUER            YES             FOR                  FOR

 of Directors for a one-year term

PROPOSAL #7.4: Re-elect Mr. Rolf Soiron to the Board         ISSUER            YES             FOR                  FOR

of Directors for a one-year term

PROPOSAL #7.5: Re-elect Mr. Richard Sykes to the                ISSUER            YES             FOR                  FOR

Board of Directors for a one-year term

PROPOSAL #7.6: Re-elect Mr. Peter Wilden to the Board        ISSUER            YES             FOR                  FOR

 of Directors for a one-year term

PROPOSAL #8.: Election of KPMG AG, Zurich as the                ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUKOIL OIL COMPANY JSC, MOSCOW

  TICKER:                  N/A                 CUSIP:   677862104

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report of OAO                   ISSUER            YES             FOR                  FOR

'LUKOIL' for 2009 and the annual financial

statements, including the income statements [profit

and loss accounts] of the Company, and the

distribution of profits

PROPOSAL #2.1: Election ALEKPEROV, Vagit Yusufovich          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #2.2: Election BELIKOV, Igor Vyacheslavovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors

PROPOSAL #2.3: Election BLAZHEEV, Victor                              ISSUER            YES             FOR                  FOR

Vladimirovich to the Board of Directors

PROPOSAL #2.4: Election WALLETTE (Jr.), Donald Evert         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #2.5: Election GRAYFER, Valery Isaakovich to        ISSUER            YES         AGAINST           AGAINST

 the Board of Directors

PROPOSAL #2.6: Election GREF, Herman Oskarovich to            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #2.7: Election ESAULKOVA, Tatiana                          ISSUER            YES         AGAINST           AGAINST

Stanislavovna to the Board of Directors

PROPOSAL #2.8: Election IVANOV, Igor Sergeevich to            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #2.9: Election MAGANOV, Ravil Ulfatovich to         ISSUER            YES         AGAINST           AGAINST

the Board of Directors

PROPOSAL #2.10: Election MIKHAILOV, Sergei                          ISSUER            YES         AGAINST           AGAINST

Anatolievich to the Board of Directors

PROPOSAL #2.11: Election of MOBIUS, Mark to the Board        ISSUER            YES         AGAINST           AGAINST

 of Directors

PROPOSAL #2.12: Election of SHOKHIN, Alexander                   ISSUER            YES             FOR                  FOR

Nikolaevich to the Board of Directors

PROPOSAL #3.1: Election IVANOVA, Lyubov Gavrilovna as        ISSUER            YES             FOR                  FOR

 a Member to the Audit Commission

PROPOSAL #3.2: Election KONDRATIEV, Pavel                            ISSUER            YES             FOR                  FOR

Gennadievich as a Member to the Audit Commission

PROPOSAL #3.3: Election NIKITENKO, Vladimir                        ISSUER            YES             FOR                  FOR

Nikolaevich as a Member to the Audit Commission

PROPOSAL #4.1: Approve to pay remuneration and                   ISSUER            YES             FOR                  FOR

reimburse expenses to members of the Board of

Directors of OAO LUKOIL as specified

PROPOSAL #4.2: Approve to deem it appropriate to                ISSUER            YES             FOR                  FOR

establish additional remuneration for newly elected

Members of the Board of Directors for their

participation in conferences and other events on

written instructions of the Chairman of the Board of

Directors, in an amount of 104,000 roubles, and to

retain the amounts of remuneration for Members of the

 Board of Directors of OAO LUKOIL established by

decision of the AGM of OAO LUKOIL of 26 JUN 2008

(Minutes No. 1)

PROPOSAL #5.1: Approve to pay remuneration to each of        ISSUER            YES             FOR                  FOR

 the Members of the Audit Commission of OAO LUKOIL in

 the amount established by decision of the AGM of OAO

 LUKOIL of 26 JUN 2008 (Minutes No. 1) - 2,600,000

roubles

PROPOSAL #5.2: Approve to deem it appropriate to                ISSUER            YES             FOR                  FOR

retain the amounts of remuneration for Members of the

 Audit Commission of OAO LUKOIL established by

decision of the AGM of OAO LUKOIL of 26 JUN 2008

PROPOSAL #6.: Approve the Independent Auditor of OAO         ISSUER            YES             FOR                  FOR

LUKOIL- Closed Joint Stock Company KPMG

PROPOSAL #7.: Approve the amendments to the                        ISSUER            YES             FOR                  FOR

Regulations on the Procedure for Preparing and

Holding the General Shareholders Meeting of OAO

Lukoil, as specified

PROPOSAL #8.1: Approve the contract(s) of guarantee          ISSUER            YES             FOR                  FOR

between OAO LUKOIL (Guarantor) and Sberbank of Russia

 OAO (Bank) on the specified terms and conditions

PROPOSAL #8.2: Approve the Policy (contract) on                 ISSUER            YES             FOR                  FOR

insuring the liability of Directors, Officers and

Corporations between OAO LUKOIL (Policyholder) and

OAO Kapital Strakhovanie (Insurer) on the specified

terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LVMH MOET HENNESSY LOUIS VUITTON, PARIS

  TICKER:                  N/A                 CUSIP:   F58485115

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the regulated agreements                 ISSUER            YES         AGAINST           AGAINST

specified in Article L. 225-38 of the Code du

Commerce  Commercial Code

PROPOSAL #O.4: Approve the allocation of the result -        ISSUER            YES             FOR                  FOR

 setting of the dividend

PROPOSAL #O.5: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Bernard Arnault

PROPOSAL #O.6: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by Mme. Delphine Arnault

PROPOSAL #O.7: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Nicholas Clive Worms

PROPOSAL #O.8: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Patrick Houel

PROPOSAL #O.9: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Felix G Rahatyn

PROPOSAL #O.10: Approve the renewal of the Director's        ISSUER            YES             FOR                  FOR

 mandate held by M. Hubert Vedrine

PROPOSAL #O.11: Appointment of Mme. Helene Carrere            ISSUER            YES             FOR                  FOR

d'Encausse as a Director

PROPOSAL #O.12: Approve the renewal of the Censor's          ISSUER            YES         AGAINST           AGAINST

mandate held by M. Kilian Hennessy

PROPOSAL #O.13: Approve the renewal of the Auditor's         ISSUER            YES             FOR                  FOR

mandate held by Deloitte & Associes

PROPOSAL #O.14: Appointment of Ernst & Young and                ISSUER            YES             FOR                  FOR

Others as the Auditors

PROPOSAL #O.15: Approve the renewal of the Auditor's         ISSUER            YES             FOR                  FOR

mandate held by M. Denis Grison

PROPOSAL #O.16: Appointment of Auditex as an                       ISSUER            YES             FOR                  FOR

Assistant Auditors

PROPOSAL #O.17: Grant authority to manipulate Company        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #E.18: Grant authority to reduce capital              ISSUER            YES             FOR                  FOR

stock by canceling self-held shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACQUARIE AIRPORTS

  TICKER:                  N/A                 CUSIP:   Q6077P119

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to MAT 1 Resolution 2,        ISSUER            YES         AGAINST           AGAINST

 MAT 2 Resolution 1 and 2 and MAL Resolution 1, being

 passed, the Internalization -acquisition/disposal of

 a substantial asset for the purposes of Listing Rule

 10.1 and for all other purposes, as specified

PROPOSAL #2.: Approve, subject to MAT 1 Resolution 1,        ISSUER            YES         AGAINST           AGAINST

 MAT 2 Resolution 1 and 2 and MAL Resolution 1 being

passed, the Internalization - related party benefits

for the purposes of Chapter 2E of the Corporations

Act and for all other purposes

PROPOSAL #S.3: Approve, for the purposes of Listing          ISSUER            YES             FOR                  FOR

Rule 10.17 and Section 601GC[1][a] of the

Corporations Act and for all other purposes, the fees

 payable to the MAML Directors to be increased by AUD

 150,000, with a maximum amount of AUD 850,000 being

paid to the MAML Directors as a whole for the current

 calendar year [after which the aggregate amount

shall revert to AUD 700,000 per annum or such other

amount approved by security holders] and amend Clause

 21.4[q][i] of the MAT 1 Constitution by adding the

following words at the end of Clause 21.4[q][i] [with

 the exception of those fees paid or payable in

respect of the 2009 calendar year, in which case such

 fees must not exceed in aggregate AUD 850,000]

PROPOSAL #1.: Approve, subject to MAT 1 Resolution 1         ISSUER            YES         AGAINST           AGAINST

and 2, MAT 2 Resolution 2 of MAL Resolution 1 being

passed, the Internalization - acquisition/disposal of

 a substantial asset for the purposes of Listing Rule

 10.1 and for all other purposes, as specified

PROPOSAL #2.: Approve, subject to MAT 1 Resolution 1         ISSUER            YES         AGAINST           AGAINST

and 2, MAT 2 Resolution 1 and MAL Resolution 1 being

passed, the Internalization - related party benefits

for the purposes of Chapter 2E of the Corporations

Act and for all other purposes

PROPOSAL #S.3: Approve, for the purposes of Listing          ISSUER            YES             FOR                  FOR

Rule 10.17 and Section 601GC[1][a] of the

Corporations Act and for all other purposes, the fees

 payable to the MAML Directors to be increased by AUD

 150,000, with a maximum amount of AUD 850,000 being

paid to the MAML Directors as a whole for the current

 calendar year [after which the aggregate amount

shall revert to AUD 700,000 per annum or such other

amount approved by security holders] and amend Clause

 21.4[q][i] of the MAT 1 Constitution by adding the

following words at the end of Clause 21.4[q][i] [with

 the exception of those fees paid or payable in

respect of the 2009 calendar year, in which case such

 fees must not exceed in aggregate AUD 850,000]

PROPOSAL #1.: Approve, subject to MAT 1 and MAT 2              ISSUER            YES         AGAINST           AGAINST

Resolution 1 and 2, being passed, the Internalization

 - acquisition/disposal of a substantial asset for

the purposes of Listing Rule 10.1 and for all other

purposes, as specified

PROPOSAL #2.: Approve, pursuant to a recommendation          ISSUER            YES         AGAINST           AGAINST

by the Board of Directors, to change the name of the

Company to MAP Airports International Limited

PROPOSAL #3.: Approve, for the purposes of Listing            ISSUER            YES             FOR                  FOR

Rule 10.17, for the purpose of Bye-Law 60 and for all

 other purposes, to facilitate payment of a one-off

fee to the Company's Independent Directors, the fee

payable to the MAL Directors to be increased by USD

125,000 with a maximum amount of USD 265,000 being

paid to the MAL Directors as a whole for the current

FY [after which the aggregate amount shall revert to

USD 140,000 per annum or such other amount approved

by security holders

PROPOSAL #S.4: Adopt, with effect from completion              ISSUER            YES         AGAINST           AGAINST

pursuant to a recommendation by the Board of

Directors, the new MAL Bye-Laws in substitution for

the existing MAL Bye-Laws, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACQUARIE GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q57085104

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                 ISSUER             NO              N/A                  N/A

Directors' report and the Auditor's report of

Macquarie for the YE 31 MAR 2009

PROPOSAL #2.: Adopt the remuneration report of                   ISSUER            YES             FOR                  FOR

Macquarie for the YE 31 MAR 2009

PROPOSAL #3.: Re-elect Mr. H.K. McCann as a voting            ISSUER            YES             FOR                  FOR

Director of Macquarie

PROPOSAL #4.: Ratify, the issue of 20,000,000                     ISSUER            YES             FOR                  FOR

ordinary shares in Macquarie at AUD 27.00 per share

under an institutional private placement on 08 MAY

2009 [the terms and conditions of which are described

 in the explanatory notes on items of business

accompanying the notice of meeting convening this

meeting], for all purposes including for ASX Listing

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACQUARIE GROUP LTD, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q57085104

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, for all purposes: a) the                 ISSUER            YES             FOR                  FOR

establishment and operation of the Macquarie Group

Employee Retained Equity Plan [MEREP]; b) the giving

of benefits under Macquarie Group's deferred

remuneration and superannuation arrangements to a

person by the Company, its related bodies Corporate,

their associates or any superannuation fund in

connection with that person ceasing to hold a board,

managerial or executive office in the Company or a

related body Corporate of the Company; and c) the

entitlement or potential entitlement of any officer

of the Company or its child entities [being any

entity which is controlled by the Company within the

meaning of Section 50AA of the Corporations Act or a

subsidiary of the Company] to termination benefits,

as specified

PROPOSAL #2.: Approve, for all purposes: a) the issue        ISSUER            YES             FOR                  FOR

 to Mr. N.W. Moore, Managing Director, under the

Macquarie Group Employee Retained Equity Plan [MEREP]

 of: i) up to 472,937 Restricted Share Units; and ii)

 38,300 Performance Share Units; and b) the issue of,

 and acquisition accordingly by Mr. Moore of, shares

in the Company in respect of those Restricted Share

Units and Performance Share Units, all in accordance

with the terms of the MEREP as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAN GROUP PLC

  TICKER:                  N/A                 CUSIP:   G5790V156

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the 'Directors', 'Auditors'              ISSUER            YES             FOR                  FOR

reports and the financial statements for the YE 31

MAR 2009

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 MAR 2009

PROPOSAL #3.: Declare a final dividend of 15.47 pence        ISSUER            YES             FOR                  FOR

 per ordinary share giving a total of 27.36 pence per

 ordinary share for the YE 31 MAR 2009

PROPOSAL #4.: Re-appoint Mr. Jon Aisbitt as the                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-appoint Mr. Peter Clarke as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company to hold office from

the conclusion of this meeting until the conclusion

of the next AGM at which accounts are laid before the

PROPOSAL #7.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #8.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company from USD

681,010,434.49209 and GBP 50,000 to USD

698,010,434.49209 and GBP 50,000 by the creation of

495,829,201 ordinary shares of 3 3/7 US cents each

ranking pari passu in all respects with the existing

ordinary shares of 3 3/7 US cents in the capital of

PROPOSAL #9.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to Section 80 of the Companies Act 1985

[the Act] to exercise all the powers of the Company

to allot relevant securities [within the meaning of

Section 80 of the Act]: [a] up to a nominal amount of

 USD 19,520,845; and [b] comprising equity securities

 [within the meaning of Section 94 of the Act] up to

a nominal amount of USD 39,041,690 [such amount to be

 reduced by the nominal amount of any relevant

securities issued under paragraph [a] of this

Resolution 9] in connection with an offer by way of a

 rights issue: [i] to ordinary shareholders in

proportion [as nearly as may be practicable] to their

 existing holdings; and [ii] to holders of other

equity securities, as required by the rights of those

 securities or, subject to such rights, as the

Directors of the Company otherwise consider

necessary, and so that the Directors of the Company

may impose any limits or restrictions and make any

arrangements which they consider necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in, or under the laws of, any

territory or any other matter, [Authority expires the

 earlier of the conclusion of the AGM of the Company

unless previously renewed, varied or revoked by the

Company in GM]; and the directors of the Company may

allot relevant securities under any such offer or

agreement as if the authority conferred hereby had

PROPOSAL #S.10: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company pursuant to Section 95 of the Companies Act

1985 [the Act], to allot equity securities [within

the meaning of Section 94[2] of the Act] wholly for

cash pursuant to the general authorities conferred by

 Resolution 9 and/or where the allotment constitutes

an allotment of equity securities by virtue of

Section 94 [3A] of the Act, in each case free of the

restriction in Section 89[1] of the Act, such power

to be limited to: a]the allotment of equity

securities in connection with an offer of equity

securities [but in the case of an allotment pursuant

to the authority granted under paragraph [b] of

Resolution 9, such power shall be limited to the

allotment of equity securities in connection with an

offer by way of a rights issue only]: [i] to ordinary

 shareholders in proportion [as nearly as may be

practicable] to their existing shareholdings; and

[ii] to the holders of other equity securities, as

required by the rights of those securities or,

subject to such rights, as the Directors of the

Company otherwise consider necessary, and so that the

 Directors of the Company may impose any limits or

restrictions and make any arrangements which it

considers necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in, or

 under the laws of, any territory or any other

matter; b]and the allotment of equity securities

pursuant to the authority granted under paragraph [a]

 of Resolution 9 and/or an allotment which

constitutes an allotment of equity securities by

virtue of Section 94 [3A] of the Act [in each case,

otherwise than in the circumstances set out in

paragraph [a] of this Resolution 10] up to an

aggregate nominal amount of USD 2,928,127, such power

 to apply [Authority expires the earlier of the

conclusion of the AGM of the Company unless

previously renewed, varied or revoked by the Company

after the date of the passing of this resolution or

08 OCT 2010] and the Directors of the Company may

allot equity securities under any such offer or

PROPOSAL #S.11: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

Section 166 of the Companies Act 1985 [the Act] to

make market purchases [within the meaning of Section

163 of the Act] on the London Stock Exchange of

ordinary shares of 3 3/7 US cents each [ordinary

shares] provided that: [i] the maximum aggregate

number of ordinary shares that may be purchased is

170,805,967; in substitution for all existing powers,

 the Company;[ii] the minimum price[exclusive of

expenses] which may be paid for an ordinary share is

3 3/7 US cents or the sterling equivalent of 3 3/7 US

 cents;[iii] the maximum price[exclusive of expenses]

 which may be paid for each ordinary share is higher

of:[a] 105% of the average market value of an

ordinary share in the Company for the 5 business days

 prior to the day the purchase is made; and the value

 of an ordinary share calculated on the basis of the

higher of the price quoted for [a] the last

independent trade of; and [b] the highest current

independent bid for any number of the Company's

ordinary shares on the London Stock Exchange;

[Authority expires on the conclusion of the next

Annual General Meeting of the Company or on the

earlier of 08 JAN 2011] and the Company may make a

purchase of ordinary shares in pursuance of any such

contract as if the authority conferred by this

PROPOSAL #S.12: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings of the Company other than AGM on not

 less than 14 clear days' notice, [Authority shall

expire at the conclusion of the next AGM of the

Company after the passing of this resolution]

PROPOSAL #S.13: Approve and authorize the terms of            ISSUER            YES             FOR                  FOR

the proposed contract [a draft of which has been

produced to the meeting and initialled by the

Chairman of the meeting for the purpose of

identification only] between the Company and all the

holders of deferred dollar shares of 0.001 US cent

each in the capital of the Company [the deferred

dollar shares], which will be executed by a Director

or officer of the Company on behalf of such holders

in accordance with Article 167[F][1] of the Articles

of Association of the Company, pursuant to which the

Company will purchase all of the deferred dollar

shares in issue, for the purposes of section 164 of

the Companies Act 1985 [as amended] and otherwise,

but so that such approval and [authority shall expire

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAP GROUP

  TICKER:                  N/A                 CUSIP:   Q5763C127

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appointment of KPMG as the Auditor of          ISSUER            YES             FOR                  FOR

the Company and authorize the Directors to determine

its remuneration

PROPOSAL #2.: Re-elect Jeffrey Conyers as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3.: Approve, for the purposes of Bye-Law            ISSUER            YES             FOR                  FOR

60(a) and ASX Listing Rule 10.17, and for all other

purposes, effective from 16 OCT 2009, an increase to

the maximum aggregate amount of fees payable to all

non-executive directors of the Company to USD 240,000

 per annum representing an increase of USD 100,000

per annum

PROPOSAL #S.1: Approve, for the purposes of Section          ISSUER            YES             FOR                  FOR

601GC(1)(a) of the Corporations Act 2001, and for all

 other purposes, Clause 21.4(q)(1)(i) of the MAT1

constitution is deleted and replaced with as specified

PROPOSAL #2.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 10.17, and for all other purposes,

effective from 16 OCT 2009 to increase the maximum

aggregate amount of fees payable to all Non-Executive

 Directors of the Responsible Entity which together

with any fees paid under the equivalent provision of

the constitution of MAp Airports Trust 2 shall not

exceed AUD 1.5 million per annum in aggregate,

representing an increase of AUD 800,000 per annum

PROPOSAL #1.: Re-election of Trevor Gerber as a                 ISSUER            YES             FOR                  FOR

Director of MAp Airports Limited by its shareholder

PROPOSAL #2.: Re-election of John Roberts as a                   ISSUER            YES             FOR                  FOR

Director of MAp Airports Limited by its shareholder

PROPOSAL #3.: Approve the election, effective from 01        ISSUER            YES             FOR                  FOR

 JUL 2010 of Kerrie Mather as a Director of MAp

Airports Limited by its shareholder

PROPOSAL #4.: Approve the election, effective from 01        ISSUER            YES             FOR                  FOR

 JUL 2010, of John Mullen as a Director of Map

Airports Limited by its shareholder

PROPOSAL #5.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve the election, effective

 from 01 JUL 2010, of Stephen Mayne as a director of

MAp Airports Limited by its shareholder

PROPOSAL #S.6: Approve, for the purposes of Section          ISSUER            YES             FOR                  FOR

601GC(1)(a) of the Corporations Act 2001, and for all

 other purposes, Clause 21.4(q)(1)(i) of the MAT2

constitution is deleted and replaced with as specified

PROPOSAL #7.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 10.17, and for all other purposes,

effective from 16 OCT 2009 to increase the maximum

aggregate amount of fees payable to all Non-executive

 Directors of the Responsible Entity which together

with any fees paid under the equivalent provision of

the constitution of MAp Airports Trust 1 shall not

exceed AUD 1.5 million per annum in aggregate,

representing an increase of AUD 800,000 per annum

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI CORPORATION

  TICKER:                  N/A                 CUSIP:   J43830116

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve reserved retirement                            ISSUER            YES             FOR                  FOR

remuneration for Directors

PROPOSAL #6.: Amend the Compensation to be received          ISSUER            YES         AGAINST           AGAINST

by Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI ESTATE COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J43916113

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Renewal of Countermeasures to Large-             ISSUER            YES         AGAINST           AGAINST

Scale Acquisitions of Mitsubishi Estate Co.,  Ltd.

Shares (Takeover Defense Measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI & CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J44690139

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI FUDOSAN CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J4509L101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIZUHO FINANCIAL GROUP,INC.

  TICKER:                  N/A                 CUSIP:   J4599L102

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Shareholders' Proposals: Amendment to          ISSUER            YES         AGAINST               FOR

the Articles of Incorporation (Prohibition of

financing for MBO to be made at a low price)

PROPOSAL #5.: Shareholders' Proposals: Amendment to          ISSUER            YES             FOR               AGAINST

the Articles of Incorporation (Disclosure of

compensation paid to each officer)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOBILE TELESYSTEMS OJSC

  TICKER:                  MBT                 CUSIP:   607409109

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: THE PROCEDURE FOR CONDUCTING THE ANNUAL         ISSUER            YES             FOR                  FOR

GENERAL SHAREHOLDERS MEETING

PROPOSAL #2: APPROVAL OF MTS OJSC ANNUAL REPORT, MTS         ISSUER            YES             FOR                  FOR

ANNUAL FINANCIAL STATEMENTS, INCLUDING MTS OJSC

PROFIT AND LOSS REPORT, DISTRIBUTION OF MTS OJSC

PROFIT AND LOSSES BASED ON FY 2009 RESULTS (INCLUDING

 PAYMENT OF DIVIDENDS)

PROPOSAL #3.1: ELECTION OF DIRECTOR: ANTON                          ISSUER            YES         AGAINST           AGAINST

VLADIMIROVICH ABUGOV

PROPOSAL #3.2: ELECTION OF DIRECTOR: ALEXEY                        ISSUER            YES         AGAINST           AGAINST

NIKOLAEVICH BUYANOV

PROPOSAL #3.3: ELECTION OF DIRECTOR: CHARLES WILLIAM         ISSUER            YES             FOR                  FOR

DUNSTONE

PROPOSAL #3.4: ELECTION OF DIRECTOR: SERGEY                        ISSUER            YES         AGAINST           AGAINST

ALEXEEVICH DROZDOV

PROPOSAL #3.5: ELECTION OF DIRECTOR: YEVTOUSHENKOVA          ISSUER            YES         AGAINST           AGAINST

TATIANA VLADIMIROVNA

PROPOSAL #3.6: ELECTION OF DIRECTOR: RON SOMMER                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.7: ELECTION OF DIRECTOR: STANLEY PHILLIP         ISSUER            YES             FOR                  FOR

MILLER

PROPOSAL #3.8: ELECTION OF DIRECTOR: PAUL JAMES                 ISSUER            YES             FOR                  FOR

OSTLING

PROPOSAL #3.9: ELECTION OF DIRECTOR: MIKHAIL                       ISSUER            YES         AGAINST           AGAINST

VALERIEVICH SHAMOLIN

PROPOSAL #4.1: ELECTION OF MEMBERS OF THE MTS OJSC            ISSUER            YES             FOR                  FOR

AUDITING COMMISSION: VASILY VASILYEVICH PLATOSHIN

PROPOSAL #4.2: ELECTION OF MEMBERS OF THE MTS OJSC            ISSUER            YES             FOR                  FOR

AUDITING COMMISSION: ARTEM YEVGENIEVICH POPOV

PROPOSAL #4.3: ELECTION OF MEMBERS OF THE MTS OJSC            ISSUER            YES             FOR                  FOR

AUDITING COMMISSION: DMITRY YEVGENIEVICH FROLOV

PROPOSAL #5: APPROVAL OF MTS OJSC AUDITOR                             ISSUER            YES             FOR                  FOR

PROPOSAL #6: APPROVAL OF MTS OJSC CHARTER AS AMENDED         ISSUER            YES             FOR                  FOR

AND RESTATED

PROPOSAL #7: APPROVAL OF REGULATIONS OF MTS OJSC                ISSUER            YES             FOR                  FOR

GENERAL SHAREHOLDERS MEETING AS AMENDED AND RESTATED

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MRV ENGENHARIA PARTICIPACOES SA, BELO HORIZONTE

  TICKER:                  N/A                 CUSIP:   P6986W107

  MEETING DATE:      3/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Election of Mr. Eduardo Lu Iz de                   ISSUER            YES             FOR                  FOR

Mascarenhas Picchioni as a Member of the

PROPOSAL #B.1: Amend Article 24 and Sections of the          ISSUER            YES             FOR                  FOR

Company'S Bylaws to amend the nomenclature used for

the positions currently called Vice-President & Chief

 Officer to Chief Officer of the Company

PROPOSAL #B.2: Amend Article 24 and Sections of the          ISSUER            YES             FOR                  FOR

Company'S Bylaws to establish four new Executive

Boards, represented by their Chief Officer, being two

 Regional Executive Boards, one Executive Board for

Institutional Relations, and one Executive Board of

Real Estate Development of Campinas and the State of

Espirito Santo

PROPOSAL #B.3: Amend Article 24 and Sections of the          ISSUER            YES             FOR                  FOR

Company'S Bylaws to redefine, by virtue of such

deliberations, the respective powers of the Chief

Officers of the Company

PROPOSAL #C.: Approve to consolidate the Corporate            ISSUER            YES             FOR                  FOR

By-Laws of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MRV ENGENHARIA PARTICIPACOES SA, BELO HORIZONTE

  TICKER:                  N/A                 CUSIP:   P6986W107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet and the                   ISSUER            YES             FOR                  FOR

financial statements relating to the FY that ended on

 31 DEC 2009

PROPOSAL #2: Approve the allocation of the net profit        ISSUER            YES             FOR                  FOR

 from the FY, for the establishment of a legal

reserve, as dividends, and for the retained profit

reserve based on a capital budget for the purpose of

meeting the need for funds for future investments,

mainly for working capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MRV ENGENHARIA PARTICIPACOES SA, BELO HORIZONTE

  TICKER:                  N/A                 CUSIP:   P6986W107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the creation of the Legal                   ISSUER            YES         AGAINST           AGAINST

Officer executive committee position and of the

Investor Relations Officer executive committee

PROPOSAL #2: Approve, as a result of the resolution          ISSUER            YES         AGAINST           AGAINST

above, the new wording of Article 24 of the Corporate

 Bylaws of the Company and their consolidation

PROPOSAL #3: Approve to set the global remuneration          ISSUER            YES         AGAINST           AGAINST

of the Company Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AKTIENG

  TICKER:                  N/A                 CUSIP:   D55535104

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Submission of the report of the                   ISSUER             NO              N/A                  N/A

Supervisory Board and the corporate governance report

 including the remuneration report for the financial

year 2009

PROPOSAL #1.b: Submission of the adopted Company                ISSUER             NO              N/A                  N/A

financial statements and management report for the

financial year 2009, the approved consolidated

financial statements and management report for the

Group for the financial year 2009, and the

explanatory report on the information in accordance

with Sections 289 para. 4 and 315 para. 4 of the

German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

net retained profits from the financial year 2009

PROPOSAL #3.: Resolution to approve the actions of            ISSUER             NO              N/A                  N/A

the Board of Management

PROPOSAL #4.: Resolution to approve the actions of            ISSUER             NO              N/A                  N/A

the Supervisory Board

PROPOSAL #5.: Resolution to approve the remuneration         ISSUER             NO              N/A                  N/A

system for the Board of Management

PROPOSAL #6.: Resolution to appoint a member of the          ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. Benita Ferrero-Waldner

PROPOSAL #7.: Resolution to authorise the buy-back            ISSUER             NO              N/A                  N/A

and utilisation of own shares as well as the option

to exclude subscription and pre-emptive rights

PROPOSAL #8.: Resolution to authorise the buy-back of        ISSUER             NO              N/A                  N/A

 own shares using derivatives as well as the option

to exclude subscription and pre-emptive rights

PROPOSAL #9.: Resolution to authorise the issue of            ISSUER             NO              N/A                  N/A

convertible bonds and/or bonds with warrants with the

 option of excluding subscription rights; to cancel

Contingent Capital Increase 2005; to create a new

contingent capital (Contingent Capital Increase

2010); and to make the relevant amendment to the

Articles of Association

PROPOSAL #10.: Resolution to amend Articles 6                     ISSUER             NO              N/A                  N/A

(registration for the Annual General Meeting) and 7

(exercise of voting rights by proxies) of the

Articles of Association

PROPOSAL #11.: Resolution to amend Article 6 of the          ISSUER             NO              N/A                  N/A

Articles of Association (information for shareholders)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MURATA MANUFACTURING COMPANY,LTD.

  TICKER:                  N/A                 CUSIP:   J46840104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL AUSTRALIA BK LTD  GLOBAL MEDIUM TERM SR B

  TICKER:                  N/A                 CUSIP:   Q65336119

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To consider the Company's financial              ISSUER             NO              N/A                  N/A

statements and the reports for the YE 30 SEP 2009

PROPOSAL #S.2.a: Approve the terms and conditions of         ISSUER            YES             FOR                  FOR

the selective buy-back scheme relating to the

preference shares associated with the 2008 Stapled

Securities as specified

PROPOSAL #S.2.b: Approve the terms and conditions of         ISSUER            YES             FOR                  FOR

the selective reduction of capital relating to the

preference shares associated with 2008 Stapled

Securities as specified

PROPOSAL #S.2.c: Approve the terms and conditions of         ISSUER            YES             FOR                  FOR

the selective buy-back scheme relating to the

preference shares associated with the 2009 Staples

Securities as specified

PROPOSAL #S.2.d: Approve the terms and conditions of         ISSUER            YES             FOR                  FOR

the selective reduction of the preference share

associated with the 2009 Stapled Securities as

specified

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 SEP 2009

PROPOSAL #4.: Approve to grant shares to the Group            ISSUER            YES             FOR                  FOR

Chief Executive Officer, Mr. Cameron Clyne, under the

 Company's Short Term Incentive and Long Term

Incentive Plans as specified

PROPOSAL #5.A: Approve to grant shares to Mr. Mark            ISSUER            YES             FOR                  FOR

Joiner [an Executive Director] under the Company's

Short Term Incentive and Long Term Incentive Plans as

 specified

PROPOSAL #5.B: Approve to grant shares to Mr. Michael        ISSUER            YES             FOR                  FOR

 Ullmer [an Executive Director] under the Company's

Short Term Incentive and Long Term Incentive Plans as

 specified

PROPOSAL #6.A: Re-elect Mr. Michael Chaney as a                 ISSUER            YES             FOR                  FOR

Director, in accordance with Article 10.3 of the

Company's Constitution

PROPOSAL #6.B: Re-elect Mr. Paul Rizzo as a Director,        ISSUER            YES             FOR                  FOR

 in accordance with Article 10.3 of the Company's

Constitution

PROPOSAL #6.C: Re-elect Mr. Michael Ullmer as a                 ISSUER            YES             FOR                  FOR

Director, in accordance with Article 10.3 of the

Company's Constitution

PROPOSAL #6.D: Re-elect Mr. Mark Joiner as a                       ISSUER            YES             FOR                  FOR

Director, in accordance with Article 10.3 of the

Company's Constitution

PROPOSAL #6.E: Re-elect Mr. John Waller as a                       ISSUER            YES             FOR                  FOR

Director, in accordance with Article 10.3 of the

Company's Constitution

PROPOSAL #6.F: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Elect Mr. Stephen Mayne as a Director, in

accordance with Article 10.3 and Article 10.6 of the

Company's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL BK CDA MONTREAL QUE

  TICKER:                  N/A                 CUSIP:   633067103

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Lawrence S. Bloomberg as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.2: Election of Pierre Bourgie as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Andre Caille as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of Gerard Coulombe as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Bernard Cyr as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of Shirley A. Dawe as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of Nicole Diamond-Gelinas as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #1.8: Election of Jean Douville as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of Marcel Dutil as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Election of Jean Gaulin as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Election of Paul Gobeil as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Election of Louise Laflamme as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of Roseann Runte as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of Marc P. Tellier as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.15: Election of Louis Vachon as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve to accept the approach taken by         ISSUER            YES             FOR                  FOR

the Board of Directors of the Bank with respect to

Executive Compensation, as specified

PROPOSAL #3: Appointment of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES         AGAINST               FOR

PROPOSAL: approve the Board of Director offer

shareholders a larger slate of Director Nominees than

 the number of positions to be filled on the Board of

 Directors

PROPOSAL #5: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES         AGAINST               FOR

PROPOSAL: approve the annual report and Management

proxy circular report the equity ratio between the

total compensation of the Chief Executive Officer,

the total compensation of the five named Executive

Officers and the average total compensation of

employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NESTLE S A

  TICKER:                  N/A                 CUSIP:   H57312649

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the Annual Report, the                     ISSUER            YES             FOR                  FOR

financial statements of Nestle S.A. and the

consolidated financial statements of the Nestle Group

 for 2009

PROPOSAL #1.2: Approve the acceptance of the                       ISSUER            YES             FOR                  FOR

compensation report 2009

PROPOSAL #2.: Approve to release the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and of the Management

PROPOSAL #3.: Approve the appropriation of profits            ISSUER            YES             FOR                  FOR

resulting from the balance sheet of Nestle S.A

Retained earnings as specified provided that the

proposal of the Board of Directors is approved, the

gross dividend will amount to CHF 1.60 per share,

representing a net amount of CHF 1.04 per share after

 payment of the Swiss withholding tax of 35% the last

 trading day with entitlement to receive the dividend

 is 16 APR 2010, the shares will be traded ex

dividend as of 19 APR 2010, the net dividend will be

payable as from 22 APR 2010

PROPOSAL #4.1.1: Re-elections of Mr. Peter Brabeck-           ISSUER            YES             FOR                  FOR

Letmathe to the Board of Directors for a term of 3

years

PROPOSAL #4.1.2: Re-elections of Mr. Steven G. Hoch,         ISSUER            YES             FOR                  FOR

to the Board of Directors for a term of 3 years

PROPOSAL #4.1.3: Re-elections of Mr.Andre Kudelski to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a term of 3 years

PROPOSAL #4.1.4: Re-elections of Mr.Jean-Rene Fourtou        ISSUER            YES             FOR                  FOR

 to the Board of Directors for a term of 2 years

PROPOSAL #4.2.1: Elections of Mrs. Titia de Lange to         ISSUER            YES             FOR                  FOR

the Board of Directors for a term of 3 years

PROPOSAL #4.2.2: Elections of Mr. Jean-Pierre Roth to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a term of 3 years

PROPOSAL #4.3: Re-election of KPMG S.A., Geneva                 ISSUER            YES             FOR                  FOR

branch for a term of 1year

PROPOSAL #5.: Approve the cancellation of 185,000.000        ISSUER            YES             FOR                  FOR

 shares repurchased under the share buy-back

programme, and reduction of share capital by CHF

18,500.000, and amend the Article 3 of the Articles

of Association as specified

PROPOSAL #6.: Amend the New Article 4 of the Articles        ISSUER            YES             FOR                  FOR

 of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEXEN INC

  TICKER:                  N/A                 CUSIP:   65334H102

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of W.B. Berry as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of R.G. Bertram as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Election of D.G. Flanagan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of S.B. Jackson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Election of K.J. Jenkins as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of A.A. McLellan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Election of E.P. Newell as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Election of T.C. O'Neill as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of M.F. Romanow as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Election of F.M. Saville as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Election of J.M. Willson as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Election of V.J. Zaleschuk as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appoint Deloitte & Touche LLp as the              ISSUER            YES             FOR                  FOR

Independent Auditors for 2010

PROPOSAL #3: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NINTENDO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J51699106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON TELEGRAPH AND TELEPHONE CORPORATION

  TICKER:                  N/A                 CUSIP:   J59396101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISSAN MOTOR CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J57160129

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Delegation to the Board of Directors to        ISSUER            YES         AGAINST           AGAINST

 determine the terms and conditions of issuing

Shinkabu-Yoyakuken (Share Option) without

consideration to employees of the Company and

directors and employees of its affiliates

PROPOSAL #3.: Granting of Share Appreciation Rights          ISSUER            YES             FOR                  FOR

(the SAR) to Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE GROUP LTD

  TICKER:                  N/A                 CUSIP:   G6542T119

  MEETING DATE:      10/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to allot and issue up to 9,575,420 new ordinary

shares of HKD 0.25 each in the capital of the Company

 to Mr. Ricardo Leiman, an Executive Director of the

Company, or to such person as he may direct, credited

 as fully-paid, for the purposes of satisfying part

of the remuneration and bonus payable to such

Executive Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE GROUP LTD

  TICKER:                  N/A                 CUSIP:   G6542T119

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, ratify and adopt the entry by          ISSUER            YES             FOR                  FOR

the Company into  i  a transaction facilitation deed

with respect to the off-market takeover offer  the

Gloucester Offer  by Macarthur Coal Limited

Macarthur  to acquire all of the issued securities of

 Gloucester Coal Limited  Gloucester  and  ii  a

share sale deed  Middlemount Share Sale Deed  with

respect to, inter alia, the purchase by Custom Mining

 Pty Ltd  Custom Mining  of all the shares of

Middlemount Coal Pty Ltd  Middlemount  held by the

Company and its subsidiaries  the Group ; b  the

disposal by the Group of  i  71,902,868 Gloucester

shares to Macarthur pursuant to the Group's

acceptance of the Gloucester Offer and  ii  81,450

Middlemount shares to Custom Mining pursuant to,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE GROUP LTD

  TICKER:                  N/A                 CUSIP:   G6542T119

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the statements of              ISSUER            YES             FOR                  FOR

accounts and the reports of the Directors and the

Auditors for the FYE 31 DEC 2009

PROPOSAL #2.: Declare a final dividend of USD 3.6              ISSUER            YES             FOR                  FOR

cents per share for the YE 31 DEC 2009

PROPOSAL #3.: Re-elect Mr. Richard Samuel Elman as a         ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 86(1)

PROPOSAL #4.: Re-elect Mr. Harindarpal Singh Banga as        ISSUER            YES             FOR                  FOR

 a Director, who retires pursuant to Bye-law 86(1)

PROPOSAL #5.: Re-elect Mr. Alan Howard Smith as a              ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 86(1)

PROPOSAL #6.: Re-elect Mr. David Gordon Eldon as a            ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 86(1)

PROPOSAL #7.: Re-elect Mr. Tobias Josef Brown as a            ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 85(2)

PROPOSAL #8.: Approve the Directors' fees for the YE         ISSUER            YES             FOR                  FOR

31 DEC 2009

PROPOSAL #9.: Re-appoint Messrs. Ernst & Young as the        ISSUER            YES             FOR                  FOR

 Company's Auditors and authorize the Directors to

fix their remuneration

PROPOSAL #10.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, to: (A) (a) issue ordinary shares of HKD

0.25 each (or of such other par value as may result

from any capital subdivision and/or consolidation of

the Company) in the capital of the Company (Shares)

whether by way of rights, bonus or otherwise; and/or

(b) make or grant offers, agreements or options

(collectively, Instruments) that might or would

require Shares to be issued, including but not

limited to the creation and issue of (as well as

adjustments to) warrants, debentures or other

instruments convertible into Shares, at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and (B)

(notwithstanding that the authority conferred by this

 resolution may have ceased to be in force) issue

Shares in pursuance of any Instrument made or granted

 by the Directors while this resolution was in force,

 provided that: (a) the aggregate number of Shares to

 be issued pursuant to this resolution (including

Shares to be issued in pursuance of Instruments made

or granted pursuant to this resolution) does not

exceed 50% of the total number of issued Shares,

excluding treasury shares, of the Company (as

calculated in accordance with this resolution below),

 of which the aggregate number of Shares to be issued

 other than on a pro rata basis to shareholders of

the Company (Shareholders) (including Shares to be

issued in pursuance of Instruments made or granted

pursuant to this resolution) does not exceed 20% of

the total number of issued Shares, excluding treasury

 shares, of the Company (as calculated in accordance

with this resolution below); (b) (subject to such

manner of calculation as may be prescribed by the

Singapore Exchange Securities Trading Limited (SGX-

ST)) for the purpose of determining the aggregate

number of Shares that may be issued under this

resolution above, the total number of issued Shares,

excluding treasury shares, shall be based on the

total number of issued Shares, excluding treasury

shares, of the Company at the time this resolution is

 passed, after adjusting for: (i) new Shares arising

from the conversion or exercise of any convertible

securities or share options or vesting of share

awards which are outstanding or subsisting at the

time this resolution is passed; and (ii) any

subsequent bonus issue, consolidation or subdivision

of Shares; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM is

PROPOSAL #11.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, to purchase or acquire issued and fully paid

 Shares not exceeding in aggregate the Prescribed

Limit (as specified), at such price or prices as may

be determined by the Directors from time to time up

to the Maximum Price (as specified), by way of market

 purchases (each a Market Purchase) on the SGXST or

any other Stock Exchange on which the Shares may for

the time being be listed and quoted and otherwise in

accordance with the Companies Act 1981 of Bermuda

(the Bermuda Act) and all other laws, regulations and

 rules of the SGX-ST as may for the time being be

applicable (Share Purchase Mandate); [Authority

expires the earlier of the conclusion of the next AGM

 of the Company or the expiration of the period

within which the next AGM is to be held by law]; to

complete and do all such acts and things (including

executing such documents as may be required) as they

may consider expedient or necessary to give effect to

 the transactions contemplated by this resolution

PROPOSAL #12.: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to offer and grant options in accordance with the

provisions of the Noble Group Share Option Scheme

2004 (the Scheme) and to allot and issue from time to

 time such Shares as may be allotted and issued

pursuant to the exercise of options under the Scheme,

 provided always that the aggregate number of Shares

to be allotted and issued pursuant to the Scheme,

when added to the number of Shares issued and

issuable in respect of all options granted under the

Scheme and Shares subject to any other share schemes

of the Company, shall not exceed 15% of the total

number of issued Shares, excluding treasury shares,

of the Company from time to time

PROPOSAL #13.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to allot and issue from time to time such number of

Shares as may be required to be allotted and issued

pursuant to the Noble Group Limited Scrip Dividend

Scheme (Scrip Dividend Scheme)

PROPOSAL #14.: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to: (A) offer and grant awards in accordance with

the provisions of the Noble Group Performance Share

Plan (the Plan); and (B) allot and issue from time to

 time such number of Shares as may be required to be

allotted and issued pursuant to the vesting of Awards

 under the Plan, provided that the aggregate number

of Shares allotted and issued and/or to be allotted

and issued pursuant to the Plan, when aggregated with

 the number of Shares issued and issuable in respect

of all options granted under any of the Share Option

Schemes of the Company and Shares subject to any

other share schemes of the Company, shall not exceed

15% of the total number of issued Shares, excluding

treasury shares, from time to time

PROPOSAL #15.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to capitalize an amount of up to HKD 553,097,702

standing to the credit of the share premium account

of the Company and that the same be applied in full

payment at par for up to 2,212,390,805 new Ordinary

Shares of HKD 0.25 each (the Bonus Shares) in the

share capital of the Company, such new shares to be

distributed, allotted and issued and credited as

fully paid to those persons who are registered as

shareholders of the Company as at such date as may be

 determined by the Directors of the Company (the

Books Closure Date), on the basis of six Bonus Shares

 for every eleven existing Ordinary Shares then held

by such shareholders (the Bonus Issue), all fractions

 (if any) being disregarded and dealt with in such

manner as the Directors of the Company may deem fit

for the benefit of the Company and such new shares to

 be treated for all purposes as an increase in the

nominal amount of the issued share capital of the

Company and not income and, upon issue and allotment,

 to rank pari passu in all respects with the existing

 Ordinary Shares of HKD 0.25 each in the capital of

the Company except that they shall not rank for any

dividends, rights, allotments or other distributions

the record date for which falls before the date on

which the Bonus Shares are issued; and to give effect

 to and implement the Bonus Issue with full power to

assent to any condition, modification, variation

and/or amendment as may be required by the relevant

authorities and/or as they may deem fit or expedient

in the interests of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOKIA CORP, ESPOO

  TICKER:                  N/A                 CUSIP:   X61873133

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Matters of order for the Meeting                    ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of the persons to confirm the         ISSUER             NO              N/A                  N/A

minutes and to verify the counting of votes

PROPOSAL #4.: Recording the legal convening of the            ISSUER             NO              N/A                  N/A

Meeting and quorum

PROPOSAL #5.: Recording the attendance at the Meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Annual Accounts              ISSUER             NO              N/A                  N/A

2009, the report of the Board of Directors and the

Auditor's report for the year 2009 - Review by the

President and CEO

PROPOSAL #7.: Adoption of the Annual Accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Resolution on the use of the profit              ISSUER            YES             FOR                  FOR

shown on the balance sheet and the payment of

dividend: the Board proposes to the AGM a dividend of

 EUR 0.40 per share for the FY 2009. The dividend

will be paid to shareholders registered in the

Register of shareholders held by Euroclear Finland

Ltd on the record date, 11 MAY 2010. The Board

proposes that the dividend be paid on or about 25 May

PROPOSAL #9.: Resolution on the discharge of the                ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

from liability

PROPOSAL #10.: Resolution on the remuneration of the         ISSUER            YES             FOR                  FOR

Members of the Board of Directors: The Board's

Corporate Governance and Nomination Committee

proposes to the AGM that the remuneration payable to

the Members of the Board to be elected at the AGM for

 the term for a term ending at the AGM in 2011, be

unchanged from 2008 and 2009 and be as follows: EUR

440,000 for the Chairman, EUR 150,000 for the Vice

Chairman, and EUR 130,000 for each Member. In

addition, the Committee proposes that the Chairman of

 the Audit Committee and Chairman of the Personnel

Committee will each receive an additional annual fee

of EUR 25,000 and other Members of the Audit

Committee an additional annual fee of EUR 10,000

each. The Corporate Governance and Nomination

Committee proposes that approximately 40% of the

remuneration be paid in Nokia shares purchased from

the market, which shares shall be retained until the

end of the Board Membership in line with the Nokia

policy [except for those shares needed to offset any

costs relating to the acquisition of the shares,

PROPOSAL #11.: Resolution on the number of Members of        ISSUER            YES             FOR                  FOR

 the Board of Directors: Georg Ehrnrooth, Nokia Board

 Audit Committee Chairman since 2007 and Board Member

 since 2000, has informed that he will not stand for

re-election. The Board's Corporate Governance and

Nomination Committee proposes to the AGM that the

number of Board Members be 10.

PROPOSAL #12.: Election of Members of the Board of            ISSUER            YES             FOR                  FOR

Directors: The Board's Corporate Governance and

Nomination Committee proposes to the AGM that the

following current Nokia Board Members be re-elected

as Members of the Board of Directors for a term

ending at the AGM in 2011: Lalita D. Gupte, Dr. Bengt

 Holmstrom, Prof. Dr. Henning Kagermann, Olli-Pekka

Kallasvuo, Per Karlsson, Isabel Marey-Semper, Jorma

Ollila, Dame Marjorie Scardino, Risto Siilasmaa and

PROPOSAL #13.: Resolution on the remuneration of the         ISSUER            YES             FOR                  FOR

Auditor: The Board's Audit Committee proposes to the

AGM that the External Auditor to be elected at the

AGM be reimbursed according to the invoice of the

Auditor, and in compliance with the purchase policy

approved by the Audit Committee.

PROPOSAL #14.: Election of Auditor: The Board's Audit        ISSUER            YES             FOR                  FOR

 Committee proposes to the AGM that

PricewaterhouseCoopers Oy be re-elected as the

Company's Auditor for the FY 2010.

PROPOSAL #15.: Resolution on the amendment of the              ISSUER            YES             FOR                  FOR

Articles of Association: The Board proposes to the

AGM the Articles of Association of the Company to be

amended as follows: Amend the provision on the object

 of the Company to reflect more precisely its current

 business activities [Article 2]. Amend the provision

 on the notice of a General Meeting to the effect

that the provisions on the publication date of the

notice corresponds to the amended provisions of the

Finnish Companies Act and to allow the publication of

 the notice in the same manner as the other official

disclosures of the Company [Article 10].

PROPOSAL #16.: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

resolve to repurchase the Company's own shares: The

Board proposes that the AGM authorize the Board to

resolve to repurchase a maximum of 360 million Nokia

shares by using funds in the unrestricted

shareholders' equity. Repurchases will reduce funds

available for distribution of profits. The shares may

 be repurchased in order to develop the capital

structure of the Company, finance or carry out

acquisitions or other arrangements, settle the

Company's equity-based incentive plans, be

transferred for other purposes, or be cancelled. The

shares may be repurchased either a) through a tender

offer made to all the shareholders on equal terms; or

 b) through public trading by repurchasing the shares

 in another proportion than that of the current

shareholders. It is proposed that the authorization

be effective until 30 JUN 2011 and terminate the

corresponding authorization granted by the AGM on 23

PROPOSAL #17.: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

resolve on the issuance of shares and special rights

entitling to shares. The Board proposes that the AGM

authorizes the Board to resolve to issue a maximum of

 740 million shares during the validity period of the

 authorization through issuance of shares or special

rights entitling to shares [including stock options]

under Chapter 10, Section 1 of the Finnish Companies

Act in 1 or more issues. The Board proposes that the

authorization may be used to develop the Company's

capital structure, diversify the shareholder base,

finance or carry out acquisitions or other

arrangements, settle the Company's equity-based

incentive plans, or for other purposes resolved by

the Board. It is proposed that the authorization

include the right for the Board to resolve on all the

 terms and conditions of the issuance of shares and

such special rights, including to whom shares or

special rights may be issued as well as the

consideration to be paid. The authorization thereby

includes the right to deviate from the shareholders'

pre-emptive rights within the limits set by law. It

is proposed that the authorization be effective until

 30 JUN 2013 and terminate the corresponding

authorization granted by the AGM on 03 MAY 2007.

PROPOSAL #18.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOMURA HOLDINGS, INC.

  TICKER:                  N/A                 CUSIP:   J59009159

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVARTIS AG, BASEL

  TICKER:                  N/A                 CUSIP:   H5820Q150

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approval of the annual report, the              ISSUER            YES             FOR                  FOR

financial statements of Novartis AG and the group

consolidated financial statements for the business

year 2009

PROPOSAL #A.2: Discharge from liability of the                   ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the Executive

PROPOSAL #A.3: Appropriation of available earnings of        ISSUER            YES             FOR                  FOR

 Novartis AG as per balance sheet and declaration of

dividend

PROPOSAL #A.4.1: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Incorporation - Implementation of the Book Entry

Securities Act

PROPOSAL #A.4.2: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Incorporation - Introduction of a Consultative Vote

on the Compensation System

PROPOSAL #A.5.A: Re-election of Marjorie M.T. Yang,          ISSUER            YES             FOR                  FOR

for a 3 year term

PROPOSAL #A.5.B: Re-election of Daniel Vasella, M.D.,        ISSUER            YES             FOR                  FOR

 for a 3 year term

PROPOSAL #A.5.C: Re-election of Hans-Joerg Rudloff,          ISSUER            YES             FOR                  FOR

for a 1 year term

PROPOSAL #A.6: Election of PricewaterhouseCoopers as         ISSUER            YES             FOR                  FOR

Auditor of Novartis AG for 1 year

PROPOSAL #B.: If shareholders at the Annual General          ISSUER            YES         AGAINST           AGAINST

Meeting propose additional and/or counterproposals,

I/we instruct the Independent Proxy to vote according

 to the proposal of the Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)

  TICKER:                  N/A                 CUSIP:   K7314N152

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's oral            ISSUER             NO              N/A                  N/A

report on the Company's activities in the past FY

PROPOSAL #2.: Approve the presentation and adopt the         ISSUER            YES             FOR                  FOR

audited annual report 2009

PROPOSAL #3.: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

of Directors for 2009 and 2010

PROPOSAL #4.: Approve to distribute the profit                   ISSUER            YES             FOR                  FOR

according to the adopted annual report 2009

PROPOSAL #5.a: Election of Sten Scheibye as a Member         ISSUER            YES             FOR                  FOR

to the Board of Director

PROPOSAL #5.b: Election of Goran A Ando as a Member          ISSUER            YES             FOR                  FOR

to the Board of Director

PROPOSAL #5.c: Election of Henrik Gurtler as a Member        ISSUER            YES             FOR                  FOR

 to the Board of Director

PROPOSAL #5.d: Election of Pamela J Kirby as a Member        ISSUER            YES             FOR                  FOR

 to the Board of Director

PROPOSAL #5.e: Election of Kurt Anker Nielsen as a            ISSUER            YES             FOR                  FOR

Member to the Board of Director

PROPOSAL #5.f: Election of Hannu Ryopponen as a                 ISSUER            YES             FOR                  FOR

Member to the Board of Director

PROPOSAL #5.g: Election of Jorgen Wedel as a Member          ISSUER            YES             FOR                  FOR

to the Board of Director

PROPOSAL #6.: Re-election of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #7.1A1: Approve the amendments due to the            ISSUER            YES             FOR                  FOR

new Danish Companies Act: Mandatory amendments

PROPOSAL #7.1A2: Approve the amendments due to the            ISSUER            YES             FOR                  FOR

new Danish Companies Act: Consequential editorial

amendments

PROPOSAL #7.1B1: Amend the Articles 5.1, 5.10 and              ISSUER            YES             FOR                  FOR

existing Article 17.2 [new Article 18.2] [Adoption

reference to central securities depository]

PROPOSAL #7.1B2: Amend the Articles 8.2, 11.2 and              ISSUER            YES             FOR                  FOR

11.4 [direct election by the AGM of the Chairman and

vice Chairman of the Board of Directors]

PROPOSAL #7.1B3: Amend the Existing Articles 13.1              ISSUER            YES             FOR                  FOR

[new Article 14.1] [change in the rule of signature]

PROPOSAL #7.1B4: Amend new Article 13 [English as              ISSUER            YES             FOR                  FOR

corporate language]

PROPOSAL #7.1B5: Amend Article 16.2 [New Article                ISSUER            YES             FOR                  FOR

17.2] [reference to applicable law re annual report]

PROPOSAL #7.1B6: Amend Article 17.2 [New Article                ISSUER            YES             FOR                  FOR

18.2] [deletion of sentence on lapse of the right to

dividends]

PROPOSAL #7.2: Approve the reduction of the Company's        ISSUER            YES             FOR                  FOR

 B share capital from DKK 512,512,800 to DKK

492,512,800 by cancellation of 20,000,000 B shares of

 DKK 1 each from the Company's own holdings of B

shares at a nominal value of DKK 20,000,000, equal to

 slightly more than 3.2% of the total share capital

after implementation of the share capital reduction,

the Company's share capital will amount to DKK

600,000,000, divided into A share capital of DKK

107,487,200 and B share capital of DKK 492,512,800

PROPOSAL #7.3: Authorize the Board of Directors, to          ISSUER            YES         AGAINST           AGAINST

allow the Company to acquire own shares of up to 10%

of the share capital and at the price quoted at the

time of the purchase with a deviation of up to 10%

[Authority expires at the conclusion of next AGM]

PROPOSAL #7.4: Amend the Incentive Guidelines                      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Chairman of the meeting           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OAO GAZPROM

  TICKER:                  OGZPY             CUSIP:   368287207

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE ANNUAL REPORT OF OAO                   ISSUER            YES             FOR                  FOR

GAZPROM FOR 2009.

PROPOSAL #02: APPROVE THE ANNUAL ACCOUNTING                        ISSUER            YES             FOR                  FOR

STATEMENTS, INCLUDING THE PROFIT AND LOSS REPORT OF

THE COMPANY BASED ON THE RESULTS OF 2009.

PROPOSAL #03: APPROVE THE DISTRIBUTION OF PROFIT OF          ISSUER            YES             FOR                  FOR

THE COMPANY BASED ON THE RESULTS OF 2009.

PROPOSAL #04: APPROVE THE AMOUNT OF, TIME FOR AND              ISSUER            YES             FOR                  FOR

FORM OF PAYMENT OF ANNUAL DIVIDENDS ON THE COMPANY'S

SHARES THAT HAVE BEEN PROPOSED BY THE BOARD OF

DIRECTORS OF THE COMPANY.

PROPOSAL #05: APPROVE CLOSED JOINT STOCK COMPANY                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS AUDIT AS THE COMPANY'S

EXTERNAL AUDITOR.

PROPOSAL #06: APPROVE AMENDMENTS TO THE CHARTER OF            ISSUER            YES             FOR                  FOR

OAO GAZPROM

PROPOSAL #07: APPROVE AMENDMENTS TO THE REGULATION ON        ISSUER            YES             FOR                  FOR

 THE GENERAL SHAREHOLDERS' MEETING OF OAO GAZPROM.

PROPOSAL #08: PAY REMUNERATION TO MEMBERS OF THE                ISSUER            YES         AGAINST           AGAINST

BOARD OF DIRECTORS IN THE AMOUNTS RECOMMENDED BY THE

BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL #09: PAY REMUNERATION TO MEMBERS OF THE                ISSUER            YES             FOR                  FOR

AUDIT COMMISSION IN THE AMOUNTS RECOMMENDED BY THE

BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL #G1: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCKCOMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK

 COMPANY) REGARDING RECEIPT BY OAO GAZPROM OF CASH IN

 THE MAXIMUM AMOUNT OF 500 MILLION U.S. DOLLARS OR

ITS EQUIVALENT IN RUBLES OR EUROS, FOR A TERM OF UP

TO AND INCLUDING 5 YEARS, WITH INTEREST FOR USING THE

 LOANS TO BE PAID AT A RATE NOT EXCEEDING 12% PER

ANNUM IN THE CASE OF LOANS IN U.S. DOLLARS / EUROS,

ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #G2: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO

REGARDING RECEIPT BY OAO GAZPROM OF CASH IN THE

MAXIMUM AMOUNT OF 1.5 BILLION U.S. DOLLARS OR ITS

EQUIVALENT IN RUBLES OR EUROS, FOR A TERM OF UP TO

AND INCLUDING 5 YEARS, WITH INTEREST FOR USING THE

LOANS TO BE PAID AT A RATE NOT EXCEEDING 12% PER

ANNUM IN THE CASE OF LOANS IN U.S. DOLLARS / EUROS,

ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #G3: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO BANK VTB REGARDING

RECEIPT BY OAO GAZPROM OF CASH IN THE MAXIMUM AMOUNT

OF 1 BILLION U.S. DOLLARS OR ITS EQUIVALENT IN RUBLES

 OR EUROS, FOR A TERM OF UP TO AND INCLUDING 5 YEARS,

 WITH INTEREST FOR USING THE LOANS TO BE PAID AT A

RATE NOT EXCEEDING 12% PER ANNUM IN THE CASE OF LOANS

 IN U.S. DOLLARS / EUROS, ALL AS MORE FULLY DESCRIBED

 IN THE PROXY STATEMENT.

PROPOSAL #11A: ELECTION OF DIRECTOR: AKIMOV ANDREI            ISSUER            YES         AGAINST           AGAINST

IGOREVICH

PROPOSAL #11B: ELECTION OF DIRECTOR: ANANENKOV                   ISSUER            YES         AGAINST           AGAINST

ALEKSANDR GEORGIEVICH

PROPOSAL #11C: ELECTION OF DIRECTOR: BERGMANN                     ISSUER            YES         AGAINST           AGAINST

BURCKHARD

PROPOSAL #11D: ELECTION OF DIRECTOR: GAZIZULLIN FARIT        ISSUER            YES         AGAINST           AGAINST

 RAFIKOVICH

PROPOSAL #11E: ELECTION OF DIRECTOR: GUSAKOV VLADIMIR        ISSUER            YES         AGAINST           AGAINST

 ANATOLIEVICH

PROPOSAL #11F: ELECTION OF DIRECTOR: ZUBKOV VIKTOR            ISSUER            YES         AGAINST           AGAINST

ALEKSEEVICH

PROPOSAL #11G: ELECTION OF DIRECTOR: KARPEL ELENA              ISSUER            YES         AGAINST           AGAINST

EVGENIEVNA

PROPOSAL #11H: ELECTION OF DIRECTOR: MAKAROV ALEKSEI         ISSUER            YES         AGAINST           AGAINST

ALEKSANDROVICH

PROPOSAL #11I: ELECTION OF DIRECTOR: MILLER ALEKSEI          ISSUER            YES         AGAINST           AGAINST

BORISOVICH

PROPOSAL #11J: ELECTION OF DIRECTOR: MUSIN VALERY              ISSUER            YES             FOR               AGAINST

ABRAMOVICH

PROPOSAL #11K: ELECTION OF DIRECTOR: NABIULLINA                 ISSUER            YES         AGAINST           AGAINST

ELVIRA SAKHIPZADOVNA

PROPOSAL #11L: ELECTION OF DIRECTOR: NIKOLAEV VIKTOR         ISSUER            YES         AGAINST           AGAINST

VASILIEVICH

PROPOSAL #11M: ELECTION OF DIRECTOR: RUSAKOVA VLADA          ISSUER            YES         AGAINST           AGAINST

VILORIKOVNA

PROPOSAL #11N: ELECTION OF DIRECTOR: SEREDA MIKHAIL          ISSUER            YES         AGAINST           AGAINST

LEONIDOVICH

PROPOSAL #11O: ELECTION OF DIRECTOR: FORTOV VLADIMIR         ISSUER            YES         AGAINST           AGAINST

EVGENIEVICH

PROPOSAL #11P: ELECTION OF DIRECTOR: SHMATKO SERGEI          ISSUER            YES         AGAINST           AGAINST

IVANOVICH

PROPOSAL #11Q: ELECTION OF DIRECTOR: YUSUFOV IGOR              ISSUER            YES         AGAINST           AGAINST

KHANUKOVICH

PROPOSAL #J1: ELECT THE PERSON TO THE AUDIT                        ISSUER            YES             FOR               AGAINST

COMMISSION OF OAO GAZPROM: ARKHIPOV DMITRY

PROPOSAL #J2: ELECT THE PERSON TO THE AUDIT                        ISSUER            YES         AGAINST           AGAINST

COMMISSION OF OAO GAZPROM: BELOBROV ANDREI VIKTOROVICH

PROPOSAL #J3: ELECT THE PERSON TO THE AUDIT                        ISSUER            YES             FOR               AGAINST

COMMISSION OF OAO GAZPROM: BIKULOV VADIM KASYMOVICH

PROPOSAL #J4: ELECT THE PERSON TO THE AUDIT                        ISSUER            YES             FOR               AGAINST

COMMISSION OF OAO GAZPROM: KOBZEV ANDREI NIKOLAEVICH

PROPOSAL #J5: ELECT THE PERSON TO THE AUDIT                        ISSUER            YES             FOR               AGAINST

COMMISSION OF OAO GAZPROM: LOBANOVA NINA VLADISLAVOVNA

PROPOSAL #J6: ELECT THE PERSON TO THE AUDIT                        ISSUER            YES         AGAINST           AGAINST

COMMISSION OF OAO GAZPROM: LOGUNOV DMITRY SERGEYEVICH

PROPOSAL #J7: ELECT THE PERSON TO THE AUDIT                        ISSUER            YES         AGAINST           AGAINST

COMMISSION OF OAO GAZPROM: NOSOV YURY STANISLAVOVICH

PROPOSAL #J8: ELECT THE PERSON TO THE AUDIT                        ISSUER            YES         AGAINST           AGAINST

COMMISSION OF OAO GAZPROM: PESOTSKY KONSTANTIN

PROPOSAL #J9: ELECT THE PERSON TO THE AUDIT                        ISSUER            YES         AGAINST           AGAINST

COMMISSION OF OAO GAZPROM: SALEKHOV MARAT KHASANOVICH

PROPOSAL #J10: ELECT THE PERSON TO THE AUDIT                       ISSUER            YES             FOR               AGAINST

COMMISSION OF OAO GAZPROM: TIKHONOVA MARIA GENNADIEVNA

PROPOSAL #J11: ELECT THE PERSON TO THE AUDIT                       ISSUER            YES         AGAINST           AGAINST

COMMISSION OF OAO GAZPROM: YUGOV ALEKSANDR SERGEYEVICH

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OAO GAZPROM

  TICKER:                  OGZPY             CUSIP:   368287207

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #04: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND STATE CORPORATION BANK FOR

DEVELOPMENT AND FOREIGN ECONOMIC AFFAIRS

(VNESHECONOMBANK) REGARDING RECEIPT BY OAO GAZPROM OF

 CASH IN THE MAXIMUM AMOUNT OF 6 BILLION U.S. DOLLARS

 OR ITS EQUIVALENT IN RUBLES OR EUROS, ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #05: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM:

TRANSACTIONS BETWEEN OAO GAZPROM AND GAZPROMBANK

(OPEN JOINT STOCK COMPANY) ENTERED INTO UNDER THE

LOAN FACILITY AGREEMENT BETWEEN OAO GAZPROM AND THE

BANK, INVOLVING RECEIPT BY OAO GAZPROM OF CASH IN THE

 MAXIMUM AMOUNT OF 25 BILLION RUBLES, ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #06: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM:

TRANSACTIONS BETWEEN OAO GAZPROM AND SBERBANK OF

RUSSIA OAO ENTERED INTO UNDER THE LOAN FACILITY

AGREEMENT BETWEEN OAO GAZPROM AND THE BANK, INVOLVING

 RECEIPT BY OAO GAZPROM OF CASH IN THE MAXIMUM AMOUNT

 OF 17 BILLION RUBLES, ALL AS MORE FULLY DESCRIBED IN

PROPOSAL #07: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM:

TRANSACTIONS BETWEEN OAO GAZPROM AND ZAO

GAZENERGOPROMBANK ENTERED INTO UNDER THE LOAN

FACILITY AGREEMENT BETWEEN OAO GAZPROM AND THE BANK,

INVOLVING RECEIPT BY OAO GAZPROM OF CASH IN THE

MAXIMUM AMOUNT OF 100 MILLION U.S. DOLLARS, ALL AS

MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #08: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM:

TRANSACTIONS BETWEEN OAO GAZPROM AND OAO BANK VTB,

ENTERED INTO UNDER THE LOAN FACILITY AGREEMENT

BETWEEN OAO GAZPROM AND THE BANK, INVOLVING RECEIPT

BY OAO GAZPROM OF CASH IN THE MAXIMUM AMOUNT OF 5

BILLION RUBLES, ALL AS MORE FULLY DESCRIBED IN THE

PROPOSAL #09: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK

 COMPANY) PURSUANT TO WHICH GAZPROMBANK (OPEN JOINT

STOCK COMPANY) WILL ACCEPT AND CREDIT, UPON THE TERMS

 AND CONDITIONS ANNOUNCED BY THE BANK, ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #10: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO, ZAO

GAZENERGOPROMBANK AND OAO BANK VTB PURSUANT TO WHICH

THE BANKS WILL ACCEPT AND CREDIT, UPON THE TERMS AND

CONDITIONS ANNOUNCED BY THE BANKS, CASH TRANSFERRED

TO ACCOUNTS OPENED IN OAO GAZPROM'S NAME AND CONDUCT

OPERATIONS THROUGH THE ACCOUNTS IN ACCORDANCE WITH

OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #11: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK

 COMPANY), SBERBANK OF RUSSIA OAO, ZAO

GAZENERGOPROMBANK AND OAO BANK VTB, PURSUANT TO WHICH

 THE BANKS WILL PROVIDE SERVICES TO OAO GAZPROM

MAKING USE OF ELECTRONIC PAYMENTS SYSTEM OF THE

RESPECTIVE BANK, INCLUDING RECEIPT FROM OAO GAZPROM

OF ELECTRONIC PAYMENT DOCUMENTS FOR EXECUTING PAYMENT

 OPERATIONS THROUGH THE ACCOUNTS.

PROPOSAL #12: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: FOREIGN

CURRENCY PURCHASE/SALE TRANSACTIONS BETWEEN OAO

GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK COMPANY) TO

 BE ENTERED INTO UNDER THE GENERAL AGREEMENT ON THE

CONDUCT OF CONVERSION OPERATIONS NO. 3446 BETWEEN OAO

 GAZPROM AND THE BANK DATED SEPTEMBER 12, 2006, IN

THE MAXIMUM AMOUNT OF 500 MILLION U.S. DOLLARS OR ITS

 EQUIVALENT IN RUBLES, EUROS OR OTHER CURRENCY FOR

EACH TRANSACTION.

PROPOSAL #13: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK

 COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL ISSUE

SURETYSHIPS TO SECURE PERFORMANCE BY OAO GAZPROM'S

SUBSIDIARY COMPANIES OF THEIR OBLIGATIONS TO

GAZPROMBANK (OPEN JOINT STOCK COMPANY) WITH RESPECT

TO THE BANK'S GUARANTEES ISSUED TO THE RUSSIAN

FEDERATION'S TAX AUTHORITIES, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #14: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO

PURSUANT TO WHICH OAO GAZPROM WILL ISSUE SURETYSHIPS

TO SECURE PERFORMANCE BY OAO GAZPROM'S SUBSIDIARY

COMPANIES OF THEIR OBLIGATIONS TO SBERBANK OF RUSSIA

OAO WITH RESPECT TO THE BANK'S GUARANTEES ISSUED TO

THE RUSSIAN FEDERATION'S TAX AUTHORITIES IN

CONNECTION WITH THE SUBSIDIARY COMPANIES CHALLENGING

SUCH TAX AUTHORITIES' CLAIMS IN COURT.

PROPOSAL #15: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK

 COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL ISSUE

SURETYSHIPS TO SECURE PERFORMANCE BY OAO GAZPROM'S

SUBSIDIARY COMPANIES OF THEIR OBLIGATIONS TO

GAZPROMBANK (OPEN JOINT STOCK COMPANY) WITH RESPECT

TO THE BANK'S GUARANTEES ISSUED TO THE RUSSIAN

FEDERATION'S TAX AUTHORITIES, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #16: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT

BETWEEN OAO GAZPROM AND BANK SOCIETE GENERALE

PURSUANT TO WHICH OAO GAZPROM UNDERTAKES TO BANK

SOCIETE GENERALE TO SECURE PERFORMANCE BY OOO GAZPROM

 EXPORT OF ITS OBLIGATIONS UNDER A DIRECT CONTRACT IN

 CONNECTION WITH THE GAS TRANSPORTATION AGREEMENT

BETWEEN NORD STREAM AG AND OOO GAZPROM EXPORT, ALL AS

 MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #17: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO BELTRANSGAZ PURSUANT TO

WHICH OAO GAZPROM WILL GRANT OAO BELTRANSGAZ

TEMPORARY POSSESSION AND USE OF THE FACILITIES OF THE

 YAMAL-EUROPE TRUNK GAS PIPELINE SYSTEM AND THE

RELATED SERVICE EQUIPMENT THAT ARE SITUATED IN THE

TERRITORY OF THE REPUBLIC OF BELARUS FOR A PERIOD NOT

 EXCEEDING 12 MONTHS, ALL AS MORE FULLY DESCRIBED IN

THE PROXY STATEMENT.

PROPOSAL #18: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO

WHICH OAO GAZPROM WILL GRANT OOO GAZPROMTRANS

TEMPORARY POSSESSION AND USE OF THE INFRASTRUCTURE

FACILITIES OF THE RAILWAY STATIONS OF THE SURGUTSKIY

CONDENSATE STABILIZATION PLANT, SERNAYA RAILWAY

STATION AND TVYORDAYA SERA RAILWAY STATION, ALL AS

MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #19: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG

PURSUANT TO WHICH OAO GAZPROM WILL GRANT ZAO GAZPROM

NEFT ORENBURG TEMPORARY POSSESSION AND USE OF THE

WELLS, DOWNHOLE AND ABOVE-GROUND WELL EQUIPMENT

WITHIN THE EASTERN SEGMENT OF THE ORENBURGSKOYE OIL

AND GAS-CONDENSATE FIELD FOR A PERIOD NOT EXCEEDING

12 MONTHS, ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #20: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO LAZURNAYA PURSUANT TO

WHICH OAO GAZPROM WILL GRANT OAO LAZURNAYA TEMPORARY

POSSESSION AND USE OF THE PROPERTY OF THE FIRST AND

SECOND UNITS OF THE LAZURNAYA PEAK HOTEL COMPLEX

SITUATED IN THE CITY OF SOCHI, FOR A PERIOD NOT

EXCEEDING 12 MONTHS AND OAO LAZURNAYA WILL MAKE

PAYMENT FOR USING SUCH PROPERTY IN THE MAXIMUM AMOUNT

 OF 83.4 MILLION RUBLES.

PROPOSAL #21: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND DOAO TSENTRENERGOGAZ OF OAO

GAZPROM PURSUANT TO WHICH OAO GAZPROM WILL GRANT DOAO

 TSENTRENERGOGAZ OF OAO GAZPROM TEMPORARY POSSESSION

AND USE OF THE BUILDING AND EQUIPMENT OF THE REPAIR

AND MACHINING SHOP AT THE HOME BASE OF THE OIL AND

GAS PRODUCTION DEPARTMENT FOR THE ZAPOLYARNOYE GAS-

OIL-CONDENSATE FIELD, ALL AS MORE FULLY DESCRIBED IN

THE PROXY STATEMENT.

PROPOSAL #22: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO TSENTRGAZ PURSUANT TO

WHICH OAO GAZPROM WILL GRANT OAO TSENTRGAZ TEMPORARY

POSSESSION AND USE OF THE FACILITIES OF A

PREVENTATIVE CLINIC SITUATED IN THE TULA REGION,

SHCHEKINSKY DISTRICT, TOWNSHIP OF GRUMANT, ALL AS

MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #23: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT

TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROM PROMGAZ

TEMPORARY POSSESSION AND USE OF EXPERIMENTAL

PROTOTYPES OF GAS-USING EQUIPMENT (SELF-CONTAINED

MODULAR BOILER INSTALLATION, RECUPERATIVE AIR HEATER,

 MINI-BOILER UNIT, RADIANT PANEL HEATING SYSTEM, U-

SHAPED RADIANT TUBE, ALL AS MORE FULLY DESCRIBED IN

THE PROXY STATEMENT.

PROPOSAL #24: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK

 COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL GRANT

GAZPROMBANK (OPEN JOINT STOCK COMPANY) TEMPORARY

POSSESSION AND USE OF THE NON-RESIDENTIAL PREMISES IN

 A BUILDING THAT ARE SITUATED AT 31 LENINA STREET,

YUGORSK, TYUMEN REGION AND ARE USED TO HOUSE A BRANCH

 OF GAZPROMBANK (OPEN JOINT STOCK COMPANY), ALL AS

MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #25: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SALAVATNEFTEORGSINTEZ

PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO

SALAVATNEFTEORGSINTEZ TEMPORARY POSSESSION AND USE OF

 THE GAS CONDENSATE PIPELINE RUNNING FROM THE

KARACHAGANAKSKOYE GAS CONDENSATE FIELD TO THE

ORENBURG GAS REFINERY FOR A PERIOD NOT EXCEEDING 12

MONTHS, ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #26: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO VOSTOKGAZPROM PURSUANT TO

 WHICH OAO GAZPROM WILL GRANT OAO VOSTOKGAZPROM

TEMPORARY POSSESSION AND USE OF M-468R SPECIAL-

PURPOSE COMMUNICATIONS INSTALLATION, AS WELL AS THE

SOFTWARE AND HARDWARE SOLUTIONS SYSTEM FOR MANAGING

OAO GAZPROM'S PROPERTY AND OTHER ASSETS AT OAO

VOSTOKGAZPROM LEVEL (ERP), OAO GAZPROM LONG-TERM

INVESTMENTS REPORTING AND ANALYSIS SYSTEM (LTIAA).

PROPOSAL #27: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO GAZPROM EXPORT PURSUANT

TO WHICH OAO GAZPROM WILL GRANT OOO GAZPROM EXPORT

TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-

PURPOSE COMMUNICATIONS INSTALLATION, ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #28: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM NEFT PURSUANT TO

WHICH OAO GAZPROM WILL GRANT OAO GAZPROM NEFT

TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-

PURPOSE COMMUNICATIONS INSTALLATION, ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #29: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM SPACE SYSTEMS

PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROM

SPACE SYSTEMS TEMPORARY POSSESSION AND USE OF

SOFTWARE AND HARDWARE SOLUTIONS SYSTEM FOR MANAGING

OAO GAZPROM'S PROPERTY, ALL AS MORE FULLY DESCRIBED

IN THE PROXY STATEMENT.

PROPOSAL #30: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT

TO WHICH OAO GAZPROM WILL GRANT ZAO YAMALGAZINVEST

TEMPORARY POSSESSION AND USE OF THE SOFTWARE AND

HARDWARE SOLUTIONS SYSTEM FOR MANAGING OAO GAZPROM'S

PROPERTY AND OTHER ASSETS AT ZAO YAMALGAZINVEST LEVEL

 (ERP) AND ELECTRONIC ARCHIVE MODULE AT ZAO

YAMALGAZINVEST LEVEL, ALL AS MORE FULLY DESCRIBED IN

THE PROXY STATEMENT.

PROPOSAL #31: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG,

PURSUANT TO WHICH OAO GAZPROM WILL GRANT ZAO GAZPROM

INVEST YUG TEMPORARY POSSESSION AND USE OF THE ERP

SOFTWARE AND EQUIPMENT COMPLEX SYSTEM FOR MANAGING

OAO GAZPROM'S PROPERTY AND OTHER ASSETS AT ZAO

GAZPROM INVEST YUG LEVEL (ERP) FOR A PERIOD NOT

EXCEEDING 12 MONTHS, ALL AS MORE FULLY DESCRIBED IN

THE PROXY STATEMENT.

PROPOSAL #32: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ, PURSUANT

TO WHICH OAO GAZPROM WILL GRANT OOO MEZHREGIONGAZ

TEMPORARY POSSESSION AND USE OF THE SOFTWARE AND

HARDWARE SOLUTIONS SYSTEM FOR MANAGING OAO GAZPROM'S

PROPERTY AND OTHER ASSETS AT OOO MEZHREGIONGAZ LEVEL

(ERP), ALL AS MORE FULLY DESCRIBED IN THE PROXY

STATEMENT.

PROPOSAL #33: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SOGAZ, PURSUANT TO WHICH

OAO GAZPROM WILL GRANT OAO SOGAZ TEMPORARY POSSESSION

 AND USE OF THE SOFTWARE AND HARDWARE SOLUTIONS

SYSTEM FOR MANAGING OAO GAZPROM'S PROPERTY AND OTHER

ASSETS AT OAO SOGAZ LEVEL (ERP) AND ELECTRONIC

ARCHIVE MODULE AT OAO INSURANCE COMPANY OF GAS

INDUSTRY (SOGAZ) LEVEL, ALL AS MORE FULLY DESCRIBED

IN THE PROXY STATEMENT.

PROPOSAL #34: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO GAZPROM KOMPLEKTATSIYA

PURSUANT TO WHICH OAO GAZPROM WILL GRANT OOO GAZPROM

KOMPLEKTATSIYA TEMPORARY POSSESSION AND USE OF THE

SOFTWARE AND HARDWARE SOLUTIONS SYSTEM FOR MANAGING

OAO GAZPROM'S PROPERTY AND OTHER ASSETS AT OOO

GAZPROM KOMPLEKTATSIYA LEVEL (ERP), OAO GAZPROM LONG-

TERM INVESTMENTS REPORTING AND ANALYSIS SYSTEM

PROPOSAL #35: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO GAZTELECOM PURSUANT TO

WHICH OAO GAZPROM WILL GRANT ZAO GAZTELECOM TEMPORARY

 POSSESSION AND USE OF COMMUNICATIONS FACILITIES

COMPRISED OF BUILDINGS, COMMUNICATIONS LINES,

COMMUNICATIONS NETWORKS, CABLE DUCT SYSTEMS AND

EQUIPMENT, WHICH ARE LOCATED IN THE CITY OF MOSCOW,

THE CITY OF MALOYAROSLAVETS, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #36: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROMREGIONGAZ PURSUANT

 TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROMREGIONGAZ

 TEMPORARY POSSESSION AND USE OF THE PROPERTY COMPLEX

 OF THE GAS DISTRIBUTION SYSTEM, COMPRISED OF

FACILITIES DESIGNED TO TRANSPORT AND SUPPLY DIRECTLY

TO CONSUMERS (GAS OFFTAKING PIPELINES, GAS

DISTRIBUTION PIPELINES, ALL AS MORE FULLY DESCRIBED

IN THE PROXY STATEMENT.

PROPOSAL #37: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO DRUZHBA PURSUANT TO WHICH

 OAO GAZPROM WILL GRANT OAO DRUZHBA TEMPORARY

POSSESSION AND USE OF THE FACILITIES OF DRUZHBA

VACATION CENTER (HOTELS, EFFLUENT TREATMENT

FACILITIES, TRANSFORMER SUBSTATIONS, ENTRANCE

CHECKPOINTS, COTTAGES, UTILITY NETWORKS, METAL

FENCES, PARKING AREAS, PONDS, ROADS, PEDESTRIAN

CROSSINGS, SITES, SEWAGE PUMPING STATION, ALL AS MORE

 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #38: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK

 COMPANY) PURSUANT TO WHICH THE BANK, ACTING AS A

CUSTOMS BROKER, WILL ISSUE GUARANTEES TO THE RUSSIAN

FEDERATION'S CUSTOMS AUTHORITIES IN RESPECT OF OAO

GAZPROM'S OBLIGATIONS TO PAY CUSTOMS PAYMENTS AND

EVENTUAL INTEREST AND PENALTIES, IN THE MAXIMUM

AMOUNT OF 50 MILLION RUBLES, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #39: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK

 COMPANY) PURSUANT TO WHICH THE BANK, ACTING AS A

CUSTOMS BROKER, WILL ISSUE GUARANTEES TO THE RUSSIAN

FEDERATION'S CUSTOMS AUTHORITIES IN RESPECT OF OAO

GAZPROM'S OBLIGATIONS TO PAY CUSTOMS PAYMENTS AND

EVENTUAL INTEREST AND PENALTIES, IN A MAXIMUM AMOUNT

EQUIVALENT TO 1 MILLION EUROS, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #40: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ, PURSUANT

TO WHICH OAO GAZPROM UNDERTAKES, ACTING ON BEHALF OF

OOO MEZHREGIONGAZ AND AT ITS INSTRUCTIONS, TO DECLARE

 FOR CUSTOMS PURPOSES THE NATURAL GAS TRANSPORTED BY

PIPELINE ACROSS THE CUSTOMS BORDER OF THE RUSSIAN

FEDERATION, AND OOO MEZHREGIONGAZ UNDERTAKES TO PAY

FOR SUCH SERVICES IN THE AMOUNT NOT EXCEEDING 3,000

RUBLES PER CARGO CUSTOMS DECLARATION.

PROPOSAL #41: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO NOVATEK, PURSUANT TO

WHICH OAO GAZPROM UNDERTAKES, ACTING ON BEHALF OF OAO

 NOVATEK AND AT ITS INSTRUCTIONS, TO DECLARE FOR

CUSTOMS PURPOSES THE NATURAL GAS TRANSPORTED BY

PIPELINE ACROSS THE CUSTOMS BORDER OF THE RUSSIAN

FEDERATION, AND OAO NOVATEK UNDERTAKES TO PAY FOR

SUCH SERVICES IN THE AMOUNT NOT EXCEEDING 1.58 RUBLES

 PER 1 THOUSAND CUBIC METERS OF NATURAL GAS.

PROPOSAL #42: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO

 WHICH OAO GAZPROM WILL DELIVER AND OOO MEZHREGIONGAZ

 WILL ACCEPT (TAKE OFF) GAS IN THE AMOUNT NOT

EXCEEDING 300 BILLION CUBIC METERS, DELIVERABLE ON A

MONTHLY BASIS, AND WILL PAY FOR THE GAS AN AGGREGATE

MAXIMUM AMOUNT OF 992 BILLION RUBLES.

PROPOSAL #43: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO

 WHICH OOO MEZHREGIONGAZ UNDERTAKES, ACTING ON OAO

GAZPROM'S INSTRUCTIONS AND FOR A TOTAL FEE NOT

EXCEEDING 252.23 MILLION RUBLES, IN ITS OWN NAME, ALL

 AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #44: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO

 WHICH OOO MEZHREGIONGAZ WILL DELIVER AND OAO GAZPROM

 WILL ACCEPT (TAKE OFF) GAS BOUGHT BY OOO

MEZHREGIONGAZ FROM INDEPENDENT ENTITIES IN THE AMOUNT

 NOT EXCEEDING 11.25 BILLION CUBIC METERS AND WILL

PAY FOR THE GAS AN AGGREGATE MAXIMUM AMOUNT OF 39.98

PROPOSAL #45: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO GAZPROM EXPORT PURSUANT

TO WHICH OOO GAZPROM EXPORT UNDERTAKES, ACTING ON OAO

 GAZPROM'S INSTRUCTIONS AND FOR A TOTAL FEE NOT

EXCEEDING 70 MILLION RUBLES, IN ITS OWN NAME, BUT FOR

 OAO GAZPROM'S ACCOUNT, TO ACCEPT LIQUID HYDROCARBONS

 OWNED BY OAO GAZPROM, INCLUDING CRUDE OIL, GAS

CONDENSATE AND REFINED PRODUCTS, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #46: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO NORTHGAS, PURSUANT TO

WHICH ZAO NORTHGAS WILL DELIVER AND OAO GAZPROM WILL

ACCEPT (TAKE OFF) GAS IN THE AMOUNT NOT EXCEEDING 70

MILLION CUBIC METERS, DELIVERABLE ON A MONTHLY BASIS,

 AND WILL PAY FOR THE GAS AN AGGREGATE MAXIMUM AMOUNT

 OF 61 MILLION RUBLES.

PROPOSAL #47: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SEVERNEFTEGAZPROM,

PURSUANT TO WHICH OAO SEVERNEFTEGAZPROM WILL DELIVER

AND OAO GAZPROM WILL ACCEPT (TAKE OFF) GAS IN THE

AMOUNT NOT EXCEEDING 16.45 BILLION CUBIC METERS AND

WILL PAY FOR THE GAS AN AGGREGATE MAXIMUM AMOUNT OF

33.25 BILLION RUBLES.

PROPOSAL #48: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG,

PURSUANT TO WHICH ZAO GAZPROM NEFT ORENBURG WILL

DELIVER AND OAO GAZPROM WILL ACCEPT (TAKE OFF)

UNSTABLE CRUDE OIL IN THE AMOUNT NOT EXCEEDING 800

THOUSAND TONS AND WILL PAY FOR THE CRUDE OIL AN

AGGREGATE MAXIMUM AMOUNT OF 7 BILLION RUBLES.

PROPOSAL #49: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING, PURSUANT

TO WHICH OAO SIBUR HOLDING WILL DELIVER AND OAO

GAZPROM WILL ACCEPT (TAKE OFF) DRY STRIPPED GAS

PROCESSED AT OAO SIBUR HOLDING'S GAS REFINING

COMPLEXES IN THE AMOUNT NOT EXCEEDING 2.3 BILLION

CUBIC METERS AND WILL PAY FOR THE GAS AN AGGREGATE

MAXIMUM AMOUNT OF 2.89 BILLION RUBLES.

PROPOSAL #50: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO NOVATEK PURSUANT TO WHICH

 OAO GAZPROM WILL DELIVER AND OAO NOVATEK WILL ACCEPT

 (TAKE OFF) GAS IN THE AMOUNT NOT EXCEEDING 16.5

BILLION CUBIC METERS AND WILL PAY FOR THE GAS AN

AGGREGATE MAXIMUM AMOUNT OF 27.67 BILLION RUBLES.

PROPOSAL #51: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO TOMSKGAZPROM PURSUANT TO

WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO

ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL

AMOUNT NOT EXCEEDING 3 BILLION CUBIC METERS AND OAO

TOMSKGAZPROM WILL PAY FOR THE SERVICES RELATED TO

ARRANGING FOR THE TRANSPORTATION OF GAS VIA TRUNK GAS

 PIPELINES AN AGGREGATE MAXIMUM AMOUNT OF 1.4 BILLION

 RUBLES.

PROPOSAL #52: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO

 WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO

ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL

AMOUNT NOT EXCEEDING 50 BILLION CUBIC METERS ACROSS

THE TERRITORY OF THE RUSSIAN FEDERATION AND THE

REPUBLIC OF KAZAKHSTAN AND OOO MEZHREGIONGAZ, ALL AS

MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #53: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM NEFT PURSUANT TO

WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO

ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL

AMOUNT NOT EXCEEDING 5 BILLION CUBIC METERS AND OAO

GAZPROM NEFT WILL PAY FOR THE SERVICES RELATED TO

ARRANGING FOR THE TRANSPORTATION OF GAS VIA TRUNK GAS

 PIPELINES AN AGGREGATE MAXIMUM AMOUNT OF 3.2 BILLION

 RUBLES.

PROPOSAL #54: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO NOVATEK PURSUANT TO WHICH

 OAO GAZPROM WILL PROVIDE SERVICES RELATED TO

ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL

AMOUNT NOT EXCEEDING 47 BILLION CUBIC METERS AND OAO

NOVATEK WILL PAY FOR THE SERVICES RELATED TO

ARRANGING FOR THE TRANSPORTATION OF GAS VIA TRUNK GAS

 PIPELINES AN AGGREGATE MAXIMUM AMOUNT OF 66.5

PROPOSAL #55: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO NOVATEK PURSUANT TO WHICH

 OAO GAZPROM WILL PROVIDE SERVICES RELATED TO

ARRANGING FOR THE INJECTION OF GAS OWNED BY OAO

NOVATEK INTO UNDERGROUND GAS STORAGE FACILITIES AND

ITS STORAGE IN SUCH FACILITIES IN THE AMOUNT NOT

EXCEEDING 3.45 BILLION CUBIC METERS AND OAO NOVATEK

WILL PAY FOR THE SERVICES RELATED TO ARRANGING FOR

GAS INJECTION AND STORAGE AN AGGREGATE MAXIMUM AMOUNT

 OF 1.8 MILLION RUBLES.

PROPOSAL #56: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND A/S LATVIJAS GAZE PURSUANT TO

 WHICH OAO GAZPROM WILL SELL AND A/S LATVIJAS GAZE

WILL PURCHASE GAS AS FOLLOWS: IN THE AMOUNT NOT

EXCEEDING 800 MILLION CUBIC METERS FOR AN AGGREGATE

MAXIMUM AMOUNT OF 200 MILLION EUROS IN THE SECOND

HALF OF 2010 AND IN THE AMOUNT NOT EXCEEDING 1.5

BILLION CUBIC METERS FOR AN AGGREGATE MAXIMUM AMOUNT

OF 450 MILLION EUROS IN 2011.

PROPOSAL #57: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND AB LIETUVOS DUJOS PURSUANT TO

 WHICH OAO GAZPROM WILL SELL AND AB LIETUVOS DUJOS

WILL PURCHASE GAS AS FOLLOWS: IN THE AMOUNT NOT

EXCEEDING 675 MILLION CUBIC METERS FOR AN AGGREGATE

MAXIMUM AMOUNT OF 170 MILLION EUROS IN THE SECOND

HALF OF 2010 AND IN THE AMOUNT NOT EXCEEDING 1.6

BILLION CUBIC METERS FOR AN AGGREGATE MAXIMUM AMOUNT

OF 480 MILLION EUROS IN 2011.

PROPOSAL #58: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND UAB KAUNO TERMOFIKACIJOS

ELEKTRINE PURSUANT TO WHICH OAO GAZPROM WILL SELL AND

 UAB KAUNO TERMOFIKACIJOS ELEKTRINE WILL PURCHASE GAS

 AS FOLLOWS: IN THE AMOUNT NOT EXCEEDING 180 MILLION

CUBIC METERS FOR AN AGGREGATE MAXIMUM AMOUNT OF 45

MILLION EUROS IN SECOND HALF OF 2010 & IN AMOUNT NOT

EXCEEDING 470 MILLION CUBIC METERS FOR AN AGGREGATE

MAXIMUM AMOUNT OF 141 MILLION EUROS IN 2011.

PROPOSAL #59: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND MOLDOVAGAZ S.A. PURSUANT TO

WHICH OAO GAZPROM WILL DELIVER AND MOLDOVAGAZ S.A.

WILL ACCEPT (TAKE OFF) GAS IN THE AMOUNT NOT

EXCEEDING 3.5 BILLION CUBIC METERS FOR AN AGGREGATE

MAXIMUM AMOUNT OF 900 MILLION U.S. DOLLARS IN 2011,

ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #60: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND KAZROSGAZ LLP PURSUANT TO

WHICH IN 2010 OAO GAZPROM WILL DELIVER AND KAZROSGAZ

LLP WILL ACCEPT (TAKE OFF) GAS IN THE AMOUNT NOT

EXCEEDING 1.2 BILLION CUBIC METERS FOR AN AGGREGATE

MAXIMUM AMOUNT OF 170 MILLION U.S. DOLLARS, ALL AS

MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #61: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO BELTRANSGAZ, PURSUANT TO

WHICH OAO GAZPROM WILL SELL, AND OAO BELTRANSGAZ WILL

 PURCHASE GAS IN 2011 IN THE AMOUNT NOT EXCEEDING

22.5 BILLION CUBIC METERS FOR AN AGGREGATE MAXIMUM

AMOUNT OF 5.625 BILLION U.S. DOLLARS, ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #62: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROM GERMANIA GMBH,

PURSUANT TO WHICH OAO GAZPROM WILL PROVIDE SERVICES

IN 2011 RELATED TO ARRANGING FOR THE TRANSPORTATION

OF NATURAL GAS OWNED BY GAZPROM GERMANIA GMBH ACROSS

THE TERRITORY OF THE REPUBLIC OF KAZAKHSTAN, THE

REPUBLIC OF UZBEKISTAN, THE RUSSIAN FEDERATION AND

THE REPUBLIC OF BELARUS, ALL AS MORE FULLY DESCRIBED

IN THE PROXY STATEMENT.

PROPOSAL #63: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND GAZPROM GERMANIA GMBH,

PURSUANT TO WHICH OAO GAZPROM UNDERTAKES, ACTING ON

THE INSTRUCTIONS OF GAZPROM GERMANIA GMBH FOR A FEE

IN THE TOTAL MAXIMUM AMOUNT OF 96,000 U.S. DOLLARS,

IN ITS OWN NAME, BUT FOR THE ACCOUNT OF GAZPROM

GERMANIA GMBH, TO ARRANGE IN 2011 FOR THE

TRANSPORTATION OF NATURAL GAS OWNED BY GAZPROM

GERMANIA GMBH, ALL AS MORE FULLY DESCRIBED IN THE

PROPOSAL #64: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS, PURSUANT TO

 WHICH OOO GAZPROMTRANS UNDERTAKES, ACTING ON THE

INSTRUCTIONS OF OAO GAZPROM, FOR A FEE IN THE TOTAL

MAXIMUM AMOUNT OF 350,000 RUBLES, IN ITS OWN NAME,

BUT FOR THE ACCOUNT OF OAO GAZPROM, TO ENSURE IN

2010-2011 ARRANGEMENT OF OPERATIONS RELATED TO THE

DEVELOPMENT AND ASSESSMENT OF COST ESTIMATE

PROPOSAL #65: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG,

PURSUANT TO WHICH ZAO GAZPROM INVEST YUG UNDERTAKES,

ACTING ON THE INSTRUCTIONS OF OAO GAZPROM, FOR A FEE

IN AN AGGREGATE MAXIMUM AMOUNT OF 200,000 RUBLES, IN

ITS OWN NAME, BUT FOR THE ACCOUNT OF OAO GAZPROM, TO

ENSURE IN 2010-2011 ARRANGEMENT OF OPERATIONS RELATED

 TO THE DEVELOPMENT AND ASSESSMENT OF COST ESTIMATE

DOCUMENTATION.

PROPOSAL #66: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO GAZPROM TSENTRREMONT,

PURSUANT TO WHICH OOO GAZPROM TSENTRREMONT

UNDERTAKES, ACTING ON THE INSTRUCTIONS OF OAO

GAZPROM, FOR A FEE IN AN AGGREGATE MAXIMUM AMOUNT OF

112,500 RUBLES, IN ITS OWN NAME, BUT FOR THE ACCOUNT

OF OAO GAZPROM, TO ENSURE IN 2010-2011 ARRANGEMENT OF

 OPERATIONS RELATED TO THE DEVELOPMENT AND ASSESSMENT

 OF COST ESTIMATE DOCUMENTATION.

PROPOSAL #67: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST, PURSUANT

TO WHICH ZAO YAMALGAZINVEST UNDERTAKES, ACTING ON THE

 INSTRUCTIONS OF OAO GAZPROM, FOR A FEE IN AN

AGGREGATE MAXIMUM AMOUNT OF 525,000 RUBLES, IN ITS

OWN NAME, BUT FOR THE ACCOUNT OF OAO GAZPROM, TO

ENSURE IN 2010-2011 ARRANGEMENT OF OPERATIONS RELATED

 TO THE DEVELOPMENT AND ASSESSMENT OF COST ESTIMATE

PROPOSAL #68: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM SPACE SYSTEMS,

PURSUANT TO WHICH OAO GAZPROM SPACE SYSTEMS

UNDERTAKES, WITHIN THE PERIOD BETWEEN JULY 1, 2010

AND DECEMBER 31, 2011, ACTING ON OAO GAZPROM'S

INSTRUCTIONS, TO PROVIDE SERVICES RELATED TO THE

IMPLEMENTATION OF OAO GAZPROM'S INVESTMENT PROJECTS

INVOLVING CONSTRUCTION AND COMMISSIONING OF

FACILITIES, ALL AS MORE FULLY DESCRIBED IN THE PROXY

STATEMENT.

PROPOSAL #69: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST, PURSUANT

TO WHICH ZAO YAMALGAZINVEST UNDERTAKES, WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND DECEMBER 31, 2011,

ACTING ON OAO GAZPROM'S INSTRUCTIONS, TO PROVIDE

SERVICES RELATED TO IMPLEMENTATION OF OAO GAZPROM'S

INVESTMENT PROJECTS INVOLVING CONSTRUCTION AND

COMMISSIONING OF FACILITIES, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #70: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG,

PURSUANT TO WHICH ZAO GAZPROM NEFT ORENBURG

UNDERTAKES, WITHIN THE PERIOD BETWEEN JULY 1, 2010

AND DECEMBER 31, 2011, ACTING ON OAO GAZPROM'S

INSTRUCTIONS, TO PROVIDE SERVICES RELATED TO

IMPLEMENTATION OF OAO GAZPROM'S INVESTMENT PROJECTS,

ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #71: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG,

PURSUANT TO WHICH ZAO GAZPROM INVEST YUG UNDERTAKES,

WITHIN THE PERIOD BETWEEN JULY 1, 2010 AND DECEMBER

31, 2011, ACTING ON OAO GAZPROM'S INSTRUCTIONS, TO

PROVIDE SERVICES RELATED TO IMPLEMENTATION OF OAO

GAZPROM'S INVESTMENT PROJECTS, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #72: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS, PURSUANT TO

 WHICH OOO GAZPROMTRANS UNDERTAKES, WITHIN THE PERIOD

 BETWEEN JULY 1, 2010 AND DECEMBER 31, 2011, ACTING

ON OAO GAZPROM'S INSTRUCTIONS, TO PROVIDE SERVICES

RELATED TO IMPLEMENTATION OF OAO GAZPROM'S INVESTMENT

 PROJECTS, ALL AS MORE FULLY DESCRIBED IN THE PROXY

STATEMENT.

PROPOSAL #73: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO GAZTELECOM, PURSUANT TO

WHICH ZAO GAZTELECOM UNDERTAKES, WITHIN THE PERIOD

BETWEEN JULY 1, 2010 AND DECEMBER 31, 2011, ACTING ON

 OAO GAZPROM'S INSTRUCTIONS, TO PROVIDE SERVICES

RELATED TO IMPLEMENTATION OF OAO GAZPROM'S INVESTMENT

 PROJECTS, ALL AS MORE FULLY DESCRIBED IN THE PROXY

STATEMENT.

PROPOSAL #74: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO GAZPROM TSENTRREMONT,

PURSUANT TO WHICH OOO GAZPROM TSENTRREMONT

UNDERTAKES, WITHIN THE PERIOD BETWEEN JULY 1, 2010

AND DECEMBER 31, 2011, ACTING ON OAO GAZPROM'S

INSTRUCTIONS, TO PROVIDE SERVICES RELATED TO

IMPLEMENTATION OF OAO GAZPROM'S INVESTMENT PROJECTS,

ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #75: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH

OAO SOGAZ UNDERTAKES, IN THE EVENT OF LOSS OR

DESTRUCTION OF, OR DAMAGE TO, INCLUDING DEFORMATION

OF THE ORIGINAL GEOMETRICAL DIMENSIONS OF THE

STRUCTURES OR INDIVIDUAL ELEMENTS OF, MACHINERY OR

EQUIPMENT; LINEAR PORTIONS, TECHNOLOGICAL EQUIPMENT

AND FIXTURES OF TRUNK GAS PIPELINES, ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #76: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH

OAO SOGAZ UNDERTAKES, IN THE EVENT THAT HARM IS

CAUSED TO LIFE, HEALTH OR PROPERTY OF OTHER PERSONS

OR THE NATURAL ENVIRONMENT AS A RESULT OF AN

EMERGENCY OR INCIDENT OCCURRING, AMONG OTHER THINGS,

AS A RESULT OF A TERRORIST ACT AT A HAZARDOUS

INDUSTRIAL FACILITY OPERATED BY OAO GAZPROM (INSURED

EVENTS), ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #77: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH

OAO SOGAZ UNDERTAKES, IN THE EVENT THAT HARM IS

CAUSED TO THE LIFE OR HEALTH OF OAO GAZPROM'S

EMPLOYEES (INSURED PERSONS) AS A RESULT OF AN

ACCIDENT THAT OCCURS DURING THE PERIOD OF THE

INSURANCE COVERAGE ON A 24-HOUR-A-DAY BASIS OR

DISEASES THAT ARE DIAGNOSED DURING THE EFFECTIVE

PERIOD OF THE AGREEMENTS, ALL AS MORE FULLY DESCRIBED

PROPOSAL #78: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SOGAZ, PURSUANT TO WHICH

OAO SOGAZ UNDERTAKES, IN THE EVENT THAT HARM IS

CAUSED TO THE LIFE OR HEALTH OF EMPLOYEES OF OAO

GAZPROM'S BRANCH RESPONSIBLE FOR THE ADMINISTRATION

OF OAO GAZPROM PREMISES (INSURED PERSONS) AS A RESULT

 OF AN ACCIDENT OCCURRING DURING THE PERFORMANCE BY

AN INSURED PERSON OF HIS OFFICIAL DUTIES, ALL AS MORE

 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #79: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH

OAO SOGAZ UNDERTAKES, WHENEVER EMPLOYEES OF OAO

GAZPROM OR MEMBERS OF THEIR FAMILIES OR NON-WORKING

RETIRED FORMER EMPLOYEES OF OAO GAZPROM OR MEMBERS OF

 THEIR FAMILIES (INSURED PERSONS WHO ARE

BENEFICIARIES) APPLY TO A HEALTH CARE INSTITUTION FOR

 THE PROVISION OF MEDICAL SERVICES (INSURED EVENTS),

ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #80: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH

OAO SOGAZ UNDERTAKES, WHENEVER EMPLOYEES OF OAO

GAZPROM'S BRANCH RESPONSIBLE FOR THE ADMINISTRATION

OF OAO GAZPROM PREMISES, MEMBERS OF THEIR FAMILIES OR

 NON-WORKING RETIRED FORMER EMPLOYEES OF OAO

GAZPROM'S BRANCH RESPONSIBLE FOR THE ADMINISTRATION

OF OAO GAZPROM PREMISES APPLY TO A HEALTH CARE

INSTITUTION FOR THE PROVISION OF MEDICAL SERVICES.

PROPOSAL #81: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH

OAO SOGAZ UNDERTAKES, WHENEVER EMPLOYEES OF OAO

GAZPROM'S BRANCH OAO GAZPROM AVTOPREDPRIYATIE,

MEMBERS OF THEIR FAMILIES OR NON-WORKING RETIRED

FORMER EMPLOYEES OF OAO GAZPROM'S BRANCH OAO GAZPROM

AVTOPREDPRIYATIE OR MEMBERS OF THEIR FAMILIES

(INSURED PERSONS WHO ARE BENEFICIARIES) APPLY TO A

HEALTH CARE INSTITUTION FOR THE PROVISION OF MEDICAL

PROPOSAL #82: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH

OAO SOGAZ UNDERTAKES, WHENEVER HARM (DAMAGE OR

DESTRUCTION) IS CAUSED TO A TRANSPORTATION VEHICLE

OWNED BY OAO GAZPROM, OR SUCH VEHICLE IS STOLEN OR

HIJACKED, OR AN INDIVIDUAL COMPONENT, PART, UNIT,

DEVICE OR SUPPLEMENTARY EQUIPMENT INSTALLED ON SUCH

TRANSPORTATION VEHICLE IS STOLEN (INSURED EVENTS),

ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #83: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT

BETWEEN OAO GAZPROM AND OAO SOGAZ, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #84: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO VOSTOKGAZPROM, ZAO

GAZTELECOM, OAO GAZPROM PROMGAZ, OAO

GAZPROMREGIONGAZ, OOO GAZPROM EXPORT, OOO

GAZPROMTRANS, ZAO GAZPROM INVEST YUG, OAO GAZPROM

SPACE SYSTEMS, OOO GAZPROM KOMPLEKTATSIYA, ZAO

GAZPROM NEFT ORENBURG, OAO GAZPROM NEFT , OAO

DRUZHBA, OAO LAZURNAYA, OOO MEZHREGIONGAZ, OAO

SALAVATNEFTEORGSINTEZ, OAO SOGAZ, ALL AS MORE FULLY

PROPOSAL #85: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES, WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND NOVEMBER 30, 2011, TO

 PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM COVERING THE FOLLOWING

SUBJECTS: DEVELOPMENT OF REGULATORY AND

METHODOLOGICAL DOCUMENTATION ENSURING RELIABILITY AND

 DEVELOPMENT OF GAS DISTRIBUTION SYSTEMS.

PROPOSAL #86: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND NOVEMBER 30, 2011 TO

PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM COVERING THE FOLLOWING

SUBJECTS: PREPARATION OF REGULATORY AND

METHODOLOGICAL DOCUMENTS ON ENSURING CONTROL OF

DEVELOPMENT OF NATURAL GAS FIELDS AT OAO GAZPROM.

PROPOSAL #87: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND NOVEMBER 30, 2012 TO

PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #88: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND DECEMBER 31, 2012 TO

PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM COVERING THE FOLLOWING

SUBJECT: A PROGRAM OF COMMISSIONING GAS PIPELINE

BRANCHES THROUGH THE YEAR OF 2030, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #89: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND DECEMBER 31, 2011 TO

PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM COVERING THE FOLLOWING

SUBJECT: DEVELOPMENT OF A SYSTEM OF COSTING DESIGN

AND EXPLORATION OPERATIONS AT OAO GAZPROM'S

FACILITIES ON THE BASIS OF LABOR COSTS

PROPOSAL #90: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND DECEMBER 31, 2010 TO

PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM COVERING THE FOLLOWING

SUBJECT: DEVELOPMENT OF CORPORATE UNIT RATES FOR

CONSTRUCTION AND ASSEMBLY, DRILLING, START-UP AND

COMMISSIONING WORK.

PROPOSAL #91: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND DECEMBER 31, 2011 TO

PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #92: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND DECEMBER 31, 2012 TO

PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM COVERING THE FOLLOWING

SUBJECT: DEVELOPMENT OF PLANS OF ACTIVITIES FOR

SUPPLY OF NATURAL GAS AND GASIFICATION OF REGIONS OF

EASTERN SIBERIA AND THE FAR EAST.

PROPOSAL #93: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT

TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM,

WITHIN THE PERIOD BETWEEN JULY 1, 2010 AND DECEMBER

31, 2011, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM COVERING THE FOLLOWING

SUBJECTS: DEVELOPMENT OF A COMPREHENSIVE PROGRAM FOR

EARLY DIAGNOSTICS AND PREVENTION OF CARDIOVASCULAR

DISEASES OF OAO GAZPROM'S PERSONNEL.

PROPOSAL #94: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT

TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM,

WITHIN THE PERIOD BETWEEN JULY 1, 2010 AND DECEMBER

31, 2012, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #95: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES, WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND DECEMBER 31, 2010,

ACTING ON OAO GAZPROM'S INSTRUCTIONS, TO PROVIDE

SERVICES RELATED TO EXPRESS ASSESSMENT OF ESTIMATED

COST OF OAO GAZPROM'S COMMISSIONED FACILITIES,

DETERMINATION OF THE OPERATIONAL COST AND EXPENSES,

ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #96: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, PURSUANT

 TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES, WITHIN THE

PERIOD BETWEEN JULY 1, 2010 AND JULY 1, 2012 TO

PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS,

RESEARCH WORK FOR OAO GAZPROM COVERING THE FOLLOWING

SUBJECT: ASSESSMENT OF OPPORTUNITIES FOR THE SALE OF

METHANE EXTRACTED AT THE PRIMARY PRODUCTION SITES OF

KUZNETSK COAL BASIN.

PROPOSAL #97: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ AND OAO

GAZPROM SPACE SYSTEMS (THE CONTRACTORS), PURSUANT TO

WHICH THE CONTRACTORS UNDERTAKE, WITHIN THE PERIOD

BETWEEN JULY 1, 2010 AND DECEMBER 31, 2010, ACTING ON

 OAO GAZPROM'S INSTRUCTIONS, TO PROVIDE SERVICES

RELATED TO IMPLEMENTATION OF PROGRAMS OF SCIENTIFIC

AND TECHNICAL COOPERATION OF OAO GAZPROM WITH FOREIGN

 PARTNER COMPANIES.

PROPOSAL #98: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND ZAO GAZTELECOM, PURSUANT TO

WHICH ZAO GAZTELECOM UNDERTAKES, WITHIN THE PERIOD

BETWEEN JULY 1, 2010 AND DECEMBER 31, 2011, TO

PERFORM, ACTING ON OAO GAZPROM'S INSTRUCTIONS, A SET

OF WORK RELATING TO TECHNICAL MAINTENANCE OF OAO

GAZPROM'S TECHNOLOGICAL ASSETS CONSTITUTING ELEMENTS

OF COMMUNICATION LINES AND EQUIPMENT OF THE FIBER

OPTIC COMMUNICATION SYSTEM.

PROPOSAL #99: APPROVE, IN ACCORDANCE WITH CHAPTER XI         ISSUER            YES             FOR                  FOR

OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AN

AGREEMENT BETWEEN OAO GAZPROM AND OAO GAZPROM

PROMGAZ, PURSUANT TO WHICH OAO GAZPROM PROMGAZ WILL

DELIVER TO OAO GAZPROM COMPLETE EXCLUSIVE RIGHTS TO

UTILITY MODEL CORPORATE SYSTEM FOR COLLECTING SPACE

DATA REQUIRED FOR THE DESIGN AND OPERATION OF LONG-

DISTANCE TECHNICAL STRUCTURES, PROSPECTING OF OIL AND

 GAS FIELDS AND THEIR DEVELOPMENT AND OPERATION OWNED

PROPOSAL #100: APPROVE, IN ACCORDANCE WITH CHAPTER XI        ISSUER            YES             FOR                  FOR

 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ, ZAO

GAZPROM INVEST YUG AND OAO TOMSKGAZPROM (THE

LICENSEES), PURSUANT TO WHICH OAO GAZPROM WILL GRANT

THE LICENSEES ORDINARY (NON-EXCLUSIVE) LICENSE TO USE

 COMPUTER SOFTWARE PACKAGE SOFTWARE FOR COMPUTATION

OF COST ESTIMATES BASED ON THE RESOURCE METHOD UNDER

THE CURRENT LEVEL OF WELL CONSTRUCTION PRICES, ALL AS

 MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #101: APPROVE, IN ACCORDANCE WITH CHAPTER XI        ISSUER            YES             FOR                  FOR

 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS, ZAO

YAMALGAZINVEST, OOO MEZHREGIONGAZ, OAO

GAZPROMREGIONGAZ, OAO SALAVATNEFTEORGSINTEZ, OOO REP

AND GAZPROMIPOTEKA FUND (THE LICENSEES), PURSUANT TO

WHICH OAO GAZPROM WILL GRANT THE LICENSEES AN

ORDINARY (NON-EXCLUSIVE) LICENSE TO USE OAO GAZPROM'S

 TRADE MARKS, ALL AS MORE FULLY DESCRIBED IN THE

PROXY STATEMENT.

PROPOSAL #102: APPROVE, IN ACCORDANCE WITH CHAPTER XI        ISSUER            YES             FOR                  FOR

 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND

CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS

BETWEEN OAO GAZPROM AND OAO GAZPROM NEFT (THE

LICENSEE), PURSUANT TO WHICH OAO GAZPROM WILL GRANT

THE LICENSEE AN EXCLUSIVE LICENSE TO USE OAO

GAZPROM'S TRADE MARKS, ALL AS MORE FULLY DESCRIBED IN

 THE PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OBAYASHI CORPORATION

  TICKER:                  N/A                 CUSIP:   J59826107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Change Company's              ISSUER            YES             FOR                  FOR

Location to Minato-ku, Tokyo

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OIL CO LUKOIL

  TICKER:                  LUKOY             CUSIP:   677862104

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ANNUAL REPORT OF OAO              ISSUER            YES             FOR                  FOR

LUKOIL FOR 2009 AND THE ANNUAL FINANCIAL STATEMENTS,

INCLUDING THE INCOME STATEMENTS (PROFIT AND LOSS

ACCOUNTS) OF THE COMPANY, AND THE DISTRIBUTION OF

PROFITS, ALL AS MORE FULLY DESCRIBED IN THE PROXY

STATEMENT.

PROPOSAL #3A: TO ELECT THE AUDIT COMMISSION CANDIDATE        ISSUER            YES             FOR                  FOR

 APPROVED BY THE BOARD OF DIRECTORS OF OAO LUKOIL ON

4 FEBRUARY 2010 (MINUTES NO. 3): IVANOVA, LYUBOV

GAVRILOVNA.

PROPOSAL #3B: TO ELECT THE AUDIT COMMISSION CANDIDATE        ISSUER            YES             FOR                  FOR

 APPROVED BY THE BOARD OF DIRECTORS OF OAO LUKOIL ON

4 FEBRUARY 2010 (MINUTES NO. 3): KONDRATIEV, PAVEL

GENNADIEVICH.

PROPOSAL #3C: TO ELECT THE AUDIT COMMISSION CANDIDATE        ISSUER            YES             FOR                  FOR

 APPROVED BY THE BOARD OF DIRECTORS OF OAO LUKOIL ON

4 FEBRUARY 2010 (MINUTES NO. 3): NIKITENKO, VLADIMIR

NIKOLAEVICH.

PROPOSAL #4A: TO PAY REMUNERATION AND REIMBURSE                 ISSUER            YES             FOR                  FOR

EXPENSES TO MEMBERS OF THE BOARD OF DIRECTORS OF OAO

LUKOIL ACCORDING TO THE APPENDIX HERETO.

PROPOSAL #4B: TO DEEM IT APPROPRIATE TO ESTABLISH              ISSUER            YES             FOR                  FOR

ADDITIONAL REMUNERATION FOR NEWLY ELECTED MEMBERS OF

THE BOARD OF DIRECTORS FOR THEIR PARTICIPATION IN

CONFERENCES AND OTHER EVENTS ON WRITTEN INSTRUCTIONS

OF THE CHAIRMAN OF THE BOARD OF DIRECTORS, IN AN

AMOUNT OF 104,000 ROUBLES, AND TO RETAIN THE AMOUNTS

OF REMUNERATION FOR MEMBERS OF THE BOARD OF DIRECTORS

 OF OAO LUKOIL ESTABLISHED BY DECISION OF THE ANNUAL

GENERAL SHAREHOLDERS MEETING OF OAO LUKOIL OF 26 JUNE

 2008 (MINUTES NO. 1).

PROPOSAL #5A: TO PAY REMUNERATION TO EACH OF THE                ISSUER            YES             FOR                  FOR

MEMBERS OF THE AUDIT COMMISSION OF OAO LUKOIL IN THE

AMOUNT ESTABLISHED BY DECISION OF THE ANNUAL GENERAL

SHAREHOLDERS MEETING OF OAO LUKOIL OF 26 JUNE 2008

(MINUTES NO. 1) - 2,600,000 ROUBLES.

PROPOSAL #5B: TO DEEM IT APPROPRIATE TO RETAIN THE            ISSUER            YES             FOR                  FOR

AMOUNTS OF REMUNERATION FOR MEMBERS OF THE AUDIT

COMMISSION OF OAO LUKOIL ESTABLISHED BY DECISION OF

THE ANNUAL GENERAL SHAREHOLDERS MEETING OF OAO LUKOIL

 OF 26 JUNE 2008 (MINUTES NO. 1).

PROPOSAL #06: TO APPROVE THE INDEPENDENT AUDITOR OF          ISSUER            YES             FOR                  FOR

OAO LUKOIL - CLOSED JOINT STOCK COMPANY KPMG.

PROPOSAL #07: TO APPROVE AMENDMENTS TO THE                          ISSUER            YES             FOR                  FOR

REGULATIONS ON THE PROCEDURE FOR PREPARING AND

HOLDING THE GENERAL SHAREHOLDERS MEETING OF OAO

LUKOIL, PURSUANT TO THE APPENDIX HERETO.

PROPOSAL #8A: TO APPROVE THE INTERESTED-PARTY                     ISSUER            YES             FOR                  FOR

TRANSACTIONS, ON THE TERMS AND CONDITIONS INDICATED

IN THE APPENDIX HERETO: CONTRACT(S) OF GUARANTEE

BETWEEN OAO LUKOIL (GUARANTOR) AND SBERBANK OF RUSSIA

 OAO (BANK).

PROPOSAL #8B: TO APPROVE THE INTERESTED-PARTY                     ISSUER            YES             FOR                  FOR

TRANSACTIONS, ON THE TERMS AND CONDITIONS INDICATED

IN THE APPENDIX HERETO: POLICY (CONTRACT) ON INSURING

 THE LIABILITY OF DIRECTORS, OFFICERS AND

CORPORATIONS BETWEEN OAO LUKOIL (POLICYHOLDER) AND

OAO KAPITAL STRAKHOVANIE (INSURER).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OIL CO LUKOIL

  TICKER:                  LUKOY             CUSIP:   677862104

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #2A: ELECTION OF DIRECTOR: ALEKPEROV, VAGIT         ISSUER            YES         AGAINST           AGAINST

YUSUFOVICH

PROPOSAL #2B: ELECTION OF DIRECTOR: BELIKOV, IGOR              ISSUER            YES         AGAINST           AGAINST

VYACHESLAVOVICH

PROPOSAL #2C: ELECTION OF DIRECTOR: BLAZHEEV, VICTOR         ISSUER            YES             FOR               AGAINST

VLADIMIROVICH

PROPOSAL #2D: ELECTION OF DIRECTOR: WALLETTE (JR.),          ISSUER            YES         AGAINST           AGAINST

DONALD EVERT

PROPOSAL #2E: ELECTION OF DIRECTOR: GRAYFER, VALERY          ISSUER            YES         AGAINST           AGAINST

ISAAKOVICH

PROPOSAL #2F: ELECTION OF DIRECTOR: GREF, HERMAN                ISSUER            YES             FOR               AGAINST

OSKAROVICH

PROPOSAL #2G: ELECTION OF DIRECTOR: ESAULKOVA,                   ISSUER            YES         AGAINST           AGAINST

TATIANA STANISLAVOVNA

PROPOSAL #2H: ELECTION OF DIRECTOR: IVANOV, IGOR                ISSUER            YES             FOR               AGAINST

SERGEEVICH

PROPOSAL #2I: ELECTION OF DIRECTOR: MAGANOV, RAVIL            ISSUER            YES         AGAINST           AGAINST

ULFATOVICH

PROPOSAL #2J: ELECTION OF DIRECTOR: MIKHAILOV, SERGEI        ISSUER            YES         AGAINST           AGAINST

 ANATOLIEVICH

PROPOSAL #2K: ELECTION OF DIRECTOR: MOBIUS, MARK                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2L: ELECTION OF DIRECTOR: SHOKHIN,                       ISSUER            YES             FOR               AGAINST

ALEXANDER NIKOLAEVICH

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OLD MUTUAL PLC

  TICKER:                  N/A                 CUSIP:   G67395106

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and audited financial statements of the Group for the

 YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 1.5p per              ISSUER            YES             FOR                  FOR

ordinary share of 10p in the capital of the Company

(Ordinary Share) to shareholders on the register at

the close of business on 14 MAY 2010 (but without

prejudice to the approach to fractions in respect of

the Scrip Dividend Alternative as described in Part

IV of the shareholder circular dated 11 MAR 2010)

PROPOSAL #3.1: Elect Mr. M. Arnold as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #3.2: Elect Mr. P. O'Sullivan as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3.3: Re-elect Mr. N. Andrews as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3.4: Re-elect Mr. B. Nqwababa as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #3.5: Re-elect Mr. L. Otterbeck as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4: Re-appoint KPMG Audit Plc as the                     ISSUER            YES             FOR                  FOR

Auditors to the Company

PROPOSAL #5: Authorize the Group Audit Committee to          ISSUER            YES             FOR                  FOR

settle the remuneration of the Auditors

PROPOSAL #6: Approve the remuneration report in the          ISSUER            YES             FOR                  FOR

Company's report and accounts for the YE 31 DEC 2009

PROPOSAL #7: Approve the changes to the rules of the         ISSUER            YES             FOR                  FOR

Old Mutual plc Performance Share Plan (PSP) as

described in Part V of the shareholder circular dated

 11 MAR 2010 and as specified and authorize the

Directors to do all such acts and things as they may

consider appropriate to implement those amendments

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

subject to the passing of Resolution 13, (i) to offer

 the holders of Ordinary Shares (excluding any member

 holding shares as treasury shares) the right to

elect to receive Ordinary Shares, credited as fully

paid, (a) instead of the final dividend for the YE 31

 DEC 2009 of 1.5p per Ordinary Share (or its

equivalent in applicable local currencies as

determined by the Directors) to shareholders on the

register at the close of business on 14 MAY 2010, and

 (b) instead of cash in respect of the whole (or some

 part as determined by the Directors) of any other

dividend from time to time or for such period as the

Directors may determine, and in each case, pursuant

to the provisions of Article 123 of the new Articles

of Association proposed to be adopted under

Resolution 13(ii) below CONTD

PROPOSAL #9: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 551 of the UK Companies Act 2006,

 and in substitution for the authority granted under

the equivalent Section of the UK Companies Act 1985

at the AGM of the Company held on 07 MAY 2009, to

allot shares in the Company up to an aggregate

nominal amount of GBP 27,136,000;  Authority expires

at the conclusion of the next AGM of the Company ;

and the Directors may allot shares after the expiry

of this authority in pursuance of such an offer or

agreement made prior to such expiry

PROPOSAL #S.10: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 9, to allot equity

securities (as defined in Section 560(1) of the

Companies Act 2006) for cash under the authority

given by that resolution and/or to sell Ordinary

Shares held by the Company as treasury shares for

cash as if Section 561 of the Companies Act 2006 did

not apply to any such allotment or sale, such power

to be limited to the allotment of equity securities

or sale of treasury shares up to a maximum aggregate

nominal amount of GBP 28,333,000;  Authority expires

at the conclusion of the next AGM of the Company ;

and the Directors may allot equity securities after

the expiry of this authority in pursuance of such an

offer or agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

purchase Ordinary Shares by way of one or more market

 purchases (as defined in Section 693(4) of the

Companies Act 2006) upon and subject to the following

 conditions: (i) the maximum number of such Ordinary

Shares that may be purchased pursuant to this

authority (when aggregated with any purchases made

pursuant to any of the contingent purchase contracts

referred to in Resolution 12 below) shall be

542,733,000; (ii) the minimum price that may be paid

for any Ordinary Share is 10p and the maximum price

(exclusive of expenses) that may be paid for such

Ordinary Share is the higher of: (a) an amount equal

to 5% above the average market value of an Ordinary

Share taken from the London Stock Exchange Daily

Official List CONTD

PROPOSAL #S.12: Approve the following contingent                ISSUER            YES             FOR                  FOR

Purchase Contracts, in the respective forms produced

to the meeting (or with any non-material amendments

thereto that the Directors may consider to be

necessary or desirable), in accordance with Sections

693 and 694 of the Companies Act 2006 and authorize

the Company to make off-market purchases of Ordinary

Shares pursuant to each such contract for a period of

 12 months from the date hereof or until the

conclusion of the next AGM: (i) contract between the

Company and Merrill Lynch South Africa (Pty) Limited

relating to Ordinary Shares traded on the JSE

Limited, pursuant to which the Company may make off-

market purchases from Merrill Lynch South Africa

(Pty) Limited of up to a maximum of 542,733,000

Ordinary Shares in aggregate (such maximum number to

PROPOSAL #S.13: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association as

 specified as the Artilces of Association of the

Company, in substitution for, and to the exclusion

of, the existing Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OMV-AG

  TICKER:                  N/A                 CUSIP:   A51460110

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the annual,        ISSUER            YES             FOR                  FOR

 status and corporate governance report, the proposal

 for the allocation of the net income and the report

of the Supervisory report for the FY 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

income for the FY 2009

PROPOSAL #3.: Approve the Members of the MGMT Board          ISSUER            YES             FOR                  FOR

for the FY 2009

PROPOSAL #4.: Approve the Supervisory Board for the          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #5.: Approve the remuneration to the Members        ISSUER            YES             FOR                  FOR

 of the Supervisory Board for the FY 2009

PROPOSAL #6.: Election of the Auditors for the FY 2010      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election to the Supervisory Board                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Amend the Company charter especially            ISSUER            YES             FOR                  FOR

about the new legal adjustments amended act 2009

(AKTRAEG) as well as the exclusion of the

securitisation of shares and verbal adjustments

PROPOSAL #9.: Approve the Long Term Incentive Plan            ISSUER            YES             FOR                  FOR

2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORIX CORPORATION

  TICKER:                  N/A                 CUSIP:   J61933123

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OTP BANK PLC, BUDAPEST

  TICKER:                  N/A                 CUSIP:   X60746181

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Amend the Company's Bylaws by passing         ISSUER             NO              N/A                  N/A

separate resolutions in respect of the two combined

recommendations contained in the proposal of the

Board of Directors

PROPOSAL #1.B: Amend the Sections 8.3., 8.4., 8.5.,          ISSUER             NO              N/A                  N/A

8.8., 8.11., 8.14., 8.22., 8.24., 8.26., 12/A.2.,

12/A.3. and 12/A.4. of the Company's Bylaws in

keeping with the proposal and on the basis of the

annex to the minutes of the General Meeting

PROPOSAL #1.C: Amend Sections 6.4. and 8.17. of the          ISSUER             NO              N/A                  N/A

Bylaws in accordance with the proposal, on the basis

of the annex to the minutes of the General Meeting

PROPOSAL #2.: Approve the AGM approves the                          ISSUER             NO              N/A                  N/A

distribution of the after-tax profit of HUF 102,329

million as follows: the amount of general

provisioning should be HUF 10,233 million, no

dividends will be paid from the after-tax profit,

thus the balance sheet profit for the financial year

amounts to HUF 92,096 million, [The text above is a

selected part of the proposal for resolution of the

PROPOSAL #3.: Approve the AGM accepts OTP Bank Plc.'s        ISSUER             NO              N/A                  N/A

 2009 Report on Corporate Governance

PROPOSAL #4.: The evaluation of the activities of the        ISSUER             NO              N/A                  N/A

 Management in the business year, decision on

granting discharge of liability

PROPOSAL #5.: The report of the Board of Directors on        ISSUER             NO              N/A                  N/A

 the banks business policy for 2010

PROPOSAL #6.: Approve that the AGM accepts the                   ISSUER             NO              N/A                  N/A

proposal for modification of the rules of procedure

of the Supervisory Board pursuant to the proposal, in

 keeping with the annex of the General Meeting's

PROPOSAL #7.: Approve, based on Section 3 Para 66 Act        ISSUER             NO              N/A                  N/A

 CXII of 1966 [Act on Credit Institutions and

Financial Enterprises] - concerning the audit of OTP

Bank Plc's unconsolidated and consolidated 2010

financial statements - the AGM is electing Deloitte

Auditing and Consulting Ltd. as the Bank's auditor

from 01 MAY 2010 until 30 APR 2011, the AGM approves

the nomination of Zsuzsanna Nagyvaradine Szepfalvi

[No. 005313 chartered auditor] as the person

responsible for auditing, in case any circumstance

should arise which ultimately precludes the

activities of Zsuzsanna Nagyvaradine Szepfalvi as

appointed auditor in this capacity, proposes the

appointment of Zoltan Nagy [No. 005027 chartered

auditor] to be the individual in charge of auditing,

the AGM establishes the total amount of HUF

56,000,000 + VAT as the Auditor's remuneration for

the audit of the 2008 annual accounts, prepared in

accordance with Hungarian Accounting Standards as

applicable to credit institutions, and for the audit

of the consolidated annual accounts prepared pursuant

 Act on Accounting, out of total remuneration HUF

44,500,000 + VAT shall be paid in consideration of

the audit of the unconsolidated annual accounts, and

HUF 11,500,000 + VAT shall be the fee payable for the

 audit of the consolidated annual accounts, the audit

 shall be carried out in accordance with the

PROPOSAL #8.: Approve the AGM accepts the following          ISSUER             NO              N/A                  N/A

monthly remunerations as from 01 MAY 2010: for the

Chairman of the Board of Directors HUF 750,000 for

the Deputy Chairman of the Board of Directors HUF

725,000 for the members of the Board of Directors HUF

 645,000 for the Chairman and Deputy Chairman of the

Supervisory Board HUF 725,000 for the members of the

Supervisory Board HUF 580,000 for the members of the

Audit Committee no remuneration

PROPOSAL #9.: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

acquire treasury shares [shares issued by OTP Bank

Plc] in order to provide the necessary shares for the

 incentive option and bonus share system programs

operating at OTP Bank Plc, to ensure the possibility

of rapid intervention to restrain share-price

fluctuations, to develop and maintain services

provided to the Company's customers and to execute

transactions aimed at optimizing the Company's equity

 situation, the Board of Directors is entitled to

acquire 100 HUF face value ordinary shares with the

proviso that the volume of treasury shares under this

 authorization shall not exceed 56,000,000 shares at

any time. If the acquisition of shares is for

consideration then the purchase price of the shares

at each transaction shall not be lower than the face

value of the shares and not be higher than 150%, of

the highest price registered on the Budapest Stock

Exchange on the day before the transaction with the

proviso that if such transaction is executed on the

Budapest Stock Exchange the purchase price shall not

be higher than 120% of the closing price registered

on the Budapest Stock Exchange on the day before the

transaction, the Board of Directors is entitled to

the acquisition of treasury shares until 31 OCT 2011,

 authorize the Board of Directors by Resolution No.

11/2009 of the AGM is hereby repealed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  P.T. TELEKOMUNIKASI INDONESIA, TBK

  TICKER:                  TLK                 CUSIP:   715684106

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A1: APPROVAL OF THE COMPANY'S ANNUAL REPORT        ISSUER            YES             FOR                  FOR

 FOR THE 2009 FINANCIAL YEAR, INCLUDING THE BOARD OF

COMMISSIONERS' SUPERVISORY REPORT.

PROPOSAL #A2: RATIFICATION OF THE COMPANY'S FINANCIAL        ISSUER            YES             FOR                  FOR

 STATEMENTS AND PARTNERSHIP AND COMMUNITY DEVELOPMENT

 PROGRAM (PROGRAM KEMITRAAN DAN BINA LINGKUNGAN)

ANNUAL REPORT FOR THE 2009 FINANCIAL YEAR.

PROPOSAL #A3: APPROPRIATION OF THE COMPANY'S NET                ISSUER            YES             FOR                  FOR

INCOME FOR THE 2009 FINANCIAL YEAR.

PROPOSAL #A4: DETERMINATION OF REMUNERATION FOR                 ISSUER            YES             FOR                  FOR

MEMBERS OF THE BOARD OF DIRECTORS AND BOARD OF

COMMISSIONERS FOR THE 2010 FINANCIAL YEAR.

PROPOSAL #A5: APPOINTMENT OF A PUBLIC ACCOUNTING FIRM        ISSUER            YES             FOR                  FOR

 TO AUDIT THE COMPANY'S FINANCIAL STATEMENTS FOR THE

2010 FINANCIAL YEAR, INCLUDING AUDIT OF INTERNAL

CONTROL OVER FINANCIAL REPORTING AND APPOINTMENT OF A

 PUBLIC ACCOUNTING FIRM TO AUDIT THE FINANCIAL

STATEMENTS OF THE PARTNERSHIP AND COMMUNITY

DEVELOPMENT PROGRAM FOR THE 2010 FINANCIAL YEAR.

PROPOSAL #A6: AMENDMENT TO THE COMPANY'S ARTICLE OF          ISSUER            YES         AGAINST           AGAINST

ASSOCIATION.

PROPOSAL #A7: UTILIZATION TO TREASURY STOCK FROM                ISSUER            YES         AGAINST           AGAINST

SHARE BUY BACK I-III.

PROPOSAL #E8: APPROVAL FOR THE DISMISSAL AND                       ISSUER            YES         AGAINST           AGAINST

APPOINTMENT OF THE MEMBERS OF THE BOARD OF DIRECTORS

AND THE BOARD OF COMMISSIONERS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PENN WEST ENERGY TR

  TICKER:                  N/A                 CUSIP:   707885109

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: Receive the consolidated financial                 ISSUER             NO              N/A                  N/A

statements of the Company for the YE 31 DEC 2009 and

the Auditors report thereon

PROPOSAL #1: Appointment of KPMG LLP, Chartered                 ISSUER            YES             FOR                  FOR

Accountants as Auditors of Penn West

PROPOSAL #2: Election of James E. Allard, William E.         ISSUER            YES             FOR                  FOR

Andrew, Robert G. Brawn, George H. Brookman, John A.

Brussa, Daryl Gilbert, Shirley A. McClellan, Murray

R. Nunns, Frank Potter, R. Gregory Rich, Jack

Schanck, James C. Smith as Directors of the Company

PROPOSAL #3: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO S.A. - PETROBRAS

  TICKER:                  PBRA               CUSIP:   71654V101

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O4: ELECTION OF MEMBERS OF THE BOARD OF              ISSUER            YES         AGAINST           AGAINST

DIRECTORS

PROPOSAL #O6: ELECTION OF MEMBERS OF THE AUDIT BOARD         ISSUER            YES         AGAINST           AGAINST

AND THEIR RESPECTIVE SUBSTITUTES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INS GROUP CO CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, subject to the satisfaction or waiver [where

 appropriate] of the conditions as specified in the

Share Purchase Agreement and the Listing Committee of

 The Stock Exchange of Hong Kong Limited granting

approval for the listing of, and permission to deal

in, the Consideration Shares, to: a] allot and issue

the Consideration Shares as specified, in accordance

with the terms and conditions of the Share Purchase

Agreement; and b] do all acts and things in

connection with the allotment and issue of the

Consideration Shares; and to make amendments to the

Articles of Association of the Company as they think

fit as a result of the allotment and issuance of the

Consideration Shares as specified in this resolution,

 which include: a] amendments to Article 21

[regarding details of the approval and the number of

issued shares] and Article 24 [regarding the

registered capital of the Company] of the Articles of

 Association of the Company; and amendments to

corresponding articles in the Articles of Association

 of the Company to reflect the actual situation after

 the completion of the issuance of Consideration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INS GROUP CO CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company: subject to the satisfaction or waiver [where

 appropriate] of the conditions set out in the Share

Purchase Agreement [as defined in the circular of the

 Company dated 23 JUN 2009 [the Circular] and the

Listing Committee of The Stock Exchange of Hong Kong

Limited granting the approval for the listing of, and

 permission to deal in, the Consideration Shares, to:

 [a] allot and issue the Consideration Shares [as

defined in the Circular] in accordance with the terms

 and conditions of the Share Purchase Agreement; and

[b] do all acts and things in connection with the

allotment and issue of the Consideration Shares; and

to make amendments to the Articles of Association of

the Company as they think fit as a result of the

allotment and issuance of the Consideration Shares as

 provided in this resolution, which include: [a]

amendments to Article 21 [regarding details of the

approval and the number of issued shares] and Article

 24 [regarding the registered capital of the Company]

 of the Articles of Association of the Company; and

[b] amendments to corresponding Articles in the

Articles of Association of the Company to reflect the

 actual situation after the completion of the

issuance of Consideration Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INS GROUP CO CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Bank deposits arrangements         ISSUER            YES             FOR                  FOR

between the Company and its subsidiaries and The

Hongkong and Shanghai Banking Corporation Limited as

referred to in the announcement [the Announcement] of

 the Company published on 27 OCT 2009 on the website

of The Stock Exchange of Hong Kong Limited

[http://www.hkexnews.hk] and the Company's website

[http://www.pingan.com] and dispatched to the

Shareholders of the Company together with this notice

 and the proposed annual cap for the said Bank

deposits arrangements in the amount of USD 1,500

million on any given day for each of the 3 years

ending 31 DEC 2012; and authorize the Board of

Directors of the Company to do all such acts and

things and execute such documents and take all steps

which in its opinion may be necessary, desirable or

expedient in relation to the said bank deposits

PROPOSAL #2.: Approve the Bank deposits arrangements         ISSUER            YES             FOR                  FOR

between the Company and its subsidiaries and

Industrial and Commercial Bank of China Limited and

Industrial and Commercial Bank of China [Asia]

Limited as referred to in the Announcement and the

proposed annual cap for the said bank deposits

arrangements in the amount of RMB 43,200 million on

any given day for each of the 3 years ending 31 DEC

2012; and authorize the Board of Directors of the

Company to do all such acts and things and execute

such documents and take all steps which in its

opinion may be necessary, desirable or expedient in

relation to the said bank deposits arrangements

PROPOSAL #3.: Approve the Bank deposits arrangements         ISSUER            YES             FOR                  FOR

between the Company and its subsidiaries and Bank of

Communications Co., Ltd. as referred to in the

announcement published on 27 OCT 2009 on the website

of the Shanghai Stock Exchange [http://www.sse.cm.cn]

 and the Company's website [http://www.pingan.com]

and the proposed annual cap for the said bank

deposits arrangements in the amount of RMB 39,000

million on any given day for each of the 2 years

ending 31 DEC 2012; and authorize the Board of

Directors of the Company to do all such acts and

things and execute such documents and take all steps

which in its opinion may be necessary, desirable or

expedient in relation to the said bank deposits

PROPOSAL #4.: Approve the Company's policy on the              ISSUER            YES             FOR                  FOR

appointment of Auditors as referred to in the

announcement published on 27 OCT 2009 on the website

of the Shanghai Stock Exchange

[http://www.sse.com.cn] and the Company's website

PROPOSAL #5.: Approve the appointment of Mr. Guo                ISSUER            YES             FOR                  FOR

Limin as a Non-Executive Director of the Company as

referred to in the Announcement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INSURANCE (GROUP) COMPANY OF CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3.: Approve the annual report of the                   ISSUER            YES             FOR                  FOR

Company and its summary for the YE 31 DEC 2009

PROPOSAL #4.: Approve the report of the Auditors and         ISSUER            YES             FOR                  FOR

audited financial statements of the Company for the

YE 31 DEC 2009

PROPOSAL #5.: Approve the profit distribution plan            ISSUER            YES             FOR                  FOR

and the recommendation for the final dividend for the

 YE 31 DEC 2009

PROPOSAL #6.: Re-appointment of Ernst & Young Hua              ISSUER            YES             FOR                  FOR

Ming as the PRC Auditors and Ernst & Young as the

international Auditors of the Company to hold office

until the conclusion of the next AGM and to authorize

 the Board of Directors to fix their remuneration

PROPOSAL #7.: Appointment of Mr. David Fried as a              ISSUER            YES             FOR                  FOR

Non-executive Director of the Company

PROPOSAL #S.8: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company, and to authorize the Board of Directors

to make further amendments to the Articles of

Association of the Company that it considers

necessary, appropriate or expedient in accordance

with the applicable laws and regulations, and the

requirements of China Insurance Regulatory Commission

 and other relevant regulatory authorities

PROPOSAL #S.9: Approve to give a general mandate to          ISSUER            YES             FOR                  FOR

the Board of Directors to issue, allot and deal with

additional H shares not exceeding 20% of the H shares

 of the Company in issue and authorize the Board of

Directors to make corresponding amendments to the

Articles of Association as it thinks fit so as to

reflect the new capital structure upon the allotment

or issuance of shares

PROPOSAL #10.: Approve the holders of the 299,088,758        ISSUER            YES             FOR                  FOR

 H shares of the Company which were newly issued on

06 MAY 2010 are entitled to receive the final

dividend for the YE 31 DEC 2009, if any, as the other

 shareholders of the Company are entitled to

PROPOSAL #S.11: Approve the proposed further                       ISSUER            YES             FOR                  FOR

amendments to the Articles of Association of the

Company as set out in Appendix I to the supplemental

circular to be dispatched to shareholders of the

Company on 11 MAY 2010; and authorize the Chairman of

 the Board of Directors or a person authorized by him

 to make appropriate amendments to the Articles of

Association whenever necessary in the process of

submitting the same for approval, as required from

time to time by the relevant regulatory authorities,

administration of industry and commerce as well as

the stock exchanges

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORTUGAL TELECOM SGPS SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X6769Q104

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the management report, balance          ISSUER             NO              N/A                  N/A

sheet and accounts for the year 2009

PROPOSAL #2: Receive the consolidated management               ISSUER             NO              N/A                  N/A

report, balance sheet  and accounts for the year  2009

PROPOSAL #3: Approve the proposal for application of         ISSUER             NO              N/A                  N/A

 profits

PROPOSAL #4: Approve the general appraisal of the             ISSUER             NO              N/A                  N/A

Company's management and supervision

PROPOSAL #5: Approve the acquisition and disposal of         ISSUER             NO              N/A                  N/A

 own shares

PROPOSAL #6: Approve, pursuant to Number 4 of Article        ISSUER             NO              N/A                  N/A

 8  of the Articles of Association, on the parameters

  applicable in the event of any issuance of bonds

convertible into shares that may be resolved upon  by

 the Board of Directors

PROPOSAL #7: Approve the suppression of the pre-                ISSUER             NO              N/A                  N/A

emptive right of shareholders in the subscription of

any issuance of convertible bonds as referred to

under Item 6 hereof as may be resolved upon by the

Board of Directors

PROPOSAL #8: Approve the issuance of bonds and other         ISSUER             NO              N/A                  N/A

securities, of whatever nature, by the Board of

Directors, and notably on the fixing of the value of

such securities in accordance with Number 3 of

Article 8 and paragraph e) of Number 1 of Article 15

of the Articles of Association

PROPOSAL #9: Approve the acquisition and disposal of         ISSUER             NO              N/A                  N/A

own bonds and other own securities

PROPOSAL #10: Approve the creation of an ADHOC                   ISSUER             NO              N/A                  N/A

committee to decide on the remuneration of the

members of the compensation Committee

PROPOSAL #11: Approve the declaration in respect of          ISSUER             NO              N/A                  N/A

the remuneration policy of the members of the

management and supervisory bodies of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWERTECH TECHNOLOGY INC

  TICKER:                  N/A                 CUSIP:   Y7083Y103

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of assets impairment                    ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES         ABSTAIN           AGAINST

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES         ABSTAIN           AGAINST

proposed cash dividend: TWD 3.5per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES         ABSTAIN           AGAINST

Incorporation

PROPOSAL #B.4: Approve to release the prohibition on         ISSUER            YES         ABSTAIN           AGAINST

Directors from participation in competitive business

PROPOSAL #B.5: Extraordinary motions                                     ISSUER            YES         ABSTAIN               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PPR SA, PARIS

  TICKER:                  N/A                 CUSIP:   F7440G127

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of result and          ISSUER            YES             FOR                  FOR

the distribution of the dividend

PROPOSAL #O.4: Approve the agreements specified in            ISSUER            YES             FOR                  FOR

Articles L. 225-38 et sequence of the Code du

commerce  commercial code

PROPOSAL #O.5: Appointment of Mrs. Laurence Boone as         ISSUER            YES             FOR                  FOR

a Director for a 4 year period

PROPOSAL #O.6: Appointment of Mrs. Yseulys Costes as         ISSUER            YES             FOR                  FOR

a Director for a 4 year period

PROPOSAL #O.7: Appointment of Mrs. Caroline Puel as a        ISSUER            YES             FOR                  FOR

 Director for a 4 year period

PROPOSAL #O.8: Approve the Board of Directors' fees           ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Approve the renewal of an Auditor's            ISSUER            YES             FOR                  FOR

mandate

PROPOSAL #O.10: Appointment of The Firm KPMG Audit as        ISSUER            YES             FOR                  FOR

 an Assistant Auditor

PROPOSAL #O.11: Grant authority to operate using                ISSUER            YES         AGAINST           AGAINST

Company shares

PROPOSAL #E.12: Grant powers to issue, without any            ISSUER            YES         AGAINST           AGAINST

preferential subscription right and as part of a

public offer, shares and/ or any tangible assets

granting access, immediately and/ or at term, to

capital securities and/or tangible assets, entitling

allocation of debt securities

PROPOSAL #E.13: Grant to decide to increase capital          ISSUER            YES         AGAINST           AGAINST

stock by issuing, without any preferential

subscription right and as part of an offer as

specified in Article L. 411-2.II of the Code

Monetaire et Financier  Monetary and Financial Code ,

 especially to qualified investors, shares and/or any

 tangible assets granting access to the Company's

capital stock and/or issue of assets entitling

allocation of debt securities

PROPOSAL #E.14: Grant authority to set the price for         ISSUER            YES         AGAINST           AGAINST

issue of shares and/or tangible assets granting

access to capital stock according to certain

procedures, up to a ceiling of 10% of capital stock

per year, to increase capital stock by issuing with

no preferential subscription right shares

PROPOSAL #E.15: Grant authority to increase the                 ISSUER            YES         AGAINST           AGAINST

number of shares or tangible assets to be issued in

the event of an increase in capital stock with no

preferential subscription right

PROPOSAL #E.16: Grant authority to increase capital          ISSUER            YES             FOR                  FOR

stock by issuing, without and preferential

subscription right, shares or other assets, granting

access to capital stock reserved for current or

former employees who belong to a savings plan

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

agree share purchase or subscription options for

employed members of staff and agents within the group

 or certain categories of them

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate existing shares free of charge or issue them

 to employed members of staff and agents within the

group or certain categories of them

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue refundable share subscription and/or purchase

notes  BSAARs  to employees and agents within the

group, with no shareholders' preferential

subscription right

PROPOSAL #E.20: Amend the Article 22 of the Articles         ISSUER            YES         AGAINST           AGAINST

of Association

PROPOSAL #O.E21: Powers for formalities                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the            ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009 with the

related Auditor's report

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.: Re-elect Mr. M W O Garrett as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mrs. B A Macaskill as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. C P Manning as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. B L Stowe as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election of Mr. N A Nicandrou as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8.: Election of Mr. R A Devey as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Company's Auditor until the conclusion of the next

general meeting at which the Company's accounts are

laid

PROPOSAL #10.: Authorize the Directors to determine          ISSUER            YES             FOR                  FOR

the amount of the Auditor's remuneration

PROPOSAL #11.: Approve to declare a final dividend of        ISSUER            YES             FOR                  FOR

 13.56 pence per ordinary share of the Company for

the YE 31 DEC 2009, which shall be payable on 27 MAY

2010 to shareholders who are on the register of

members at the close of business on 09 APR 2010

PROPOSAL #12.: Authorize the Company and all                       ISSUER            YES             FOR                  FOR

Companies that are its subsidiaries at any time

during the period for which the resolution is

effective for the purposes of Section 366 and 367 of

the Companies Act 2006 [2006 Act] to make donations

to political organizations other than political

parties and to incur political expenditure [as such

terms are defined in Section 363 to 365 of the 2006

Act] up to a maximum aggregate sum of GBP 50,000 as

follows: [Authority expires at the earlier of 30 JUN

2011 or the conclusion of the AGM to be held in

2011]; and the Company may enter into a contract or

undertaking under this authority prior to its expiry,

 which contract or undertaking may be performed

wholly or partly after such expiry, and may make

donations to political organizations and incur

political expenditure in pursuance of such contracts

or undertakings as if the said authority had not

PROPOSAL #13.: Authorize the Directors, without                 ISSUER            YES             FOR                  FOR

prejudice to any other authority conferred on the

Directors by or pursuant to Article 14 of the

Company's Articles of Association, by Article 14 of

the Company's Articles of Association to allot

generally and unconditionally relevant securities be

renewed in respect of equity securities [as defined

in Section 560[1] of the 2006 Act] for a period

expiring; [Authority expires at the earlier of the

conclusion of the AGM of the Company held in 2011 or

30 JUN 2011]; and for that period and purpose the

Section 551 amount in respect of the Company's equity

 securities shall be GBP 42,236,000; and renewal of

authority to allot ordinary shares for rights issues

PROPOSAL #14.: Authorize the Directors, without                 ISSUER            YES             FOR                  FOR

prejudice to any other authority conferred on the

Directors by or pursuant to Article 14 of the

Company's Articles of Association, by Article 14 of

the Company's Articles of Association to allot

generally and unconditionally relevant securities be

renewed in respect of equity securities [as defined

in Section 560[1] of the 2006 Act] allotted in

connection with an offer by way of a rights issue:

[i] to ordinary shareholders in proportion [as nearly

 as may be practicable] to their existing holdings;

and [ii] to holders of other equity securities as

required by the rights of those securities or as the

Board otherwise considers necessary for a period

expiring; [Authority expires at the earlier of the

conclusion of the AGM of the Company held in 2011 or

30 JUN 2011]; and purpose the Section 551 amount

shall be GBP 84,473,000 [after deducing from such

limit any relevant securities allotted under

resolution 13 above] and so that the Board may impose

 any limits or restrictions and may any arrangements

which it considers necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

PROPOSAL #S.15: Authorize the Directors, for                       ISSUER            YES             FOR                  FOR

disapplication of pre-emption rights, equity

securities [as defined in Section 560[1] of the 2006

Act] for cash pursuant to the power conferred on the

Directors by Article 15 of the Company's Articles of

Association and/or to sell any ordinary shares held

by the Company as treasury shares for cash as if

Section 561 of that Act did not apply to such

allotment provided that: the maximum aggregate

nominal amount of equity securities that may be

allotted or sold pursuant to the authority under

Article 15[b] is GBP 6,336,000 and [Authority expires

 at the earlier of the conclusion of the AGM of the

Company held in 2011 or 30 JUN 2011]

PROPOSAL #S.16: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with Section 701 of the 2006 Act, to make one or more

 market purchases [within the meaning of Section

693[4] of the 2006 Act] of its ordinary shares of 5

pence each in the capital of the Company; such

authority to be limited: to a maximum aggregate

number of 253,440,000 ordinary shares; by the

condition that the minimum price which may be paid

for each ordinary shares is 5 pence and the maximum

price which may be paid for an ordinary shares is the

 highest of: an amount equal to 105% of the average

of the middle market quotations for an ordinary

shares as derived from the daily official list of the

 London Stock Exchange for the 5 business days

immediately preceding the day on which the share is

contracted to be purchases; and the higher of the

price of the last independent trade and the highest

current independent bid on the trading venues where

the purchase is carried out; in each case exclusive

of expenses; [Authority expires at the earlier of the

 conclusion of the AGM of the Company held in 2011 or

 30 JUN 2011]; the Company may before such expiry

make a contract or contracts to purchase ordinary

shares under the authority hereby conferred which

would or may be executed wholly or partly after the

expiry of such authority and may make a purchase of

ordinary shares in pursuance of any such contract or

contracts as if the power conferred hereby had not

expired; and all ordinary shares purchased pursuant

to said authority shall be either; cancelled

immediately upon completion of the purchase; or be

held, sold, transferred or otherwise dealt with as

treasury shares in accordance with the provisions of

PROPOSAL #S.17: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                 ISSUER            YES         AGAINST           AGAINST

proposed to be made between the Company and the

holders of Scheme shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the scheme of                ISSUER            YES         AGAINST           AGAINST

arrangement dated 17 MAY 2010 proposed to be made

between the Company and the scheme shareholders [as

specified in the scheme], for the purpose of giving

effect to the scheme in its original form or with or

subject to any modification, addition or condition

approved or imposed by the court; (i) the share

capital of the Company be reduced by canceling all

the scheme shares [as specified in the scheme] (ii)

forthwith and contingently on such reduction of

capital taking effect the reserve arising in the

books of account of the Company as a result of the

cancellation of the scheme shares be applied in

paying up in full at par such number of new ordinary

shares of 5 pence each as shall be equal to the

number of scheme shares cancelled at Sub-paragraph

(i) above, such new ordinary shares to be allotted

and issued credited as fully paid to prudential group

 plc [New Prudential] and/or its nominees (iii)

without prejudice and in addition to any other

authority conferred on the Directors under Section

551 of the Companies Act2006, including at the AGM of

 the Company and under Resolution 2; authorize the

Directors pursuant to and in accordance with Section

551 of the Companies Act2006 to give effect to this

resolution and accordingly to effect the allotment of

 the new ordinary shares referred to in sub-paragraph

 (ii) above, provided that (a) the maximum aggregate

nominal amount of shares which may be allotted

hereunder shall be the aggregate nominal amount of

the new ordinary shares created pursuant to sub-

paragraph (ii) above; [Authority expires on 07 JUN

2011] (iv) prior to the reduction of the capital

referred to in sub-Paragraph (i) above taking effect

authorize the Company to issue and allot two

redeemable deferred shares to New Prudential and/or

its nominees; amend the Articles of Association of

the Company by the adoption and inclusion of the

following new Article 198 as specified; approve the

proposed reduction of capital of New Prudential at

the General Meeting of New Prudential [as specified]

PROPOSAL #2.: Authorize the Directors, subject to              ISSUER            YES         AGAINST           AGAINST

Resolution 1 being passed, without prejudice and in

addition to any other authority conferred on the

Directors under Section 551 of the Companies Act

2006, including at the AGM of the Company and under

Resolution 1(A)(iii), pursuant to and in accordance

with Section 551 of the Companies Act 2006 to allot

ordinary shares of 5 pence each in the Company up to

a nominal amount of GBP 14,523,140,060 in connection

with the issue of ordinary shares of 5 pence each in

the Company for the purposes of the rights issue [as

specified in circular]; [Authority expires on 07 JUN

2011], the Company may make offers and enter into

agreements during the relevant period which would or

might require shares to be allotted after the

authority ends and the Directors may allot shares

under such offers or agreements as if the authority

had not ended

PROPOSAL #3.: Approve, subject to the scheme referred        ISSUER            YES         AGAINST           AGAINST

 to in Resolution 1 becoming effective, the New

Prudential group performance shares plan, the New

Prudential business unit performance plans and the

M&G executive Long Term Incentive Plan 2010 adopted

by New Prudential, the term of which are summarized

in Paragraph 4 of Part IV of the circular as specified

PROPOSAL #4.: Approve, subject to the scheme referred        ISSUER            YES         AGAINST           AGAINST

 to in Resolution 1 becoming effective, the New

Prudential UK savings-related Shares Option Scheme,

the New Prudential Irish SAYE scheme, the New

Prudential International Employees SAYE scheme, the

New Prudential International [Non-Employees] SAYE

scheme, the New Prudential Shares Incentive Plan, the

 Prudential Europe Share Participation Plan, the New

Prudential Share Option Plan and the Momentum

Retention plan adopted by New Prudential, the terms

of which are summarized in Paragraph 4 of Part IV of

the circular as specified

PROPOSAL #5.: Authorize the Directors of New                       ISSUER            YES         AGAINST           AGAINST

Prudential, subject to the scheme referred to in

Resolution 1 becoming effective of to establish

employee share schemes in addition to those mentioned

 in Resolutions 3 and 4 in this notice for the

benefit of overseas employees of New Prudential and

its subsidiaries provided that such additional

schemes operate within the equity dilution limits

applicable to the new share plans and [save to the

extent necessary or desirable to take account of

overseas tax, securities and exchange control laws]

such additional schemes do not confer upon

participants benefits which are greater than those

which could be obtained from the new shares plans and

 that, once such additional schemes have been

established, they may not be amended without the

approval of the shareholders of New Prudential if

such approval would be required to amend the

corresponding provisions of the new share plans

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT INTERNATIONAL NICKEL INDONESIA TBK

  TICKER:                  N/A                 CUSIP:   Y39128148

  MEETING DATE:      8/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to adjust the Articles of                 ISSUER            YES             FOR                  FOR

Association to comply with the regulation of the

Indonesian Capital Market and financial institutions

Supervisory Board No.IX.J.1

PROPOSAL #2.: Appoint the Member of the Board of                ISSUER            YES         AGAINST           AGAINST

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANDSTAD HOLDING NV

  TICKER:                  N/A                 CUSIP:   N7291Y137

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Report of the Executive Board and                ISSUER             NO              N/A                  N/A

preceding advice of the Supervisory Board for the FY

2009

PROPOSAL #2.B: Adopt the financial statements 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #2.C: Explanation of policy on reserves and         ISSUER             NO              N/A                  N/A

dividends

PROPOSAL #2.D: Approve to determine the dividend over        ISSUER            YES             FOR                  FOR

 the FY 2009

PROPOSAL #2.E: Corporate governance                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.A: Grant discharge of liability of the            ISSUER            YES             FOR                  FOR

Members of the Executive Board for the Management

PROPOSAL #3.B: Grant discharge of liability of the            ISSUER            YES             FOR                  FOR

Members of the Supervisory Board for the supervision

of the Management

PROPOSAL #4.A: Re-appoint Mr. Van Wijk as a Member of        ISSUER            YES             FOR                  FOR

 the Supervisory Board

PROPOSAL #4.B: Re-appoint Ms. Kampouri Monnas as a            ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #5.A: Approve to extend the authority of the        ISSUER            YES             FOR                  FOR

 Executive Board to issue shares

PROPOSAL #5.B: Approve to extend the authority of the        ISSUER            YES             FOR                  FOR

 Executive Board to restrict or exclude the pre-

emptive right to any issue of shares

PROPOSAL #5.C: Approve the performance related                   ISSUER            YES             FOR                  FOR

remuneration of the Executive Board in performance

shares and performance share options

PROPOSAL #6: Any other business                                              ISSUER             NO              N/A                  N/A

PROPOSAL #7: Closing                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REDECARD S A

  TICKER:                  N/A                 CUSIP:   P79941103

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Articles 16, 18 and 19 and              ISSUER            YES             FOR                  FOR

adjustments to the wording in Articles 9, 29, 30, 32,

 34 and 36 of the Corporate By-laws

PROPOSAL #2: Amend the Redecard Stock Option Plan               ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REDECARD S A

  TICKER:                  N/A                 CUSIP:   P79941103

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine, discuss and vote            ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements and Independent Auditors and

Finance Committee report relating to FY ending 31 DEC

 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

profit from the FY and the balance of the retained

profit reserve account

PROPOSAL #3.: Election of the Members of the Board of        ISSUER            YES             FOR                  FOR

 Directors and approve to re-elect the Chairperson of

 the Board of Directors, in accordance with the terms

 of Article 13, 8 of the Corporate Bylaws, note under

 the terms of the applicable legislation

PROPOSAL #4.: Approve to set the global remuneration         ISSUER            YES             FOR                  FOR

of the Board of Directors, the Independent Auditors

and the Directors

PROPOSAL #5.: Approve to substitute the newspaper in         ISSUER            YES             FOR                  FOR

which the notices ordered by Law Number 6404 76 must

be published

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REDECARD SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P79941103

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to decide regarding the                       ISSUER            YES             FOR                  FOR

recomposition of the Board of Directors of the

Company, for the period of 2 year term in office

currently underway, which will last until those who

are elected in 2012 take office

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENTOKIL INITIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G7494G105

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors' report and                   ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3: Re-elect Richard Burrows as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Duncan Tatton-Brown as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-elect William Rucker as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-appoint KPMG Audit Plc as the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Authorize the Directors to agree the              ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #S.8: Authorize the calling of a general              ISSUER            YES             FOR                  FOR

meeting  other than an AGM  on 14 days' clear notice

PROPOSAL #9: Authorize the Directors to allot shares         ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Approve to disapply statutory pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.11: Authorize the Board to make market            ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #12: Authorize the making of political                 ISSUER            YES             FOR                  FOR

donations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RIO TINTO PLC

  TICKER:                  N/A                 CUSIP:   G75754104

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's financial                       ISSUER            YES             FOR                  FOR

statements and the report of the Directors and

Auditors for the YE 31 DEC 2009

PROPOSAL #2: Recieve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009 as set out in the 2009 annual report

PROPOSAL #3: Election of Robert Brown as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Ann Godbehere as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Sam Walsh as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Guy Elliott as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Michael Fitzpatrick as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-elect Lord Kerr as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as Auditors of the Company to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company and to authorize the Audit

Committee to determine the Auditors' remuneration

PROPOSAL #10: Authorize the Directors pursuant to and        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006  the 2006 Act  to exercise all the powers of the

 Company to allot shares or grant rights to subscribe

 for or convert any securities into shares: i) up to

an aggregate nominal amount of GBP 50,321,000; ii)

comprising equity securities  as specified in the

2006 Act  up to a further nominal amount of GBP

50,321,000 in connection with an offer by way of a

rights issue; such authorities to apply in

substitution for all previous authorities pursuant to

 Section 80 of the Companies Act 1985 and to expire

on the later of 15 APR 2011 and the date of the 2011

AGM but, in each case, so that the Company may make

offers and enter into agreements during this period

which would, or might, require shares to be allotted

or rights to subscribe for or to CONTD..

PROPOSAL #11: Authorize the Directors, subject to the        ISSUER            YES             FOR                  FOR

 passing of Resolution 10 above, to allot equity

securities  as specified in the 2006 Act  wholly for

cash: i) pursuant to the authority given by Paragraph

 (i) of Resolution 10 above or where the allotment

constitutes an allotment of equity securities by

virtue of Section 560(3) of the 2006 Act in each

case: a) in connection with a pre-emptive offer; and

b) otherwise than in connection with a pre-emptive

offer, up to an aggregate nominal amount of GBP

9,803,000; and ii) pursuant to the authority given by

 Paragraph (ii) of Resolution 10 above in connection

with a rights issue, as if Section 561(1) of the 2006

 Act did not apply to any such allotment; such

authority shall expire on the later of 15 APR 2011

and the date of the 2011 AGM, but so that the Company

 may make offers and enter into CONTD..

PROPOSAL #12: Authorize: (a) the Company, Rio Tinto          ISSUER            YES             FOR                  FOR

Limited and any subsidiaries of Rio Tinto Limited, to

 purchase ordinary shares of 10p each issued by the

Company RTP Ordinary Shares , such purchases to be

made in the case of the Company by way of market

purchase  as specified in Section 693 of the 2006 Act

 , provided that this authority shall be limited: i)

so as to expire on the later of 15 APR 2011 and the

date of the 2011 AGM, unless such authority is

renewed prior to that time  except in relation to the

 purchase of RTP ordinary shares, the contract for

which was concluded before the expiry of such

authority and which might be executed wholly or

partly after such expiry ; ii) so that the number of

RTP ordinary shares which may be purchased pursuant

to this authority shall not exceed 152,488,000; iii)

so that the maximum price payable CONTD.

PROPOSAL #13: Approve the general meeting other than         ISSUER            YES             FOR                  FOR

an AGM may be called on not less than 14 clear days

notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROCHE HOLDING LTD

  TICKER:                  N/A                 CUSIP:   H69293217

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual report,                ISSUER             NO              N/A                  N/A

annual financial statement and the Group's annual

financial statement for 2009, as well as the

compensation report

PROPOSAL #2.: Resolution on the discharge of the                ISSUER             NO              N/A                  N/A

Members of the Administrative Board

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

net profit of Roche Holdings AG

PROPOSAL #4.: Election to the Administrative Board             ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of the Financial Auditor                  ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROLLS-ROYCE GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G7630U109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Directors's report and                 ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the Director's remuneration                ISSUER            YES             FOR                  FOR

report for the YE DEC 31 2009

PROPOSAL #3: Re-elect Peter Byrom as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #4: Re-elect Professor Peter Gregson as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Re-elect Helen Alexander as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #6: Re-elect Dr. John McAdam as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7: Re-elect Andrew Shilston as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8: Re-appoint the Auditors and to authorize        ISSUER            YES             FOR                  FOR

 the Directors to agree their remuneration

PROPOSAL #9: Authorize the allotment and issue of              ISSUER            YES             FOR                  FOR

Company Shares

PROPOSAL #10: Authorize political donations and                 ISSUER            YES             FOR                  FOR

political expenditure

PROPOSAL #S.11: Approve to accept new Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.12: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings on not less than 14 clear day's

PROPOSAL #S.13: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to display pre-emption rights        ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own Ordinary Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RONA INC

  TICKER:                  N/A                 CUSIP:   776249104

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Louise Caya as a Director         ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.2: Election of Doris Joan Daughney as a          ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.3: Election of Robert Dutton as a                     ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.4: Election of Richard Fortin as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.5: Election of Jean Gaulin as a Director         ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.6: Election of Jean-Guy Hebert as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.7: Election of J. Spencer Lanthier as a          ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.8: Election of Alain Michel as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.9: Election of James Pantelidis as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.10: Election of Robert Pare as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.11: Election of Jocelyn Tremblay as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.12: Election of Jean-Roch Vachon as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2: Appointment of Raymond Chabot Grant                ISSUER            YES             FOR                  FOR

Thornton, Chartered Accountants as the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BANK OF CANADA, TORONTO ON

  TICKER:                  N/A                 CUSIP:   780087102

  MEETING DATE:      3/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect W.G. Beattie as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Elect D.T. Elix as a Director                       ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Elect J.T. Ferguson as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Elect P. Gauthier as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Elect T.J. Hearn as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Elect A.D. Laberge as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Elect J. Lamarre as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Elect B.C. Louie as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Elect M.H. McCain as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Elect G.M. Nixon as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Elect D.P. O'Brien as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Elect J.P. Reinhard as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Elect E. Sonshine as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Elect K.P. Taylor as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Elect V.L. Young as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint Deloitte & Touche LLP as the              ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #3: Approve the advisory resolution to                 ISSUER            YES             FOR                  FOR

accept the approach to executive compensation as

PROPOSAL #4: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve to submit to the vote

of the shareholders more candidates than the number

of vacancies on the Board

PROPOSAL #5: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve the annual report and

the Management as specified the pay ratios of, first,

 the total compensation of the Chief Executive

Officer, and secondly, the total compensation of the

5 Named Executive Officers, to the average total

compensation of employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BANK OF SCOTLAND GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G76891111

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the accession to the Asset                ISSUER            YES             FOR                  FOR

Protection Scheme and the issue of B Shares and a

Dividend Access Share

PROPOSAL #2.: Authorize the allotment of the B                   ISSUER            YES             FOR                  FOR

Shares, Dividend Access Share and Ordinary Shares

PROPOSAL #3.: Grant authority for the capitalization         ISSUER            YES             FOR                  FOR

of reserves and the consolidation and division of

share capital and/or sub-division of shares

PROPOSAL #4.: Approve and adopt the rules of the RBS         ISSUER            YES             FOR                  FOR

2010 Deferral Plan

PROPOSAL #5.: Approve the removal of the authorized          ISSUER            YES             FOR                  FOR

share capital and other amendments to the Articles of

 Association

PROPOSAL #6.: Approve to disapply pre-emption rights         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BK SCOTLAND GROUP PLC

  TICKER:                  N/A                 CUSIP:   G76891111

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the accounts for the        ISSUER            YES             FOR                  FOR

 FYE 31 DEC 2009 and the reports of the Directors and

 the Auditors thereon

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

contained within the report and accounts for the FYE

PROPOSAL #3: Election of Sir Sandy Crombie as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Election of Bruce Van Saun as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Philip Scott as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Penny Hughes as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of Brendan Nelson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-election of Joe Machale a'S a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-election of Philip Hampton as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #10: Re-appoint  Deloitte LLP as the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #11: Authorize the Audit Committee to fix            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #12: Approve to renew the Directors                       ISSUER            YES             FOR                  FOR

authority to allot ordinary shares

PROPOSAL #S.13: Approve to renew the Directors                   ISSUER            YES             FOR                  FOR

authority to allot shares on a non-pre-emptive basis

PROPOSAL #14: Approve the consolidation and sub-                ISSUER            YES             FOR                  FOR

division of shares

PROPOSAL #S.15: Approve to permit the holding of                ISSUER            YES             FOR                  FOR

general meetings at 14 days notice

PROPOSAL #16: Approve the RBS 2010 Long Term                       ISSUER            YES             FOR                  FOR

Incentive Plan

PROPOSAL #17: Approve to renew the Employee Share              ISSUER            YES             FOR                  FOR

Ownership Plan

PROPOSAL #S.18: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #19: Grant authority for the political                 ISSUER            YES             FOR                  FOR

donations and expenditure by the Company in terms of

Section 366 of the Companies Act 2006

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BK SCOTLAND GROUP PLC

  TICKER:                  N/A                 CUSIP:   G76891111

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Terms of the Conditional          ISSUER            YES             FOR                  FOR

Repurchase Agreement and the Argon Conditional

Repurchase Agreement

PROPOSAL #S.2: Amend Articles of Association                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.3: Amend Articles of Association                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL DUTCH SHELL PLC

  TICKER:                  N/A                 CUSIP:   G7690A100

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts          ISSUER            YES             FOR                  FOR

for the FYE 31 DEC 2009, together with the Directors'

 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009, set out in the annual report and

accounts 2009 and summarized in the annual review and

 Summary financial Statements 2009

PROPOSAL #3.: Appointment of Charles O. Holliday as a        ISSUER            YES             FOR                  FOR

 Director of the Company with effect from 01 SEP 2010

PROPOSAL #4.: Re-appointment of Josef Ackermann as a         ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #5.: Re-appointment of Malcolm Brinded as a         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appointment Simon Henry as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Re-appointment Lord Kerr of Kinlochard         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #8.: Re-appointment Wim Kok as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #9.: Re-appointment of Nick Land as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-appointment of Christine Morin-               ISSUER            YES             FOR                  FOR

Postel as a Director of the Company

PROPOSAL #11.: Re-appointment of Jorma Ollila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #12.: Re-appointment of Jeroen van der Veer         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #13.: Re-appointment of Peter Voser as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #14.: Re-appointment of Hans Wijers as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #15.: Re-appointment of                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company

PROPOSAL #16.: Authorize the Board to settle the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors for 2010

PROPOSAL #17.: Authorize the Board, in substitution          ISSUER            YES             FOR                  FOR

for all subsisting authorities, to allot shares in

the Company and to grant rights to subscribe for or

convert any security into shares in the Company up to

 a nominal amount of EUR 145 million; [Authority

expires at the earlier of the end of next year's AGM

or the close of business on 18 AUG 2011]; but, in

each case, during this period the Company may make

offers and enter into agreements which would, or

might, require shares to be allotted or rights to

subscribe for or convert securities into shares to be

 granted after the authority ends and the Board may

allot shares or grant rights to subscribe for or

convert securities into shares under any such offer

or agreement as if the authority had not ended

PROPOSAL #S.18: Authorize the Board, that if                       ISSUER            YES             FOR                  FOR

Resolution 17 is passed, to allot equity securities

(as defined in the Companies Act 2006) for cash under

 the authority given by that resolution and/or to

sell ordinary shares held by the Company as treasury

shares for cash as if Section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: (A) to the allotment of

equity securities and sale of treasury shares for

cash in connection with an offer of, or invitation to

 apply for, equity securities: (i) to ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

holders of other equity securities, as required by

the rights of those securities or, as the Board

otherwise considers necessary, and so that the Board

may impose any limits or restrictions and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, or legal or practical

problems arising in any overseas territory, the

requirements of any regulatory body or stock exchange

 or any other matter whatsoever; and (B) in the case

of the authority granted under Resolution 17 and/or

in the case of any sale of treasury shares for cash,

to the allotment (otherwise than under paragraph (A)

above) of equity securities or sale of treasury

shares up to a nominal amount of EUR 21 million;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but, in each case, during this period the Company may

 make offers and enter into agreements which would,

or might, require equity securities to be allotted

(and treasury shares to be sold) after the power

ends, and the Board may allot equity securities (and

sell treasury shares) under any such offer or

PROPOSAL #S.19: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases (as defined in

Section 693(4) of the Companies Act 2006) of its

ordinary shares of EUR 0.07 each (Ordinary Shares),

such power to be limited: (A) to a maximum number of

624 million Ordinary Shares; (B) by the condition

that the minimum price which may be paid for an

Ordinary Share is EUR 0.07 and the maximum price

which may be paid for an Ordinary Share is the higher

 of: (i) an amount equal to 5% above the average

market value of an Ordinary Share for the five

business days immediately preceding the day on which

that Ordinary Share is contracted to be purchased;

and (ii) the higher of the price of the last

independent trade and the highest current independent

 bid on the trading venues where the purchase is

carried out, in each case, exclusive of expenses;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but in each case so that the Company may enter into a

 contract to purchase Ordinary Shares which will or

may be completed or executed wholly or partly after

the power ends and the Company may purchase Ordinary

Shares pursuant to any such contract as if the power

PROPOSAL #20.: Authorize the Directors, pursuant                ISSUER            YES             FOR                  FOR

Article 129 of the Company's Articles of Association,

 to offer ordinary shareholders (excluding any

shareholder holding shares as treasury shares) the

right to choose to receive extra ordinary shares,

credited as fully paid up, instead of some or all of

any cash dividend or dividends which may be declared

or paid at any time after the date of the passing of

this resolution and prior to or on 18 MAY 2015

PROPOSAL #21.: Authorize the Company, in accordance          ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 and in

substitution for any previous authorities given to

the Company (and its subsidiaries), (and all

companies that are subsidiaries of the Company at any

 time during the period for which this resolution has

 effect) to: (A) make political donations to

political organisations other than political parties

not exceeding GBP 200,000 in total per annum; and (B)

 incur political expenditure not exceeding GBP

200,000 in total per annum; [Authority expires at the

 earlier of beginning with the date of the passing of

 this resolution and ending on 30 JUN 2011 or at the

conclusion of the next AGM of the Company]; in this

resolution, the terms political donation, political

parties, political organisation and political

expenditure have the meanings given to them by

Sections 363 to 365 of the Companies Act 2006

PROPOSAL #S.22: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company produced to the meeting and as

specified, in substitution for, and to the exclusion

of, the existing Articles of Association

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         ABSTAIN           AGAINST

 SHAREHOLDER PROPOSAL: Approve in order to address

our concerns for the long term success of the Company

 arising from the risks associated with oil sands, we

 as shareholders of the Company direct that the Audit

 Committee or a Risk Committee of the Board

commissions and reviews a report setting out the

assumptions made by the Company in deciding to

proceed with oil sands projects regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods the findings of the report and review

should be reported to investors in the Business

Review section of the Company's Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMPO PLC, SAMPO

  TICKER:                  N/A                 CUSIP:   X75653109

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to scrutinize the            ISSUER             NO              N/A                  N/A

minutes and to supervise the counting

PROPOSAL #4: Recording the legality of the meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the financial                          ISSUER             NO              N/A                  N/A

statements, the Board of Directors' report and the

Auditor's report for 2009

PROPOSAL #7: Adoption of the accounts                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8: The Board of Directors proposes to the          ISSUER            YES             FOR                  FOR

AGM that a dividend of EUR 1.00 per share from the

parent Company's distributable assets be paid; the

dividend will be paid to those shareholders who, on

the record date for payment of dividends, Friday 16

APR 2010 are registered in the company's shareholder

register kept by Euroclear Finland Ltd.; The Board

proposes to the AGM that the dividend be paid on

Friday 23 APR 2010; For those shareholders who have

not transferred their share certificates to the book-

entry system by the record date for payment of

dividends, the dividend will be paid after the

transfer of their shares to the book-entry system

PROPOSAL #9: Resolution of the discharge of the                 ISSUER            YES             FOR                  FOR

Members of the Board of Directors and CEO from

liability

PROPOSAL #10: After hearing the major shareholders            ISSUER            YES             FOR                  FOR

the Board's Nomination and Compensation Committee

proposes to the AGM that the fees of the Members of

the Board of Directors remain unchanged and that

Members of the Board of Directors be paid the

following fees until the close of the next AGM: the

Chairman of the Board will be paid EUR 160,000, the

Vice Chairman of the Board will be paid EUR 100,000

each, and the other Members of the Board of Directors

 will be paid EUR 80,000 each; Approximately 50% of

each Board Member's annual fees, after deduction of

taxes and similar payments, will be paid in Sampo Plc

 A shares and the rest in cash

PROPOSAL #11: After hearing the major shareholders,          ISSUER            YES             FOR                  FOR

the Nomination and Compensation Committee proposes to

 the AGM that eight Members be elected to the Board

of Directors

PROPOSAL #12: After hearing the major shareholders,          ISSUER            YES             FOR                  FOR

the Nomination and Compensation Committee proposes to

 the AGM that the current Members of the Board, Tom

Berglund, Anne Brunila, Eira Palin-Lehtinen, Jukka

Pekkarinen, Christoffer Texell, Veli-Matti Mattila,

Matti Vuoria and Bjorn Wahlroos, be re-elected for a

term continuing until the close of the next AGM; the

Nomination and Compensation Committee proposes that

the Board elect Bjorn Wahlroos from among their

number as the Chairman of the Board; it is proposed

that Veli-Matti Mattila, Eira Palin-Lehtinen,

Christoffer Taxell, Matti Vuoria and Bjorn Wahlroos

be elected to the Nomination and Compensation

Committee and Tom Berglund, Jukka Pekkarinen and

Christoffer Taxell be elected to the Audit Committee;

 the CV's of the persons proposed as Board members

and the evaluation of their independence pursuant to

the finish corporate governance code are available at

 the address www.sampo.com/board

PROPOSAL #13: The Board's Audit Committee proposes to        ISSUER            YES             FOR                  FOR

 the AGM that compensation to be paid to the

Company's Auditor on the basis of reasonable

invoicing;, the Audit Committee states that its

proposal is based on the fact that the accounting

firm Ernst & Young was the Sampo Group's Auditor in

2009; the fees paid to the Auditor for services

rendered and invoiced in 2009 totalled EUR 2,141,427;

 in addition the accounting firm was paid a total of

EUR 223,583 in fees for non-audit services rendered

PROPOSAL #14: The Board's Audit Committee proposes            ISSUER            YES             FOR                  FOR

that Ernst & Young Oy be elected as the Company's

Auditor until the close of the next AGM, Ernst &

Young Oy has nominated Heikki Ilkka, APA as the

principally responsible Auditor, if the AGM chooses

Ernst & Young Oy to continue as the Company's Auditor

PROPOSAL #15: The Board of Directors proposes that            ISSUER            YES             FOR                  FOR

the AGM authorize the Board to decide on repurchasing

 Sampo A shares using funds available for profit

distribution; Sampo A shares can be repurchased in

one or more lots up to a total of 50,000,000 shares;

Sampo shares can be repurchased in other proportion

than the shareholders proportional shareholdings

private repurchase ; the share price will be no

higher than the highest price paid for Sampo shares

in public trading at the time of the purchase;

however, in implementing the repurchase of Sampo

shares, normal derivatives, stock lending or other

contracts may also be entered into within the legal

and regulatory limits, at the price determined by the

 market; the holder of all Sampo B shares has given

consent to the repurchase of A shares; it is proposed

 that the authorization will be valid until the close

 of the next AGM provided that this is not more than

18 months from the AGM'S decision

PROPOSAL #16: The Board of Directors proposes to the         ISSUER            YES             FOR                  FOR

AGM that the AGM resolve to amend Section 12 of the

Articles of Association as a result of the amendments

 to Section 19 of the Finnish Limited Liability

Companies Act  624/2006  that entered into force on

03 AUG 2009 and 31 DEC 2009; it is proposed that

Section 12 of the Articles of Association be amended

to make it correspond with the current wording and

provisions of the Limited Liability Companies Act,

Section 12 of the Articles of Association will be

amended as follows: Section 12 the AGM must be held

before the end of JUN on a date set by the Board of

PROPOSAL #17: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG ELECTRS LTD

  TICKER:                  N/A                 CUSIP:   Y74718100

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Election of Lee, Inho as an outside            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Election of Lee, Inho as an Audit                ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #3: Approve the remuneration for Director             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANDVIK AB, SANDVIKEN

  TICKER:                  N/A                 CUSIP:   W74857165

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the Meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Attorney Sven Unger as a              ISSUER            YES             FOR                  FOR

Chairman of the Meeting

PROPOSAL #3: Approve the preparation and approval of         ISSUER            YES             FOR                  FOR

the voting list

PROPOSAL #4: Election of one or two persons to                   ISSUER            YES             FOR                  FOR

countersign the minutes

PROPOSAL #5: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the examination of whether the          ISSUER            YES             FOR                  FOR

meeting has been duly convened

PROPOSAL #7: Presentation of the annual report, the          ISSUER             NO              N/A                  N/A

Auditor's report and the group accounts and the

Auditors report for the group

PROPOSAL #8: Approve the speech by the President                ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the resolution in respect of              ISSUER            YES             FOR                  FOR

adoption of the profit and loss account, the balance

sheet, the consolidated profit and loss account and

the consolidated balance sheet

PROPOSAL #10: Approve the resolution in respect of            ISSUER            YES             FOR                  FOR

discharge from liability of the Board Members and the

 President for the period to which the accounts relate

PROPOSAL #11: Approve a dividend of SEK 1 per share;         ISSUER            YES             FOR                  FOR

07 MAY 2010 is as the record day; if the meeting

approves this proposal, it is estimated that the

dividend payments will be distributed by Euroclear

Sweden AB on 12 MAY 2010

PROPOSAL #12: Approve the determination of eight                ISSUER            YES             FOR                  FOR

Board Members and no Deputy Members

PROPOSAL #13: Approve the determination of fees to            ISSUER            YES             FOR                  FOR

the Board of Directors and the Auditor as specified

PROPOSAL #14: Election of Lars Westerberg as a new            ISSUER            YES             FOR                  FOR

Board Member and re-election of Board

PROPOSAL #15: Approve that the Company is to have a          ISSUER            YES             FOR                  FOR

Nomination Committee comprised of one representative

from each of the four largest shareholders in terms

of votes and the Chairman of the Board of Directors

convener ; the Nomination Committee has, in addition,

 the possibility to call in one co-opted Member to

the Nomination Committee from the Board Members if

required; at the formation of the Nomination

Committee, the shareholding in the Company, based on

information from Euroclear Sweden AB on the last

banking day of August 2010, is to determine the

largest shareholders in terms of votes; the

composition of the Nomination Committee is to be

announced as soon as it is appointed; the Chairman of

 the Nomination Committee is CONTD.

PROPOSAL #16: Approve the guidelines for remuneration        ISSUER            YES         AGAINST           AGAINST

 to Executive Management formulated to ensure that

the Sandvik Group from a global perspective can offer

 market level and competitive remuneration that

attracts and retains qualified employees in Sandvik's

 Group Executive Management as specified

PROPOSAL #17: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANOFI-AVENTIS, PARIS

  TICKER:                  N/A                 CUSIP:   F5548N101

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the company's accounts for FY            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #2: Approve the consolidated accounts for FY        ISSUER            YES             FOR                  FOR

 2009

PROPOSAL #3: Approve the allocation of the result,            ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #4: Approve the special report by the                   ISSUER            YES         AGAINST           AGAINST

Statutory Auditors on accounts prepared in accordance

 with Article L.225-40 of the Code de Commerce

PROPOSAL #5: Ratify the co-opting Mr. Serge Weinberg         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #6: Approve the non-renewal of a Director's         ISSUER            YES             FOR                  FOR

appointment/Nomination Mr. Jean-Marc Bruel/ Mrs.

Catherine Brechignac as a Director

PROPOSAL #7: Approve the renewal of Director's                   ISSUER            YES             FOR                  FOR

appointment Mr. Robert Castaigne

PROPOSAL #8: Approve the renewal of a Director's                ISSUER            YES             FOR                  FOR

appointment of Lord Douro

PROPOSAL #9: Approve the renewal of a Director's                ISSUER            YES             FOR                  FOR

appointment of Mr. Christian Mulliez

PROPOSAL #10: Approve the renewal of a Director's              ISSUER            YES             FOR                  FOR

appointment of Mr. Christopher Viehbacher

PROPOSAL #11: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

trade in the Company's shares

PROPOSAL #E.12: Amend the Article 11 of the Articles         ISSUER            YES             FOR                  FOR

of Association

PROPOSAL #E.13: Grant powers to accomplish the                   ISSUER            YES             FOR                  FOR

necessary formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAP AG, WALLDORF/BADEN

  TICKER:                  N/A                 CUSIP:   D66992104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements, the Group annual report, and the reports

 pursuant to Sections 289(4), 289(5) and 315(4) of

the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 4,304,693,525.47 as

follows: Payment of a dividend of EUR 0.50 per no-par

 share EUR 3,709,817,665.47 shall be carried forward

Ex-dividend and payable date: 09 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the new compensation system        ISSUER            YES             FOR                  FOR

 for the Board of Managing Directors, to be found on

the Company's web site

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: KPMG AG, Berlin

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association: a) Section 4(1), in respect of the

Company's share capital being EUR 1,226,039,608 and

divided into 1,226,039,608 no-par shares, b) Section

4(6)1, in respect of the share capital being

increased by up to EUR 35,456,908 through the issue

of up to 35,456,908 bearer no-par shares (contingent

capital IIIa), c) Section 4(10)1, in respect of the

share capital being in creased by up to EUR

72,119,440 through the issue of up to 72,119,440

bearer no-par shares (contingent capital VI)

PROPOSAL #8.A: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 17 (3) of the Articles of Incorporation

PROPOSAL #8.B: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 18 (2) of the Articles of Incorporation

PROPOSAL #8.C: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Supplement to

Section 18 of the Articles of Incorporation to allow

online participation

PROPOSAL #8.D: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Supplement to

Section 18 of the Articles of Incorporation to allow

postal voting

PROPOSAL #8.E: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 19 (2) of the Articles of Incorporation

PROPOSAL #8.F: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 20 (4) of the Articles of Incorporation

PROPOSAL #9.A: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Deletion of paragraphs (5) and (7) of

Section 4 of the current version of the Articles of

Incorporation (Authorized Capital I and II)

PROPOSAL #9.B: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Cancellation of the existing Authorized

Capital Ia and the creation of new Authorized Capital

 I and on the corresponding amendment to Section 4 of

 the Articles of Incorporation

PROPOSAL #9.C: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Cancellation of the existing Authorized

Capital IIa and on the creation of new Authorized

Capital II and on the corresponding amendment to

Section 4 of the Articles of Incorporation

PROPOSAL #10.: Resolution on the creation of an                 ISSUER            YES             FOR                  FOR

authorized capital III and the corresponding

amendment to the Articles of Association, the Board

of Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 30,000,000 through the

issue of new bearer no-par shares to employees of the

 Company and its affiliates against contributions in

cash and/or kind, on or before 07 JUN 2015,

shareholders subscription rights shall be excluded

PROPOSAL #11.: Authorization to acquire own shares,          ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to EUR 120,000,000, at a price neither more

than 10% above, nor more than 20% below, the market

price of the shares, on or before 30 JUN 2013, the

Board of Managing Directors shall be authorized to

sell the shares on the stock exchange and to offer

them to the shareholders for subscription, to dispose

 of the shares in another manner if they are sold at

a price not materially below their market price, to

offer the shares to third parties for acquisition

purposes, to retire the shares, to use the shares

within the scope of the Company's stock option and

incentive plans, or for satisfying conversion and

option rights, and to offer the shares to employees

of the Company and its affiliates

PROPOSAL #12.: Resolution on the remuneration for the        ISSUER            YES             FOR                  FOR

 Supervisory and the corresponding amendment to the

Articles of Association as of the 2010 FY, the

chairman of the Supervisory Board shall receive a

fixed annual remuneration of EUR 100,000, the deputy

chairman EUR 70,000, and every other Board member EUR

 50,000, members of the Audit Committee shall

receive, in addition, a fixed annual remuneration of

EUR 15,000 (the chairman EUR 25,000) and members of

another committee EUR 10,000 (the committee chairmen

EUR 20,000), furthermore, the chairman of the

Supervisory Board shall receive a variable

remuneration of EUR 10,000, the deputy chairman EUR

8,000 and the every other Board member EUR 6,000 for

every EUR 0.01 of the dividend per share in excess of

 EUR 0.40, however, the total annual remuneration may

 not exceed EUR 250,000 for the chairman of the

Supervisory Board, EUR 200,000 for the deputy

chairman, and EUR 150,000 for every other Supervisory

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHARP CORPORATION

  TICKER:                  N/A                 CUSIP:   J71434112

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Continuation of Plan Regarding Large-           ISSUER            YES         AGAINST           AGAINST

Scale Purchases of Sharp Corporation Shares (Takeover

 Defense Plan)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIMAO PROPERTY HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   G81043104

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited                          ISSUER            YES             FOR                  FOR

consolidated financial statements together with the

reports of the Directors and the Auditor of the

Company for the YE 31 DEC 2009

PROPOSAL #2: Declare the final dividend for the YE 31        ISSUER            YES             FOR                  FOR

 DEC 2009

PROPOSAL #3.I: Re-elect Mr. Liu Sai Fei as an                     ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #3.II: Re-elect Mr. Hui Wing Mau as an                 ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #3.III: Re-elect Mr. Ip Wai Shing, Andy as          ISSUER            YES             FOR                  FOR

an Executive Director of the Company

PROPOSAL #3.IV: Re-elect Mr. Lu Hong Bing as an                 ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.V: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of Directors

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditor of the Company and authorize the Board of

Directors of the Company to fix their remuneration

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to issue shares in the Company

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to repurchase shares in the Company

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors of the Company to issue

shares by adding the number of shares repurchased

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIN-ETSU CHEMICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J72810120

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Allow Board to Authorize Use of                       ISSUER            YES             FOR                  FOR

Compensation-based Stock Option Plan for Executives

PROPOSAL #5: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIEMENS A G

  TICKER:                  N/A                 CUSIP:   D69671218

  MEETING DATE:      1/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the report of the                 ISSUER             NO              N/A                  N/A

Supervisory Board, the Corporate Governance report,

the compensation report as well as the compliance

report for the 2008/2009 FY

PROPOSAL #2.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the Group financial statements, the Group annual

 report, and the reports pursuant to Sections 289[4]

and 315[4] of the German Commercial Code

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distribution profit of EUR 1,462,725,473.60 as

follows: payment of a dividend of EUR 1.60 per no-par

 share; EUR 75,124,747.20 shall be carried forward;

ex-dividend and payable date: 27 JAN 2010

PROPOSAL #4.A: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Peter Loescher

PROPOSAL #4.B: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Wolfgang Dehen

PROPOSAL #4.C: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Heinrich Hiesinger

PROPOSAL #4.D: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Joe Kaeser

PROPOSAL #4.E: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Barbara Kux [seit 17.11.2008]

PROPOSAL #4.F: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Jim Reid-Anderson [bis

30.11.2008]

PROPOSAL #4.G: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Hermann Requardt

PROPOSAL #4.H: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Siegfried Russwurm

PROPOSAL #4.I: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Peter Y. Solmssen

PROPOSAL #5.A: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Gerhard Cromme

PROPOSAL #5.B: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Berthold Huber

PROPOSAL #5.C: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Ralf Heckmann [bis 27.1.2009]

PROPOSAL #5.D: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Josef Ackermann

PROPOSAL #5.E: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Lothar Adler

PROPOSAL #5.F: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Jean-Louis Beffa

PROPOSAL #5.G: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Gerd von Brandenstein

PROPOSAL #5.H: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Michael Diekmann

PROPOSAL #5.I: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hans Michael Gaul

PROPOSAL #5.J: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Peter Gruss

PROPOSAL #5.K: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Bettina Haller

PROPOSAL #5.L: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hans-Juergen Hartung [seit

27.1.2009]

PROPOSAL #5.M: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Heinz Hawreliuk [bis 31.3.2009]

PROPOSAL #5.N: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Harald Kern

PROPOSAL #5.O: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Nicola Leibinger-Kammueller

PROPOSAL #5.P: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Werner Moenius

PROPOSAL #5.R: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hakan Samuelsson

PROPOSAL #5.S: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Dieter Scheitor

PROPOSAL #5.T: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Rainer Sieg

PROPOSAL #5.U: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Birgit Steinborn

PROPOSAL #5.V: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Lord Iain Vallance of Tummel

PROPOSAL #5.W: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Sibylle Wankel [seit 1. 4. 2009]

PROPOSAL #6.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Members of the Board of Managing Directors

PROPOSAL #7.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: Ernst & Young A G, Stuttgart

PROPOSAL #8.: Authorization to acquire own shares:            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices neither

 more than 10% above, nor more than 20% below, the

market price of the shares, from 01 MAR 2010 to 25

JUL 2011, the Board of Managing Directors shall be

authorized to retire the shares, to use the shares

within the scope of the Company's Stock Option Plans,

 to issue the shares to Employees and Executives of

the Company and its affiliates, to use the shares for

 mergers and acquisitions, to sell the shares at a

price not materially below their market price, and to

 use the shares for satisfying conversion or option

PROPOSAL #9.: Authorization to use derivatives for            ISSUER            YES             FOR                  FOR

the acquisition of own shares supplementary to item

8, the Company shall be authorized to use call and

put options for the purpose of acquiring own shares

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible or warrant bonds, the creation of

new contingent capital, and the corresponding

amendments to the Articles of Association: the Board

of Managing Directors shall be authorized to issue

bonds of up to EUR 15,000,000,000, conferring

convertible or option rights for shares of the

Company, on or before 25 JAN 2015, shareholders shall

 be granted subscription rights, except for the issue

 of bonds conferring convertible and/or option rights

 for shares of the Company of up to 10% of the share

capital at a price not materially below their

theoretical market value, for residual amounts, for

the granting of subscription rights to holders of

previously issued convertible or option rights, and

for the issue of bonds against payment in kind,

especially in connection with mergers and

acquisitions, the Company's share capital shall be

increased accordingly by up to EUR 600,000,000

through the issue of up to 200,000,000 new registered

 no-par shares, insofar as convertible or option

rights are exercised, the authorization given by the

shareholders' meeting of 27 JAN 2009, to issue

convertible or warrant bonds and the corresponding

authorization to create a contingent capital 2009

shall be revoked

PROPOSAL #11.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association: a] Section 18[3], in respect of

shareholders whose combined shares amount to at least

 one twentieth of the share capital being entitled to

 request in writing the convening of a shareholders'

meeting stating the purpose and the reasons for the

meeting; b] Section 19[5], in respect of the Board of

 Managing Directors being authorized to allow

shareholders to participate in a shareholders'

meeting by way of electronic means of communication;

c] Section 19[6], in respect of the Board of Managing

 Directors being authorized to provide for the

shareholders to exercise their right to vote, without

 participating at the meeting, in writing or by way

of electronic means of communication; d] Section

21[6] - deletion Section 19[7], in respect of the

chairman of the shareholders' meeting being

authorized to permit the audiovisual transmission of

the shareholders' meeting; e] Section 19[3]3, in

respect of the Company also being authorized to

announce shorter periods measured in days in the

notice of shareholders' meeting; f] Section 20, in

respect of proxy-voting instructions being

issued/withdrawn in writing; g] Section 21, in

respect of the chairman of the shareholders' meeting

determining the order of agenda items and the

sequence of voting; h] Section 24[3], in respect of

the documents being made available electronically on

the Company's website instead of physically

PROPOSAL #12.A: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Karl-Hermann Baumann in

which the latter agrees to pay a compensation of EUR

1,000,000 to the Company shall be approved

PROPOSAL #12.B: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Johannes Feldmayer in

which the latter agrees to pay a compensation of

approximately EUR 3,000,000 to the Company shall be

approved

PROPOSAL #12.C: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Klaus Kleinfeld in which

the latter agrees to pay a compensation of EUR

2,000,000 to the Company shall be approved

PROPOSAL #12.D: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Edward G. Krubasik

in which the latter agrees to pay a compensation of

EUR 500,000 to the Company shall be approved

PROPOSAL #12.E: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Rudi Lamprecht in which the

latter agrees to pay a compensation of EUR 500,000 to

 the Company shall be approved

PROPOSAL #12.F: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Heinrich V. Pierer

in which the latter agrees to pay a compensation of

EUR 5,000,000 to the Company shall be approved

PROPOSAL #12.G: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Juergen Radomski in which

 the latter agrees to pay a compensation of EUR

3,000,0 00 to the Company shall be approved

PROPOSAL #12.H: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Uriel Sharef in which the

 latter agrees to pay a compensation of EUR 4,000,000

 to the Company shall be approved

PROPOSAL #12.I: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Klaus Wucherer in

which the latter agrees to pay a compensation of EUR

500, 000 to the Company shall be approved

PROPOSAL #13.: Approval of the settlement agreement          ISSUER            YES             FOR                  FOR

with D&O insurance carriers the settlement agreement

between the Company and the D&O insurance carriers

Allianz global Corporate & Speciality AG, Zurich

Versicherung AG [Deutschland], Ace European Group

Limited, Liberty Mutual Insurance Europe Limited, and

 Swiss Re International Se, in which the insurance

carriers agree to pay up to EUR 100,000,000 to the

Company for the settlement of claims of the Company

in connection with the acts of corruption shall be

approved

PROPOSAL #14.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Adjustment of the remuneration

for the Supervisory Board and the corresponding

amendment to the Articles of Association; each member

 of the Supervisory Board shall receive a fixed

annual remuneration of EUR 50,000, the chairman of

the Supervisory Board shall receive 4 times, and

every deputy chairman, twice this amount, in

addition, every member of the audit committee and the

 chairman committee shall receive one-half of the

abovementioned amount [the committee chairmen shall

receive the full amount], furthermore, each member of

 the compliance committee and the finance and

investment committee shall receive an additional

remuneration of one-fourth of the abovementioned

amount [the committee chairmen shall receive one-half

 of the amount], the members of the Supervisory Board

 shall also receive an attendance fee of EUR 1,000

per Supervisory Board meeting or committee meeting,

the fixed annual remuneration shall be adjusted

annually on the basis of the average development of

wages and salaries within the Company, furthermore,

the Company shall take out D&O insurance policies for

 the members of the Supervisory Board, the premium

for this insurance policy shall be paid by the

Company, the policy shall provide for a deductible of

 10% of damages up to a maximum of one-and-a-half

times the fixed annual remuneration for the

Supervisory Board, the Board of Managing Directors

PROPOSAL #15.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Amendment to Section 2 of the

Articles of Association, as follows: when making

decisions, the Company shall take the interests of

all stakeholders into consideration: Shareholders,

Employees, Customers, and Suppliers, the Company

shall be fully aware of its social responsibility and

 commit itself to a sustainable corporate policy, the

 interests of shareholders and employees shall be

treated equally, the Board of Managing Directors and

the Supervisory Board recommend to reject this motion

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE TELECOMMUNICATIONS LTD

  TICKER:                  N/A                 CUSIP:   Y79985209

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 [the Companies Act], to

purchase or otherwise acquire issued ordinary shares

in the capital of the Company [Shares] not exceeding

in aggregate the Maximum Limit [as specified], at

such price or prices as may be determined by the

Directors from time to time up to the Maximum Price

[as specified] whether by way of: market purchase(s)

on the Singapore Exchange Securities Trading Limited

[SGX-ST] and/or any other stock exchange on which the

 Shares may for the time being be listed and quoted

[Other Exchange]; and/or off-market purchase(s) [if

effected otherwise than on the SGX-ST or, as the case

 may be, Other Exchange] in accordance with any equal

 access scheme(s) as may be determined or formulated

by the Directors as they consider fit, which

scheme(s) shall satisfy all the conditions prescribed

 by the Companies Act, and otherwise in accordance

with all other laws and regulations and rules of the

SGX-ST or, as the case may be, Other Exchange as may

for the time being be applicable, [the Share Purchase

 Mandate]; [Authority expires the earlier of the next

 AGM of the Company is held or the date by which the

next AGM of the Company is required by law to be

held]; authorize the Directors of the Company and/or

any of them to complete and do all such acts and

things [including executing such documents as may be

required] as they and/or he may consider expedient or

 necessary to give effect to the transactions

contemplated and/or authorized by this resolution

PROPOSAL #2.: Approve, for the purposes of Rule 10.14        ISSUER            YES             FOR                  FOR

 of the ASX Listing Rules, the participation by the

Relevant Person in the Relevant Period as specified

and the CUFS holders dated 25 JUN 2009 in the SingTel

 Performance Share Plan, on the specified terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE TELECOMMUNICATIONS LTD

  TICKER:                  N/A                 CUSIP:   Y79985209

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                     ISSUER            YES             FOR                  FOR

statements for the FYE 31 MAR 2009, the Directors'

report and the Auditors' report thereon

PROPOSAL #2.: Declare a final dividend of 6.9 cents          ISSUER            YES             FOR                  FOR

per share in respect of the FYE 31 MAR 2009

PROPOSAL #3.: Re-elect Ms. Chua Sock Koong as a                 ISSUER            YES             FOR                  FOR

Director, who retire by rotation in accordance with

Article 97 of the Company's Article of Association

PROPOSAL #4.: Re-elect Mr. Kaikhushru Shiavax                     ISSUER            YES             FOR                  FOR

Nargolwala as an Independent Member of the Audit

Committee, who retire by rotation in accordance with

Article 97 of the Company's Article of Association

PROPOSAL #5.: Re-elect Mrs. Fang Ai Lian as an                   ISSUER            YES             FOR                  FOR

Independent Member of the Audit Committee, who ceases

 to hold the office in accordance with Article 103 of

 the Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Ong Peng Tsin as a                     ISSUER            YES             FOR                  FOR

Director, who ceases to hold the office in accordance

 with Article 103 of the Company's Articles of

Association

PROPOSAL #7.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

by the Company of up to SGD 2,250,000 for the FYE 31

MAR 2010 [2009: up to SGD 2,250,000]

PROPOSAL #8.: Re-appoint the Auditors and authorize          ISSUER            YES             FOR                  FOR

the Directors to fix their remuneration

PROPOSAL #9.: Authorize the Directors to issue shares        ISSUER            YES             FOR                  FOR

 in the capital of the Company [shares] whether by

way of rights, bonus or otherwise and/or 2) make or

grant offers, agreements or potions [collectively,

Instruments] that might or would require shares to be

 issued including but not limited to the creation and

 issue of [as well as adjustments to] warrants,

debentures or other instruments convertible into

shares at any time and upon such terms and conditions

 and for such purposes and to such persons as the

Directors may in their absolute discretion deem fit;

and (ii) issue shares in pursuance of any instrument

made or granted by the Directors while this

resolution was in force; provided that the agreement

number of shares to be issued pursuant to this

resolution [including shares to be issued in

pursuance of instruments made or granted pursuant to

this resolution] does not exceed 50% of the total

number of issued shares [excluding treasury shares]

in the capital of the Company [as calculated in

accordance with this resolution] of which the

aggregate number of shares to be issued other than on

 a pro rata basis to shareholders of the Company

[including shares to be issued in pursuance of

instrument made or granted pursuant to this

resolution] does not exceed 5% of the total number

issued shares in the capital of the Company; (ii)

[subject to such manner of calculation as ,may be

prescribed by the Singapore Exchange Securities

Trading Limited (SGX-ST)] to determine the aggregate

number of shares that may be issued under this

resolution the percentage of issued shares shall be

on that total number of issued shares in the capital

of the Company at the time the resolution is passed

after adjusting for: (a) new shares arising from the

conversion or exercise of any convertible securities

or share options or vesting of share awards which are

 outstanding or subsisting at the time this

resolution is passed and (b) any subsequent

consolidation or sub division of shares (iii) in

exercising the authority conferred by the resolution

the Company shall comply with the provisions of the

Listing manual of the SGX-ST and the rules of any

other stock exchange on which the shares of the

Company may for time being be listed or quoted for

the time being in force and the Articles of

Association for the time being of the Company and;

[Authority shall continue in force until the

conclusion of the next AGM of the Company or the date

PROPOSAL #10.: Authorize the Directors to allot and          ISSUER            YES             FOR                  FOR

issue from time to time such number of shares in the

capital of the Company as may be required to be

issued pursuant to exercise the options under the

Singapore Telecom Share Option Scheme 1999 [1999

scheme] provided always that the aggregate number of

shares to be issued pursuant to be 1999 Scheme shall

not exceed 5% of the total number of issued share

[excluding treasury shares] in the capital of the

Company from time to time as calculated in accordance

 the rules of the 1999 Scheme

PROPOSAL #11.: Authorize the Directors to grant                 ISSUER            YES             FOR                  FOR

awards in accordance with the provisions of the Sing

Tel Performance Share Plan [Share plan] and to allot

and issue from time to time such number of fully paid

 up shares in the capital of the Company as may be

required to be issued pursuant to the vesting of

awards under the Share Plan, provided always that the

 aggregate number of shares to be issue pursuant to

exercise of options under the 1999 Scheme and the

Share Plan shall not exceed 10% of the total number

of issued shares in the capital of the Company from

time to time; and the aggregate number of new shares

under awards to be granted pursuant to Share Plan

[Authority shall continue in force until the

conclusion of the next AGM of the Company or the date

 by which the next AGM of the Company is required by

law to be held] shall not exceed 1% of the total

number of issued shares [excluding treasury shares]

in the capital of the Company from time to time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SK TELECOM CO., LTD.

  TICKER:                  SKM                 CUSIP:   78440P108

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF FINANCIAL STATEMENTS FOR            ISSUER            YES             FOR                  FOR

THE 26TH FISCAL YEAR (FROM JANUARY 1, 2009 TO

DECEMBER 31, 2009), AS SET FORTH IN ITEM 1 OF THE

COMPANY'S AGENDA ENCLOSED HEREWITH.

PROPOSAL #02: AMENDMENT TO THE ARTICLES OF                          ISSUER            YES             FOR                  FOR

INCORPORATION AS SET FORTH IN ITEM 2 OF THE COMPANY'S

 AGENDA ENCLOSED HEREWITH.

PROPOSAL #03: APPROVAL OF CEILING AMOUNT OF THE                 ISSUER            YES             FOR                  FOR

REMUNERATION FOR DIRECTORS * PROPOSED CEILING AMOUNT

OF THE REMUNERATION FOR DIRECTORS IS KRW 12 BILLION.

PROPOSAL #4A: ELECTION OF MR. CHO, KI HAENG AS                   ISSUER            YES             FOR                  FOR

DIRECTOR.

PROPOSAL #4B: ELECTION OF MR. SHIM, DAL SUP AS                   ISSUER            YES             FOR                  FOR

INDEPENDENT NON-EXECUTIVE DIRECTOR.

PROPOSAL #4C: ELECTION OF MEMBERS OF THE AUDIT                   ISSUER            YES             FOR                  FOR

COMMITTEE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIETE GENERALE, PARIS

  TICKER:                  N/A                 CUSIP:   F43638141

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Ratify the appointment of Mr. Frederic        ISSUER            YES             FOR                  FOR

 Oudea as a Board Member

PROPOSAL #O.2: Approve to increase the attendance              ISSUER            YES             FOR                  FOR

allowances

PROPOSAL #E.3: Approve the modification of the terms         ISSUER            YES             FOR                  FOR

of the preference shares-amendment of the statutes

PROPOSAL #E.4: Powers                                                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIETE GENERALE, PARIS

  TICKER:                  N/A                 CUSIP:   F43638141

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for FY            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.2: Approve the allocation of the 2009              ISSUER            YES             FOR                  FOR

result setting of the dividend and its payment date

PROPOSAL #O.3: Approve the scrip dividend payment              ISSUER            YES             FOR                  FOR

option

PROPOSAL #O.4: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.5: Approve the continuation of the                   ISSUER            YES             FOR                  FOR

agreements regulated under Article L. 225-38 of the

Code de Commerce

PROPOSAL #O.6: Approve the continuation of the                   ISSUER            YES         AGAINST           AGAINST

retirement agreements regulated under Article L. 225-

42-1 of the Code de Commerce

PROPOSAL #O.7: Approve a retirement agreement                     ISSUER            YES             FOR                  FOR

regulated under Article L. 225-42-1 of the Code de

Commerce in favour of Mr. Jean-Francois Sammarcelli

PROPOSAL #O.8: Approve a retirement agreement                     ISSUER            YES             FOR                  FOR

regulated under Article L. 225-42-1 of the Code de

Commerce in favour of Mr. Bernardo Sanchez Incera

PROPOSAL #O.9: Approve a non-competition clause                 ISSUER            YES         AGAINST           AGAINST

agreement regulated under Article L. 225-42-1 of the

Code de Commerce relating to the departure of Mr.

Philippe Citerne

PROPOSAL #O.10: Approve a terminal grant agreement            ISSUER            YES         AGAINST           AGAINST

regulated under Article L. 225-42-1 of the Code de

Commerce should Mr. Frederic Oudea leave the Company

PROPOSAL #O.11: Approve the Continuation of the non-         ISSUER            YES         AGAINST           AGAINST

competition clause agreement regulated under Article

L. 225-42-1 of the Code de Commerce in favour of Mr.

Frederic Oudea

PROPOSAL #O.12: Approve to renewal of Mr. Robert                ISSUER            YES             FOR                  FOR

Castaigne's appointment as a Director

PROPOSAL #O.13: Approve to renewal of Mr. Gianemilio         ISSUER            YES             FOR                  FOR

Osculati's appointment as a Director

PROPOSAL #O.14: Approve the nomination of TBD as a            ISSUER            YES         ABSTAIN           AGAINST

Director [THIS RESOLUTION HAS BEEN WITHDRAWN]

PROPOSAL #O.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

trade in the Company's shares, but limited to 10% of

the authorised capital

PROPOSAL #E.16: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, with

the preferential right of subscription maintained,

(i) by issuing ordinary shares or any transferable

securities giving access to the authorised capital of

 the Company or of its subsidiaries for a maximum

face value of the share issue of 460 million euros,

i.e. 49.7% of the authorised capital, with

apportionment to this amount of those set in the 17th

 to 22nd Resolutions, (ii) and/or by incorporation,

for a maximum face value of 550 million Euros

PROPOSAL #E.17: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, with

the preferential right of subscription cancelled, by

issuing ordinary shares or any transferable

securities giving access to the authorised capital of

 the Company or of its subsidiaries for a maximum

face value of the share issue of 138 million Euros,

i.e. 14.9% of the authorised capital, with

apportionment of this amount to that set in the 16th

resolution and apportionment to this amount of those

set in the 18th and 19th Resolutions

PROPOSAL #E.18: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the number of shares to be

issued if a capital increase is oversubscribed, with

or without the preferential right of subscription,

but limited to 15% of the initial issue and the caps

stipulated by the 16th and 17th Resolutions

PROPOSAL #E.19: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, but

limited to 10% of the capital and the caps stipulated

 by the 16th and 17th resolutions, to pay for

contributions in kind of equity securities or

transferable securities giving access to the

authorised capital of other Companies, outside the

context of a bid

PROPOSAL #E.20: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to increase the authorised capital or

transfer shares reserved for members of a Corporate

or Group Personal Equity Plan, but limited to 3% of

the capital and the cap stipulated by the 16th

PROPOSAL #E.21: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to award options to subscribe to or

purchase shares, but limited to 4% of the capital and

 the cap stipulated by the 16th Resolution, the limit

 of 4% being a global cap for the 21st and 22nd

Resolutions, including a maximum of 0.2% for

Executive Directors

PROPOSAL #E.22: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to award free existing or future shares,

but limited to 4% of the capital and the cap

stipulated by the 16th resolution, the limit of 4%

being a global cap for the 21st and 22nd Resolutions,

 including a maximum of 0.2% for Executive Directors

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

cancel, but limited to 10% per period of 24 months,

its own shares held by the Company

PROPOSAL #E.24: Amend the Articles of Association              ISSUER            YES             FOR                  FOR

following redemption and cancellation of preference

shares

PROPOSAL #E.25: Powers for the required formalities           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOLVAY S A

  TICKER:                  N/A                 CUSIP:   B82095116

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Management reports on the            ISSUER             NO              N/A                  N/A

operations of the 2009 FY - External Auditor's reports

PROPOSAL #2: Approve the report on Corporate                       ISSUER             NO              N/A                  N/A

Governance including on remuneration policy

PROPOSAL #3: Consolidated accounts of the 2009 FY               ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve the annual accounts, the                     ISSUER             NO              N/A                  N/A

allocation of profits and the gross dividend

distribution for fully-paid shares at EUR 2.9333 or

EUR 2.20 (net of Belgian withholding tax). In view of

 the EUR 0.90 (net of Belgian withholding tax)

interim dividend paid on 14 JAN 2010 the balance of

the dividend to be distributed amounts to EUR 1.30

net of Belgian withholding tax), payable as of 18 MAY

PROPOSAL #5.a: Grant to discharge to the Directors            ISSUER             NO              N/A                  N/A

for the operations of the 2009 FY

PROPOSAL #5.b: Grant to discharge to the External              ISSUER             NO              N/A                  N/A

Auditor for the operations of the 2009 FY

PROPOSAL #6.a: Appointment of Mr. Yve S-Thibault De          ISSUER             NO              N/A                  N/A

Silguy as a Director to take over the mandate of Mr.

Whitso N Sadler mandate

PROPOSAL #6.b: Appoint of Mr. Yves-Thibault de Silguy        ISSUER             NO              N/A                  N/A

 as an Independent Director within the Board of

Directors; during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.c: Election of Evelyn du Monceau as non          ISSUER             NO              N/A                  N/A

independent Director to replace Mr. Karel Van Miert

PROPOSAL #6.d.1: Re-elect Mr. Denis Solvay, as a                ISSUER             NO              N/A                  N/A

Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.2: Re-elect Mr. Jean Martin Folz, as a         ISSUER             NO              N/A                  N/A

Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.3: Re-elect Mr. Jean Van Zeebroeck, as         ISSUER             NO              N/A                  N/A

a Director for a period of 4 years,their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.4: Re-elect Mr. Bernhard Scheuble, as a        ISSUER             NO              N/A                  N/A

 Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.5: Re-elect ET Mr. Anton Van Rossum, as        ISSUER             NO              N/A                  N/A

 a Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

2014

PROPOSAL #6.e.1: Approve to confirm Mr. Jean Martin          ISSUER             NO              N/A                  N/A

Folz, as an Independent Director within the Board of

Directors; during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.e.2: Approve to confirm Mr. Jean Van                ISSUER             NO              N/A                  N/A

Zeebroeck, as an Independent Director within the

Board of Directors, during its meeting of 01 MAR

2010, the Works Council of Solvay S.A. Brussels was

informed about it, according to the Article 524 of

the Code of Companies

PROPOSAL #6.e.3: Approve to confirm Mr. Bernhard                ISSUER             NO              N/A                  N/A

Scheuble, as an Independent Director within the Board

 of Directors, during its meeting of 01 MAR 2010, the

 Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.e.4: Approve to confirm ET Mr. Anton Van         ISSUER             NO              N/A                  N/A

Rossum, as an Independent Director within the Board

of Directors, during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.f.1: Appointment of Charles Casimir-                ISSUER             NO              N/A                  N/A

Lambert as an Independent Director within the Board

of Directors; during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.f.2: Appointment of Baron Herve Coppens          ISSUER             NO              N/A                  N/A

D'eeckenbrugge as an Independent Director within the

Board of Directors; during its meeting of 01 MAR

2010, the Works Council of Solvay S.A. Brussels was

informed about it, according to the Article 524 of

the Code of Companies

PROPOSAL #7.a: Appointment of the International Audit        ISSUER             NO              N/A                  N/A

 Company Deloitte represented by Mr. Eric Nys as an

External Auditor for a 3 year period; his term will

expire immediately after the AGM of MAY 2013; during

its meeting of March 01, the Works Council of Solvay

S.A. Brussels the Works Council of Solvay S.A.

Brussels was informed about it, according to the

Article 156 of the Code of Companies

PROPOSAL #7.b: Approve to set the remuneration of the        ISSUER             NO              N/A                  N/A

 External Auditor, which include statutory audits,

the consolidated financial statements and IFRS

reporting, to EUR 354,818 for 2010, EUR 351,270 for

the year 2011 and EUR 351,270 for year 2012; from FY

2011, the amounts will be increased annually for

inflation (index of consumer prices from December to

PROPOSAL #7.c: Appointment of the International Audit        ISSUER             NO              N/A                  N/A

 Company Deloitte represented by Mr. Frank Verhaegen

as a Substitute External Auditor for a 3-year period;

 his term will expire immediately after the AGM of

MAY 2013; during its meeting of March 29, the Works

Council of Solvay S.A. Brussels the Works Council of

Solvay S.A. Brussels was informed about it, according

 to the Article 156 of the Code of Companies

PROPOSAL #8: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SONY CORPORATION

  TICKER:                  N/A                 CUSIP:   J76379106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STANDARD CHARTERED PLC

  TICKER:                  N/A                 CUSIP:   G84228157

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #4.: Re-elect Mr. J.F.T. Dundas as Non-                ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #5.: Re-elect Miss V.F. Gooding CBE as Non-         ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6.: Re-elect Mr. R.H.P. Markham as Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #7.: Re-elect Mr. J.W. Peace as Chairman               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Mr. P.A. Sands as an Executive        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #9.: Re-elect Mr. P.D. Skinner as Non-                  ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #10.: Re-elect Mr. O.H.J. Stocken, as Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #11.: Election of Mr. J.S. Bindra, who was          ISSUER            YES             FOR                  FOR

appointed as an Executive Director by the Board since

 the last AGM of the Company

PROPOSAL #12.: Election of Mr. R. Delbridge, who was         ISSUER            YES             FOR                  FOR

appointed as an Non-Executive Director by the Board

since the last AGM of the Company

PROPOSAL #13.: Election of Dr. Han Seung-soo KBE, who        ISSUER            YES             FOR                  FOR

 was appointed as an Non-Executive Director by the

Board since the last AGM of the Company

PROPOSAL #14.: Election of Mr. S.J. Lowth, who was            ISSUER            YES             FOR                  FOR

appointed as an Non-Executive Director by the Board

since the last AGM of the Company

PROPOSAL #15.: Election of Mr. A.M.G. Rees, who was          ISSUER            YES             FOR                  FOR

appointed as an Executive Director by the Board since

 the last AGM of the Company

PROPOSAL #16.: Re-appoint the Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #17.: Authorize the Board to set the                     ISSUER            YES             FOR                  FOR

Auditor's fees

PROPOSAL #18.: Authorize the Company and its                       ISSUER            YES             FOR                  FOR

subsidiaries to make political donations

PROPOSAL #19.: Authorize the Board to allot shares             ISSUER            YES             FOR                  FOR

PROPOSAL #20.: Approve to extend the authority to              ISSUER            YES             FOR                  FOR

allot shares

PROPOSAL #21.: Authorize the Board to allot shares in        ISSUER            YES             FOR                  FOR

 connection with the Indian listing

PROPOSAL #S.22: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.23: Approve to disapply pre-emption                 ISSUER            YES             FOR                  FOR

rights in connection with the Indian listing

PROPOSAL #S.24: Authorize the Company to buy back its        ISSUER            YES             FOR                  FOR

 Ordinary Shares

PROPOSAL #S.25: Authorize the Company to buy back its        ISSUER            YES         AGAINST           AGAINST

 Preference Shares

PROPOSAL #S.26: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.27: Authorize the Company to call a                 ISSUER            YES             FOR                  FOR

general meeting other than an AGM on not less than 14

 clear days' notice

PROPOSAL #28.: Amend the Standard Chartered 2006                ISSUER            YES             FOR                  FOR

Restricted Share Scheme

PROPOSAL #29.: Approve the waiver in respect of the          ISSUER            YES             FOR                  FOR

reporting and annual review requirements in respect

of ongoing banking transactions with associates of

Temasek that the Company has not been able to identify

PROPOSAL #30.: Approve the waiver in respect of the          ISSUER            YES             FOR                  FOR

requirement to enter into fixed-term written

agreements with Temasek and its associates in respect

 of ongoing banking transactions

PROPOSAL #31.: Approve future ongoing banking                     ISSUER            YES             FOR                  FOR

transactions with Temasek and its associates,

including the waiver in respect of the requirement to

 set an annual cap

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUBSEA 7 INC.

  TICKER:                  N/A                 CUSIP:   G8549P108

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's financial                       ISSUER            YES             FOR                  FOR

statements for the FYE 31 DEC 2009

PROPOSAL #2: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Company's Auditors for FY 2010

PROPOSAL #3: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the remuneration of the Company's Auditors for 2009

PROPOSAL #4: Re-elect Mel Fitzgerald as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #5: Re-elect Allen L. Stevens as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #6: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the remuneration of the Company's Directors

PROPOSAL #7: Approve and ratify the actions of the            ISSUER            YES             FOR                  FOR

Board of the Directors and the Officers of the Company

PROPOSAL #8: Transact such other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUEDZUCKER AG, MANNHEIM

  TICKER:                  N/A                 CUSIP:   D82781101

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the Group

financial statements and annual report, and the

report pursuant to Sections 289(4) and 315(4) of the

German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 75,748,203.02 as follows:

 Payment of a dividend of EUR 0.40 per share EUR

6,759.82 shall be carried forward Ex-dividend and

payable date: 22 JUL 2009

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Election Mr. Georg Koch to the                       ISSUER            YES         AGAINST           AGAINST

Supervisory Board

PROPOSAL #6.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #7.: Creation of authorized capital, and the        ISSUER            YES             FOR                  FOR

 Corresponding amendment to the Articles of

Association, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

15,000,000 through the issue of new shares against

payment in cash and/or kind, on or before 30 JUN

2014, Shareholders shall be granted subscription

rights, except for the issue of shares against

payment in kind, for residual amounts, for the issue

of rights to holders of conversion or option rights,

and for the issue of new shares at a price not

materially below their market price

PROPOSAL #8.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 Company shall be authorized to acquire own shares of

 up to 10% of its share capital, at prices not

deviating more than 10% from the market price, on or

before 20 JAN 2011 the Board of Managing Directors

shall be authorized to dispose of the shares in a

manner other than the stock exchange or a rights

offering if the shares are sold at a price not

materially below their market price, to use the

shares for acquisition purposes or for the

fulfillment of conversion or option rights, and to

PROPOSAL #9.: Revision of the authorization to issue         ISSUER            YES             FOR                  FOR

profit sharing certificates or bonds, the creation of

 contingent capital, and the Corresponding amendments

 to the Articles of Association the previous

authorization to issue profit sharing certificates or

 bonds, and the related contingent capital, shall be

revoked, the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to issue profit sharing certificates or bonds

of up to EUR 400,000,000, conferring a conversion or

option right for new shares of the Company, on or

before 20 JUL 2014 Shareholders shall be granted

subscription rights, except for residual amounts, and

 insofar as the profit sharing certificates or bonds

are issued at a price not materially below their

theoretical market value, as well as for the granting

 of subscription rights to holders of previously

granted option or conversion rights the share capital

 shall be increased by up to EUR 15,000,000 through

the issue of up to 15,000,000 new bearer shares,

insofar as conversion or option rights are exercised

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO CORPORATION (SUMITOMO SHOJI KAISHA,LTD.)

  TICKER:                  N/A                 CUSIP:   J77282119

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Issuing New Share Acquisition Rights in        ISSUER            YES             FOR                  FOR

 the Form of Stock Options to the Company's Directors

PROPOSAL #6.: Issuing New Share Acquisition Rights in        ISSUER            YES             FOR                  FOR

 the Form of Stock Options for a Stock-Linked

Compensation Plan to the Company's Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO MITSUI FINANCIAL GROUP,INC.

  TICKER:                  N/A                 CUSIP:   J7771X109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES         ABSTAIN           AGAINST

Earnings

PROPOSAL #2.: Amend Articles to: Increase Capital              ISSUER            YES         ABSTAIN           AGAINST

Shares to be issued to 3,000,634,001 shs., Eliminate

Articles Related to The Type 4 Preference Shares

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES         ABSTAIN           AGAINST

Allowance for Retiring Directors

PROPOSAL #5.: Final Payment of Retirement Benefits to        ISSUER            YES         ABSTAIN           AGAINST

 Directors and Corporate Auditors in Conjunction with

 the Abolishment of the Retirement Benefits Program

for Directors and Corporate Auditors, and

Determination of the Amount of Compensation relevant

to and the Specific Conditions of Stock Acquisition

Rights as Stock Options Offered to Directors and

Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO REALTY & DEVELOPMENT CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J77841112

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                   ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Approve Renewal of Countermeasures to            ISSUER            YES         AGAINST           AGAINST

Large-Scale Acquisitions of the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUN HUNG KAI PROPERTIES LTD

  TICKER:                  N/A                 CUSIP:   Y82594121

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and

Auditors for the YE 30 JUN 2009

PROPOSAL #2.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.i.a: Re-elect Mr. Chan Kwok-wai, Patrick         ISSUER            YES         AGAINST           AGAINST

as a Director

PROPOSAL #3.i.b: Re-elect Mr. Yip Dicky Peter as a            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.i.c: Re-elect Professor Wong Yue-chim,            ISSUER            YES             FOR                  FOR

Richard as a Director

PROPOSAL #3.i.d: Re-elect Dr. Cheung Kin-tung, Marvin        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.i.e: Re-elect Dr. Li Ka-cheung, Eric as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.i.f: Re-elect Sir Po-shing Woo as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.i.g: Re-elect Mr. Kwan Cheuk-yin, William        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.i.h: Re-elect Mr. Lo Chiu-chun, Clement          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.i.i: Re-elect Mr. Kwok Ping-kwong, Thomas        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.ii: Approve to fix the Directors' fees            ISSUER            YES             FOR                  FOR

[the proposed fees to be paid to each Director, each

Vice Chairman and the Chairman for the FY ending 30

JUN 2010 are HKD 100,000, HKD 110,000 and HKD 120,000

 respectively]

PROPOSAL #4.: Re-appoint the Auditors and authorize          ISSUER            YES             FOR                  FOR

the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

[the Directors] during the relevant period to

repurchase shares of the Company and the aggregate

nominal amount of the shares which may be repurchased

 on The Stock Exchange of Hong Kong Limited or any

other stock exchange recognized for this purpose by

the Securities and Futures Commission of Hong Kong

and The Stock Exchange of Hong Kong Limited under the

 Hong Kong Code on Share Repurchases pursuant to the

approval in this resolution shall not exceed 10% of

the aggregate nominal amount of the share capital of

the Company in issue at the date of passing this

resolution; [Authority expires at the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by its Articles of

Association or by the laws of Hong Kong to be held]

PROPOSAL #6.: Authorize the Directors, subject to              ISSUER            YES         AGAINST           AGAINST

this resolution, to allot, issue and deal with

additional shares in the capital of the Company and

to make or grant offers, agreements, options and

warrants which might require during and after the end

 of the relevant period and the aggregate nominal

amount of share capital allotted or agreed

conditionally or unconditionally to be allotted

[whether pursuant to an option or otherwise] by the

Directors pursuant to the approval in this

resolution, otherwise than pursuant to, i) a rights

issue, ii) any option scheme or similar arrangement

for the time being adopted for the grant or issue to

Officers and/or Employees of the Company and/or any

of its subsidiaries of shares or rights to acquire

shares of the Company, iii) any scrip dividend or

similar arrangement providing for the allotment of

shares in lieu of the whole or part of a dividend on

shares of the Company in accordance with the Articles

 of Association of the Company, shall not exceed the

aggregate of: 10% ten per cent of the aggregate

nominal amount of the share capital of the Company in

 issue at the date of passing this resolution plus;

[if the Directors are so authorized by a separate

ordinary resolution of the shareholders of the

Company] the nominal amount of share capital of the

Company repurchased by the Company subsequent to the

passing of this resolution [up to a maximum

equivalent to 10% of the aggregate nominal amount of

the share capital of the Company in issue at the date

 of passing this resolution], and the said approval

shall be limited accordingly; [Authority expires at

the earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by its

Articles of Association or by the laws of Hong Kong

PROPOSAL #7.: Authorize the Directors to exercise the        ISSUER            YES         AGAINST           AGAINST

 powers of the Company referred to Resolution 6

convening this meeting in respect of the share

capital of the Company referred to in such resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUNCOR ENERGY INC

  TICKER:                  N/A                 CUSIP:   867224107

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Mel E. Benson as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of Brian A. Canfield as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Dominic D'Alessandro as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of John T. Ferguson as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of W. Douglas Ford as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Richard L. George as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of Paul Haseldonckx as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of John R. Huff as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of Jacques Lamarre as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Brian F. MacNeill as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Maureen McCaw as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of Michael W.O'Brien as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of James W. Simpson as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of Eira Thomas as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as an Auditor for the ensuing year and authorize

 the directors to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUNCOR ENERGY INC.

  TICKER:                  SU                   CUSIP:   867224107

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MEL E. BENSON                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN A. CANFIELD                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOMINIC D'ALESSANDRO                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN T. FERGUSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. DOUGLAS FORD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD L. GEORGE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL HASELDONCKX                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN R. HUFF                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACQUES LAMARRE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN F. MACNEILL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MAUREEN MCCAW                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL W. O'BRIEN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES W. SIMPSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EIRA THOMAS                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RE-APPOINTMENT OF                                             ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS AUDITOR OF SUNCOR

ENERGY INC. FOR THE ENSUING YEAR AND AUTHORIZE THE

DIRECTORS TO FIX THEIR REMUNERATION AS SUCH.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWEDBANK AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W9423X102

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting and in                        ISSUER             NO              N/A                  N/A

connection therewith address by the Chair

PROPOSAL #2.: Election of Counsel Axel Calissendorff         ISSUER             NO              N/A                  N/A

as the Meeting Chairman

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Appointment of 2 persons to verify the         ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6.: Resolution on whether the Meeting has          ISSUER             NO              N/A                  N/A

been properly convened

PROPOSAL #7.: Approve: a) the new issue of ordinary          ISSUER            YES             FOR                  FOR

shares with preferential rights for the shareholders,

 subject to the specified main terms; b) in order to

facilitate the new issue pursuant to point (a) of

this resolution, if and to the extent it is required

by reason of the subscription price in the new issue

is being set at a price lower than the quotient value

 of the shares [currently SEK 21], to transfer that

the requisite amount, however not more than SEK 5

billion, to the bank's share capital from other

shareholders' equity

PROPOSAL #8.: Approve: a) in order to facilitate the         ISSUER            YES         AGAINST           AGAINST

new issue pursuant to point (c) of this resolution,

to reduce the share capital of the bank, which

presently amounts to SEK 16,234,262,478, by SEK

4,638,360,708 without redemption of shares, to be

transferred to a fund to be used pursuant to a

resolution adopted by a general meeting; following

the reduction, the share capital of the bank will

amount to SEK 11,595,901,770 divided into 773,060,118

 shares, each share with a quotient value of SEK 15;

b) in order to enable the new issue pursuant to point

 (c) of this resolution, to amend the Article 3, 1st

Paragraph of the Articles of Association insofar that

 the share capital of the bank shall be not less than

 SEK 15,000,000,000 and not more than SEK

60,000,000,000 and the number of shares shall be not

less than 1,000,000,000 and not more than

4,000,000,000; c) a new issue of ordinary shares with

 preferential rights for the shareholders, subject to

 the specified main terms; d) in order to facilitate

the new issue pursuant to point (c) of this

resolution, if and to the extent it is required by

reason of the subscription price in the new issue is

being set at a price lower than the quotient value of

 the shares [following the reduction pursuant to

point (a) of this resolution], SEK 15, to transfer

the requisite amount, however not more than SEK 6

billion, to the Bank's share capital from other

PROPOSAL #9.: Approve: a) in order to enable the                ISSUER            YES         AGAINST           AGAINST

reduction of share capital pursuant to Point (b) of

this resolution, to amend Article 3, 1st Paragraph of

 the Articles of Association insofar that the share

capital of the bank shall be not less than SEK

5,000,000,000 and not more than SEK 20,000,000,000;

b) in order to facilitate the new issue pursuant to

Point (d) of this resolution, to reduce the share

capital of the bank, which presently amounts to SEK

16,234,262,478, by SEK 8,503,661,298, without

redemption of shares, to be transferred to a fund to

be used pursuant to a resolution adopted by a general

 meeting; following the reduction, the share capital

of the bank will amount to SEK 7,730,601,180, divided

 into 773,060,118 shares, each share with a quotient

value of SEK 10; c) in order to enable the new issue

pursuant to Point (d) of this resolution, to amend

the Article 3, 1st Paragraph of the Articles of

Association insofar that the share capital of the

bank shall be not less than SEK 15,000,000,000 and

not more than SEK 60,000,000,000 and the number of

shares shall be not less than 1,500,000,000 and not

more than 6,000,000,000; d) a new issue of ordinary

shares with preferential rights for the shareholders,

 subject to the specified main terms; e) in order to

facilitate the new issue pursuant to Point (d) of

this resolution, if and to the extent it is required

by reason of the subscription price in the new issue

is being set at a price lower than the quotient value

 of the shares [following the reduction pursuant to

this resolution], SEK 10, to transfer the requisite

amount, however not more than SEK 23 billion, to the

bank's share capital from other shareholders' equity

PROPOSAL #10.: Approve: a) in order to enable the              ISSUER            YES         AGAINST           AGAINST

reduction of share capital pursuant to point (b) of

this resolution, amend Article 3, 1st Paragraph of

the Articles of Association insofar that the share

capital of the bank shall be not less than SEK

1,000,000,000 and not more than SEK 4,000,000,000; b)

 in order to facilitate the new issue pursuant to

point (d) of this resolution, to reduce the share

capital of the bank, which presently amounts to SEK

16,234,262,478, by SEK 14,688,142,242, without

redemption of shares, to be transferred to a fund to

be used pursuant to a resolution adopted by a general

 meeting; following the reduction, the share capital

of the bank will amount to SEK 1,546,120,236, divided

 into 773,060,118 shares, each share with a quotient

value of SEK 2; c) in order to enable the new issue

pursuant to point (d) of this resolution, to amend

Article 3, 1st Paragraph of the Articles of

Association insofar that the share capital of the

bank shall be not less than SEK 10,000,000,000 and

not more than SEK 40,000,000,000 and the number of

shares shall be not less than 5,000,000,000 and not

more than 20,000,000,000; d) a new issue of ordinary

shares with preferential rights for the shareholders,

 subject to the specified main terms; e) in order to

facilitate the new issue pursuant to point (d) of

this resolution, if and to the extent it is required

by reason of the subscription price in the new issue

is being set at a price lower than the quotient value

 of the shares [following the reduction pursuant to

this resolution], SEK 2, to transfer the requisite

amount, however not more than SEK 15 billion, to the

PROPOSAL #11.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWEDBANK AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W9423X102

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Counsel Claes Beyer as the         ISSUER             NO              N/A                  N/A

Meeting Chair at the AGM

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of two persons to verify the          ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6.: Decision whether the Meeting has been          ISSUER             NO              N/A                  N/A

properly convened

PROPOSAL #7.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the consolidated accounts for the FY 2009;

presentation of the Auditor's reports for the Bank

and the Group for the FY 2009; and address by the CEO

PROPOSAL #8.: Adoption of the profit and loss account        ISSUER            YES             FOR                  FOR

 and balance sheet of the Bank and the consolidated

profit and loss account and consolidated balance

sheet for the FY 2009

PROPOSAL #9.: Approval of the allocation of the                 ISSUER            YES             FOR                  FOR

Bank's profit or loss in accordance with the adopted

balance sheet

PROPOSAL #10.: Decision whether to discharge the                ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the CEO from

liability; The auditor recommends discharge from

liability

PROPOSAL #11.: Determination of the number of Board          ISSUER            YES             FOR                  FOR

Members at ten

PROPOSAL #12.: The Nomination Committee proposes no          ISSUER            YES             FOR                  FOR

changes to the fees of the Board Members and the

Auditors, meaning that the following fees are

proposed, for the period until the close of the next

AGM: SEK 1,350,000 to the Chairman, SEK 675,000 to

the Deputy Chair of the Board and SEK 400,000 to each

 of the other Board Members; each Board Member who is

 also a Member of the Risk and Capital Committee

shall be paid a fee of SEK 250,000, the Board Member

who is also the Chair of the Audit and Compliance

Committee shall be paid a fee of SEK 175,000 and each

 of the other Board Members who is also a Member of

the Audit and Compliance Committee shall be paid a

fee of SEK 125;000 and that each Board member who is

also a Member of the Remuneration Committee shall be

paid a fee of SEK 100,000; and the Auditors' fees

shall be payable as invoiced

PROPOSAL #13.: Re-election of Ulrika Francke, Berith         ISSUER            YES             FOR                  FOR

Hagglund-Marcus, Anders Igel, Helle Kruse Nielsen,

Pia Rudengren, Anders Sundstrom and Karl-Henrik

Sundstrom as the Board Members and election of Goran

Hedman, Lars Idermark and Siv Svensson as the new

Board Members; and Lars Idermark as the Chair of the

Board of Directors

PROPOSAL #14.: Election of Auditor for the period              ISSUER            YES             FOR                  FOR

until the close of the AGM of 2014

PROPOSAL #15.: Decision on the Nomination Committee,         ISSUER            YES             FOR                  FOR

as specified

PROPOSAL #16.: The Board of Directors proposes that          ISSUER            YES             FOR                  FOR

the AGM resolves that the Bank, during the period

until the AGM in 2011, in its securities operations,

to continuously acquire its own shares, to facilitate

 its securities operations in accordance with the

Securities Market Act, up to a number that at any

given time results in the holding of such shares does

 not exceed 1% of the total number of shares in the

Bank; and that the price for shares acquired in this

manner shall at each time correspond to the

prevailing market price

PROPOSAL #17.: Decision on the guidelines for the              ISSUER            YES             FOR                  FOR

remuneration to top Executives, as specified

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER'S PROPOSAL: To take down the signpost

Swedbank Arena at the football arena in Solna,

Stockholm

PROPOSAL #19.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER'S PROPOSAL: To allocate SEK 2 million to

a fund/foundation with the name Create decent

Landskrona residents, with the aim to be, according

to the instructions of Tommy Jonasson, to prevent

crimes of violence and to prevent faults or

negligence in municipal exercise of authority

PROPOSAL #20.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWIRE PAC LTD

  TICKER:                  N/A                 CUSIP:   Y83310105

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Declare the final dividends                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.a: Re-elect P.A. Johansen as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.b: Re-elect J.R. Slosar as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #4: Authorize the Directors, subject to this        ISSUER            YES             FOR                  FOR

 resolution, during the relevant period of all the

powers of the Company to make on-market share

repurchases (within the meaning of the Code on Share

Repurchases); the aggregate nominal amount of any

class of the Company's shares which may be

repurchased pursuant to the approval in paragraph (a)

 above shall not exceed 10% of the aggregate nominal

amount of the shares of that class in issue at the

date of passing this Resolution; and  Authority

expires at the conclusion of the next AGM of the

Company; the expiration of the period within which

the next AGM of the Company is required by law to be

held; and the revocation or variation of the

authority given under this Resolution by ordinary

resolution of the shareholders in general meeting

and references to shares include securities which

carry a right to subscribe for or purchase shares

PROPOSAL #5: Authorize the Directors, during the                ISSUER            YES             FOR                  FOR

Relevant Period to allot, issue and deal with

additional shares and to make or grant offers,

agreements and options which will or might require

the exercise of such powers during or after the end

of the Relevant Period, the aggregate nominal amount

of shares of any class allotted or agreed

conditionally or unconditionally to be allotted

(whether pursuant to an option or otherwise) by the

Directors pursuant to the approval in this

resolution, otherwise than pursuant to (i) a Rights

Issue or (ii) any scrip dividend or similar

arrangement providing for the allotment of shares in

lieu of the whole or part of a dividend on shares,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYNGENTA AG, BASEL

  TICKER:                  N/A                 CUSIP:   H84140112

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report including              ISSUER            YES             FOR                  FOR

annual accounts, compensation report and accounts of

the Group for 2009

PROPOSAL #2.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Management

PROPOSAL #3.: Approve the appropriation of the                   ISSUER            YES             FOR                  FOR

balance profit of 2008 and dividend resolution

PROPOSAL #4.1: Approve the partial amendment of the          ISSUER            YES             FOR                  FOR

By-laws regarding the creation of the authorized

share capital

PROPOSAL #4.2: Approve the partial amendment of the          ISSUER            YES             FOR                  FOR

By-laws regarding the shares certificates and book

PROPOSAL #4.3: Approve formal adjustments in Articles        ISSUER            YES             FOR                  FOR

 9, 11 Paragraph 1, 17, 18, 24 Paragraph 1, 27 and 28

 of the Articles of Association

PROPOSAL #5.1: Re-elect Mr. Michael Mack to the Board        ISSUER            YES             FOR                  FOR

 of Directors, for a three-year term of office

PROPOSAL #5.2: Re-elect Mr. Jacques Vincent to the            ISSUER            YES             FOR                  FOR

Board of Directors, for a three-year term of office

PROPOSAL #6.: Election of Ernst and Young AG as the          ISSUER            YES             FOR                  FOR

Auditors, for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TABCORP HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Q8815D101

  MEETING DATE:      10/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and            ISSUER             NO              N/A                  N/A

the reports of the Directors and the Auditor in

respect of the YE 30 JUN 2009

PROPOSAL #2.A: Re-elect Dr. Zygmunt Switkowski as a          ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Constitution of the Company

PROPOSAL #2.B: Elect Mrs. Jane Hemstritch as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires

PROPOSAL #3.: Adopt the remuneration report [which            ISSUER            YES             FOR                  FOR

forms part of the Directors' report] in respect of

the YE 30 JUN 2009

PROPOSAL #4.: Approve to grant 326,086 Performance            ISSUER            YES             FOR                  FOR

Rights to the Managing Director and Chief Executive

Officer of the Company, Mr. Elmer Funke Kupper, under

 the Tabcorp Long Term Performance Plan, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN SEMICONDUCTOR MFG CO  LTD

  TICKER:                  N/A                 CUSIP:   Y84629107

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on the business of         ISSUER             NO              N/A                  N/A

2009

PROPOSAL #A.2: Receive the 2009 audited reports                 ISSUER             NO              N/A                  N/A

reviewed by the Supervisors

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 earnings                              ISSUER            YES             FOR                  FOR

distribution; proposed cash dividend: TWD 3 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the policies and              ISSUER            YES             FOR                  FOR

procedures for financial derivatives transactions

PROPOSAL #B.5: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN SEMICONDUCTOR MFG. CO. LTD.

  TICKER:                  TSM                 CUSIP:   874039100

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ACCEPT 2009 BUSINESS REPORT AND                ISSUER            YES             FOR                  FOR

FINANCIAL STATEMENTS

PROPOSAL #02: TO APPROVE THE PROPOSAL FOR                            ISSUER            YES             FOR                  FOR

DISTRIBUTION OF 2009 PROFITS

PROPOSAL #03: TO REVISE THE ARTICLES OF INCORPORATION        ISSUER            YES             FOR                  FOR

PROPOSAL #04: TO REVISE THE POLICIES AND PROCEDURES          ISSUER            YES             FOR                  FOR

FOR FINANCIAL DERIVATIVES TRANSACTIONS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TALISMAN ENERGY INC

  TICKER:                  N/A                 CUSIP:   87425E103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Christiane Bergevin as a          ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.2: Election of Donald J. Carty as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.3: Election of Willim R.P. Dalton as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.4: Election of Kevin S. Dunne as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.5: Election of Harold N. Kvisle as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.6: Election of John A. Manzoni as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.7: Election of Lisa A. Stewart as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.8: Election of Peter W. Tomsett as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.9: Election of John D. Watson as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.10: Election of Charles R. Williamson as         ISSUER            YES             FOR                  FOR

a Director for the ensuing year

PROPOSAL #1.11: Election of Charles M. Winograd as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2: Reappoint Ernst & Young LLP, Chartered          ISSUER            YES             FOR                  FOR

Accountants, as the Auditor of the Company for the

ensuing year

PROPOSAL #3: Amend the Company's By-law No.1 as                 ISSUER            YES             FOR                  FOR

specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATE & LYLE PLC

  TICKER:                  N/A                 CUSIP:   G86838128

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and the accounts             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Declare a final dividend on the                     ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #4.: Re-elect Iain Ferguson as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Robert Walker as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Sir Peter Gershon as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. Time Lodge as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #9.: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #10.: Approve to renew the authority to make        ISSUER            YES             FOR                  FOR

 political donations and incur political expenditure

PROPOSAL #11.: Approve to renew the Directors                     ISSUER            YES             FOR                  FOR

authority to allot shares

PROPOSAL #S.12: Approve to renew the Directors                   ISSUER            YES             FOR                  FOR

authority to disapply pre-emption rights

PROPOSAL #S.13: Approve to renew the Company's                   ISSUER            YES             FOR                  FOR

authority to purchase its own shares

PROPOSAL #S.14: Authorize the Company to hold                     ISSUER            YES             FOR                  FOR

meetings on 14 clear days notice

PROPOSAL #15.: Authorize the Company to introduce a          ISSUER            YES             FOR                  FOR

Scrip Dividend Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECK RESOURCES LIMITED

  TICKER:                  TCK                 CUSIP:   878742204

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: M.M. ASHAR                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.B. AUNE                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.H. BENNETT                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H.J. BOLTON                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F.P. CHEE                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.L. COCKWELL                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: N.B. KEEVIL                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: N.B. KEEVIL III                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T. KURIYAMA                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.R. LINDSAY                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T. MOCHIHARA                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.G. RENNIE                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.S.R. SEYFFERT                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.M. THOMPSON                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPOINT PRICEWATERHOUSECOOPERS LLP          ISSUER            YES             FOR                  FOR

AS AUDITORS AND TO AUTHORIZE THE DIRECTORS TO FIX THE

 AUDITOR'S REMUNERATION.

PROPOSAL #03: TO APPROVE THE ADOPTION OF THE 2010              ISSUER            YES             FOR                  FOR

STOCK OPTION PLAN OF THE CORPORATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOM CORPORATION OF NEW ZEALAND LTD

  TICKER:                  N/A                 CUSIP:   Q89499109

  MEETING DATE:      10/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors, KPMG

PROPOSAL #2.: Re-elect Mr. Wayne Boyd as a Director          ISSUER            YES             FOR                  FOR

of Telecom

PROPOSAL #3.: Re-elect Mr. Ron Spithill as a Director        ISSUER            YES             FOR                  FOR

 of Telecom

PROPOSAL #4.: Re-elect Dr. Sachio Semmoto as a                   ISSUER            YES             FOR                  FOR

Director of Telecom

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES         AGAINST               FOR

PROPOSAL: Elect Dr. Tim Rooke as a Director of Telecom

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOM ITALIA SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T92778108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: The documentation regarding the                   ISSUER             NO              N/A                  N/A

financial statements for the year ended 31 DEC 2009

will be made available within applicable legal time

limits.

PROPOSAL #o.2: Following the resignation tendered by         ISSUER             NO              N/A                  N/A

a Director (Stefano Cao), it is proposed that Mauro

Sentinelli be appointed Director of the Company's

Board for the remainder of the term of office of the

currently serving Board of Directors (and thus until

the approval of the accounts at 31 DEC 2010).

PROPOSAL #o.3: The issue of the report on the                     ISSUER             NO              N/A                  N/A

accounts at 31 December 2009 shall mark the expiry of

 the appointment as Auditors of Reconta Ernst & Young

 S.p.A. The Shareholders' Meeting is asked to appoint

 new independent auditors for the nine-year period

2010-2018 on the basis of the reasoned proposal put

forward by the Board of Auditors. Such internal

control body has submitted to the Board of Directors

a proposal to appoint PricewaterhouseCoopers S.p.A.

for consideration of 1,811,300 Euro (excluding VAT

and expenses) for each year of the nine-year period

2010-2018, for the auditing of the separate financial

 statement of Telecom Italia S.p.A. and the

consolidated financial statement of the Telecom

Italia Group; limited auditing of the half-yearly

condensed consolidated financial statement of the

Telecom Italia Group; the auditing of Form 20-F drawn

 up in accordance with the applicable US

requirements; the attestation on the internal

controls in accordance with Section 404 of the

PROPOSAL #o.4: The Shareholders' Meeting is asked to         ISSUER             NO              N/A                  N/A

resolve on the launch of the 2010-2014 public

shareholding plan for employees. The plan calls for a

 subscription offering reserved for employees of a

maximum of 31,000,000 ordinary shares at a discount

of 10% off the market price, up to a maximum limit of

 Euro 3,000 per employee, with an installment option.

 Subscribers who retain their shares for one year,

subject to remaining in the Company's employ, shall

receive one ordinary bonus share for every three

shares subscribed for cash.

PROPOSAL #o.5: It is proposed that the Shareholders'         ISSUER             NO              N/A                  N/A

Meeting approve the 2010-2015 long-term incentive

plan reserved for a selected portion of Telecom

Italia's executives. The plan calls for beneficiaries

 to be granted a cash bonus based on three-year

performances (2010-2012) according to predetermined

parameters, with the option to invest 50% of the

bonus accrued in newly issued ordinary shares at

market prices, up to a maximum amount of Euro 5

million. Subscribers who retain their shares for two

years, subject to remaining in the Company's employ,

shall be granted one ordinary bonus share for each

share subscribed for cash.

PROPOSAL #e.1: Amendment of Article 5 of the Bylaws -        ISSUER             NO              N/A                  N/A

 related and consequent resolutions: In connection

with the 2010-2014 public shareholding plan for

employees and the 2010-2015 long-term incentive plan

and, more generally, in order to provide the

Shareholders Meeting with an additional operational

tool, it is proposed that Article 5 of the Bylaws be

amended to allow the allocation of profits to the

employees of the Company or its subsidiaries through

bonus share grants pursuant to Article 2349 of the

Italian Civil Code. The proposed amendment shall not

give rise to the right of withdrawal.

PROPOSAL #e.2: It is proposed that the Shareholders'         ISSUER             NO              N/A                  N/A

Meeting - by amending Article 5 of the Bylaws subject

 to a single vote authorize the Board of Directors to

 increase share capital as follows: - in the service

of the 2010-2014 public shareholding plan for

employees, (i) for cash by issuing a maximum of

31,000,000 ordinary shares, pre-emption rights

excluded, to be offered for subscription to plan

beneficiaries and, subsequently, (ii) in the maximum

amount of Euro 5,683,333.15 through the allocation of

 the corresponding maximum amount of profit pursuant

to Article 2349 of the Italian Civil Code, by issuing

 the number of ordinary shares required to grant one

bonus share per every three shares subscribed for

cash; - in the service of the 2010-2015 long-term

incentive plan, (i) for cash by issuing ordinary

shares in the maximum amount of Euro 5.000,000, pre-

emption rights excluded, to be offered for

subscription to plan beneficiaries and, subsequently,

 (ii) in the maximum amount of Euro 5.000,000 through

 the allocation of the corresponding maximum amount

of profit pursuant to Article 2349 of the Italian

Civil Code, by issuing the number of  ordinary shares

 required to grant one bonus share per each share

subscribed for cash. The foregoing amendments to the

Bylaws shall not entitle shareholders who do not vote

 in favour thereof to withdraw.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOM ITALIA SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T92778124

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report on the reserve set          ISSUER             NO              N/A                  N/A

up for the expenses necessary to safeguard the common

 interests of the holders of savings shares

PROPOSAL #2.: Appointment of the common                               ISSUER             NO              N/A                  N/A

representative, related and consequent resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFON AB L.M.ERICSSON

  TICKER:                  N/A                 CUSIP:   W26049119

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Michael Treschow as a                   ISSUER            YES             FOR                  FOR

Chairman of the meeting

PROPOSAL #2: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #3: Approval of the agenda of the Meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #4: Determination whether the Meeting has            ISSUER             NO              N/A                  N/A

been properly convened

PROPOSAL #5: Election of 2 persons approving the                ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6: Presentation of the annual report, the          ISSUER             NO              N/A                  N/A

Auditors' report, the consolidated accounts, the

Auditors' report on the consolidated accounts and the

 Auditors' presentation of the audit work during 2009

PROPOSAL #7: The President's speech and questions by         ISSUER             NO              N/A                  N/A

the shareholders to the Board of Directors and the

management

PROPOSAL #8.1: Adopt the profit and loss statement            ISSUER            YES             FOR                  FOR

and the balance sheet, the consolidated profit and

loss statement and the consolidated balance sheet

PROPOSAL #8.2: Grant discharge of liability for the          ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

PROPOSAL #8.3: Approve a dividend of SEK 2.00 per              ISSUER            YES             FOR                  FOR

share and Friday, 16 APR 2010, as record date for

dividend, assuming this date will be the record day,

Euroclear Sweden AB (formerly VPC AB) is expected to

disburse dividends on Wednesday, 21 APR 2010

PROPOSAL #9.1: Approve the number of Board Members to        ISSUER            YES             FOR                  FOR

 be elected by the Meeting be 12 and no Deputy

Directors be elected

PROPOSAL #9.2: Approve the fees to the non-employed          ISSUER            YES             FOR                  FOR

Board Members and to the non-employed Members of the

Committees to the Board of Directors elected by the

Meeting remain unchanged and be paid as: SEK

3,750,000 to the Chairman of the Board of Directors;

SEK 750,000 each to the other Board Members; SEK

350,000 to the Chairman of the Audit Committee; SEK

250,000 each to other Members of the Audit Committee;

 and SEK 125,000 each to the Chairmen and other

Members of the Finance and Remuneration Committee, as

PROPOSAL #9.3: Re-elect Michael Treschow as the                 ISSUER            YES             FOR                  FOR

Chairman of the Board of Directors; and re-election

of Messrs. Roxanne S. Austin, Sir Peter L. Bonfield,

Borje Ekholm, Ulf J. Johansson, Sverker Martin-Lof,

Nancy McKinstry, Anders Nyren, Carl-Henric Svanberg

and Marcus Wallenberg and election of Hans Vestberg

and Michelangelo Volpi as the new Members of the

Board of Directors

PROPOSAL #9.4: Approve the procedure on appointment          ISSUER            YES             FOR                  FOR

of the Nomination Committee, in substance as: the

Company shall have a Nomination Committee of no less

than 5 Members, 1 Member shall be the Chairman of the

 Board of Directors as specified

PROPOSAL #9.5: Approve that no remuneration be paid          ISSUER            YES             FOR                  FOR

to the Nomination Committee Members, however, the

Company shall bear the expenses related to the work

of the Nomination Committee

PROPOSAL #9.6: Approve to pay, like previous years,          ISSUER            YES             FOR                  FOR

the Auditor fees against approved account

PROPOSAL #10: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 and other employment terms for the senior management

 for the period up to the 2011 AGM, compared to the

guidelines resolved by the 2009 AGM, these guidelines

 have been restructured and rephrased to better

demonstrate the basic principles for remuneration

within the Ericsson Group as specified

PROPOSAL #11.1: Approve the implementation of the              ISSUER            YES             FOR                  FOR

Stock Purchase Plan as specified

PROPOSAL #11.2: Approve the transfer of Treasury                ISSUER            YES             FOR                  FOR

Stock as specified

PROPOSAL #11.3: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under resolution

11.2, the financial exposure of the Stock Purchase

Plan shall be hedged by the Company entering into an

equity swap agreement with a third party, under which

 the third party shall, in its own name, acquire and

transfer shares in the Company to employees covered

by the Stock Purchase Plan

PROPOSAL #11.4: Approve the implementation of the Key        ISSUER            YES             FOR                  FOR

 Contributor Retention Plan as specified

PROPOSAL #11.5: Approve the:  a  transfer of treasury        ISSUER            YES             FOR                  FOR

 stock to employees transfer of no more than

6,500,000 shares of series B in the Company to

employees on the same terms and conditions as in

resolution 11.2 and in accordance with resolution

11.4;  b  transfer of treasury stock on an exchange

Transfer of no more than 1,300,000 shares of series B

 in the Company on an exchange on the same terms and

conditions as in resolution 11.2

PROPOSAL #11.6: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under resolution

11.5, the financial exposure of the Key Contributor

Retention Plan shall be hedged by the Company

entering into an equity swap agreement with a third

party, under which the third party shall, in its own

name, acquire and transfer shares in the Company to

employees covered by the Key Contributor Retention

PROPOSAL #11.7: Approve the implementation of the              ISSUER            YES             FOR                  FOR

Executive Performance Stock Plan as specified

PROPOSAL #11.8: Approve the of no more than 3,500,000        ISSUER            YES             FOR                  FOR

 shares of series B in the Company to employees on

the same terms and conditions as those in resolution

11.2 and in accordance with resolution 11.7; and

transfer of no more than 900,000 shares of series B

in the Company on an exchange on the same terms and

conditions as those in resolution 11.2

PROPOSAL #11.9: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under item 11.8

above, the financial exposure of the Executive

Performance Stock Plan shall be hedged by the Company

 entering into an equity swap agreement with a third

party, under which the third party shall, in its own

name, acquire and transfer shares in the Company to

employees covered by the Executive Performance Stock

Plan

PROPOSAL #12: Approve to transfer of treasury stock          ISSUER            YES             FOR                  FOR

in relation to the resolutions on the Long Term

Incentive Plan 2006 and the Long Term Variable

Compensation Programs 2007, 2008 and 2009 as specified

PROPOSAL #13: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: authorize the Board of

Directors to review how shares are to be given equal

voting rights and to present a proposal to that

effect at the next AGM of Shareholders

PROPOSAL #14: Close of the Meeting                                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFONICA SA, MADRID

  TICKER:                  N/A                 CUSIP:   879382109

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual annual accounts,         ISSUER            YES             FOR                  FOR

the consolidated financial statements [consolidate

annual accounts] and the management report of

Telefonica, S.A and of its consolidated group of

Companies, as well as of the proposed allocation of

the profit/losses of Telefonica, S.A and the

management of its Board of Directors, all with

respect in fiscal year 2009

PROPOSAL #2: Approve the Compensation of                              ISSUER            YES             FOR                  FOR

shareholders, distribution of a dividend to be

charged to unrestricted reserves

PROPOSAL #3: Authorize the acquisition of the                     ISSUER            YES             FOR                  FOR

Company's own shares, directly or through Companies

of the Group

PROPOSAL #4: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

issue debentures, bonds, notes and other fixed-income

 securities, be they simple, exchangeable and or

convertible, granting the Board in the last case, the

 power to exclude the pre-emptive rights of share

holders, as well as the power to issue preferred

shares and the power to guarantee issuances by the

Companies of the Group

PROPOSAL #5: Re-elect the Auditor for FY 2010                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the delegation of powers to                ISSUER            YES             FOR                  FOR

formalize, interpret, correct and implement the

resolutions adopted by the general shareholder'

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEPERFORMANCE, PARIS

  TICKER:                  N/A                 CUSIP:   F9120F106

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve an agreement regulated under          ISSUER            YES             FOR                  FOR

Articles L.225-86 et sequence of the Code de Commerce

 re the Company's sale of its majority holding in its

 German subsidiary, NETC, to its Luxembourg

subsidiary, LCC

PROPOSAL #O.4: Approve an agreement regulated under          ISSUER            YES             FOR                  FOR

Articles L.225-86 et sequence of the Code de Commerce

 re the remuneration of Mr. Michel Peschard

PROPOSAL #O.5: Approve the allocation of the result           ISSUER            YES             FOR                  FOR

PROPOSAL #O.6: Ratify the co-opting of 2 Members of          ISSUER            YES         AGAINST           AGAINST

the Supervisory Board - Messrs. Jacques Berrebi and

Jean Guez

PROPOSAL #O.7: Ratify the co-opting of a Member of            ISSUER            YES             FOR                  FOR

the Supervisory Board Mr. Mario Sciacca

PROPOSAL #O.8: Appointment of Mr. Stephen Winningham         ISSUER            YES             FOR                  FOR

as a new Member of the Supervisory Board

PROPOSAL #O.9: Appointment of Mr. Robert Paszczak as         ISSUER            YES             FOR                  FOR

a new Member of the Supervisory Board

PROPOSAL #O.10: Appointment of Mr. Philippe Ginestie         ISSUER            YES             FOR                  FOR

as a new Member of the Supervisory Board

PROPOSAL #O.11: Approve the Directors' attendance fees      ISSUER            YES             FOR                  FOR

PROPOSAL #O.12: Grant authority to trade in the                 ISSUER            YES             FOR                  FOR

Company's shares

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

cancel up to 10% of the authorized capital from

equity held by the Company over a period of 24 months

PROPOSAL #E.14: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorized capital, with

the preferential right of subscription for

shareholders maintained, by issuing ordinary shares

or any transferable securities giving access to the

capital of the Company or of its subsidiaries, by a

maximum face value of 40 million EUROS  ordinary

shares  and 300 million EUROS transferable securities

 representative of debts

PROPOSAL #E.15: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the number of securities to

be issued if an issue is oversubscribed at the time

of making a capital increase, with a preferential

right of subscription for the shareholders, capped at

 15% of the initial issue value

PROPOSAL #E.16: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorized capital,

capped at 10% of said capital, to pay for

contributions in kind of equity capital or

transferable securities giving access to the capital

PROPOSAL #E.17: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorized capital by

incorporation of premia, reserves, profits or other

sums whose capitalization is permitted , capped at a

maximum amount of 150 million EUROS

PROPOSAL #E.18: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to make capital increases restricted to

Members of a Corporate or Group Personal Equity Plan,

 capped at a maximum face value of 2 million EUROS

PROPOSAL #E.19: Amend the Article 13 of the Articles         ISSUER            YES             FOR                  FOR

of Association

PROPOSAL #E.20: Powers for the necessary legal                   ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELSTRA CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Q8975N105

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Chairman and CEO presentations                       ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

FYE 30 JUN 2009

PROPOSAL #3.: To discuss the Company's financial                ISSUER             NO              N/A                  N/A

statements and reports for the YE 30 JUN 2009

PROPOSAL #4.A: Re-elect Mr. Geoffrey Cousins as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.B: Elect Mr. Steve Vamos as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #4.C: Elect Mr. John Stanhope as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #4.D: Re-elect Mr. John Zeglis as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.E: Re-elect Dr. John Stocker as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.F: Elect Mr. Russell Higgins as a Director      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TESCO PLC

  TICKER:                  N/A                 CUSIP:   G87621101

  MEETING DATE:      7/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the            ISSUER            YES             FOR                  FOR

accounts for the period ended 28 FEB 2009

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. R. Brasher as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. P. Clarke as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. A. Higginson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. C. Allen as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Dr. H. Einsmann as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Ms. J. Tammenoms Bakker as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #10.: Elect Mr. P. Cescau as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Elect Mr. K. Hanna as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Mr. L. McIlwee as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Re-appoint the Auditors                                  ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Authorize the Directors to set the              ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #15.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital of the Company

PROPOSAL #16.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.17: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.18: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #19.: Grant authority the political                       ISSUER            YES             FOR                  FOR

donations by the Company and its subsidiaries

PROPOSAL #20.: Adopt the Tesco PLC Group Bonus Plan          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #21.: Amend the Tesco PLC 2004 Discretionary        ISSUER            YES             FOR                  FOR

 Share Option Plan

PROPOSAL #S.22: Grant authority the short notice                ISSUER            YES             FOR                  FOR

general meetings

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the requisitionists

resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE BANK OF YOKOHAMA,LTD.

  TICKER:                  N/A                 CUSIP:   J04242103

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SUMITOMO TRUST AND BANKING COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J77970101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE TOKYO ELECTRIC POWER COMPANY,INCORPORATED

  TICKER:                  N/A                 CUSIP:   J86914108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appropriation of Surplus                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Election of an Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Election of an Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Shareholders' Proposals : Appropriation        ISSUER            YES         AGAINST               FOR

 of Surplus

PROPOSAL #5.: Shareholders' Proposals : Partial                 ISSUER            YES         AGAINST               FOR

Amendments to the Articles of Incorporation (1)

PROPOSAL #6.: Shareholders' Proposals : Partial                 ISSUER            YES         AGAINST               FOR

Amendments to the Articles of Incorporation (2)

PROPOSAL #7.: Shareholders' Proposals : Partial                 ISSUER            YES         AGAINST               FOR

Amendments to the Articles of Incorporation (3)

PROPOSAL #8.: Shareholders' Proposals : Partial                 ISSUER            YES         AGAINST               FOR

Amendments to the Articles of Incorporation (4)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THK CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J83345108

  MEETING DATE:      6/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THOMAS COOK GROUP

  TICKER:                  N/A                 CUSIP:   G88471100

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the accounts and the reports               ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the Long Term Incentive                       ISSUER            YES             FOR                  FOR

performance conditions

PROPOSAL #4: Approve to agree the final dividend                ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Roger Burnell                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Manny Fontenla Novoa                           ISSUER            YES             FOR                  FOR

PROPOSAL #7: Elect Sam Weihagen                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Elect Peter Middleton                                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Elect Paul Hollingworth                                     ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #11: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #12: Grant authority to make political                 ISSUER            YES             FOR                  FOR

donations

PROPOSAL #13: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve to disapply pre emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Amend the Memorandum and Articles of         ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.16: Approve to amend the period of notice        ISSUER            YES             FOR                  FOR

 for general meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKYO GAS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J87000105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint an Outside Corporate Auditor             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOSHIBA CORPORATION

  TICKER:                  N/A                 CUSIP:   J89752117

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Reduction of Legal Reserve                ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding answers by

the Company to questions from shareholders

PROPOSAL #4.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding exercise of

voting rights at general meetings of shareholders

PROPOSAL #5.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding claims for

damages against the directors

PROPOSAL #6.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding disclosure of

 the sanction imposed on the officers (directors and

executive officers)

PROPOSAL #7.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding disclosure of

 the facts of improper billing and unfair receipt of

the research labor expenses for the research

commissioned by the New Energy and Industrial

Technology Development Organization (NEDO)

PROPOSAL #8.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding disclosure of

 personalized information of each director and

executive officer of the Company

PROPOSAL #9.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding individual

disclosure of information of each advisor to the

board, advisor and shayu of the Company

PROPOSAL #10.: Shareholders' Proposals: Amendments to        ISSUER            YES         AGAINST               FOR

 the Articles of Incorporation regarding disclosure

of information concerning employees who entered the

Company from a ministry or agency of government or

other public organizations

PROPOSAL #11.: Shareholders' Proposals: Amendments to        ISSUER            YES         AGAINST               FOR

 the Articles of Incorporation regarding conditions

of employment for temporary employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOTAL S A

  TICKER:                  N/A                 CUSIP:   F92124100

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the allocation of the profit,         ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Commercial Code

PROPOSAL #O.5: Approve the commitments pursuant to            ISSUER            YES         AGAINST           AGAINST

Article L. 225-42 of the Commercial Code

PROPOSAL #O.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with the Company's shares

PROPOSAL #O.7: Approve the renewal of Mr. Thierry              ISSUER            YES             FOR                  FOR

Desmarest's term as Board Member

PROPOSAL #O.8: Approve the renewal of Mr. Thierry de         ISSUER            YES         AGAINST           AGAINST

Rudder's term as Board Member

PROPOSAL #O.9: Appointment of Mr. Gunnar Brock as a          ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.10: Appointment of Mr. Claude Clement as         ISSUER            YES             FOR                  FOR

a Board Member to represent the Employees

Shareholders pursuant to Article 11 of the Statutes

PROPOSAL #O.11: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Philippe Marchandise representing the Employees who

are shareholders of the Company for a 3-year period

[In accordance with Article 11 of the bylaws, only

one of the recommended Directors in resolutions 10,

11 and 12 will be elected]

PROPOSAL #O.12: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Mohammed Zaki representing the Employees who are

shareholders of the Company for a 3-year period [In

accordance with Article 11 of the bylaws, only one of

 the recommended Directors in resolutions 10, 11 and

12 will be elected]

PROPOSAL #O.13: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Ernst and Young Audit as permanent statutory Auditor

PROPOSAL #O.14: Approve the Cabinet KPMG Audit as              ISSUER            YES             FOR                  FOR

permanent statutory Auditor

PROPOSAL #O.15: Appointment of Cabinet Auditex as the        ISSUER            YES             FOR                  FOR

 substitute statutory Auditor

PROPOSAL #O.16: Appointment of Cabinet KPMG Audit              ISSUER            YES             FOR                  FOR

I.S. as the substitute statutory Auditor

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital with preferential subscription

rights of the Shareholders, by issuing common shares

or any securities giving access to the capital by

incorporation of premiums, reserves, profits or others

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital, with

cancellation of preferential subscription rights

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital as

remuneration for the contributions in kind granted to

 the Company

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital in accordance to Article L.

3332-18 et seq. of the Code of Labor

PROPOSAL #E.21: Approve the authorization to grant            ISSUER            YES             FOR                  FOR

options to subscribe or purchase Company's shares to

some Collaborators of the group as well as to

Officers of the Company or Companies of the group

PROPOSAL #E.A: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve to add a new paragraph

to the end of Article 9 of the Articles of

Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYOTA MOTOR CORPORATION

  TICKER:                  N/A                 CUSIP:   J92676113

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Distribution of Surplus                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.22: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.23: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.24: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.25: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.26: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.27: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Elect a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Elect a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Elect a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Issuance of Stock Acquisition          ISSUER            YES             FOR                  FOR

Rights for the Purpose of Granting Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TUI TRAVEL PLC

  TICKER:                  N/A                 CUSIP:   G9127H104

  MEETING DATE:      2/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of        ISSUER            YES             FOR                  FOR

 the Directors and the Auditors for the YE 30 SEP 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 30 SEP 2009

PROPOSAL #3.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Dr. Michael Frenzel as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #5.: Re-elect Tony Campbell as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Clare Chapman as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7.: Re-elect Rainer Feuerhake as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Johan Lundgren as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Horst Baier as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-appoint KPMG Audit plc as the                 ISSUER            YES             FOR                  FOR

Auditors of the Company, until the conclusion of the

next AGM of the Company and authorize the Directors

to determine their remuneration

PROPOSAL #11.: Authorize the Directors, in accordance        ISSUER            YES             FOR                  FOR

 with Section 551 of the Companies Act 2006, to allot

 shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company (Rights): a) up to an aggregate

 nominal amount of GBP 37,267,022.30; and b) up to a

further aggregate nominal amount of GBP 37,267,022.30

 provided that: i) they are equity securities (within

 the meaning of Section 560(1) of the Companies Act

2006) and ii) they are offered by way of a rights

issue to holders of ordinary shares on the register

of members at such record date as the Directors may

determine where the equity securities respectively

attributable to the interests of the ordinary

shareholders are proportionate (as nearly as may be

practicable) to the respective numbers of ordinary

shares held or deemed to be held by them on any such

record date and to other holders of equity securities

 entitled to participate therein, subject to such

exclusions or other arrangements as the directors may

 deem necessary or expedient to deal with treasury

shares, fractional entitlements or legal or practical

 problems arising under the laws of any overseas

territory or the requirements of any regulatory body

or stock exchange or by virtue of shares being

represented by depositary receipts or any other

matter; [Authority expires the earlier of the

conclusion on the date of the next AGM of the Company

 or 09 MAY 2011]; and the Directors shall be entitled

 to allot shares and grant Rights pursuant to any

such offer or agreement as if this authority had not

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Section 570 and Section 573 of the Companies Act

2006, to allot equity securities (within the meaning

of Section 560 of that Act) for cash either pursuant

to the authority conferred by Resolution 11 above or

by way of a sale of treasury shares as if section

561(1) of that Act did not apply to any such

allotment provided that this power shall be limited

to: the allotment of equity securities in connection

with an offer of securities in favor of the holders

of ordinary shares on the register of members at such

 record date as the directors may determine and other

 persons entitled to participate therein where the

equity securities respectively attributable to the

interests of the ordinary shareholders are

proportionate (as nearly as may be practicable) to

the respective numbers of ordinary shares held or

deemed to be held by them on any such record date,

subject to such exclusions or other arrangements as

the directors may deem necessary or expedient to deal

 with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; and the allotment to any person or

persons of equity securities up to an aggregate

nominal amount of GBP 5,590,053.30; and [Authority

expires the earlier of the conclusion on the date of

the next AGM of the Company or 09 MAY 2011]; and the

Directors shall be entitled to allot equity

securities pursuant to any such offer or agreement as

 if the power conferred hereby had not expired

PROPOSAL #S.13: Authorize the Company, to make market        ISSUER            YES             FOR                  FOR

 purchases (within the meaning of Section 693(4) of

the Companies Act 2006) of ordinary shares of 10

pence each of the Company on such terms and in such

manner as the directors may from time to time

determine, provided that: the maximum number of

ordinary shares hereby authorized to be acquired is

111,801,067; the minimum price which may be paid for

any such share is 10 pence; the maximum price

(excluding expenses) which may be paid for any such

share is an amount equal to 105% of the average of

the middle market quotations for an ordinary share in

 the Company as derived from The London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which such

share is contracted to be purchased; [Authority

expire on 09 FEB 2011]; and the Company may make a

contract to purchase its ordinary shares under the

authority hereby conferred prior to the expiry of

such authority, which contract will or may be

executed wholly or partly after the expiry of such

authority, and may purchase its ordinary shares in

PROPOSAL #S.14: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TULLOW OIL PLC

  TICKER:                  N/A                 CUSIP:   G91235104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual accounts            ISSUER            YES             FOR                  FOR

and associated reports

PROPOSAL #2: Declare the final dividend of 4.0p per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #3: Receive and approve the Director's                 ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #4: Re-election of Aidan Heavey as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-election of Angus McCoss as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of David Williams as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Pat Plunkett as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appointment of Deloittee LLP as the          ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to determine

their remuneration

PROPOSAL #9: Approve to renew Director's authority to        ISSUER            YES             FOR                  FOR

 allot shares

PROPOSAL #10: Approve to dis-apply statutory pre-               ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #11: Authorize the Company to hold general          ISSUER            YES             FOR                  FOR

meeting on no less than 14 clear day's notice

PROPOSAL #12: Adopt the new Articles of Association          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #13: Approve the Tullow Oil 2010 Share                 ISSUER            YES             FOR                  FOR

Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURK HAVA YOLLARI AO, ISTANBUL

  TICKER:                  N/A                 CUSIP:   M8926R100

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and forming the presidency of            ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2: Authorize the Board of Assembly to sign         ISSUER             NO              N/A                  N/A

the minutes of meeting

PROPOSAL #3: Approve the reports of the Board                     ISSUER             NO              N/A                  N/A

Members, Auditors and the Independent Audit Firm

PROPOSAL #4: Approve the balance sheet and                          ISSUER             NO              N/A                  N/A

profit/loss reports

PROPOSAL #5: Approve to release the Board Members and        ISSUER             NO              N/A                  N/A

 the Auditors

PROPOSAL #6: Approve take a decision for dividend              ISSUER             NO              N/A                  N/A

distribution

PROPOSAL #7: Approve the amendments of Items 3, 6,            ISSUER             NO              N/A                  N/A

25, 26 and 36 of Articles of Association

PROPOSAL #8: Approve to inform shareholders about              ISSUER             NO              N/A                  N/A

given collaterals, mortgages, pawns and pledges to

third parties

PROPOSAL #9: Approve to informing shareholders about         ISSUER             NO              N/A                  N/A

donations

PROPOSAL #10: Appointment of Mr. Turhan Erol                       ISSUER             NO              N/A                  N/A

PROPOSAL #11: Election of the Board Members                         ISSUER             NO              N/A                  N/A

PROPOSAL #12: Election of the Auditors                                  ISSUER             NO              N/A                  N/A

PROPOSAL #13: Approve the determination on wages of          ISSUER             NO              N/A                  N/A

the Board Members and the Auditors

PROPOSAL #14: Wishes and closing                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKCELL ILETISIM HIZMETLERI  A S

  TICKER:                  N/A                 CUSIP:   M8903B102

  MEETING DATE:      10/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening meeting and elect Presiding              ISSUER             NO              N/A                  N/A

Council of meeting

PROPOSAL #2.: Authorize the Presiding Council to sign        ISSUER             NO              N/A                  N/A

 the minutes of the meeting

PROPOSAL #3.: Amend Article 3 of Articles of                       ISSUER             NO              N/A                  N/A

Association of the Company, titled Purpose and

Subject-Matter

PROPOSAL #4.: Approve the remuneration of the Board          ISSUER             NO              N/A                  N/A

of Directors

PROPOSAL #5.: Close Meeting                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKCELL ILETISIM HIZMETLERI  A S

  TICKER:                  N/A                 CUSIP:   M8903B102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and election of the Presidency         ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2.: Authorize the Presidency Board to sign         ISSUER             NO              N/A                  N/A

the minutes of the meeting

PROPOSAL #3.: Amend the Article 3 of the Articles of         ISSUER             NO              N/A                  N/A

Association of the Company, titled Purpose and

Subject-Matter

PROPOSAL #4.: Approve to read the annual reports of          ISSUER             NO              N/A                  N/A

the Board of Directors relating to FY 2009

PROPOSAL #5.: Approve to read the annual reports of          ISSUER             NO              N/A                  N/A

the Auditors relating to FY 2009

PROPOSAL #6.: Approve to read the summary of the                ISSUER             NO              N/A                  N/A

Independent Audit Firm's report relating to FY 2009

PROPOSAL #7.: Approve the balance sheet and                        ISSUER             NO              N/A                  N/A

profits/loss statements relating to FY 2009

PROPOSAL #8.: Approve to release the Board Members            ISSUER             NO              N/A                  N/A

from activities and operations of the Company in year

 2009

PROPOSAL #9.: Approve to release the Auditors from            ISSUER             NO              N/A                  N/A

activities and operations of the Company in year 2009

PROPOSAL #10.: Approve to submit the temporary                   ISSUER             NO              N/A                  N/A

election of the Board Members made by the Board of

Directors during the previous year in order to fill

the vacancies and approval thereof

PROPOSAL #11.: Approve to determine the Board of                ISSUER             NO              N/A                  N/A

Directors Members' remuneration for the year 2010

PROPOSAL #12.: Election of the Auditors for a period         ISSUER             NO              N/A                  N/A

of one year and approve the determination of their

remuneration

PROPOSAL #13.: Approve to discuss the decision on the        ISSUER             NO              N/A                  N/A

 Board of Directors  proposal concerning the

distribution of profit for year 2009

PROPOSAL #14.: Approve to Inform the general assembly        ISSUER             NO              N/A                  N/A

 regarding the donations made in year 2009

PROPOSAL #15.: Approve to discuss the election of the        ISSUER             NO              N/A                  N/A

 Independent Audit Firm realized by the Board of

Directors in accordance with the Article 14 of the

Regulation Concerning the Independent External Audit

in Capital Markets which is published by the Capital

Markets Board

PROPOSAL #16.: Approve the decision permitting the            ISSUER             NO              N/A                  N/A

Board Members to, directly or on behalf of others, be

 active in areas falling within or outside the scope

of the Company's and to participate in companies

operating in the same business and to perform other

acts in compliance with Articles 334 and 335 of the

Turkish Commercial Code

PROPOSAL #17.: Approve to inform the general assembly        ISSUER             NO              N/A                  N/A

 regarding the guarantees, pledges and mortgages

provided by the Company to third parties or the

derived income thereof, in accordance with the

Decision of the Capital Markets Board dated 09 SEP

2009 and numbered 28/780

PROPOSAL #18.: Wishes and hopes                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE GARANTI BANKASI A S

  TICKER:                  N/A                 CUSIP:   M4752S106

  MEETING DATE:      9/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and forming of Presidency of            ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2.: Authorize the Board Members to sign the        ISSUER             NO              N/A                  N/A

 minutes of the meeting

PROPOSAL #3.: Approve to determine the dividend                 ISSUER             NO              N/A                  N/A

distribution as per item 45 of Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE GARANTI BANKASI A S

  TICKER:                  N/A                 CUSIP:   M4752S106

  MEETING DATE:      4/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and forming the Presidency Board        ISSUER             NO              N/A                  N/A

PROPOSAL #2: Authorize the Board Members to sign the         ISSUER             NO              N/A                  N/A

minutes of meeting

PROPOSAL #3: Approve the reports of Board of                       ISSUER             NO              N/A                  N/A

Directors and the Auditors

PROPOSAL #4: Approve and ratify the balance sheet and        ISSUER             NO              N/A                  N/A

 profit and loss accounts, acceptance or rejection by

 discussion of the Board of Directors proposal

regarding the dividend distribution

PROPOSAL #5: Amend the 8th Article of the Articles of        ISSUER             NO              N/A                  N/A

 Association and temporary Article 2

PROPOSAL #6: Approve the release of the Board Members        ISSUER             NO              N/A                  N/A

 and Auditors

PROPOSAL #7: Approve the determination on wages of            ISSUER             NO              N/A                  N/A

Board Members and Auditors

PROPOSAL #8: Approve the Independent Audit Firm                  ISSUER             NO              N/A                  N/A

PROPOSAL #9: Approve to inform the shareholders about        ISSUER             NO              N/A                  N/A

 donations

PROPOSAL #10: Authorize the Members of the Board of          ISSUER             NO              N/A                  N/A

Directors to do business with the bank provisions of

the Banking Law to remain reserved in accordance with

 Articles 334 and 335 of Turkish Commercial Code

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE VAKIFLAR BANKASI TAO

  TICKER:                  N/A                 CUSIP:   M9037B109

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening the assembly, election of the            ISSUER             NO              N/A                  N/A

Chairmanship

PROPOSAL #2: Authorize the Chairmanship in order to          ISSUER             NO              N/A                  N/A

sign the minutes of the assembly

PROPOSAL #3: Receive the Board of Directors activity         ISSUER             NO              N/A                  N/A

report, Auditors report and Independent Auditing

Company's report

PROPOSAL #4: Ratify the balance sheet and profit &            ISSUER             NO              N/A                  N/A

loss statement of 2009

PROPOSAL #5: Grant discharge to the Board Members for        ISSUER             NO              N/A                  N/A

 the activities and accounts of 2009

PROPOSAL #6: Grant discharge to the Auditors for the         ISSUER             NO              N/A                  N/A

activities and accounts of 2009

PROPOSAL #7: Approve the Board of Directors proposal         ISSUER             NO              N/A                  N/A

concerning distribution of 2009's profit

PROPOSAL #8: Approve to give information to the                 ISSUER             NO              N/A                  N/A

general assembly about our bank's policies on

distribution of profit for 2010 and subsequent years

PROPOSAL #9: Approve to re-new the elections for the         ISSUER             NO              N/A                  N/A

Memberships of the Board of Directors

PROPOSAL #10: Approve to re-new the elections for the        ISSUER             NO              N/A                  N/A

 Memberships of the Board of Auditors

PROPOSAL #11: Approve to determine the remuneration          ISSUER             NO              N/A                  N/A

for the Members of the Board of Directors and Auditors

PROPOSAL #12: Ratify the election of Independent                ISSUER             NO              N/A                  N/A

External Auditing Company in accordance with the

related regulation of the capital market Board

PROPOSAL #13: Authorize the Board of Directors in              ISSUER             NO              N/A                  N/A

order to regulate and amend the employees regulation

PROPOSAL #14: Approve to give information about the          ISSUER             NO              N/A                  N/A

donations given across the year

PROPOSAL #15: Wishes and suggestions                                     ISSUER             NO              N/A                  N/A

PROPOSAL #16: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UBS AG

  TICKER:                  N/A                 CUSIP:   H89231338

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report and Group            ISSUER            YES             FOR                  FOR

and Parent bank accounts

PROPOSAL #1.2: Approve the compensation report for            ISSUER            YES         AGAINST           AGAINST

2009

PROPOSAL #2.: Approve the appropriation of results             ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Board for

the FY 2009

PROPOSAL #3.2: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Board for

the FY 2008

PROPOSAL #3.3: Grant discharge to the Members of the         ISSUER            YES         AGAINST           AGAINST

Board of Directors and the Group Executive Board for

the FY 2007

PROPOSAL #4.: Approve the adaptation of the Articles         ISSUER            YES             FOR                  FOR

of Association to new Swiss Intermediary-Held

Securities Act and amend Article 4 Paragraph 2 and

Article 6 of the Articles of Association

PROPOSAL #5.1.1: Re-elect Kaspar Villiger as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a 1 year term of office

PROPOSAL #5.1.2: Re-elect Sally Bott as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors for a 1 year term of office

PROPOSAL #5.1.3: Re-elect Michel Demare as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a 1 year term of office

PROPOSAL #5.1.4: Re-elect Rainer-Marc Frey as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 1 year term of

PROPOSAL #5.1.5: Re-elect Bruno Gehrig as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a 1 year term of office

PROPOSAL #5.1.6: Re-elect Ann F. Godbehere as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 1 year term of

PROPOSAL #5.1.7: Re-elect Axel P. Lehmann as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a 1 year term of office

PROPOSAL #5.1.8: Re-elect Helmut Panke as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a 1 year term of office

PROPOSAL #5.1.9: Re-elect William G. Parrett as a              ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 1 year term of

 office

PROPOSAL #5.110: Re-elect David Sidwell as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a 1 year term of office

PROPOSAL #5.2: Election of Wolfgang Mayrhuber as an          ISSUER            YES             FOR                  FOR

Independent Member of the Board of Directors for a 1

year term of office

PROPOSAL #5.3: Re-elect Ernst & Young Ltd., Basel,            ISSUER            YES             FOR                  FOR

for 1 year term of office as the Auditors for the

financial statements of UBS AG and the consolidated

financial statements of the UBS Group

PROPOSAL #6.: Approve the creation of conditional              ISSUER            YES             FOR                  FOR

capital in a maximum amount of CHF 38,000,000 by

means of adding Article 4a Paragraph 4 to the

Articles of Association, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNICREDIT SPA, GENOVA

  TICKER:                  N/A                 CUSIP:   T95132105

  MEETING DATE:      11/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase capital for a max          ISSUER             NO              N/A                  N/A

counter value of EUR 4,000,000,000.00, through the

issue of ordinary shares, to be offered to the

ordinary and saving shareholders, as per Article 2441

 of Italian Civil Code; any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNICREDIT SPA, GENOVA

  TICKER:                  N/A                 CUSIP:   T95132105

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial statement        ISSUER             NO              N/A                  N/A

 as at 31 DEC 2009, accompanied with the Directors

and Auditing Company's Reports; Board of Statutory

Auditors' Report. Presentation of the consolidated

financial statement.

PROPOSAL #2.: Allocation of the net profit of the              ISSUER             NO              N/A                  N/A

year;

PROPOSAL #3.1: List presented by Fondazione Cassa di         ISSUER             NO              N/A                  N/A

Risparmio di Verona, Vicenza, Belluno e Ancona:

Permanemt Auditors: 1. Mr. Cesare Bisoni, 2. Mr.

Vincenzo Nicastro, 3. Mr. Michele Rutigliano, 4. Mrs

Claudia Cattani, and 5. Mr. Alessandro Trotter;

Alternate Auditors: 1. Mr. Paolo Domenico Sfameni, 2.

 Mr. Giuseppe Verrascina

PROPOSAL #3.2: List presented by Allianz Global                 ISSUER             NO              N/A                  N/A

Investor Italia Sgr, Aletti Gestielle SGR Spa, BNP

Paribas Asset Management SGR SPA, Eurizon Capital SGR

 Spa, Eurizon Capital SA - Eurizon Easy Fund Equity

Europe, Eurizon Easy Fund Equity  Euro, Eurizon Easy

Fund Equity Italy, Eurizon Easy Fund Equity

Financial, Fideuram investimenti SGR SPA, Fideuram

Gestions SA, Interfund Sicav, ARCA SGR SPA, PGGM

Global Equity PF Fund, ANIMA SGR SPA, Mediolanum

International Funds - Challenge Funds, Mediolanum

Gestione Fondi SGR SPA, Ersel Asset management SGR

Spa, Stichting Pensioenfonds ABP, Stichting

Depositary APG Developed Markets Equity Pool,

representing more than 0.50% of Unicredit stock

capital: Permanemt Auditors: 1. Mr. Maurizio Lauri,

2. Mr. Marco ventoruzzo, 3. Mr. Mario Stella Richter,

 4. Mr. Roberto Lonzar, and 5. Mr. Giuliano Lemme;

Alternate Auditors: 1. Mr. Massimo Livatino, and 2.

PROPOSAL #4.: Determination of the remuneration for          ISSUER             NO              N/A                  N/A

the Statutory Auditors, for each year in office, in

accordance with Clause 30 of the UniCredit's Articles

 of Association.

PROPOSAL #5.: Redefinition of the compensation for            ISSUER             NO              N/A                  N/A

the Chairman of the Supervisory Body ex D.Lgs 231/01.

PROPOSAL #6.: Remuneration policy for the Group.                ISSUER             NO              N/A                  N/A

PROPOSAL #7.: UniCredit Group Employee Share                       ISSUER             NO              N/A                  N/A

Ownership Plan 2010.

PROPOSAL #8.: UniCredit Group Long Term Incentive              ISSUER             NO              N/A                  N/A

Plan 2010.

PROPOSAL #E.1: Delegation to the Board of Directors,         ISSUER             NO              N/A                  N/A

under the provisions of section 2443 of the Italian

Civil Code, of the authority to resolve, on one or

more occasions for a maximum period of one year

starting from the date of the shareholders'

resolution, to increase share capital, with the

exclusion of subscription rights, as allowed by

section 2441.8 of the Italian Civil Code, for a

maximum nominal amount of EUR 64,000,000 to service

the exercise of options to subscribe to up to

128,000,000 ordinary shares in UniCredit of par value

 EUR 0.50 each, to be reserved for the Personnel of

the Holding Company and of Group banks and companies

who hold positions of particular importance for the

purposes of achieving the Group's overall objectives;

 consequent amendments to the articles of association.

PROPOSAL #E.2: Delegation to the Board of Directors,         ISSUER             NO              N/A                  N/A

under the provisions of section 2443 of the Italian

Civil Code, of the authority to resolve, on one or

more occasions for a maximum period of 5 years

starting from the date of the shareholders'

resolution, to carry out a free capita' increase, as

allowed by section 2349 of the Italian Civil Code,

for a maximum nominal amount of EUR 29,500,000

corresponding to up to 59,000,000 ordinary shares in

UniCredit of par value EUR 0.50 each, to be granted

to the Personnel of the Holding Company and of Group

banks and companies, who hold positions of particular

 importance for the purposes of achieving the Group's

 overall objectives; consequent amendments to the

articles of association.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER NV

  TICKER:                  N/A                 CUSIP:   N8981F271

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Discussion the report and the financial        ISSUER             NO              N/A                  N/A

 statements for the period 01 JUL 2008 to 30 JUN 2009

PROPOSAL #3.: As a consequence of the periodic                   ISSUER             NO              N/A                  N/A

rotation of Office Mr. J.H. Schraven will step down

as per the date of the 1st meeting of the Board of

the Administration Office to be held in 2010,

consequently a vacancy will arise in the Board, the

Board intends to fill this vacancy by re-appointing

Mr. Schraven, in accordance with Article 5.4 of its

Articles of Association, the Board wishes to inform

the holders of depositary receipts issued by the

Administration Office of this vacancy

PROPOSAL #4.: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER PLC

  TICKER:                  N/A                 CUSIP:   G92087165

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Re-elect Mr. P.G.J.M. Polman as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Election of Mr. R.J.M.S. Huet as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-elect Professor L.O. Fresco as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6: Re-elect Ms. A.M. Fudge as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mr. C.E. Golden as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Dr. B.E. Grote as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect Ms. H. Nyasulu as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect Mr. K.J. Storm as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #11: Re-elect Mr. M. Treschow as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect Mr. J. Van der Veer as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #13: Re-elect Mr. P. Walsh as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #14: Election of the Rt Hon Sir Malcolm                ISSUER            YES             FOR                  FOR

Rifkind MP as a Director

PROPOSAL #15: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company

PROPOSAL #16: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #17: Approve to renew the authority to                 ISSUER            YES             FOR                  FOR

Directors to issue shaes

PROPOSAL #S.18: Approve to renew the authority to              ISSUER            YES             FOR                  FOR

Directors to disapply pre-emption rights

PROPOSAL #S.19: Approve to renew the authority to the        ISSUER            YES             FOR                  FOR

 Company to purchase its own shares

PROPOSAL #20: Grant authority for Political Donations        ISSUER            YES             FOR                  FOR

 and Expenditure

PROPOSAL #S.21: Approve to shorten the notice period         ISSUER            YES             FOR                  FOR

for general meetings

PROPOSAL #22: Approve the Management Co-Investment            ISSUER            YES             FOR                  FOR

Plan

PROPOSAL #S.23: Adopt new Articles of Association of         ISSUER            YES             FOR                  FOR

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED MICROELECTRONICS CORP

  TICKER:                  N/A                 CUSIP:   Y92370108

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2009 business operations        ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: To report the 2009 audited reports               ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: To report the status of acquisition or        ISSUER             NO              N/A                  N/A

 disposal of assets

PROPOSAL #A.4: To report the status of the 2009                 ISSUER             NO              N/A                  N/A

corporate bonds

PROPOSAL #A.5: To report the status of buyback                   ISSUER             NO              N/A                  N/A

treasury stock

PROPOSAL #A.6: To report the procedures of                          ISSUER             NO              N/A                  N/A

transferring buy back treasury stocks to employees

PROPOSAL #A.7: To report the revision to the employee        ISSUER             NO              N/A                  N/A

 Stock Options Plan

PROPOSAL #A.8: To report the status of acquiring                ISSUER             NO              N/A                  N/A

total share ownership of He Jian Technology (Suzhou)

Co., Ltd. through merging its holding Company

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of trading derivatives

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.5: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.7: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.8: Approve the issuance of new shares via        ISSUER            YES             FOR                  FOR

 private placement or global depositary receipt or

local convertible bonds

PROPOSAL #B.9: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE

  TICKER:                  VALEP             CUSIP:   91912E204

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #02: THE APPROVAL FOR THE PROTOCOLS AND                ISSUER            YES             FOR                  FOR

JUSTIFICATIONS OF THE CONSOLIDATIONS OF SOCIEDADE DE

MINERACAO ESTRELA DE APOLO S.A. (ESTRELA DE APOLO)

AND OF MINERACAO VALE CORUMBA S.A. (VALE CORUMBA)

INTO VALE, BOTH WHOLLY OWNED SUBSIDIARIES OF VALE,

PURSUANT TO ARTICLES 224 AND 225 OF THE BRAZILIAN

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF DOMINGUES         ISSUER            YES             FOR                  FOR

E PINHO CONTADORES, THE EXPERTS HIRED TO APPRAISE THE

 VALUES OF BOTH ESTRELA DE APOLO AND VALE CORUMBA

PROPOSAL #04: TO DECIDE ON THE APPRAISAL REPORTS,              ISSUER            YES             FOR                  FOR

PREPARED BY THE EXPERT APPRAISERS

PROPOSAL #05: THE APPROVAL FOR THE CONSOLIDATION OF          ISSUER            YES             FOR                  FOR

BOTH ESTRELA DE APOLO AND VALE CORUMBA INTO VALE,

WITHOUT A CAPITAL INCREASE OR THE ISSUANCE OF NEW

VALE SHARES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALE               CUSIP:   91912E105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                 ISSUER            YES             FOR                  FOR

REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE

FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                   ISSUER            YES             FOR                  FOR

PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE

INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                ISSUER            YES             FOR                  FOR

FISCAL COUNCIL

PROPOSAL #O1D: ESTABLISHMENT OF THE REMUNERATION OF          ISSUER            YES         AGAINST           AGAINST

THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: PROPOSAL FOR A CAPITAL INCREASE,                 ISSUER            YES             FOR                  FOR

THROUGH CAPITALIZATION OF RESERVES, WITHOUT THE

ISSUANCE OF SHARES, AND THE CONSEQUENT CHANGE OF THE

HEAD OF ARTICLE 5 OF VALE'S BY-LAWS

PROPOSAL #E2B: REPLACEMENT OF MR. FRANCISCO AUGUSTO          ISSUER            YES         AGAINST           AGAINST

DA COSTA E SILVA AS A MEMBER OF THE BOARD OF

DIRECTORS, WHO PRESENTED A DISMISSAL REQUEST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALE               CUSIP:   91912E105

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPOINTMENT OF A MEMBER OF BOARD OF              ISSUER            YES             FOR                  FOR

DIRECTORS- VALEPAR S.A. NOMINEE FOR THIS POSITION IS

MR. JOSE MAURO METTRAU CARNEIRO DA CUNHA. FOR MORE

DETAILS ON VALEPAR'S PROPOSAL, PLEASE REVIEW THE

DOCUMENTS RELATED TO THIS MEETING ON THE COMPANY'S

WEBPAGE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALEP             CUSIP:   91912E204

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                 ISSUER            YES             FOR                  FOR

REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE

FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                   ISSUER            YES             FOR                  FOR

PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE

INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                ISSUER            YES             FOR                  FOR

FISCAL COUNCIL

PROPOSAL #O1D: ESTABLISHMENT OF THE REMUNERATION OF          ISSUER            YES         AGAINST           AGAINST

THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: PROPOSAL FOR A CAPITAL INCREASE,                 ISSUER            YES             FOR                  FOR

THROUGH CAPITALIZATION OF RESERVES, WITHOUT THE

ISSUANCE OF SHARES, AND THE CONSEQUENT CHANGE OF THE

HEAD OF ARTICLE 5 OF VALE'S BY-LAWS

PROPOSAL #E2B: REPLACEMENT OF MR. FRANCISCO AUGUSTO          ISSUER            YES         AGAINST           AGAINST

DA COSTA E SILVA AS A MEMBER OF THE BOARD OF

DIRECTORS, WHO PRESENTED A DISMISSAL REQUEST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALEP             CUSIP:   91912E204

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPOINTMENT OF A MEMBER OF BOARD OF              ISSUER            YES             FOR                  FOR

DIRECTORS- VALEPAR S.A. NOMINEE FOR THIS POSITION IS

MR. JOSE MAURO METTRAU CARNEIRO DA CUNHA. FOR MORE

DETAILS ON VALEPAR'S PROPOSAL, PLEASE REVIEW THE

DOCUMENTS RELATED TO THIS MEETING ON THE COMPANY'S

WEBPAGE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VANGUARD MARKET LIQUIDITY FUND

  TICKER:                  N/A                 CUSIP:   N/A

  MEETING DATE:      7/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN J. BRENNAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES D. ELLIS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EMERSON U. FULLWOOD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAJIV L. GUPTA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: AMY GUTMANN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOANN HEFFERNAN HEISEN                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F. WILLIAM MCNABB III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDRE F. PEROLD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFRED M. RANKIN, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER F. VOLANAKIS                              ISSUER            YES             FOR                  FOR

PROPOSAL #2A: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING REAL ESTATE.

PROPOSAL #2B: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: ISSUING

SENIOR SECURITIES.

PROPOSAL #2C: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: BORROWING

 MONEY.

PROPOSAL #2D: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: MAKING

LOANS.

PROPOSAL #2E: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING COMMODITIES.

PROPOSAL #2F: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY OR

 GROUP OF INDUSTRIES.

PROPOSAL #2G: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

ELIMINATION OF OUTDATED FUNDAMENTAL POLICIES NOT

REQUIRED BY LAW.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIVENDI, PARIS

  TICKER:                  N/A                 CUSIP:   F97982106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual reports and accounts         ISSUER            YES             FOR                  FOR

for FY 2009

PROPOSAL #2: Approve the consolidated reports and              ISSUER            YES             FOR                  FOR

accounts for FY 2009

PROPOSAL #3: Approve the allocation of the result for        ISSUER            YES             FOR                  FOR

 FY 2009, setting of the dividend and its date for

payment

PROPOSAL #4: Approve the special report by the                   ISSUER            YES             FOR                  FOR

Statutory Auditors concerning regulated agreements

and commitments

PROPOSAL #5: Appointment of Mme Dominique Heriard              ISSUER            YES             FOR                  FOR

Dubreuil as a Member of the Supervisory

PROPOSAL #6: Appointment of Mme Aliza Jabes as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #7: Appointment of Mme Jacqueline Tammenoms         ISSUER            YES             FOR                  FOR

Baker as a Member of the Supervisory

PROPOSAL #8: Appointment of M. Daniel Camus as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #9: Authorize the Board of Directors in                ISSUER            YES             FOR                  FOR

order that the Company might buy its own shares

PROPOSAL #10: Grant the powers for accomplishment of         ISSUER            YES             FOR                  FOR

the formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VODAFONE GROUP PLC, NEWBURY BERKSHIRE

  TICKER:                  N/A                 CUSIP:   G93882135

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditors for the YE

31 MAR 2009

PROPOSAL #2.: Re-elect Sir John Bond as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect Mr. John Buchanan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Vittorio Colao as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Elect Mr. Michel Combes as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. Andy Halford as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. Alan Jebson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Mr. Samuel Jonah as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Mr. Nick Land as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-elect Ms. Anne Lauvergeon as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #11.: Re-elect Mr. Simon Murray as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Mr. Stephen Pusey as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Re-elect Mr. Luc Vandevelde as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #14.: Re-elect Mr. Anthony Watson as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #15.: Re-elect Mr. Phllip Yea as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Approve a final dividend of 5.20 per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #17.: Approve the remuneration report                    ISSUER            YES             FOR                  FOR

PROPOSAL #18.: Re-appoint Deloitte LLP as the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #19.: Authorize the Audit Committee to                 ISSUER            YES             FOR                  FOR

determine the remuneration of the Auditors

PROPOSAL #20.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares under Article 16.2 of the Company's Article of

 Association

PROPOSAL #S.21: Authorize the Directors to dis-apply         ISSUER            YES             FOR                  FOR

pre-emption rights under Article 16.3 of the

Company's Article of Association

PROPOSAL #S.22: Authorize the Company's purchase of          ISSUER            YES             FOR                  FOR

its own shares [Section 166, Companies Act 1985]

PROPOSAL #S.23: Approve new Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #S.24: Grant authority to call the general          ISSUER            YES             FOR                  FOR

meeting other than an AGM on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEICHAI POWER CO LTD

  TICKER:                  N/A                 CUSIP:   Y9531A109

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the supplemental agreement                ISSUER            YES             FOR                  FOR

dated 09 NOV 2009 referred to in the Section headed

'II. Continuing connected transactions, TAGC

Continuing Connected Transactions, Continuing

connected transactions between SFGC and Fast

Transmission, (a) Sale of parts and components of

transmissions and related products by SFGC to Fast

Transmission' in the 'Letter from the Board'

contained in the circular [the Circular] of the

Company of which this notice forms part and the

PROPOSAL #2.: Approve the supplemental agreement                ISSUER            YES             FOR                  FOR

dated 09 NOV 2009 referred to in the Section headed

'II. Continuing connected transactions, TAGC

Continuing Connected Transactions, Continuing

connected transactions between SFGC and Fast

Transmission, (b) Purchase of parts and components of

 transmissions and related products by SFGC from Fast

 Transmission' in the 'Letter from the Board'

contained in the circular [the Circular] of the

Company of which this notice forms part and the

PROPOSAL #3.: Approve the annual cap of RMB                        ISSUER            YES             FOR                  FOR

4,115,810,000 for the PRC Continuing Connected

Transaction [as specified] for the year ending 31 DEC

 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEICHAI POWER CO LTD

  TICKER:                  N/A                 CUSIP:   Y9531A109

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report of the Company        ISSUER            YES             FOR                  FOR

 for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #4: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company and the Auditors' report for the YE

31 DEC 2009

PROPOSAL #5: Approve the final financial report of            ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009

PROPOSAL #6: Approve the distribution of profit to            ISSUER            YES             FOR                  FOR

the shareholders of the Company for the YE 31 DEC 2009

PROPOSAL #7: Approve the re-appointment of Shandong          ISSUER            YES             FOR                  FOR

Zheng Yuan Hexin Accountants Limited as the PRC

Auditors of the Company and authorize the Directors

to determine their remuneration and, for the purpose

of this resolution, PRC means the People's Republic

of China, but excluding Hong Kong, Macau and Taiwan

PROPOSAL #8: Approve the re-appointment of Messrs.            ISSUER            YES             FOR                  FOR

Ernst & Young as the non-PRC Auditors of the Company

and authorize the Directors to determine their

remuneration and, for the purpose of this resolution,

 PRC means the People's Republic of China, but

excluding Hong Kong, Macau and Taiwan

PROPOSAL #9: Approve the granting of a mandate to the        ISSUER            YES             FOR                  FOR

 Board of Directors for payment of interim dividend

if any  to the shareholders of the Company for the

year ending 31 DEC 2010

PROPOSAL #10: Approve the connected transaction                 ISSUER            YES             FOR                  FOR

between the Company and Beiqi Futian Motor Company

Limited

PROPOSAL #11: Approve the connected transaction                 ISSUER            YES             FOR                  FOR

between the Company and Shantui Engineering Machinery

 Co. Ltd

PROPOSAL #12: Approve the Share Award Restriction              ISSUER            YES         AGAINST           AGAINST

Rules of the Company

PROPOSAL #S.13: Approve the granting of a general              ISSUER            YES             FOR                  FOR

mandate to the Board of Directors to issue, amongst

other things, new shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WESTPAC BANKING CORP, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q97417101

  MEETING DATE:      12/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To consider and receive the financial          ISSUER             NO              N/A                  N/A

report, Directors Report and the Auditors Report for

the YE 30 SEP 2009

PROPOSAL #2.: Adopt the Remuneration Report for the          ISSUER            YES             FOR                  FOR

YE 30 SEP 2009

PROPOSAL #3a.: Re-elect Mr. Edward [Ted] Alfred Evans        ISSUER            YES             FOR                  FOR

 as a Director of Westpac

PROPOSAL #3b.: Re-elect Mr. Gordon Mckellar Cairns as        ISSUER            YES             FOR                  FOR

 a Director of Westpac

PROPOSAL #3c.: Re-elect Mr. Peter David Wilson as a          ISSUER            YES             FOR                  FOR

Director of Westpac

PROPOSAL #4.: Grant shares under the Chief Executive         ISSUER            YES             FOR                  FOR

Officer Restricted Share Plan, and Performance share

rights and performance options under the Chief

Executive Officer Performance Plan to the Managing

Director and Chief Executive Officer, Gail Patricia

Kelly, in the manner as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WM MORRISON SUPERMARKETS PLC, BRADFORD

  TICKER:                  N/A                 CUSIP:   G62748119

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors report and audited        ISSUER            YES         AGAINST           AGAINST

 financial statements for the 52 weeks ended 31 JAN

PROPOSAL #2: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the 52 weeks ended 31 JAN 2010

PROPOSAL #3: Declare a final dividend of 7.12p per            ISSUER            YES             FOR                  FOR

share payable on 09 JUN 2010 to ordinary shareholders

 on the register of members at the close of business

on 07 MAY 2010

PROPOSAL #4: Re-election of Martyn Jones as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-election of Penny Hughes as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Johanna Waterous as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Dalton Philips as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #8: Re-appointment of KPMG Audit Plc as the         ISSUER            YES         AGAINST           AGAINST

Auditors of the Company to hold office from the

conclusion of this meeting until the conclusion of

the next AGM at which accounts are laid before the

PROPOSAL #9: Authorized the Directors to fix the                ISSUER            YES         AGAINST           AGAINST

remuneration of the Auditors

PROPOSAL #S.10: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases  as specified in Section 693 4  of the

Companies Act 2006  the Act  , on the London Stock

Exchange of ordinary shares of 10p each in the

capital of the Company  ordinary shares provided

that: i  the maximum aggregate number of ordinary

shares hereby authorized to be purchased in

265,202,295 ordinary shares representing

approximately 10% of the issued ordinary shares

capital at the date of this Notice;  ii  the minimum

price which may be paid for the ordinary shares is

their par value and the maximum price  excluding

expenses  which may be paid for the ordinary shares

is an amount equal to the higher of  a  5% above the

average of the middle market quotations of an

ordinary shares as derived from the Daily Official

List of the London Stock Exchange Plc for the 5 CONT

PROPOSAL #CONT: CONT business days before the                     ISSUER             NO              N/A                  N/A

purchase is made and  b  the value of an ordinary

shares calculated on the basis of the higher of the

price quoted for the last independent trade and the

highest current independent bid for any number of

ordinary shares on the trading venue where the

purchase is carried out;  Authority expires the

earlier of the conclusion of the next AGM of the

Company or, if earlier, on 30 JUN 2011  the Company

may make a contract to purchase its own shares under

the authority hereby conferred prior to the expiry of

 such authority and may make a purchase of its own

shares in pursuance of such contract

PROPOSAL #11: Authorize the Directors in accordance          ISSUER            YES             FOR                  FOR

with Section 551 of the Act, in substitution for all

existing authorities to the extent unused, to allot

shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company up to an aggregate nominal

amount of GBP 85,000,000, provided that  Authority

expires the earlier of the conclusion of the next AGM

 of the Company or, if earlier, on 30 JUN 2011  save

that the Company may, before such expiry, make an

offer or agreement which would or might require

shares to be allotted or rights to be granted after

such expiry and the Directors may allot shares or

grant rights in pursuance of such offer or agreement

as if the authority conferred by this resolution has

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities  as specified by Section 560 of the

 Act  for cash, either pursuant to the authority

conferred by Resolution 11 or by way of a sale of

treasury shares, as if Section 561 of the Act did not

 apply to any such allotment or sale, provided that

this power shall be limited to the allotment of

equity securities;  i  in connection with a rights

issue, open offer of securities to the holders of

ordinary shares in proportion  as nearly as may be

practicable  to their respective holdings and to

holders of other equity securities a required by the

rights of those securities or as the Directors

otherwise consider necessary, but in each case

subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient in

PROPOSAL #CONT: CONTD. to treasury shares, fractional        ISSUER             NO              N/A                  N/A

 entitlements, record dates, legal or practical

problems in or under the laws of any territory or the

 requirements of any regulatory body or stock

exchange; and  ii   otherwise than pursuant to

paragraph  i  of this Resolution 12  to any person or

 persons up to an aggregate nominal amount of GBP

13,260,000;  Authority expires the earlier of the

conclusion of the next AGM of the Company or, if

earlier, on 30 JUN 2011 save that the Company may,

before such expiry make an offer or agreement which

would or might require equity securities to be

allotted after such expiry and the Directors may

allot equity securities in pursuance of any such

offer or agreement notwithstanding that the power

PROPOSAL #S.13: Approve a general meeting , other              ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

day's notice

PROPOSAL #S.14: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all of the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Act, are treated as provisions

of the Company's Articles of Association; and the

Articles of Association produced to the meeting and

initialed by the Chairman of the meeting for the

purpose of identification be adopted as the Articles

of Association of the Company in substitution for,

and to the exclusion of the existing Articles of

Association

PROPOSAL #15: Approve, the Wm Morrison Supermarkets          ISSUER            YES         AGAINST           AGAINST

PLC Sharesave Scheme 2010  the Scheme to be

constituted by the rules produced in draft to the

meeting and initialed by the Chairman for the purpose

 of identification and authorize the Directors to

cause such rules to be adopted in the form of such

draft with such modifications  if any  as they

consider necessary or desirable including any

amendments thereto required by HM Revenue and Customs

 for the purpose of obtaining approval of the Scheme

under the provisions of Schedule 3 of the income tax

 earnings and pensions  Act 2003 and to do all acts

and things which they consider necessary or expedient

 in implementing and giving effect to the same

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOLSELEY PLC

  TICKER:                  N/A                 CUSIP:   G97278116

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report of the              ISSUER            YES         AGAINST           AGAINST

Directors and the financial statements

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Re-elect Mr. John W. Whybrow as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-elect Mr. Gareth Davis as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Frank W Roach as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. Nigel M. Stein as a                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #7.: Elect Mr. Ian K. Meakins as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Mr. Alain Le Goff as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Mr. Michael Wareing as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Re-appoint the Auditors                                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #11.: Authorize the Directors to determine          ISSUER            YES         AGAINST           AGAINST

the Auditors remuneration

PROPOSAL #12.: Approve to give the Company limited            ISSUER            YES             FOR                  FOR

authority to incur political expenditure and to make

political donations

PROPOSAL #13.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares up to a specified amount

PROPOSAL #S.14: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities for cash up to a specified amount

PROPOSAL #S.15: Approve to renew the limited                       ISSUER            YES             FOR                  FOR

authority of the Company to purchase its own ordinary

PROPOSAL #S.16: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Approve to reduce general meeting              ISSUER            YES             FOR                  FOR

notice periods

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WPP PLC

  TICKER:                  N/A                 CUSIP:   G9787K108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Company's accounts        ISSUER            YES             FOR                  FOR

 for the FYE 31 DEC 2009 together with the Directors'

 report, the Directors' remuneration report and the

Auditors' report on those accounts and the Auditable

part of the remuneration report

PROPOSAL #2: Approve the WPP Directors' remuneration         ISSUER            YES             FOR                  FOR

report set out in the report of the Compensation

Committee contained in the 2009 Report & Accounts

PROPOSAL #3: Approve the corporate responsibility              ISSUER            YES             FOR                  FOR

report contained in the 2009 Report & Accounts

PROPOSAL #4: Re-elect Paul Richardson as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Philip Lader as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Esther Dyson as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-elect John Quelch as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Stanley (Bud) Morten as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #9: Re-appoint Deloitte LLP as Auditors of          ISSUER            YES             FOR                  FOR

the Company to hold office from the conclusion of the

 AGM to the conclusion of the next AGM of the Company

 and authorize the Directors to determine their

remuneration

PROPOSAL #10: Authorize the Board of Directors, in            ISSUER            YES             FOR                  FOR

accordance with Article 6 of the Company's Articles

of Association, to allot relevant securities (as

defined in the Company's Articles of Association) up

to a maximum nominal amount of GBP 45,609,991 for a

period expiring (unless previously renewed, varied or

 revoked by the Company in general meeting) on 01 JUN

 2015, save that the Company may before such expiry

make an offer or agreement which would or might

require relevant securities to be allotted after such

 expiry and the Board of Directors may allot relevant

 securities pursuant to such offer or agreement as if

 the authority conferred on them hereby had not

PROPOSAL #S.11: Authorize the Company generally and          ISSUER            YES             FOR                  FOR

unconditionally: (a) pursuant to Article 57 of the

Companies (Jersey) Law 1991 to make market purchases

of ordinary shares in the Company on such terms and

in such manner as the Directors of the Company may

from time to time determine, provided that: (i) the

maximum number of ordinary shares hereby authorized

to be purchased is 125,496,212; (ii) the minimum

price which may be paid for an ordinary share is 10

pence (exclusive of expenses (if any) payable by the

Company); (iii) the maximum price which may be paid

for an ordinary share is not more than the higher of

an amount equal to 105% of the average of the middle

market quotations for an ordinary share as derived

from the London Stock Exchange Daily Official List

for the 5 business days immediately preceding the day

 on which the ordinary share is contracted to be

purchased and the amount stipulated by Article 5 (1)

PROPOSAL #CONT: CONTD. the Buyback and Stabilisation         ISSUER             NO              N/A                  N/A

Regulation 2003 (exclusive of expenses (if any)

payable by the Company); and ( iv) this authority,

unless previously revoked or varied, shall expire on

the earlier of the conclusion of the AGM of the

Company to be held in 2011 and 01 SEP 2011, save that

 a contract of purchase may be concluded by the

Company before such expiry which will or may be

executed wholly or partly after such expiry, and the

purchase of shares may be made in pursuance of any

such contract; and (b) pursuant to Article 58A of the

 Companies (Jersey) Law 1991, and if approved by the

Directors, to hold as treasury shares any ordinary

shares purchased pursuant to the authority conferred

by Resolution 11 (a) above

PROPOSAL #S.12: Authorize the Board of Directors, in         ISSUER            YES             FOR                  FOR

accordance with Article 8 of the Company's Articles

of Association, to allot equity securities (as

defined in the Company's Articles of Association)

wholly for cash (including in connection with a

rights issue (as defined in the Company's Articles of

 Association)) as if Article 7 of the Company's

Articles of Association did not apply, provided that

(a) for the purposes of paragraph (1)(b) of Article 8

 only, the aggregate nominal amount to which this

authority is limited is GBP 6,285,768, and (b) this

authority shall expire (unless previously renewed,

varied or revoked by the Company in general meeting)

on 01 JUN 2015 save that the Company may before such

expiry make an offer or agreement which would or

might require equity securities to be allotted after

such expiry and the Board of Directors may allot

equity securities pursuant to such offer or agreement

 as if the authority conferred on them hereby

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XSTRATA PLC

  TICKER:                  N/A                 CUSIP:   G9826T102

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual report and         ISSUER            YES             FOR                  FOR

financial statements of the Company, and the reports

of the Directors and the Auditors thereon, for the YE

 31 DEC 2009

PROPOSAL #2: Declare a final dividend of USD 0.08              ISSUER            YES             FOR                  FOR

cents per Ordinary Share in respect of the YE 31 DEC

2009

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #4: Re-election of Mick Davis as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-election of David Rough as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Sir. Steve Robson as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Willy Strothotte as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Election of Dr. Con Fauconnier as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #9: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors to the Company to hold office until the

conclusion of the next general meeting at which

accounts are laid before the Company and authorize

the Directors to determine the remuneration of the

PROPOSAL #10: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

Section 551 of the Companies Act 2006 to: (i) allot

shares in the Company, and to grant rights to

subscribe for or to convert any security into shares

in the Company: (A) up to an aggregate nominal amount

 of USD 489,835,270; and (B) comprising equity

securities (as defined in Section 560 of the

Companies Act 2006) up to an aggregate nominal amount

 of USD 979,670,540 (including within such limit any

shares issued or rights granted under paragraph (A)

above) in connection with an offer by way of a rights

 issue: (I) to holders of ordinary shares in

proportion (as nearly as may be practicable) to their

 existing holdings; and (II) to people who are

holders of other equity securities if this is

required by the rights of those securities or, if the

 Directors consider it necessary, as permitted by the

 rights of those securities, and so that the

Directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under, the

laws of, any territory or any other matter; for a

period expiring (unless previously renewed, varied or

 revoked by the Company in a general meeting) at the

end of the next annual general meeting of the Company

 after the date on which this resolution is passed;

and (ii) make an offer or agreement which would or

might require shares to be allotted, or rights to

subscribe for or convert any security into shares to

be granted, after expiry of this authority and the

directors may allot shares and grant rights in

pursuance of that offer or agreement as if this

authority had not expired, (b) that, subject to

paragraph (c) below, all existing authorities given

to the Directors pursuant to Section 80 of the

Companies Act 1985 to allot relevant securities (as

defined by the Companies Act 1985) by the passing on

05 MAY 2009 of the resolution numbered 8 as set out

in the notice of the Company's seventh AGM (the 2009

AGM Notice) be revoked by this resolution, (c) that

paragraph (b) above shall be without prejudice to the

 continuing authority of the directors to allot

shares, or grant rights to subscribe for or convert

any securities into shares, pursuant to an offer or

agreement made by the Company before the expiry of

PROPOSAL #S.11: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 10 in the Notice of AGM and

 in place of the power given to them by the passing

on 05 MAY 2009 of the resolution numbered 9 as set

out in the 2009 AGM Notice, pursuant to Section 570

and Section 573 of the Companies Act 2006 to allot

equity securities (as defined in Section 560 of the

Companies Act 2006) for cash, pursuant to the

authority conferred by Resolution 10 in the Notice of

 AGM as if Section 561(1) of the Companies Act 2006

did not apply to the allotment, this power: (a)

expires (unless previously renewed, varied or revoked

 by the Company in a general meeting) at the end of

the next AGM of the Company after the date on which

this resolution is passed, but the Company may make

an offer or agreement which would or might require

equity securities to be allotted after expiry of this

 power and the Directors may allot equity securities

in pursuance of that offer or agreement as if this

power had not expired; and (b) shall be limited to

the allotment of equity securities in connection with

 an offer of equity securities (but in the case of

the authority granted under Resolution 10 (a)(i)(B),

by way of a rights issue only): (i) to the ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

people who hold other equity securities, if this is

required by the rights of those securities or, if the

 Directors consider it necessary, as permitted by the

 rights of those securities, and so that the

directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under the

laws of, any territory or any other matter; and (c)

in the case of the authority granted under Resolution

 10 (a)(i)(A) shall be limited to the allotment of

equity securities for cash otherwise than pursuant to

 paragraph (b) up to an aggregate nominal amount of

USD 73,475,290; this power applies in relation to a

sale of shares which is an allotment of equity

securities by virtue of Section 560(3) of the Act as

if the first paragraph of this resolution the words

pursuant to the authority conferred by Resolution 10

PROPOSAL #S.12: Approve that any EGM of the Company          ISSUER            YES             FOR                  FOR

(as defined in the Company's Articles of Association

as a general meeting other than an AGM) may be called

 on not less than 20 clear days' notice

PROPOSAL #S.13: Amend, with effect from the                        ISSUER            YES             FOR                  FOR

conclusion of the meeting: (A) save for Clause 4.3 of

 the Company's Memorandum of Association (the

Memorandum) which shall remain in full force and

effect, the Articles of Association of the Company by

 deleting the provisions of the Company's Memorandum

which, by virtue of Section 28 Companies Act 2006,

are to be treated as provisions of the Company's

Articles of Association; and (B) the amendments to

the Company's Articles of Association which are shown

 in the draft Articles of Association labelled A for

the purposes of identification, the main features of

which are as specified, shall become effective

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAHOO JAPAN CORPORATION

  TICKER:                  N/A                 CUSIP:   J95402103

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMADA DENKI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J95534103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MINING CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.A: Approve the acquisition of 100%                ISSUER            YES             FOR                  FOR

equity interest in Felix Resources Limited by the

Company by way of a Scheme of Arrangement through

Austar Coal Mine Pty Limited, a wholly-owned

subsidiary of Yancoal Australia Pty Limited ['Yancoal

 Australia Pty'], a wholly-owned subsidiary of the

Company [the 'Transaction']

PROPOSAL #S.1.B: Approve all resolutions passed at            ISSUER            YES             FOR                  FOR

the EGM shall be valid for a period of 12 months from

 the date of passing

PROPOSAL #S.2: Approve the Material Asset                            ISSUER            YES             FOR                  FOR

Restructuring Report of the Company containing, inter

 alia, the following matters in relation to the

Transaction, namely (1) the method of acquisition,

the subject matter of and the counterparty to the

Transaction; (2) the consideration; (3) the method or

 basis for determining the consideration; (4) the

contractual obligations and the liabilities for

breach of contract in respect of the transfer of

title relating to the shares to be acquired; and (5)

the conditions precedent and the effective date of

the Transaction

PROPOSAL #S.3: Approve the Financing Arrangement in          ISSUER            YES             FOR                  FOR

respect of the satisfaction of the consideration for

the Transaction in the amount of AUD 3,333 million

[equivalent to approximately RMB 18,951 million] to

be satisfied by way of bank loans to be provided by

Bank of China, Sydney Branch or a syndicate of banks

led by Bank of China, Sydney Branch to be made in AUD

 or USD equivalent to the amount of RMB 20 billion;

and the issuance of a letter of guarantee by Bank of

China, Shandong Branch in favor of Bank of China,

Sydney Branch at the request of and upon the

application made by the Company to Bank of China,

Shandong Branch; and the provision of the counter-

guarantee by the controlling shareholder of the

Company, Yankuang Group Corporation Limited, to the

PROPOSAL #S.4: Authorize the Board of Directors [the         ISSUER            YES             FOR                  FOR

'Board'] of the Company and Mr. Wu Yuxiang and Mr.

Zhang Baocai, being the Directors of the Company, to

take any action and further actions on behalf of the

Company as they consider necessary, appropriate,

desirable or expedient in connection with the

Transaction in accordance with the requirements of

relevant regulatory authorities and the requirements

of the Transaction itself, including, without

limitation, executing and delivering any and all

agreements, documents and instruments, if any, to

execute and/or perform all necessary and ancillary

actions with respect to the Transaction and to

perfect the Transaction, making any amendments,

revisions, supplements or waivers of any matters in

relation to, or in connection with or incidental to,

the Transaction which they consider are in the

interest of the Company, provided that such

amendments, revisions, supplements or waivers shall

not result in a material change to the terms of the

Transaction; and ratify and consider any or all past

actions by the Board which they may deem or have

deemed in their sole discretion to be necessary with

respect to any of the matters contemplated by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Li Weimin as a Director of            ISSUER            YES             FOR                  FOR

the Company, whose appointment will

PROPOSAL #S.2: Amend the Rules of Procedures for the         ISSUER            YES             FOR                  FOR

Board of Yanzhou Coal Mining Company Limited

PROPOSAL #S.3: Amend the Rules of Procedures for the         ISSUER            YES             FOR                  FOR

Supervisory Committee of Yanzhou Coal Mining Company

Limited

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the mandate on authorizing the        ISSUER            YES             FOR                  FOR

 Board of Directors to repurchase H Shares of the

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the working report of the Board        ISSUER            YES             FOR                  FOR

 of Directors of the Company the Board for the YE 31

DEC 2009

PROPOSAL #2.: Approve the working report of the                 ISSUER            YES             FOR                  FOR

Supervisory Committee of the Company for the YE 31

DEC 2009

PROPOSAL #3.: Approve the audited financial                        ISSUER            YES             FOR                  FOR

statements of the Company as at and for the YE 31 DEC

PROPOSAL #4.: Approve the proposed profit                            ISSUER            YES             FOR                  FOR

distribution plan of the Company for the YE 31 DEC

2009 and to authorize the Board to distribute an

aggregate cash dividend of RMB 1,229.6 million tax

inclusive , equivalent to RMB 0.25 tax inclusive per

share to the shareholders of the Company

PROPOSAL #5.: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Directors and Supervisors of the Company for the YE

31 DEC 2010

PROPOSAL #6.: Re-appointment of Grant Thornton and            ISSUER            YES             FOR                  FOR

Shine Wing Certified Public Accountants Ltd as the

Company's International and PRC Auditors for the year

 2010, respectively, until the conclusion of the next

 AGM and to determine their remuneration arrangements

PROPOSAL #7.: Approve the purchase of liability                 ISSUER            YES         AGAINST           AGAINST

insurance for the Directors, Supervisors and senior

officers of the Company

PROPOSAL #S.8: Approve the proposal regarding the              ISSUER            YES             FOR                  FOR

expansion of the business scope of Yanzhou Coal

Mining Company Limited and amendments to the Articles

 of Association of the Company

PROPOSAL #S.9: Authorize the Board to issue, allot            ISSUER            YES             FOR                  FOR

and deal with additional H Shares in the share

capital of the Company and to make or grant offers,

agreements and options in respect thereof, subject to

 the following terms: i) such mandate shall not

extend beyond the Relevant Period save that the Board

 may during the Relevant Period make or grant offers,

 agreements or options which might require the

exercise of such powers after the end of the Relevant

 Period; ii) the number of shares allotted or agreed

conditionally or unconditionally to be allotted

whether pursuant to an option or otherwise by the

Board shall not exceed 20% of the number of H Shares

in issue as at the date of the this resolution; and

iii) the Board will only exercise its power under

such mandate in accordance with the Company Law of

the PRC and the Rules Governing the Listing of

Securities on the Stock Exchange of Hong Kong Limited

 as amended from time and only if all necessary

approvals from the China Securities Regulatory

Commission and/or other relevant PRC government

authorities are obtained; H Shares means the

overseas-listed foreign invested shares in the share

capital of the Company with a par value of RMB 1.00

each, and which are held and traded in Hong Kong

dollars; Authority expires at the conclusion of the

next AGM of the Company following the passing of this

 resolution or expiration of a 12 month period

following the passing of this resolution or the date

on which the authority set out in this resolution is

revoked or varied by a special resolution of the

shareholders of the Company in a general meeting;

authorize the Board, contingent on the Directors

resolving to issue shares pursuant to this

resolution, to approve, execute and do or procure to

be executed and done, all such documents, deeds and

things as it may consider relevant in connection with

 the issue of such new shares including, but not

limited to, determining the time and place of issue,

making all necessary applications to the relevant

authorities and entering into an underwriting

agreement or any other agreement , to determine the

use of proceeds and to make all necessary filings and

 registrations with the relevant PRC, Hong Kong and

other authorities, and to make such amendments to the

 Articles of Association as it thinks fit so as to

reflect the increase in registered capital of the

Company and to reflect the new share capital

structure of the Company under the intended allotment

 and issue of the shares of the Company pursuant to

PROPOSAL #S.10: Authorize the Board of the Company,          ISSUER            YES             FOR                  FOR

subject to this resolution, to repurchase the issued

H shares of the Company on the Hong Kong Stock

Exchange, subject to and in accordance with all

applicable laws, rules and regulations and/or

requirements of the governmental or regulatory body

of securities in the PRC, the Hong Kong Stock

Exchange or of any other governmental or regulatory

body be approved; the aggregate nominal value of H

Shares of the Company authorized to be repurchased

subject to the approval in this resolution during the

 Relevant Period shall not exceed 10% of the

aggregate nominal value of the issued H Shares of the

 Company as at the date of the passing of this

resolution; i) the passing of a special resolution

with the same terms as the resolution set out in this

 paragraph except for this sub-paragraph (c) (i) at a

 class meeting for the holders of Domestic Shares of

the Company to be held on 25 JUN 2010 or on such

adjourned date as may be applicable ; and the class

meeting for the holders of H Shares to be held on 25

JUN 2010 or on such adjourned date as may be

applicable for such purpose; ii) the approval of the

relevant PRC regulatory authorities as may be

required by laws, rules and regulations of the PRC

being obtained by the Company if appropriate; and

iii) the Company not being required by any of its

creditors to repay or to provide guarantee in respect

 of any amount due to any of them or if the Company

is so required by any of its creditors, the Company

having, in its absolute discretion, repaid or

provided guarantee in respect of such amount pursuant

 to the notification procedure set out in Articles of

 Association; subject to the approval of all relevant

 PRC regulatory authorities for the repurchase of

such H Shares being granted, the Board be authorized

to: i) amend the Articles of Association as it thinks

 fit so as to reduce the registered share capital of

the Company and to reflect the new capital structure

of the Company upon the repurchase of H shares of the

 Company as contemplated in this resolution; and ii)

file the amended Articles of Association with the

relevant governmental authorities of the PRC;

Authority expires at the conclusion of the next AGM

or the expiration of a 12 month period following the

passing of this special resolution or the date on

which the authority set out in this special

resolution is revoked or varied by a special

resolution of the shareholders of the Company in any

general meeting or by a special resolution of holders

 of H shares or holders of domestic shares of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YARA INTERNATIONAL ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R9900C106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Chairperson of the                 ISSUER            YES             FOR                  FOR

meeting and of a person to co-sign the

PROPOSAL #2: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

annual report for 2009 for Yara International Asa and

 the Group, hereunder payment of dividends

PROPOSAL #3: Approve the guidelines for the                        ISSUER            YES             FOR                  FOR

remuneration of the members of the Executive

PROPOSAL #4: Approve to determination of remuneration        ISSUER            YES             FOR                  FOR

 to the Auditor

PROPOSAL #5: Election of members of the Board                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to determine the remuneration to        ISSUER            YES             FOR                  FOR

 the members of the Board, members of the

Compensation Committee and the Auditor Committee

PROPOSAL #7: Re-elect for a period of 2 years of Eva         ISSUER            YES             FOR                  FOR

Lystad a Chairperson and Bjorg Ven, Thorunn Kathrine

Bakke and Olaug Svarva as the Members of the

Nomination Committee and determination of the

PROPOSAL #8: Amend the Articles of Association                   ISSUER            YES             FOR                  FOR

regarding documents to the general meeting

PROPOSAL #9: Approve the power of attorney from the          ISSUER            YES             FOR                  FOR

general meeting to the Board for acquisition of own

shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YUE YUEN INDUSTRIAL (HOLDINGS) LTD

  TICKER:                  N/A                 CUSIP:   G98803144

  MEETING DATE:      3/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Auditors for the YE 30 SEP 2009

PROPOSAL #2: Declare a final dividend of HKD 0.55 per        ISSUER            YES             FOR                  FOR

 share for the YE 30 SEP 2009

PROPOSAL #3.I: Re-elect Mr. Kuo Tai Yu as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.II: Re-elect Mr. Chan Lu Min as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.III: Re-elect Ms. Tsai Pei Chun, Patty as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.IV: Re-elect Ms. Kuo Li Lien as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.V: Re-elect Dr. Liu Len Yu as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.VI: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Appoint the Auditors and authorize the          ISSUER            YES             FOR                  FOR

Board of Directors to fix their

PROPOSAL #5.A: Authorize the Directors of the                     ISSUER            YES         AGAINST           AGAINST

Company, during the Relevant Period  as specified

below , to allot, issue and deal with additional

shares in the capital of the Company and to make or

grant offers, agreements and options which might

require the exercise of such power; the aggregate

nominal amount of share capital allotted or agreed

conditionally or unconditionally to be allotted

whether pursuant to an option or otherwise  by the

Directors of the Company pursuant to the approval in

this resolution, otherwise than pursuant to a rights

PROPOSAL #5.B: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, during the Relevant Period  as specified

below , to purchase its own shares, subject to and in

 accordance with all applicable laws; the aggregate

nominal amount of shares of the Company purchased or

agreed conditionally or unconditionally to be

purchased by the Company pursuant to the approval in

this resolution shall not exceed 10% of the aggregate

 nominal amount of the share capital of the Company

in issue as at the date of this resolution and the

said approval be limited accordingly; and  Authority

expires the earlier of the conclusion of the next AGM

 of the Company following the passing of this

resolution at which time it shall lapse unless, by

ordinary resolution passed at that meeting, the

authority is renewed, either unconditionally or

subject to conditions; or the revocation or variation

 of the authority given under this resolution by an

ordinary resolution of the shareholders of the Compa

PROPOSAL #5.C: Approve, conditional upon the                       ISSUER            YES         AGAINST           AGAINST

Resolution designated 5.B in the notice of general

meeting being passed  with or without amendments ,

the aggregate nominal amount of the number of shares

in the capital of the Company which are repurchased

by the Company under the authority granted to the

Directors of the Company as mentioned in that

resolution shall be added to the aggregate nominal

amount of share capital of the Company that may be

allotted or agreed conditionally or unconditionally

to be allotted by the directors of the Company

pursuant to the Resolution designated 5.A in the

notice of general meeting of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZURICH FINANCIAL SERVICES AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H9870Y105

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve the annual report, the annual         ISSUER            YES             FOR                  FOR

financial statements and the consolidated financial

statements for 2009

PROPOSAL #1.B: Approve the remuneration system                   ISSUER            YES             FOR                  FOR

according to the remuneration report

PROPOSAL #2.: Approve the appropriation of available         ISSUER            YES             FOR                  FOR

earnings of Zurich Financial Services Ltd for 2009

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Committee

PROPOSAL #4.: Approve the share capital reduction and        ISSUER            YES             FOR                  FOR

 amend the Articles of Incorporation [Article 5]

PROPOSAL #5.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital and amend the Articles of Incorporation

 [Article 5bis Paragraph 1]

PROPOSAL #6.: Approve to increase the contingent                ISSUER            YES             FOR                  FOR

share capital and amend the Articles of Incorporation

 [Article 5ter Paragraph 2a]

PROPOSAL #7.: Approve further change to the Articles         ISSUER            YES             FOR                  FOR

of Incorporation [Article 6]

PROPOSAL #8.1.1: Election of Mr. Josef Ackermann                ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.2: Re-election of Ms. Susan Bies                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.3: Re-election of Mr. Victor Chu                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.4: Re-election of Mr. Armin Meyer                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.5: Re-election of Mr. Rolf Watter                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.2: Re-election of PricewaterhouseCoopers         ISSUER            YES             FOR                  FOR

AG as the Auditors

PROPOSAL #9.: Ad-hoc                                                                 ISSUER            YES             FOR                  FOR

                                                                          SIGNATURES

  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  VANGUARD TRUSTEES' EQUITY FUND

  By:     /s/F. William McNabb III

             (Heidi Stam)

             F. William McNabb III*

             Chairman and Chief Executive Officer

  Date:   August 31, 2010

      *  By Power of Attorney.  Filed on April 26, 2010, see File Number 33-53683.

                Incorporated by Reference.